As filed with the Securities and Exchange Commission on June 30, 2020
UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-03802
NEUBERGER BERMAN INCOME FUNDS
(Exact name of registrant as specified in charter)
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
(Address of principal executive offices – Zip Code)
Registrant's telephone number, including area code: (212) 476-8800
Joseph V. Amato
Chief Executive Officer and President
Neuberger Berman Income Funds
c/o Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, New York 10104-0002
Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and addresses of agents for service)
Date of fiscal year end: October 31
Date of reporting period: April 30, 2020
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.  Report to Shareholders.

Following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Income Funds

Investor Class Shares
Trust Class Shares
Institutional Class Shares

Core Bond Fund

Emerging Markets Debt Fund

Floating Rate Income Fund

High Income Bond Fund

Municipal High Income Fund

Municipal Impact Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

Municipal Intermediate Bond Fund

Short Duration Bond Fund

Short Duration High Income Fund

Strategic Income Fund

Unconstrained Bond Fund

Semi-Annual Report

April 30, 2020

Beginning on January 1, 2021, as permitted by regulations adopted by the U.S. Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund's website www.nb.com/fundliterature, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 800.877.9700 or by sending an e-mail request to fundinfo@nb.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 800.877.9700 or send an email request to fundinfo@nb.com to inform the Fund that you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

Contents

THE FUNDS

President's Letter	1

PORTFOLIO COMMENTARY

Core Bond Fund	2
Emerging Markets Debt Fund	4
Floating Rate Income Fund	7
High Income Bond Fund	9
Municipal High Income Fund	11
Municipal Impact Fund	13
Municipal Intermediate Bond Fund	15
Short Duration Bond Fund	17
Short Duration High Income Fund	19
Strategic Income Fund	21
Unconstrained Bond Fund	23
FUND EXPENSE INFORMATION	30
LEGEND	33

SCHEDULE OF INVESTMENTS

Core Bond Fund	34
Emerging Markets Debt Fund	46
Positions by Industry	64
Floating Rate Income Fund	78
Positions by Country	88
High Income Bond Fund	92
Municipal High Income Fund	107
Municipal Impact Fund	116
Municipal Intermediate Bond Fund	121

Short Duration Bond Fund	130
Positions by Country	136
Short Duration High Income Fund	139
Strategic Income Fund	142
Positions by Country	183
Unconstrained Bond Fund	194
FINANCIAL STATEMENTS	202

FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA

Core Bond Fund	248
Emerging Markets Debt Fund	250
Floating Rate Income Fund	250
High Income Bond Fund	252
Municipal High Income Fund	256
Municipal Impact Fund	256
Municipal Intermediate Bond Fund	258
Short Duration Bond Fund	260
Short Duration High Income Fund	262
Strategic Income Fund	264
Unconstrained Bond Fund	266
Directory	272
Proxy Voting Policies and Procedures	273
Quarterly Portfolio Schedule	273

The "Neuberger Berman" name and logo and "Neuberger Berman Investment Advisers LLC" name are registered service marks of Neuberger Berman Group LLC. The individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Investment Advisers LLC, an affiliate of Neuberger Berman BD LLC, distributor, member FINRA. ©2020 Neuberger Berman BD LLC, distributor. All rights reserved.

President's Letter

Dear Shareholder,

I am pleased to present this semi-annual shareholder report for the Neuberger Berman Income Funds.

The record-long 11-year U.S. economic expansion abruptly ended during the six months ended April 30, 2020 (the reporting period) due to the severe impact from the COVID-19 pandemic. Forced business closures, stay-at-home orders and surging unemployment all took their toll on the economy. Unsurprisingly for this environment, U.S. real gross domestic product (GDP) sharply contracted during the first quarter of 2020.

Given the sharp economic downturn, the U.S. Federal Reserve Board took a number of accommodative actions, including emergency rate cuts and open-ended asset purchases, to support the economy and help stabilize financial markets. Similarly, we witnessed unprecedented fiscal action, with the U.S. government passing more than $2 trillion in government spending in an attempt to support the economy. The fiscal package included loans to large and small companies, expanding unemployment insurance and other provisions to assist the hardest hit sectors of the economy. Overseas, the European Central Bank, the Bank of England, the Bank of Japan and other central banks introduced aggressive stimulus measures of their own to help mitigate the impact of the virus on their respective financial markets and economies.

Against this backdrop, global fixed income markets experienced severe episodes of volatility. As investor risk aversion increased, U.S. Treasury yields declined and reached all-time lows in March 2020. (Treasury yields and prices move in the opposite direction). In contrast to U.S. Treasuries, a number of other fixed income sectors produced weak results over the period, most notably non-investment grade bonds, bank loans and emerging market debt. Even the typically staid municipal bond market performed poorly due to concerns about market liquidity and municipal finances. All told, the Bloomberg Barclays U.S. Aggregate Bond Index returned 4.86% during the six months ended April 30, 2020.

Coming into 2020, we anticipated a modest slowdown in U.S. growth, stabilization in international developed market growth and potentially elevated market volatility ahead of the U.S. presidential election. However, COVID-19 has clearly disrupted that thesis. We now anticipate a meaningful slowdown in global growth, including in the U.S., ultimately leading to a recessionary environment of uncertain length and severity.

Amid challenged global growth and historic levels of monetary stimulus, we anticipate a potentially long period of zero (or negative) policy rates, with central banks increasingly buying higher-quality assets. With that in mind, we also anticipate compelling opportunities in credit spreads, with an initial focus on quality securities in central bank-supported sectors broadening out to other sectors as the pandemic and the associated economic dislocations run their course. In terms of overall positioning, we believe that portfolios should be especially cognizant of risk and maintain liquidity to both manage volatility and maintain flexibility as conditions improve.

Neuberger Berman continues to monitor the ongoing developments related to COVID-19 with a particular focus on two areas: the safety and health of its employees and clients, and the ability to continue to conduct effectively its investment and business operations, including all critical services. Neuberger Berman has a dedicated Business Continuity Management team staffed with full-time professionals, who partner with over 60 Business Continuity Coordinators covering all business functions across all geographies. Neuberger Berman currently has not experienced a significant impact on its operating model. Neuberger Berman will continue to watch the effectiveness of efforts to contain the spread of the COVID-19 virus and the potential long-term implications on global economies and will continue to monitor and adapt as necessary the firm's operations and processes to most effectively manage portfolios.

Thank you for your support and trust. We look forward to continue serving your investment needs in the years to come.

Sincerely,

JOSEPH V. AMATO
PRESIDENT AND CEO
NEUBERGER BERMAN INCOME FUNDS

Core Bond Fund Commentary

Neuberger Berman Core Bond Fund Institutional Class generated a 3.84% total return for the six months ended April 30, 2020 (the reporting period), and underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which saw a 4.86% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. Treasury yields moved sharply lower across the curve during the reporting period, due to intensifying concerns over the severity of COVID-19's impact on global growth and a heightened demand for "safe-haven" assets globally. Meanwhile, credit spreads widened to levels not seen since the Global Financial Crisis in 2008, and liquidity was challenged amid a rush to safety and forced sales by some leveraged market participants. Responding to heightened market volatility, global central banks announced substantial monetary policy support, including emergency rate cuts and a series of investment grade corporate bond purchase facilities by the U.S. Federal Reserve Board. On the fiscal side, governments also took emergency action, with the U.S. government passing more than $2 trillion in a series of packages aimed at near-term relief for impacted workers and businesses. The swift, unprecedented monetary and fiscal response contributed to improved liquidity conditions and a market rebound in April. Over a longer horizon, these actions are also expected to at least partially mitigate the economic impact of the health crisis.

The Fund's diversified overweight in securitized sectors versus the Index and security selection in investment-grade credit were the primary drivers of underperformance versus the Index. More specifically, overweights to securitized sectors, such as commercial mortgage-backed securities (CMBS), credit risk transfer securities, non-agency mortgage-backed securities (MBS) and, to a lesser degree, collateralized loan obligations (CLOs), weighed on relative performance. In terms of security selection within corporate credit, issuer positioning in the energy, consumer non-cyclical and financial sectors were notable detractors. The Fund's allocation to U.S. Treasury-Inflation Protected Securities (TIPS) was another headwind for results, as inflation expectations moderated given COVID-19 and sharply lower oil prices. The Fund's duration was tactically adjusted over the period and, overall, contributed to performance. Finally, the Fund's underweight exposure to investment-grade credit, particularly in March, also contributed to performance.

The Fund's use of futures contracts contributed positively to performance during the reporting period.

There were several adjustments made to the portfolio during the period. In terms of sector positioning, we added to select U.S. investment-grade credit holdings and agency MBS in light of wider spreads and recently enacted asset purchase programs, which directly support those markets. We also modestly pared our exposures to TIPS and CMBS. Overall, the Fund's key sector overweights versus the Index include CMBS, agency MBS, non-agency MBS, credit risk transfer securities, CLOs rated AAA and investment-grade credit.

As we look forward, we believe spread markets, particularly investment-grade credit, represent substantial value. We think the COVID-19 pandemic is likely to produce a protracted period of zero (or negative) policy rates, with central banks increasingly buying higher-quality assets such as sovereign debt, agency mortgages and investment-grade credit. Overall, our view is that wider credit spreads have created a compelling opportunity. We anticipate that investors' need for yield, coupled with expanded government support, will drive spreads in many markets to substantially tighter levels over the intermediate term. However, we believe that security selection will be important going forward in light of ongoing volatility. Looking ahead at government bond yields, we anticipate range-bound markets.

Sincerely,

THANOS BARDAS, DAVID M. BROWN, NATHAN KUSH AND BRAD TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays U.S. Aggregate Bond Index, which are determined based on the average ratings issued by S&P Global, Moody's and Fitch.

Core Bond Fund

TICKER SYMBOLS

Investor Class	NCRIX
Institutional Class	NCRLX
Class A	NCRAX
Class C	NCRCX
Class R6	NRCRX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	6.4%
Corporate Bonds	30.8
Mortgage-Backed Securities	51.1
U.S. Government Agency Securities	0.9
U.S. Treasury Obligations	17.4
Short-Term Investments	2.1
Liabilities Less Other Assets	(8.7)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS2,18

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2020
	Date	04/30/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[3]	02/01/1997	3.64%	8.81%	3.08%	3.51%	4.76%
Institutional Class[3]	10/01/1995	3.84%	9.23%	3.50%	3.93%	5.17%
Class A4	12/20/2007	3.55%	8.82%	3.08%	3.51%	4.94%
Class C4	12/20/2007	3.16%	7.90%	2.32%	2.73%	4.55%
Class R6[4]	01/18/2019	3.89%	9.34%	3.52%	3.94%	5.17%
With Sales Charge
Class A4		-0.89%	4.20%	2.19%	3.06%	4.76%
Class C4		2.16%	6.90%	2.32%	2.73%	4.55%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		4.86%	10.84%	3.80%	3.96%	5.32%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2020, the 30-day SEC yields were 2.67%, 3.06%, 2.67%, 1.94% and 3.16% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 2.47%, 2.99%, 2.62%, 1.89% and 3.09% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year or period ended 2019 were 1.06%, 0.49%, 0.87%, 1.62% and 0.43% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios for fiscal year or period ended 2019 were 0.79%, 0.39%, 0.79%, 1.54% and 0.29% for Investor Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended April 30, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Debt Fund Commentary

Neuberger Berman Emerging Markets Debt Fund Institutional Class generated a -10.70% total return for the six month period ended April 30, 2020 (the reporting period) and underperformed its benchmark, a blend consisting of 50% J.P. Morgan Government Bond Index—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index—Diversified (the Index), which delivered a -8.64% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

In the trailing six months, emerging markets (EM) debt experienced negative shocks from the outbreak of COVID-19, a collapse in oil prices and subsequent liquidity shock. The hard currency sovereign debt index (J.P. Morgan Emerging Markets Bond Index-Global Diversified) delivered a -10.08% total return, the corporate debt index (J.P. Morgan Corporate Emerging Markets Bond Index-Diversified) returned -4.70%, and the local currency index (J.P. Morgan Government Bond Index-Emerging Markets Global Diversified) returned -9.91%.

EM debt ended 2019 on a strong note. The announcement of a "Phase 1" deal between the U.S. and China, shortly before a scheduled increase in tariffs on Chinese imports in mid-December, supported a sharp rally in EM bonds and currencies. The U.S. Federal Reserve Board (Fed) cut its policy rate for the third time in a row in October and signaled a prolonged pause going into 2020. Monetary policy remained accommodative in most EM countries with a host of EM central banks cutting rates during the fourth quarter. However, this momentum ended in early 2020. EM hard currency bonds witnessed the sharpest sell-off since the 2008 Global Financial Crisis. EM sovereign bond spreads started to widen from mid-February on concerns about the spreading of the COVID-19 virus outside China. They then soared at an unprecedented pace in March as the worries about the virus outbreak were compounded by the collapse in oil prices and by the stresses in fixed income market liquidity. Risk assets saw some stabilization in the last week of March, supported by multiple massive stimulus packages by the Fed, which slashed its key rate to zero, announced an open-ended quantitative easing program and extended U.S. dollar (USD) swap lines with a number of EM central banks aimed at easing USD funding pressures abroad. Large fiscal stimulus packages were unveiled in many countries as well, while the International Monetary Fund (IMF) and World Bank announced a number of emergency financing instruments aimed at supporting developing countries in the height of this crisis.

Most of the Fund's underperformance was due to the bottom-up positioning across the underlying hard currency, local currency and corporate allocations in the portfolio. The underweight allocation to corporates relative to the Index also detracted from performance as it was more defensive in March compared to hard and local currency. We started the period with an overweight in hard currency versus local currency. We shifted the position to move overweight local currency going into 2020. We funded these allocations with an underweight to corporates throughout the period. In February and March we reduced the EM foreign currency (FX) position within the local currency sleeve, and we also brought down the spread duration in the hard currency sleeve to account for the extreme turn in markets. At the same time, the local sleeve increased local duration positioning given the deflationary aspects of the downturn.

From a bottom-up perspective within hard currency, country allocation detracted from performance due to the underweights to Saudi Arabia and the Philippines. The overweight exposure to frontier countries, including Sri Lanka and Ukraine, was also negative. In contrast, the contributors to performance were the underweight allocations to Lebanon and Ecuador, which both moved to restructure their sovereign debt in the period. In the corporate space, the overweight exposure to Brazil and underweight to lower beta1 Asian countries detracted from performance. The overweight to China was positive. Security selection in a Mexican airline and industrials detracted from performance. Positions in Chile were additive. By sector, security selection in the oil & gas industry was a drag on performance. The local currency part of the portfolio also underperformed the Index: local rates were positive but overwhelmed by negative FX positioning. In local rates, our underweight duration in Turkey and overweights in Russia, Egypt and Argentina were the main positive contributors to performance. In FX, our positions in the South African rand, Mexican peso, Russian ruble, and Brazilian real detracted from performance. Our underweight in Asian currencies contributed marginally.

The Fund's aggregate use of futures, forward foreign currency and swap contracts detracted from performance during the reporting period.

Over the trailing six months, there were a number of changes across the portfolio. Within hard currency we trimmed exposure to Indonesia and Russia and rotated into Gulf Cooperation Council countries as we believe valuations have become more attractive on a relative basis after the oil price collapse. We reduced exposure to South Africa which was downgraded to below investment grade and faces significant fiscal challenges ahead. Finally, we trimmed exposure to Mexico with the administration lagging in its response to the COVID-19 pandemic and consequent economic challenges. We continue to favor frontier countries that have bi/multi-lateral support and access to IMF programs and maintain exposure to Ivory Coast, Mongolia, Sri Lanka and Ukraine. We see opportunities to benefit from recovery values following restructuring announcements in Ecuador and Lebanon.

In corporate positioning, we participated in the new issuance market, which saw record levels until markets seized up in March. We were particularly active in the Asian markets and also took advantage of opportunities in Russia, which does not issue frequently. Overall, we added exposure in financials across regions. We also added to the infrastructure sector in China and the UAE. We cut exposure to utilities in Chile, India and Mexico. We also reduced exposure to the Chinese property sector and the gaming sector in Macau as the concerns around the pandemic surfaced in the country.

On the local currency side, we entered the period with a risk-on profile as global growth showed signs of improvement. However, the current portfolio reflects a cautious outlook in the near term given the sharp deterioration in the growth outlook on the back of COVID-19, which put pressure on FX and pulled core yields even lower. We have maintained an overweight duration profile, focusing on what we perceive as attractive bottom-up opportunities in local rates, with Mexico, Russia and Indonesia standing out as higher yielding, high conviction overweights. We also moved to an overweight in Asian rates as we believe these countries have room to further ease monetary conditions. The environment for EM FX has become challenged as fundamentals are deteriorating and most central banks have a dovish bias to combat the slowdown in economic activity. The overall FX exposure is neutral with a series of relative value positions to balance the portfolio.

The COVID-19 outbreak will likely result in a very significant drop in Q1 and Q2 global GDP growth due to the substantial demand and supply side disruptions globally. However, we anticipate there will be a recovery later in the year assuming that the virus will be contained in the coming months, supported by aggressive monetary and fiscal policy stimulus efforts globally. We also believe different emergency policy instruments from multilateral lenders like the IMF will likely support a number of the more challenged EM countries as well during this period. As for EM corporates, we anticipate default rates for the high yield rated part of the market to pick up towards a range of 4% – 5% in 2020. Valuations for EM hard currency bonds have become attractive in our opinion following the recent spike in spreads, especially in the high yield space. Local bond yields widened less dramatically but dislocations occurred in higher yielding markets. We believe currencies are now very cheap on the real effective exchange rate.

Sincerely,

ROB DRIJKONINGEN, GORKY URQUIETA, BART VAN DER MADE, RAOUL LUTTIK,
JENNIFER GORGOLL, VERA KARTSEVA AND NISH POPAT
PORTFOLIO CO-MANAGERS

1  Beta is a measure of the systematic risk of a portfolio. It is the covariance of the portfolio and a market index divided by the variance of the market index. Beta measures the historical sensitivity of a portfolio's returns to movements in the market index. The beta of the market index will always be one. A portfolio with a beta above the market index (i.e. >1) means that the portfolio has greater volatility than the market index. If the beta of the portfolio is 1.2, a market increase in return of 1% implies a 1.2% increase in the portfolio's return. If the beta of the portfolio is 0.8, a market decrease in return of 1% implies a 0.8% decrease in the portfolio's return.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Debt Fund

TICKER SYMBOLS

Institutional Class	NERIX
Class A	NERAX
Class C	NERCX

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2020
	Date	04/30/2020	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	09/27/2013	-10.70%	-5.27%	0.98%	1.04%
Class A	09/27/2013	-10.76%	-5.51%	0.59%	0.67%
Class C	09/27/2013	-11.10%	-6.22%	-0.14%	-0.08%
With Sales Charge
Class A		-14.53%	-9.52%	-0.29%	0.02%
Class C		-11.97%	-7.12%	-0.14%	-0.08%
Index
Blended Benchmark*[1,14]		-8.64%	-2.38%	2.01%	1.73%

*  Blended benchmark is composed of 50% J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified, 25% J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified, and 25% J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified, and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2020, the 30-day SEC yields were 6.38%, 6.00% and 5.27% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 6.05%, 5.65% and 4.93% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.01%, 1.39% and 2.14% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.79%, 1.17% and 1.91% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Floating Rate Income Fund Commentary

Neuberger Berman Floating Rate Income Fund Institutional Class generated a -6.83% total return for the six months ended April 30, 2020 (the reporting period), and outperformed its benchmark, the S&P/LSTA Leveraged Loan Index (the Index), which provided a -7.14% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The senior floating rate bank loan market, as measured by the Index, posted weak returns during the reporting period. Much of this decline occurred in February and March 2020. Over this time, the high yield market experienced significant volatility due to the worldwide spread of COVID-19 and its impact on global economic activity—from business closures, travel restrictions and shelter-in-place orders—as well as an oil price war made worse by demand destruction. The loan market recouped a portion of its losses toward the end of the period as the U.S. Federal Reserve Board took aggressive actions to support the economy and the functioning of the financial markets.

The Fund tactically adjusted its position in non-floating rate securities during the period. We have the flexibility to allocate up to 20% of the portfolio to these securities, usually fixed-rate senior bonds. Relative value between floating rate loans and fixed-rate bonds fluctuated during the period given the increase in volatility. Against this backdrop, the Fund's non-floating rate allocation ended the reporting period at approximately 8.4% of net assets.

In terms of the Fund's credit quality, the combination of security selection and an underweight to CCC rated issues versus the Index added the most to relative performance. Conversely, both security selection and an underweight to BB rated issues were the primary detractors from results.

From a sector perspective, security selection within business equipment & services, electronics and retailers added the most to relative performance during the period. In contrast, security selection within financial intermediaries, broadcast, radio & TV and an overweight to oil & gas were the largest detractors from returns.

Yields and valuations in the loan market are likely compensating investors for an above-average rise in default rates, with the secularly-challenged, higher COVID-19 risk and cyclically-exposed issuers most affected. While our team continues to be vigilant to the developments of both COVID-19 and the economic impact from it, we are finding select relative value opportunities. That said, our primary goal in the near term remains one of avoiding default risk. While uncertainty around the reopening of the economy and the severity of the hit to GDP will likely result in pockets of short-term volatility, we believe the Fund is well positioned given our deep, fundamental research focus. We will continue to look to tactically take advantage of the increased volatility to invest in securities with what we believe to be more stable fundamentals and compelling valuations.

Sincerely,

JOSEPH P. LYNCH AND STEPHEN J. CASEY
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The loan ratings noted above represent segments of the S&P/LSTA Leveraged Loan Index, which are determined based on the ratings issued by S&P Global.

Floating Rate Income Fund

TICKER SYMBOLS

Institutional Class	NFIIX
Class A	NFIAX
Class C	NFICX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	0.7%
One to less than Five Years	46.6
Five to less than Ten Years	51.7
Ten Years or Greater	1.0
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2020
	Date	04/30/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[5]	12/30/2009	-6.83%	-6.73%	1.18%	3.03%	3.21%
Class A	12/29/2009	-7.00%	-7.07%	0.81%	2.64%	2.83%
Class C5	12/30/2009	-7.35%	-7.77%	0.06%	1.88%	2.08%
With Sales Charge
Class A		-10.92%	-10.98%	-0.06%	2.19%	2.40%
Class C5		-8.26%	-8.66%	0.06%	1.88%	2.08%
Index
S&P/LSTA Leveraged Loan Index[1,14]		-7.14%	-6.61%	1.85%	3.39%	3.91%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2020, the 30-day SEC yields were 4.92%, 4.57% and 3.83% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 4.64%, 4.24% and 3.54% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.90%, 1.30% and 2.03% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.72%, 1.09% and 1.84% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

High Income Bond Fund Commentary

Neuberger Berman High Income Bond Fund Investor Class generated a -7.35% total return for the six months ended April 30, 2020 (the reporting period) and outperformed its benchmark, the ICE BofA U.S. High Yield Constrained Index (the Index), which provided a -7.69% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the Index, generated weak returns during the reporting period. Much of this decline occurred in February and March 2020. Over this time, the high yield market experienced significant volatility due to the worldwide spread of COVID-19 and its impact on global economic activity—from business closures, travel restrictions and shelter-in-place orders—as well as an oil price war made worse by demand destruction. The high yield market recouped a portion of its losses toward the end of the reporting period as the U.S. Federal Reserve Board took aggressive actions to support the economy and financial markets.

From a sector perspective, an underweight to and security selection within energy, an overweight to and security selection within technology & electronics, and security selection within media-broadcast were the top contributors to performance. In contrast, security selection within support services, an underweight to and security selection within healthcare, and security selection within gas distribution detracted the most from results.

In terms of the portfolio's credit quality, security selection within CCC and below rated securities and security selection within BBB and above rated securities contributed the most to performance. Conversely, security selection within B rated securities and an underweight to BB rated securities versus the Index were the primary detractors.

The Fund's use of swap contracts contributed positively to performance during the reporting period.

We made several adjustments to the portfolio during the reporting period. The Fund's allocations to securities rated BBB and above were increased by 6.3% and securities rated B decreased 22.3% over the period. The Fund ended the period with a BBB and above rated allocation over that of the Index and the B and BB rated allocations below that of the Index. From a sector perspective, the Fund increased its allocations to automotive & auto parts, technology & electronics and gas distribution, while reducing its media—broadcast & diversified, gaming, lodging & leisure and real estate & homebuilders exposures.

Spreads in the high yield market have narrowed from the 1000+ levels reached in March 2020 and, as of the end of April 2020, stood at about 760 basis points over U.S. Treasuries. In our view, spreads at levels in the 700 to 800 basis points range are likely compensating investors for an above-average rise in default rates, with the secularly-challenged, higher COVID-19 risk and the cyclically-exposed issuers most affected. While our team continues to be vigilant to the developments of both COVID-19 and the economic impact from it, we are finding select relative value opportunities. That said, our primary goal in the near term remains one of avoiding default risk. While uncertainty around the reopening of the economy and the severity of the hit to GDP will likely result in pockets of short-term volatility, we believe the Fund is well positioned given our deep, fundamental research focus. We will continue to look to tactically take advantage of the increased volatility to invest in securities that, in our opinion, present stable fundamentals and compelling valuations.

Sincerely,

RUSS COVODE, DANIEL DOYLE, JOE LIND AND CHRISTOPHER KOCINSKI
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The performance of certain rated bonds within the benchmark, as noted above, represent issues that are rated B1/B+ through B3/B-, Ba1/BB+ through Ba3/BB- and CCC+/Caa1 or lower, based on an average of Moody's, S&P Global and Fitch, as calculated by ICE BofA.

High Income Bond Fund

TICKER SYMBOLS

Investor Class	NHINX
Institutional Class	NHILX
Class A	NHIAX
Class C	NHICX
Class R3	NHIRX
Class R6	NRHIX

PORTFOLIO BY MATURITY DISTRIBUTION

(as a % of Total Investments*)
Less than One Year	1.0%
One to less than Five Years	26.5
Five to less than Ten Years	64.5
Ten Years or Greater	8.0
Total	100.0%

*  Does not include Short-Term Investments or the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS6,19

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2020
	Date	04/30/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class[7]	02/01/1992	-7.35%	-4.74%	2.08%	4.69%	6.88%
Institutional Class[8]	05/27/2009	-7.26%	-4.57%	2.21%	4.83%	6.95%
Class A8	05/27/2009	-7.47%	-4.99%	1.80%	4.41%	6.78%
Class C8	05/27/2009	-7.89%	-5.65%	1.07%	3.66%	6.48%
Class R3[8]	05/27/2009	-7.56%	-5.17%	1.56%	4.17%	6.68%
Class R6[8]	03/15/2013	-7.32%	-4.48%	2.29%	4.85%	6.94%
With Sales Charge
Class A8		-11.42%	-9.06%	0.93%	3.96%	6.61%
Class C8		-8.79%	-6.55%	1.07%	3.66%	6.48%
Index
ICE BofA U.S. High Yield Constrained Index[1,14]		-7.69%	-5.27%	3.20%	5.65%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2020, the 30-day SEC yields were 6.07%, 6.22%, 5.80%, 5.11%, 5.57% and 6.34% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively. Absent repayments, the 30-day SEC yield would have been 5.97% for Class A shares.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.86%, 0.70%, 1.18%, 1.83%, 1.31% and 0.60% for Investor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratio was 1.13% for Class A shares after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal High Income Fund Commentary

Neuberger Berman Municipal High Income Fund Institutional Class generated a -8.40% total return for the six months ended April 30, 2020 (the reporting period) and underperformed its benchmark, a blend consisting of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index (the Index), which provided a -4.16% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment-grade municipal bond market generated a negative absolute return and underperformed the taxable bond market during the reporting period. All told, the Bloomberg Barclays Municipal Bond Index returned -1.33% for the six months ended April 30, 2020, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 4.86%. Both short- and long-term U.S. Treasury yields moved sharply lower during the period, due to intensifying concerns over the severity of COVID-19's impact on global growth, a heightened demand for "safe-haven" assets and emergency rate cuts by the U.S. Federal Reserve Board (Fed) and other global central banks. On the fiscal side, the U.S. government passed a $2 trillion package aimed at near-term relief for impacted workers and businesses. Municipal securities were negatively impacted by increased investor risk aversion, coupled with concerns about market liquidity and municipal finances.

In terms of the Fund's performance, an overweight versus the Index and security selection of municipal bonds rated BBB and below detracted from results given the overall risk-off environment. An underweight to securities rated AAA was also a headwind for returns. On the upside, an underweight versus the Index to securities rated AA, along with security selection within this rating category, contributed to performance.

A number of changes were made to the Fund during the reporting period. Most notably, we proactively increased the Fund's cash position to maintain a higher level of liquidity in the portfolio given the impact from COVID-19 on the marketplace.

Looking ahead, markets are likely to remain turbulent for much of 2020, as investors assess the path out of the pandemic, the extent of lasting economic consequences and the potential impacts that liquidity infusions may carry across asset classes. With the November election approaching, these changes are likely to influence not only the outcome, but the course of public policy, the level of taxation and the degree of government involvement in the private economy. Despite the weakness experienced during the last two months of the reporting period, the municipal market has shown some signs of stabilization. Unprecedented levels of stimulus from the Fed, the U.S. Treasury Department and Congress to shore up state and local governments have been encouraging. While we believe it's too soon to sound an "all clear," recent market volatility has provided opportunities in our view that were not available even a few months ago. Our long-term view remains intact: that tax-free bonds remain one of the few tax-advantaged, high quality options for high tax bracket investors. We continue to seek out attractive trading opportunities for our shareholders in both the primary and secondary markets.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER AND ERIC J. PELIO
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index and Bloomberg Barclays Municipal High Yield Index, which are determined based on the average ratings issued by S&P Global, Moody's and Fitch.

Municipal High Income Fund

TICKER SYMBOLS

Institutional Class	NMHIX
Class A	NMHAX
Class C	NMHCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	2.3%
Arizona	4.4
California	10.9
Colorado	4.1
Florida	4.3
Georgia	1.5
Hawaii	0.5
Illinois	10.5
Indiana	1.0
Iowa	0.4
Kansas	0.4
Kentucky	3.4
Louisiana	1.7
Maine	0.6
Maryland	0.2
Michigan	2.2
Minnesota	0.7
Missouri	0.3
Nevada	0.4
New Jersey	5.3
New Mexico	0.4
New York	4.7
North Carolina	2.0
North Dakota	0.4
Ohio	6.6
Oklahoma	0.3
Pennsylvania	2.4
Puerto Rico	4.8
Rhode Island	1.3
South Carolina	1.1
Texas	6.6
Utah	0.9
Vermont	1.3
Virginia	0.5
Washington	0.9
West Virginia	0.4
Wisconsin	2.0
Other	6.8
Exchange Traded Funds	0.0
Other Assets Less Liabilities	1.5 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2020
	Date	04/30/2020	1 Year	Life of Fund
At NAV
Institutional Class	06/22/2015	-8.40%	-4.52%	2.70%
Class A	06/22/2015	-8.57%	-4.98%	2.31%
Class C	06/22/2015	-8.91%	-5.68%	1.57%
With Sales Charge
Class A		-12.46%	-9.03%	1.40%
Class C		-9.81%	-6.60%	1.57%
Index
Blended Benchmark*1,14		-4.16%	-0.19%	3.36%

*  Blended benchmark is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index and is rebalanced monthly.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2020, the 30-day SEC yields were 3.52%, 3.15% and 2.39% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 5.95%, 5.32% and 4.04% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.17%, 2.73% and 2.03% for Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.86%, 1.30% and 1.99% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.50%, 0.87% and 1.62% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Impact Fund Commentary

Neuberger Berman Municipal Impact Fund Institutional Class generated a -0.51% total return for the six months ended April 30, 2020 (the reporting period), outperforming its benchmark, the Bloomberg Barclays Municipal Bond Index (the Index), which returned -1.33% for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment-grade municipal bond market generated a negative absolute return and underperformed the taxable bond market during the reporting period. All told, the Index returned -1.33% for the six months ended April 30, 2020, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 4.86%. Both short- and long-term U.S. Treasury yields moved sharply lower during the period, due to intensifying concerns over the severity of COVID-19's impact on global growth, a heightened demand for "safe-haven" assets and emergency rate cuts by the U.S. Federal Reserve Board (Fed) and other global central banks. On the fiscal side, the U.S. government passed a $2 trillion package aimed at near-term relief for impacted workers and businesses. Municipal securities were negatively impacted by increased investor risk aversion, coupled with concerns about market liquidity and municipal finances.

While the Fund wasn't able to avoid the weakness in the overall municipal market, it did outperform the Index during the reporting period. Yield curve positioning was additive for returns versus the Index. In particular, an underweight to longer-term maturities versus the Index was beneficial as their yields moved higher. Credit quality also contributed to performance, driven by an underweight to securities rated BBB and stock selection amongst securities rated AA. On the downside, an overweight to revenue bonds was a headwind for results, as they underperformed their general obligation bond counterparts. However, this was partially offset by positive security selection within the revenue bond sector.

A number of changes were made to the Fund during the reporting period. Most notably, we proactively increased the Fund's cash position to maintain a higher level of liquidity in the portfolio given the impact from COVID-19 on the marketplace.

Looking ahead, markets are likely to remain turbulent for much of 2020, as investors assess the path out of the pandemic, the extent of lasting economic consequences and the potential impacts that liquidity infusions may carry across asset classes. With the November election approaching, these changes are likely to influence not only the outcome, but the course of public policy, the level of taxation and the degree of government involvement in the private economy. Despite the weakness experienced during the last two months of the reporting period, the municipal market has shown some signs of stabilization. Unprecedented levels of stimulus from the Fed, the U.S. Treasury Department and Congress to shore up state and local governments have been encouraging. While we believe it's too soon to sound an "all clear," recent market volatility has provided opportunities in our view that were not available even a few months ago. Our long-term view remains intact: that tax-free bonds remain one of the few tax-advantaged, high quality options for high tax bracket investors. We continue to seek out attractive trading opportunities for our shareholders in both the primary and secondary markets. We focus on investing in bonds that finance projects that support positive social and environmental outcomes with a bias to underserved communities. We believe these bonds will continue to be sought after as the U.S. looks to rebound from the impact of COVID-19. In our view, these types of investments will represent compelling opportunities from an impact and relative value standpoint.

Sincerely,

JAMES L. ISELIN, S. BLAKE MILLER, JAMES LYMAN AND JEFFREY HUNN
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays Municipal Bond Index, which are determined based on the average ratings issued by S&P Global, Moody's and Fitch.

Municipal Impact Fund

TICKER SYMBOLS

Institutional Class	NMIIX
Class A	NIMAX
Class C	NIMCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	1.2%
Arkansas	1.8
California	5.0
District of Columbia	1.4
Florida	2.5
Georgia	2.0
Illinois	3.4
Indiana	3.5
Kansas	1.0
Kentucky	3.9
Louisiana	5.8
Massachusetts	0.5
Michigan	10.3
Minnesota	1.2
Mississippi	3.8
Missouri	4.4
New Jersey	1.2
New York	11.0
North Carolina	1.2
North Dakota	0.3
Ohio	2.9
Oklahoma	3.9
Pennsylvania	7.9
South Carolina	2.7
Texas	7.6
Utah	1.7
West Virginia	5.2
Wisconsin	0.7
Other Assets Less Liabilities	2.0 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10,20

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2020
	Date	04/30/2020	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	03/11/2013[16]	-0.51%	2.67%	2.42%	2.39%
Class A21	06/19/2018	-0.70%	2.29%	2.29%	2.29%
Class C21	06/19/2018	-1.06%	1.53%	2.00%	2.09%
With Sales Charge
Class A21		-4.89%	-2.06%	1.40%	1.67%
Class C21		-2.04%	0.53%	2.00%	2.09%
Index
Bloomberg Barclays Municipal Bond Index[1,14]		-1.33%	2.16%	3.04%	3.04%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2020, the 30-day SEC yields were 1.29%, 0.92% and 0.18% for Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 2.18%, 1.55% and 0.30% for Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 0.76%, 0.35% and -0.51% for Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.11%, 1.51%, and 2.43% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.44%, 0.81% and 1.55% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Municipal Intermediate Bond Fund Commentary

Neuberger Berman Municipal Intermediate Bond Fund Investor Class generated a -2.88% total return for the six months ended April 30, 2020 (the reporting period) and underperformed its benchmark, the Bloomberg Barclays 7-Year General Obligation (G.O.) Index (the Index), which provided a -0.18% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The investment-grade municipal bond market generated a negative absolute return and underperformed the taxable bond market during the reporting period. All told, the Bloomberg Barclays Municipal Bond Index returned -1.33% for the six months ended April 30, 2020, whereas the overall taxable bond market, as measured by the Bloomberg Barclays U.S. Aggregate Bond Index, gained 4.86%. Both short- and long-term U.S. Treasury yields moved sharply lower during the period, due to intensifying concerns over the severity of COVID-19's impact on global growth, a heightened demand for "safe-haven" assets and emergency rate cuts by the U.S. Federal Reserve Board (Fed) and other global central banks. On the fiscal side, the U.S. government passed a $2 trillion package aimed at near-term relief for impacted workers and businesses. Municipal securities were negatively impacted by increased investor risk aversion, coupled with concerns about market liquidity and municipal finances.

In terms of the Fund's performance, yield curve positioning detracted from returns. In particular, an overweight to longer-term maturities was a headwind for results as their yields moved higher during the reporting period. Credit quality was also negative for performance, driven by an overweight versus the Index to bonds rated BBB. Elsewhere, an out-of-benchmark allocation to revenue bonds detracted from results, as they underperformed their G.O. bond counterparts. On the upside, security selection of certain higher-grade securities was positive for returns.

A number of changes were made to the Fund during the reporting period. Most notably, we proactively increased the Fund's cash position to maintain a higher level of liquidity in the portfolio given the impact from COVID-19 on the marketplace.

Looking ahead, markets are likely to remain turbulent for much of 2020, as investors assess the path out of the pandemic, the extent of lasting economic consequences and the potential impacts that liquidity infusions may carry across asset classes. With the November election approaching, these changes are likely to influence not only the outcome, but the course of public policy, the level of taxation and the degree of government involvement in the private economy. Despite the weakness experienced during the last two months of the reporting period, the municipal market has shown some signs of stabilization. Unprecedented levels of stimulus from the Fed, the U.S. Treasury Department and Congress to shore up state and local governments have been encouraging. While we believe it's too soon to sound an "all clear," recent market volatility has provided opportunities in our view that were not available even a few months ago. Our long-term view remains intact: that tax-free bonds remain one of the few tax-advantaged, high quality options for high tax bracket investors. We continue to seek out attractive trading opportunities for our shareholders in both the primary and secondary markets.

Sincerely,

JAMES L. ISELIN AND S. BLAKE MILLER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

The bond ratings noted above represent segments of the Bloomberg Barclays 7-Year General Obligation (G.O.) Index, which are determined based on the average ratings issued by Standard & Poor's, Moody's and Fitch.

Municipal Intermediate Bond Fund

TICKER SYMBOLS

Investor Class	NMUIX
Institutional Class	NMNLX
Class A	NMNAX
Class C	NMNCX

PORTFOLIO BY STATE AND TERRITORY

(as a % of Total Net Assets)
Alabama	5.6%
Alaska	1.1
Arizona	0.8
Arkansas	0.3
California	4.7
Colorado	2.2
Connecticut	1.2
Delaware	0.7
District of Columbia	0.4
Florida	6.7
Georgia	2.2
Illinois	13.5
Indiana	6.0
Iowa	0.3
Kansas	1.7
Kentucky	0.8
Louisiana	0.1
Maryland	0.6
Massachusetts	1.5
Michigan	1.4
Minnesota	0.7
Mississippi	2.7
Missouri	1.8
New Jersey	3.5
New York	6.7
North Carolina	0.1
Ohio	2.0
Oklahoma	2.3
Oregon	0.8
Pennsylvania	7.0
Rhode Island	2.1
South Carolina	1.3
Tennessee	2.0
Texas	6.5
Utah	1.3
Vermont	0.3
Virginia	1.4
Washington	3.0
West Virginia	0.4
Wisconsin	2.3
Other Assets Less Liabilities	0.0 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS10

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2020
	Date	04/30/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	07/09/1987	-2.88%	0.15%	1.93%	2.92%	4.50%
Institutional Class[11]	06/21/2010	-2.81%	0.30%	2.09%	3.07%	4.55%
Class A11	06/21/2010	-2.99%	-0.16%	1.69%	2.68%	4.43%
Class C11	06/21/2010	-3.35%	-0.90%	0.93%	1.93%	4.19%
With Sales Charge
Class A11		-7.09%	-4.37%	0.80%	2.24%	4.29%
Class C11		-4.31%	-1.88%	0.93%	1.93%	4.19%
Index
Bloomberg Barclays 7-Year G.O. Index[1,14]		-0.18%	3.01%	2.65%	3.48%	5.35%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2020, the 30-day SEC yields were 1.62%, 1.77%, 1.40% and 0.65% for Investor Class, Institutional Class, Class A and Class C shares, respectively. The tax-equivalent yields were 2.74%, 2.99%, 2.36% and 1.10% for Investor Class, Institutional Class, Class A and Class C shares, respectively, for a shareholder in the highest federal income tax bracket (37% plus 3.8% Medicare contribution tax).9 Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 1.41%, 1.60%, 1.22% and 0.48% for Investor Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 0.67%, 0.47%, 0.86% and 1.60% for Investor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement). The expense ratios were 0.45%, 0.30%, 0.67% and 1.42% for Investor Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended April 30, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration Bond Fund Commentary

Neuberger Berman Short Duration Bond Fund Investor Class generated a -3.23% total return for the six months ended April 30, 2020 (the reporting period), and underperformed its benchmark, the Bloomberg Barclays 1-3 Year U.S. Government/Credit Index (the Index), which provided a 2.58% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

Both short- and long-term U.S. Treasury yields moved sharply lower during the reporting period, due to intensifying concerns over the severity of COVID-19's impact on global growth, a heightened demand for "safe-haven" assets and emergency rate cuts by the U.S. Federal Reserve Board (Fed) and other global central banks. On the fiscal side, the U.S. government passed a $2 trillion package aimed at near-term relief for impacted workers and businesses. Meanwhile, credit spreads widened and liquidity was challenged amid a rush to safety and forced sales by some leveraged market participants. However, liquidity improved toward the end of the period given the Fed's decision to purchase investment-grade (IG) corporate bonds.

The majority of the Fund's underperformance during the reporting period occurred in March 2020, as investor risk aversion reached its peak. Among the primary detractors from the Fund's relative returns was its overweight exposure versus the Index to IG corporate bonds. Given the overall risk-off environment, their spreads meaningfully widened over the six-month period as a whole. The Fund's overweight to securitized product, namely commercial mortgage-backed securities and asset-backed securities, was also a meaningful detractor from returns. Elsewhere, the Fund's yield curve positioning was a headwind for results. In particular, having an overweight versus the Index to the relatively longer-term portion of the curve was not rewarded, as it lagged the performance from the short end of the curve.

The Fund's use of futures contracts contributed positively to performance during the reporting period.

We maintained the Fund's overall positioning over the period, with an overweight to non-Treasury securities and underweights to U.S. Treasuries, agency debt and non-corporate securities versus the Index. That being said, we pared the Fund's exposure to IG corporate bonds and redeployed those assets into a diversified mix of securitized securities that we found to be attractively valued. In addition, we proactively increased the Fund's cash position to maintain a higher level of liquidity in the Fund given the impact from COVID-19 on the marketplace.

As we look forward, we believe spread markets, particularly IG credit, represent substantial value. We think the COVID-19 pandemic is likely to produce a protracted period of zero policy rates, with central banks increasingly buying higher-quality assets such as sovereign debt, agency mortgages and IG credit. Overall, our view is that wider credit spreads have created a compelling opportunity. We anticipate that investors' need for yield, coupled with expanded government support, will drive spreads in many markets tighter over the intermediate term. However, we believe investing should be approached in deliberate fashion in light of ongoing volatility, starting with the best quality issuers, largely in markets supported by central banks, and then potentially widened out as the path toward economic recovery becomes clearer. Looking ahead at government bond yields, we anticipate range-bound markets.

Sincerely,

THOMAS SONTAG, MICHAEL FOSTER, MATTHEW MCGINNIS AND WOOLF NORMAN MILNER
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration Bond Fund

TICKER SYMBOLS

Investor Class	NSBIX
Trust Class	NSBTX
Institutional Class	NSHLX
Class A	NSHAX
Class C	NSHCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	9.0%
Corporate Bonds	40.6
Mortgage-Backed Securities	40.1
U.S. Treasury Obligations	0.9
Short-Term Investments	10.4
Liabilities Less Other Assets	(1.0)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS15

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2020
	Date	04/30/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/09/1986	-3.23%	-1.29%	0.54%	1.11%	3.84%
Trust Class[12]	08/30/1993	-3.24%	-1.32%	0.43%	1.00%	3.76%
Institutional Class[12]	06/21/2010	-3.00%	-0.97%	0.74%	1.31%	3.90%
Class A12	06/21/2010	-3.27%	-1.39%	0.36%	0.93%	3.78%
Class C12	06/21/2010	-3.63%	-2.13%	-0.39%	0.19%	3.56%
With Sales Charge
Class A12		-5.69%	-3.87%	-0.14%	0.68%	3.71%
Class C12		-4.59%	-3.09%	-0.39%	0.19%	3.56%
Index
Bloomberg Barclays 1-3 Year U.S. Government/Credit
Bond Index[1,14]		2.58%	4.94%	2.01%	1.66%	4.74%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2020, the 30-day SEC yields were 3.71%, 3.62%, 3.91%, 3.54% and 2.80% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 3.16%, 3.05%, 3.41%, 3.02% and 2.29% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.00%, 1.13%, 0.76%, 1.14% and 1.89% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement).The expense ratios were 0.55%, 0.65%, 0.35%, 0.72% and 1.47% for Investor Class, Trust Class, Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended April 30, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 2.50% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Short Duration High Income Fund Commentary

Neuberger Berman Short Duration High Income Fund Institutional Class generated a -18.29% total return for the six months ended April 30, 2020 (the reporting period) and underperformed its benchmark, the ICE BofA 0-5 Year BB-B U.S. High Yield Constrained Index (the Index), which provided a -6.98% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

The overall high yield market, as measured by the ICE BofA U.S. High Yield Constrained Index, generated weak returns during the reporting period. Much of this decline occurred in February and March 2020. Over this time, the high yield market experienced significant volatility due to the worldwide spread of COVID-19 and its impact on global economic activity—from business closures, travel restrictions and shelter-in-place orders—as well as an oil price war made worse by demand destruction. The high yield market recouped a portion of its losses toward the end of the reporting period as the U.S. Federal Reserve Board took aggressive actions to support the economy and financial markets.

For the Fund, the sectors that detracted the most from absolute performance during the reporting period were support services, gas distribution and energy. Banking was the only sector that added to absolute returns over the period. From a quality perspective, approximately 100% of the portfolio was held in securities rated BB or higher and cash at the end of the reporting period. Previously, about 3% of the portfolio was held in securities rated CCC and below. The overweight in BB and BBB rated securities versus the Index was additive to relative performance.

The Fund's use of swap contracts contributed positively to performance during the reporting period.

During the reporting period, the Fund increased its allocation to banking, while reducing its allocations to consumer products & services, gaming, lodging & leisure and media—broadcast & diversified.

Spreads in the high yield market have narrowed from the 1000+ levels reached in March 2020 and, as of the end of April 2020, stood at about 760 basis points over U.S. Treasuries. In our view, spreads at levels in the 700 to 800 basis points range are likely compensating investors for an above-average rise in default rates, with the secularly-challenged, higher COVID-19 risk and the cyclically-exposed issuers most affected. While our team continues to be vigilant to the developments of both COVID-19 and the economic impact from it, we are finding select relative value opportunities. That said, our primary goal in the near term remains one of avoiding default risk. While uncertainty around the reopening of the economy and the severity of the hit to GDP will likely result in pockets of short-term volatility, we believe the Fund is well positioned given our deep, fundamental research focus. We will continue to look to tactically take advantage of the increased volatility to invest in securities that, in our opinion, present stable fundamentals and compelling valuations.

Sincerely,

RUSS COVODE, DANIEL DOYLE, JOE LIND AND CHRISTOPHER KOCINSKI
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Short Duration High Income Fund

TICKER SYMBOLS

Institutional Class	NHSIX
Class A	NHSAX
Class C	NHSCX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Corporate Bonds	16.2%
Short-Term Investments	77.8
Other Assets Less Liabilities	6.0 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2020
	Date	04/30/2020	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	09/28/2012	-18.29%	-16.75%	-1.10%	0.73%
Class A	09/28/2012	-18.40%	-17.01%	-1.44%	0.38%
Class C	09/28/2012	-18.69%	-17.62%	-2.19%	-0.37%
With Sales Charge
Class A		-21.83%	-20.57%	-2.28%	-0.19%
Class C		-19.49%	-18.42%	-2.19%	-0.37%
Index
ICE BofA 0-5 Year BB-B U.S. High Yield Constrained Index[1,14]		-6.98%	-4.80%	2.55%	3.58%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2020, the 30-day SEC yields were 1.02%, 0.66% and -0.07% for Institutional Class, Class A and Class C shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been -3.32%, -3.74% and -4.40% for Institutional Class, Class A and Class C shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.29%, 1.82% and 2.53% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.13% and 1.88% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ended April 30, 2020 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Strategic Income Fund Commentary

Neuberger Berman Strategic Income Fund Institutional Class generated a -4.71% total return for the six months ended April 30, 2020 (the reporting period), and underperformed its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index (the Index), which provided a 4.86% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. Treasury yields moved sharply lower across the curve during the reporting period, due to intensifying concerns over the severity of COVID-19's impact on global growth and a heightened demand for "safe-haven" assets globally. Meanwhile, credit spreads widened to levels not seen since the Global Financial Crisis in 2008, and liquidity was challenged amid a rush to safety and forced sales by some leveraged market participants. Responding to heightened market volatility, global central banks announced substantial monetary policy support, including emergency rate cuts and a series of investment grade (IG) corporate bond purchase facilities by the U.S. Federal Reserve Board. On the fiscal side, governments also took emergency action, with the U.S. government passing more than $2 trillion in a series of packages aimed at near-term relief for impacted workers and businesses. The swift, unprecedented monetary and fiscal response contributed to improved liquidity conditions and a market rebound in April. Over a longer horizon, these actions are also expected to at least partially mitigate the economic impact of the health crisis.

Against a backdrop of rapidly widening credit spreads, the Fund delivered a negative total return during the reporting period. The Fund's corporate credit exposures were the largest detractors from performance, driven by security selection within IG credit and allocations to high-yield bonds and bank loans. Within IG credit, issuer selection in the midstream, food & beverage and banking sectors weighed on results. The Fund's allocation to securitized sectors, namely non-agency mortgage-backed securities (MBS) and credit risk transfer securities, further detracted from returns. In terms of positives, exposure to and security selection within agency MBS, along with the Fund's yield curve positioning, were additive to performance.

The Fund's aggregate use of futures, swaps, forward foreign currency and bond forward contracts detracted from performance during the reporting period.

There were several adjustments made to the portfolio during the period. In March 2020, we reduced our U.S. Treasury exposure in favor of agency MBS. This was done in acknowledgement of the increased risks to the downside given the unprecedented global demand for "safe-haven" assets. Furthermore, we took advantage of what we believed were more attractive valuations in select pockets of IG credit given late February/March spread widening, methodically adding exposure to issuers we like on broader sector weakness. In April, we pared back our exposure to bank loans in anticipation of technical headwinds and reduced our exposure to high-yield emerging market debt due to a potential wave of defaults driven by severe energy volatility.

As we look forward, we believe spread markets, particularly IG credit, represent substantial value. We believe the COVID-19 pandemic is likely to produce a protracted period of zero (or negative) policy rates, with central banks increasingly buying higher-quality assets such as sovereign debt, agency mortgages and IG credit. Overall, our view is that wider credit spreads have created a compelling opportunity. We anticipate that investors' need for yield, coupled with expanded government support, will drive spreads in many markets to substantially tighter levels over the intermediate term. However, we believe it should be approached in deliberate fashion in light of ongoing volatility, starting with the best quality issuers, largely in markets supported by central banks, and then potentially widened out as the path toward economic recovery becomes clearer. Looking ahead at government bond yields, we anticipate range-bound markets.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN AND BRAD TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Strategic Income Fund

TICKER SYMBOLS

Trust Class	NSTTX
Institutional Class	NSTLX
Class A	NSTAX
Class C	NSTCX
Class R6	NRSIX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	6.3%
Corporate Bonds	57.3
Convertible Bonds	0.1
Foreign Government Securities	3.3
Loan Assignments	5.8
Mortgage-Backed Securities	35.7
Municipal Notes	3.3
U.S. Government Agency Securities	0.1
U.S. Treasury Obligations	4.4
Short-Term Investments	9.4
Liabilities Less Other Assets	(25.7)*
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS17

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2020
	Date	04/30/2020	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class[13]	04/02/2007	-4.87%	-2.29%	1.75%	3.62%	5.62%
Institutional Class	07/11/2003	-4.71%	-1.95%	2.10%	3.98%	5.90%
Class A13	12/20/2007	-4.89%	-2.34%	1.70%	3.57%	5.59%
Class C13	12/20/2007	-5.23%	-3.02%	0.99%	2.84%	5.04%
Class R6[13]	03/15/2013	-4.66%	-1.86%	2.18%	4.03%	5.93%
With Sales Charge
Class A13		-8.94%	-6.45%	0.82%	3.12%	5.32%
Class C13		-6.16%	-3.96%	0.99%	2.84%	5.04%
Index
Bloomberg Barclays U.S. Aggregate Bond Index[1,14]		4.86%	10.84%	3.80%	3.96%	4.29%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2020, the 30-day SEC yields were 4.28%, 4.63%, 4.24%, 3.55% and 4.73% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been 4.21%, 4.62%, 4.24%, 3.51% and 4.72% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.02%, 0.62%, 1.01%, 1.74% and 0.53% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.95%, 0.60%, 1.00%, 1.70% and 0.50% for Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended April 30, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Unconstrained Bond Fund Commentary

Neuberger Berman Unconstrained Bond Fund Institutional Class generated a -13.42% total return for the six months ended April 30, 2020 (the reporting period). In contrast, its benchmark, the ICE BofA 3-Month U.S. Treasury Bill Index (the Index), provided a 0.85% total return for the same period. (Performance for all share classes is provided in the table immediately following this letter.)

U.S. Treasury yields moved sharply lower across the curve during the reporting period, due to intensifying concerns over the severity of COVID-19's impact on global growth and a heightened demand for "safe-haven" assets globally. Meanwhile, credit spreads widened to levels not seen since the Global Financial Crisis in 2008, and liquidity was challenged amid a rush to safety and forced sales by some leveraged market participants. Responding to heightened market volatility, global central banks announced substantial monetary policy support, including emergency rate cuts and a series of investment grade corporate bond purchase facilities by the U.S. Federal Reserve Board. On the fiscal side, governments also took emergency action, with the U.S. government passing more than $2 trillion in a series of packages aimed at near-term relief for impacted workers and businesses. The swift, unprecedented monetary and fiscal response contributed to improved liquidity conditions and a market rebound in April. Over a longer horizon, these actions are also expected to at least partially mitigate the economic impact of the health crisis.

Against a backdrop of rising government bond prices, performance from our rates positioning was negative overall. In terms of specific positions, the Fund's short exposure in both U.S. and core European rates were notable detractors, while long exposure in U.K. rates and a yield curve steepening bias in U.S. rates contributed to returns. Exposure to U.S. Treasury Inflation-Protected Securities and, to a lesser extent, global inflation-linked bonds, also weighed on results. The Fund's diversified exposure to spread sectors was also a headwind for results given sharply wider credit spreads. Specifically, allocations to emerging market debt (EMD), collateralized loan obligations, mortgage credit and European high-yield were notable detractors. Allocations to global investment-grade credit and financial hybrids (subordinated debt instruments issued by financial companies) were lesser detractors. Elsewhere, our active foreign exchange positioning was negative for returns. Over the period, the best performing major currencies were the U.S. dollar and Japanese yen. The worst performing major currencies were the Norwegian krone and Australian dollar. The Fund's short exposure in New Zealand dollar and Canadian dollar were the best performing positions. Conversely, the Fund's long exposure in Norwegian krone and Australian dollar were the worst performing positions.

The Fund's aggregate use of futures, forward foreign currency and swap contracts contributed positively to performance during the reporting period.

There were several adjustments made to the portfolio during the period. In March 2020, we reduced our exposure to EMD given broader risks from extreme oil and energy volatility. Relative to our reduction in EMD, we increased our exposure to U.S. and European non-investment grade credit, focusing on "up-in-quality" companies that have access to liquidity to help navigate elevated episodic volatility in the near term. In April, we took advantage of what we believed were more attractive valuations in select pockets of investment-grade credit given late February/March spread widening, methodically adding exposure to issuers we like on broader sector weakness. Over the six month period, the Fund added duration, moving from a negative overall duration position at the start of the period to a more neutral duration positioning by the end of April.

As we look forward, we believe spread markets, particularly investment-grade credit, represent substantial value. We believe the COVID-19 pandemic is likely to produce a protracted period of zero (or negative) policy rates, with central banks increasingly buying higher-quality assets such as sovereign debt, agency mortgages and investment-grade credit. Overall, our view is that wider credit spreads have created a compelling opportunity. We anticipate that investors' need for yield, coupled with expanded government support, will drive spreads in many markets to substantially tighter levels over the intermediate term. However, we believe that security selection will be important going forward in light of ongoing volatility. Looking ahead at government bond yields, we anticipate range-bound markets.

Sincerely,

THANOS BARDAS, ASHOK BHATIA, DAVID M. BROWN, JON JONSSON, UGO LANCIONI, NATHAN KUSH AND BRAD TANK
PORTFOLIO MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change without notice.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Unconstrained Bond Fund

TICKER SYMBOLS

Institutional Class	NUBIX
Class A	NUBAX
Class C	NUBCX
Class R6	NRUBX

PORTFOLIO BY TYPE OF SECURITY

(as a % of Total Net Assets)
Asset-Backed Securities	10.5%
Corporate Bonds	29.0
Foreign Government Securities	0.1
U.S. Treasury Obligations	30.5
Short-Term Investments	29.4
Other Assets Less Liabilities	0.5 *
Total	100.0%

*  Includes the impact of the Fund's open positions in derivatives, if any.

PERFORMANCE HIGHLIGHTS

	Inception	Six Month Period Ended	Average Annual Total Return Ended 04/30/2020
	Date	04/30/2020	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	02/13/2014	-13.42%	-15.31%	-2.29%	-1.84%
Class A	02/13/2014	-13.67%	-15.62%	-2.65%	-2.20%
Class C	02/13/2014	-13.99%	-16.24%	-3.37%	-2.92%
Class R6	02/13/2014	-13.36%	-15.21%	-2.19%	-1.74%
With Sales Charge
Class A		-17.33%	-19.24%	-3.49%	-2.87%
Class C		-14.84%	-17.07%	-3.37%	-2.92%
Index
ICE BofA 3-Month U.S. Treasury Bill Index[1,14]		0.85%	2.07%	1.19%	0.96%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For current performance data, including current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Investment Advisers LLC ("Management") had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

For the period ended April 30, 2020, the 30-day SEC yields were 2.63%, 2.27%, 1.54% and 2.73% for Institutional Class, Class A, Class C and Class R6 shares, respectively. Absent expense reimbursements and/or fee waivers, the 30-day SEC yields would have been -0.36%, -0.76%, -1.50% and -0.25% for Institutional Class, Class A, Class C and Class R6 shares, respectively. A negative 30-day SEC yield results when a fund's accrued expenses exceed its income for the relevant period. Please note, in such instances the 30-day SEC yield may not equal the Fund's actual rate of income earned and distributed by the Fund and, therefore, a per share distribution may still be paid to shareholders.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2019 were 1.15%, 1.71%, 2.37% and 1.05% for Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any, and after restatement for Class R6 shares). The expense ratios were 0.67%, 1.04%, 1.79% and 0.57% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers and/or restatement. The expense ratios for the semi-annual period ended April 30, 2020, can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 4.25% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 28 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Investment Advisers LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  The performance information for periods prior to June 13, 2005, is that of the Fund's predecessor, Ariel Premier Bond Fund ("Ariel Fund"). The investment policies, guidelines and restrictions of the Fund are in all material respects equivalent to those of Ariel Fund. Returns would have been lower if Ariel Fund's manager had not waived certain of its fees during these periods.

3  The performance information for Institutional Class is that of Ariel Fund Institutional Class for the period October 1, 1995 (inception date) through June 10, 2005. The performance information for Investor Class is that of Ariel Fund Institutional Class for the period October 1, 1995 through January 31, 1997 (the period prior to the Investor Class' inception date), and that of Ariel Fund Investor Class for the period February 1, 1997 through June 10, 2005. Ariel Fund Institutional Class had lower expenses and typically higher returns than Ariel Fund Investor Class.

4  The performance information for Class A, Class C and Class R6 prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Core Bond Fund (please see Endnote 3). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

5  The performance information for Institutional Class and Class C prior to the classes' inception date is that of Class A of Neuberger Berman Floating Rate Income Fund. The performance information (at NAV) of Class A has been adjusted to reflect the appropriate sales charge applicable to Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). Class A has higher expenses and typically lower returns (at NAV) than Institutional Class. Class A has lower expenses and typically higher returns (at NAV) than Class C.

6  The performance information for the period April 1, 1996 through September 6, 2002, is that of the Fund's predecessor, Lipper High Income Bond Fund ("Lipper Fund"), and the performance information for the period February 1, 1992 through March 31, 1996, is that of Lipper Fund's predecessor partnership. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of Lipper Fund, and the investment policies, objectives, guidelines and restrictions of Lipper Fund were in all material respects equivalent to those of its predecessor partnership. As mutual funds registered under the Investment Company Act of 1940, as amended ("1940 Act"), the Fund is, and Lipper Fund was, subject to certain restrictions under the 1940 Act and the Internal Revenue Code of 1986, as amended ("Code"), to which Lipper Fund's predecessor partnership was not subject. Had Lipper Fund's predecessor partnership been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, its investment performance may have been adversely affected. Returns would have been lower if Lipper Fund's manager had not waived certain of its fees during these periods.

7  The performance information for Investor Class is that of Lipper Fund Premier Class for the period April 1, 1996 through September 6, 2002, and that of Lipper Fund's predecessor partnership for the period February 1, 1992 (inception date) through March 31, 1996 (please see Endnote 6).

8  The performance information for Institutional Class, Class A, Class C, Class R3 and Class R6 prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman High Income Bond Fund (please see Endnote 7). The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A, Class C and Class R3. The Investor Class has higher expenses and typically lower returns than Institutional Class and Class R6.

9  Tax-equivalent effective yield is the taxable effective yield that a shareholder would have had to receive in order to realize the same level of yield after federal income taxes at the highest federal tax rate, currently 37% plus the 3.8% Medicare contribution tax, assuming that all of the Fund's income is exempt from federal income taxes.

10  A portion of the Fund's income may be a tax preference item for purposes of the federal alternative minimum tax for certain shareholders.

11  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Investor Class of Neuberger Berman Municipal Intermediate Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

12  The performance information for Trust Class, Institutional Class, Class A and Class C prior to the classes' respective inception dates is that of the Investor Class of Neuberger Berman Short Duration Bond Fund. The performance information of the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Investor Class has higher expenses and typically lower returns than Institutional Class.

13  The performance information for Trust Class, Class A, Class C and Class R6 prior to the classes' respective inception dates is that of the Institutional Class of Neuberger Berman Strategic Income Fund. The performance information of the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Trust Class, Class A and Class C. The Institutional Class has higher expenses and typically lower returns than Class R6.

14  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

15  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

16  This date reflects when Management first became the investment manager to the Fund.

17  The Fund had a different goal, to maximize income without undue risk to principal, and investment strategy, which included managing assets by an asset allocation committee, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

18  The Fund had a different goal, to maximize total return through a combination of income and capital appreciation, and investment strategy, which did not include investments in derivatives and non-U.S. dollar denominated securities, prior to February 28, 2008. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

19  The Fund's policies limited its ability to invest in bonds rated below "B" prior to July 6, 2006. Its performance prior to that date might have been different if current policies had been in effect.

20  Effective June 16, 2018, New York Municipal Income Fund changed its name to Municipal Impact Fund in connection with changes to the Fund's principal investment strategies and risks. Prior to June 16, 2018, the Fund had a different goal and different principal investment strategies, which included a policy to invest 80% of its net assets in securities of municipal issuers that provide interest income that is exempt from New York State and New York City personal income taxes and invest in only investment grade securities. Its performance prior to that date might have been different if the current goal and investment strategy had been in effect.

21  The performance information for Class A and Class C prior to the classes' inception date is that of the Institutional Class of Neuberger Berman Municipal Impact Fund (formerly, Neuberger Berman New York Municipal Income Fund). The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

For more complete information on any of the Neuberger Berman Income Funds, call us at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

Bloomberg Barclays 7-Year General Obligation (G.O.) Index:

The index is the 7-year (6-8 years to maturity) component of the Bloomberg Barclays G.O. Index. The Bloomberg Barclays G.O. Index measures the investment grade, U.S. dollar-denominated, long-term, tax-exempt state and local general obligation bond market.

Bloomberg Barclays U.S. Aggregate Bond Index:

The index measures the investment grade, U.S. dollar-denominated, fixed-rate, taxable bond market and includes Treasuries, government-related and corporate securities, mortgage-backed securities (MBS) (agency fixed-rate and hybrid adjustable rate mortgage (ARM) pass-throughs), asset-backed securities (ABS), and commercial mortgage-backed securities (CMBS) (agency and nonagency).

Bloomberg Barclays Municipal Bond Index:

The index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

Bloomberg Barclays Municipal High Yield Index:

The index measures the performance of the high yield municipal bond market. To be included in the index, bonds must be rated non-investment-grade (Ba1/BB+ or lower) by at least two of the following ratings agencies: Moody's, S&P, Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be non-investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index:	The blended index is composed of 65% Bloomberg Barclays Municipal Bond Index and 35% Bloomberg Barclays Municipal High Yield Index (both described above) and is rebalanced monthly.
Bloomberg Barclays 1-3 Year U.S. Government/Credit Bond Index:

The index is the 1-3 year component of the Bloomberg Barclays U.S. Government/Credit Index. The Bloomberg Barclays U.S. Government/Credit Index is the non-securitized component of the Bloomberg Barclays U.S. Aggregate Bond Index and includes Treasuries and government-related (agency, sovereign, supranational, and local authority debt guaranteed by the U.S. government) and investment grade corporate securities.

ICE BofA U.S. High Yield Constrained Index:

The index tracks the performance of U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have a below investment grade rating (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Securities in legal default are excluded from the index. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

ICE BofA 3-Month U.S. Treasury Bill Index:

The index is comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, three months from the rebalancing date.

ICE BofA 0-5 Year BB-B U.S. High Yield Constrained Index:

The index tracks the performance of short-term U.S. dollar-denominated below investment grade corporate debt publicly issued in the U.S. domestic market. In addition to meeting other criteria, qualifying securities must have less than five years remaining term to final maturity, be rated BB1 through B3, inclusive (based on an average of Moody's, S&P and Fitch ratings), and have risk exposure to countries that are members of the FX-G10, Western Europe or territories of the U.S. and Western Europe. Index constituents are capitalization-weighted, provided the total allocation to an individual issuer does not exceed 2%.

J.P. Morgan Corporate Emerging Markets Bond Index (CEMBI)—Diversified:

The index tracks the performance of U.S. dollar-denominated corporate emerging market bonds, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger corporate debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Emerging Markets Bond Index (EMBI)—Global Diversified:

The index tracks the performance of U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities (Brady bonds, loans and Eurobonds), including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index captures a broad, comprehensive universe of emerging market issues. The Diversified version of the index is market capitalization-weighted and limits the weights of those index countries with larger debt stocks by including only specified portions of those countries' eligible current face amounts of debt outstanding.

J.P. Morgan Government Bond Index (GBI)—Emerging Markets Global Diversified:

The index tracks the performance of local currency denominated bonds issued by emerging market governments, including emerging market countries from Asia, Europe, Latin America and the Middle East/Africa. The Global version of the index includes only countries that are accessible by most of the international investor base, while countries with explicit capital controls are excluded. The Diversified version of the index is market capitalization-weighted, with a maximum weight to a country capped at 10%.

50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified:

The blended index is composed of 50% J.P. Morgan GBI—Emerging Markets Global Diversified, 25% J.P. Morgan EMBI—Global Diversified, and 25% J.P. Morgan CEMBI—Diversified (all described above) and is rebalanced monthly.

S&P/LSTA Leveraged Loan Index:

A market value-weighted index that measures the performance of the U.S. leveraged loan market based upon market weightings, spreads and interest payments. Eligible loans must be senior secured and US dollar denominated, with a minimum initial term of one year, a minimum initial spread of LIBOR + 125 basis points, and a $50 million initial funding. Defaulted loans remain in the index until removal upon exit from bankruptcy or restructuring. LSTA (Loan Syndications and Trading Association) / Thomson Reuters LPC Mark-to-Market Pricing is used to price each loan in the index. (Note, LIBOR is expected to stop being published at the end of 2021.)

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended April 30, 2020 and held for the entire period. The table illustrates the Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Example (Unaudited)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During the Period(1) 11/1/19 - 4/30/20	Expense Ratio	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During the Period(2) 11/1/19 - 4/30/20	Expense Ratio
Core Bond Fund
Investor Class	$1,000.00	$1,036.40	$4.10	0.81%	$1,000.00	$1,020.84	$4.07	0.81%
Institutional Class	$1,000.00	$1,038.40	$2.08	0.41%	$1,000.00	$1,022.82	$2.06	0.41%
Class A	$1,000.00	$1,035.50	$4.10	0.81%	$1,000.00	$1,020.84	$4.07	0.81%
Class C	$1,000.00	$1,031.60	$7.88	1.56%	$1,000.00	$1,017.11	$7.82	1.56%
Class R6	$1,000.00	$1,038.90	$1.62	0.32%	$1,000.00	$1,023.27	$1.61	0.32%
Emerging Markets Debt Fund
Institutional Class	$1,000.00	$893.00	$3.72	0.79%	$1,000.00	$1,020.93	$3.97	0.79%
Class A	$1,000.00	$892.40	$5.46	1.16%	$1,000.00	$1,019.10	$5.82	1.16%
Class C	$1,000.00	$889.00	$8.97	1.91%	$1,000.00	$1,015.37	$9.57	1.91%
Floating Rate Income Fund
Institutional Class	$1,000.00	$931.70	$3.36	0.70%	$1,000.00	$1,021.38	$3.52	0.70%
Class A	$1,000.00	$930.00	$5.13	1.07%	$1,000.00	$1,019.54	$5.37	1.07%
Class C	$1,000.00	$926.50	$8.72	1.82%	$1,000.00	$1,015.81	$9.12	1.82%
High Income Bond Fund
Investor Class	$1,000.00	$926.50	$4.07	0.85%	$1,000.00	$1,020.64	$4.27	0.85%
Institutional Class	$1,000.00	$927.40	$3.31	0.69%	$1,000.00	$1,021.43	$3.47	0.69%
Class A	$1,000.00	$925.30	$5.36	1.12%	$1,000.00	$1,019.29	$5.62	1.12%
Class C	$1,000.00	$921.10	$8.69	1.82%	$1,000.00	$1,015.81	$9.12	1.82%
Class R3	$1,000.00	$924.40	$6.41	1.34%	$1,000.00	$1,018.20	$6.72	1.34%
Class R6	$1,000.00	$926.80	$2.83	0.59%	$1,000.00	$1,021.93	$2.97	0.59%
Municipal High Income Fund
Institutional Class	$1,000.00	$916.00	$2.38	0.50%	$1,000.00	$1,022.38	$2.51	0.50%
Class A	$1,000.00	$914.30	$4.14	0.87%	$1,000.00	$1,020.54	$4.37	0.87%
Class C	$1,000.00	$910.90	$7.70	1.62%	$1,000.00	$1,016.81	$8.12	1.62%
Municipal Impact Fund
Institutional Class	$1,000.00	$994.90	$2.13	0.43%	$1,000.00	$1,022.73	$2.16	0.43%
Class A	$1,000.00	$993.00	$3.96	0.80%	$1,000.00	$1,020.89	$4.02	0.80%
Class C	$1,000.00	$989.40	$7.67	1.55%	$1,000.00	$1,017.16	$7.77	1.55%
Municipal Intermediate Bond Fund
Investor Class	$1,000.00	$971.20	$2.21	0.45%	$1,000.00	$1,022.63	$2.26	0.45%
Institutional Class	$1,000.00	$971.90	$1.47	0.30%	$1,000.00	$1,023.37	$1.51	0.30%
Class A	$1,000.00	$970.10	$3.28	0.67%	$1,000.00	$1,021.53	$3.37	0.67%
Class C	$1,000.00	$966.50	$6.94	1.42%	$1,000.00	$1,017.80	$7.12	1.42%
Short Duration Bond Fund
Investor Class	$1,000.00	$967.70	$2.84	0.58%	$1,000.00	$1,021.98	$2.92	0.58%
Trust Class	$1,000.00	$967.60	$3.33	0.68%	$1,000.00	$1,021.48	$3.42	0.68%
Institutional Class	$1,000.00	$970.00	$1.86	0.38%	$1,000.00	$1,022.97	$1.91	0.38%
Class A	$1,000.00	$967.30	$3.67	0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Class C	$1,000.00	$963.70	$7.32	1.50%	$1,000.00	$1,017.40	$7.52	1.50%
Short Duration High Income Fund
Institutional Class	$1,000.00	$817.10	$3.39	0.75%	$1,000.00	$1,021.13	$3.77	0.75%
Class A	$1,000.00	$816.00	$5.06	1.12%	$1,000.00	$1,019.29	$5.62	1.12%
Class C	$1,000.00	$813.10	$8.48	1.88%	$1,000.00	$1,015.51	$9.42	1.88%

Expense Example (Unaudited) (cont'd)

Neuberger Berman Income Funds
	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)
	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During the Period(1) 11/1/19 - 4/30/20	Expense Ratio	Beginning Account Value 11/1/19	Ending Account Value 4/30/20	Expenses Paid During the Period(2) 11/1/19 - 4/30/20	Expense Ratio
Strategic Income Fund
Trust Class	$1,000.00	$951.30	$4.56	0.94%	$1,000.00	$1,020.19	$4.72	0.94%
Institutional Class	$1,000.00	$952.90	$2.86	0.59%	$1,000.00	$1,021.93	$2.97	0.59%
Class A	$1,000.00	$951.10	$4.80	0.99%	$1,000.00	$1,019.94	$4.97	0.99%
Class C	$1,000.00	$947.70	$8.18	1.69%	$1,000.00	$1,016.46	$8.47	1.69%
Class R6	$1,000.00	$953.40	$2.38	0.49%	$1,000.00	$1,022.43	$2.46	0.49%
Unconstrained Bond Fund
Institutional Class	$1,000.00	$865.80	$3.06	0.66%	$1,000.00	$1,021.58	$3.32	0.66%
Class A	$1,000.00	$863.30	$4.77	1.03%	$1,000.00	$1,019.74	$5.17	1.03%
Class C	$1,000.00	$860.10	$8.23	1.78%	$1,000.00	$1,016.01	$8.92	1.78%
Class R6	$1,000.00	$866.40	$2.60	0.56%	$1,000.00	$1,022.08	$2.82	0.56%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Hypothetical expenses are equal to the annualized expense ratios for each class, multiplied by the average account value over the period (assuming a 5% annual return), multiplied by 182/366 (to reflect the one-half year period shown).

Legend April 30, 2020 (Unaudited)

Neuberger Berman Income Funds

Benchmarks:

BADLARPP  = Argentina Deposit Rates Badlar Private Banks

BUBOR  = Budapest Interbank Offer Rate

CETIP  = Overnight Brazil

CLICP  = Sinacofi Chile Interbank Rate Average

IBRCOL  = Colombia Overnight Interbank Reference Rate

JIBAR  = Johannesburg Interbank Average Rate

LIBOR  = London Interbank Offered Rate

MOSPRIME  = Moscow Prime Offered Rate

PRIBOR  = Prague Interbank Offer Rate

TIIE  = Mexican Interbank Equilibrium Interest Rate

WIBOR  = Poland Warsaw Interbank Offer Rate

SOFR  = Secured Overnight Financing Rate

Currency Abbreviations:

ARS  = Argentine Peso

AUD  = Australian Dollar

BRL  = Brazilian Real

CAD  = Canadian Dollar

CHF  = Swiss Franc

CLP  = Chilean Peso

CNH(a)  = Chinese Yuan Renminbi

CNY(a)  = Chinese Yuan Renminbi

COP  = Colombian Peso

CZK  = Czech Koruna

DKK  = Danish Krone

DOP  = Dominican Peso

EGP  = Egyptian Pound

EUR  = Euro

GBP  = Pound Sterling

GHS  = Ghanaian Cedi

HUF  = Hungarian Forint

IDR  = Indonesian Rupiah

ILS  = Israeli Shekel

JPY  = Japanese Yen

KRW  = South Korean Won

KZT  = Kazakhstani Tenge

MXN  = Mexican Peso

MYR  = Malaysian Ringgit

NOK  = Norwegian Krone

NZD  = New Zealand Dollar

PEN  = Peruvian Nuevo Sol

PHP  = Philippine Peso

PLN  = Polish Zloty

RON  = New Romanian Leu

RUB  = Russian Ruble

SEK  = Swedish Krona

SGD  = Singapore Dollar

Currency Abbreviations (cont'd):

THB  = Thai Baht

TRY  = Turkish Lira

TWD  = Taiwan Dollar

UAH  = Ukraine Hryvnia

USD  = United States Dollar

UYU  = Uruguayan Peso

ZAR  = South African Rand

Non-Deliverable Forward Contracts:

BRL  = Brazilian Real

CLP  = Chilean Peso

CNY(a)  = Chinese Yuan Renminbi

COP  = Colombian Peso

EGP  = Egyptian Pound

IDR  = Indonesian Rupiah

KRW  = South Korean Won

KZT  = Kazakhstani Tenge

MYR  = Malaysian Ringgit

PEN  = Peruvian Nuevo Sol

PHP  = Philippine Peso

RUB  = Russian Ruble

TWD  = New Taiwan Dollar

UAH  = Ukraine Hryvnia

Counterparties:

CITI  = Citibank, N.A.

GSI  = Goldman Sachs International

HSBC  = HSBC Bank plc

JPM  = JPMorgan Chase Bank N.A.

MS  = Morgan Stanley Capital Services LLC

RBC  = Royal Bank of Canada

SCB  = Standard Chartered Bank

SG  = Societe Generale

SSB  = State Street Bank and Trust Company

Clearinghouses:

CME  = CME Group, Inc.

ICE CC  = ICE Clear Credit LLC

LCH  = LCH Clearnet Limited

Index Periods/Payment Frequencies:

1D  = 1 Day

28D  = 28 Days

1M  = 1 Month

2M  = 2 Months

3M  = 3 Months

6M  = 6 Months

1W  = 1 Week

1Y  = 1 Year

T  = Termination

(a)  There is one official currency held in China, the Chinese Yuan Renminbi. CNY is traded onshore, in mainland China and CNH is traded offshore, mainly in the Hong Kong market. Both at two different exchange rates.

Schedule of Investments Core Bond Fund^ (Unaudited) April 30, 2020

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 17.4%
	U.S. Treasury Bonds
$5,000	4.50%, due 2/15/2036	$7,714
1,080,000	5.00%, due 5/15/2037	1,784,363
5,015,000	2.75%, due 8/15/2042	6,514,015
795,000	3.63%, due 8/15/2043	1,178,681
1,485,000	3.75%, due 11/15/2043	2,246,004
4,315,000	3.00%, due 5/15/2045	5,915,090
235,000	2.00%, due 2/15/2050	276,107
	U.S. Treasury Inflation-Indexed Bonds(a)
2,022,423	2.13%, due 2/15/2040	2,932,568
2,730,157	1.38%, due 2/15/2044	3,683,402
	U.S. Treasury Notes
10,255,000	1.38%, due 1/31/2022	10,463,705
4,095,000	0.50%, due 3/31/2025	4,122,833
7,075,000	2.88%, due 5/31/2025	7,960,204
12,060,000	1.50%, due 8/15/2026 – 2/15/2030	13,022,492
10,685,000	1.13%, due 2/28/2027	11,115,739
	Total U.S. Treasury Obligations (Cost $66,603,185)	71,222,917
U.S. Government Agency Securities 0.9%
1,160,000	Federal Home Loan Bank, 5.50%, due 7/15/2036	1,817,823
455,000	Federal National Mortgage Association, 5.63%, due 7/15/2037	747,424
700,000	Tennessee Valley Authority, 5.25%, due 9/15/2039	1,063,308
	Total U.S. Government Agency Securities (Cost $2,876,605)	3,628,555
Mortgage-Backed Securities 51.1%
Collateralized Mortgage Obligations 8.2%
1,084,448	Angel Oak Mortgage Trust, Ser. 2019-6, Class A1, 2.62%, due 11/25/2059	1,094,350	(b)(c)
2,668,983	Angel Oak Mortgage Trust I LLC, Ser. 2019-1, Class A1, 3.92%, due 11/25/2048	2,694,893	(b)(c)
788,354	Bear Stearns ALT-A Trust, Ser. 2004-8, Class 2A, (1M USD LIBOR + 0.68%), 1.17%, due 9/25/2034	773,359	(d)
2,104,680	Bunker Hill Loan Depositary Trust, Ser. 2019-1, Class A1, 3.61%, due 10/26/2048	2,118,270	(b)(e)
2,495,437	Deephaven Residential Mortgage Trust, Ser. 2019-1A, Class A1, 3.74%, due 1/25/2059	2,479,138	(b)(c)
	Fannie Mae Connecticut Avenue Securities
78,629	Ser. 2019-R04, Class 2M1, (1M USD LIBOR + 0.75%), 1.24%, due 6/25/2039	78,466	(b)(d)
584,910	Ser. 2019-R06, Class 2M1, (1M USD LIBOR + 0.75%), 1.24%, due 9/25/2039	580,809	(b)(d)
1,795,772	Ser. 2019-R07, Class 1M1, (1M USD LIBOR + 0.77%), 1.26%, due 10/25/2039	1,777,579	(b)(d)
2,227,242	Ser. 2020-R02, Class 2M1, (1M USD LIBOR + 0.75%), 1.24%, due 1/25/2040	2,176,139	(b)(d)
2,953,570	Ser. 2020-R01, Class 1M1, (1M USD LIBOR + 0.80%), 1.29%, due 1/25/2040	2,883,756	(b)(d)
	Fannie Mae Real Estate Mortgage Investment Conduits
1,961,327	Ser. 2012-70, Class HS, (6.00% – 1M USD LIBOR), 5.51%, due 7/25/2042	397,827	(d)(f)
1,695,572	Ser. 2012-128, Class SL, (6.15% – 1M USD LIBOR), 5.66%, due 11/25/2042	349,120	(d)(f)
2,096,261	Ser. 2012-140, Class PI, 3.50%, due 12/25/2042	269,023	(f)
2,088,438	Ser. 2017-100, Class S, (6.15% – 1M USD LIBOR), 5.66%, due 12/25/2042	437,180	(d)(f)
1,501,893	Ser. 2012-130, Class AS, (6.70% – 1M USD LIBOR), 6.21%, due 12/25/2042	340,338	(d)(f)
1,275,216	Ser. 2013-6, Class SB, (6.10% – 1M USD LIBOR), 5.61%, due 2/25/2043	257,843	(d)(f)
2,092,665	Ser. 2016-32, Class LI, 3.50%, due 6/25/2046	299,068	(f)
914,718	Ser. 2016-40, Class SA, (5.85% – 1M USD LIBOR), 5.36%, due 7/25/2046	155,431	(d)(f)
2,716,881	Ser. 2016-95, Class US, (6.00% – 1M USD LIBOR), 5.51%, due 12/25/2046	537,735	(d)(f)
9,408	Fannie Mae Whole Loan, Ser. 2003-W5, Class A, (1M USD LIBOR + 0.11%), 1.17%, due 4/25/2033	9,202	(d)

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Freddie Mac Real Estate Mortgage Investment Conduits
$739,536	Ser. 4018, Class HS, (6.45% – 1M USD LIBOR), 5.64%, due 3/15/2042	$162,174	(d)(f)
1,740,050	Ser. 4120, Class SV, (6.15% – 1M USD LIBOR), 5.34%, due 10/15/2042	365,833	(d)(f)
1,476,519	Ser. 4385, Class IA, 4.50%, due 9/15/2044	251,722	(f)
2,539,324	Ser. 4572, Class SA, (6.05% – 1M USD LIBOR), 5.24%, due 4/15/2046	537,187	(d)(f)
	Freddie Mac Strips
2,707,626	Ser. 303, Class C10, 3.50%, due 1/15/2033	276,315	(f)
1,695,317	Ser. 132, Class S1, (5.95% – 1M USD LIBOR), 5.14%, due 9/15/2043	379,682	(d)(f)
	Freddie Mac Structured Agency Credit Risk Debt Notes
1,000,000	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 4.20%, due 7/25/2029	952,924	(d)
1,979,788	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 2.84%, due 4/25/2030	1,726,511	(d)
293,621	Ser. 2019-DNA1, Class M1, (1M USD LIBOR + 0.90%), 1.39%, due 1/25/2049	293,196	(b)(d)
46,996	Ser. 2019-HQA3, Class M1, (1M USD LIBOR + 0.75%), 1.24%, due 9/25/2049	46,902	(b)(d)
750,228	Ser. 2020-DNA1, Class M1, (1M USD LIBOR + 0.70%), 1.19%, due 1/25/2050	724,718	(b)(d)
900,000	Ser. 2020-DNA2, Class M1, (1M USD LIBOR + 0.75%), 1.24%, due 2/25/2050	856,921	(b)(d)
2,011,394	Freddie Mac Structured Agency Credit Risk Debt Notes Real Estate Mortgage Investment Conduits, Ser. 2020-HQA1, Class M1, (1M USD LIBOR + 0.75%), 1.24%, due 1/25/2050	1,939,433	(b)(d)
932,809	GCAT Trust, Ser. 2019-NQM3, Class A1, 2.69%, due 11/25/2059	921,049	(b)(c)
	Government National Mortgage Association
1,921,071	Ser. 2013-5, Class BI, 3.50%, due 1/20/2043	269,784	(f)
1,918,627	Ser. 2013-23, Class IT, 3.50%, due 2/20/2043	289,823	(f)
1,707,047	Ser. 2018-124, Class DS, (6.10% – 1M USD LIBOR), 5.31%, due 12/16/2043	358,418	(d)(f)
1,639,850	Ser. 2016-77, Class TS, (6.15% – 1M USD LIBOR), 5.43%, due 12/20/2044	285,680	(d)(f)
1,890,705	Ser. 2019-22, Class SA, (5.60% – 1M USD LIBOR), 4.88%, due 2/20/2045	380,330	(d)(f)
1,486,712	Ser. 2016-91, Class NS, (6.08% – 1M USD LIBOR), 5.36%, due 7/20/2046	338,678	(d)(f)
618,117	New Residential Mortgage Loan Trust, Ser. 2019-NQM5, Class A1, 2.71%, due 11/25/2059	601,573	(b)(c)
125,000	Permanent Master Issuer PLC, Ser. 2018-1A, Class 1A1, (3M USD LIBOR + 0.38%), 1.60%, due 7/15/2058	124,517	(b)(d)
957,759	Starwood Mortgage Residential Trust, Ser. 2019-INV1, Class A1, 2.61%, due 9/27/2049	939,809	(b)(c)
751,237	Verus Securitization Trust, Ser. 2019-4, Class A1, 2.64%, due 11/25/2059	769,597	(b)(e)
		33,502,302
Commercial Mortgage-Backed 10.5%
445,000	Bank, Ser. 2019-BN22, Class A4, 2.98%, due 11/15/2062	472,087
2,516,288	BX Commercial Mortgage Trust, Ser. 2018-IND, Class A, (1M USD LIBOR + 0.75%), 1.56%, due 11/15/2035	2,432,336	(b)(d)
555,572	CD Mortgage Trust, Ser. 2018-CD7, Class A1, 3.28%, due 8/15/2051	567,503
	Citigroup Commercial Mortgage Trust
1,093,000	Ser. 2013-GC11, Class B, 3.73%, due 4/10/2046	1,072,548	(c)
330,000	Ser. 2013-GC17, Class B, 5.10%, due 11/10/2046	339,942	(c)
745,000	Ser. 2014-GC23, Class B, 4.18%, due 7/10/2047	730,073	(c)
4,633,045	Ser. 2014-GC25, Class XA, 1.14%, due 10/10/2047	167,108	(c)(f)
2,401,081	Ser. 2015-GC27, Class XA, 1.49%, due 2/10/2048	110,049	(c)(f)
550,000	Ser. 2015-P1, Class A5, 3.72%, due 9/15/2048	595,401
520,000	Ser. 2018-C6, Class A4, 4.41%, due 11/10/2051	606,622
	Commercial Mortgage Trust
1,060,000	Ser. 2012 -CR4, Class AM, 3.25%, due 10/15/2045	1,067,489
1,000,000	Ser. 2013-LC6, Class B, 3.74%, due 1/10/2046	992,000
500,000	Ser. 2014-CR15, Class B, 4.84%, due 2/10/2047	518,446	(c)
5,362,327	Ser. 2014-CR16, Class XA, 1.14%, due 4/10/2047	168,856	(c)(f)
3,350,204	Ser. 2014-LC15, Class XA, 1.26%, due 4/10/2047	114,730	(c)(f)
900,000	Ser. 2014-LC15, Class AM, 4.20%, due 4/10/2047	932,182
5,237,800	Ser. 2014-CR17, Class XA, 1.13%, due 5/10/2047	165,617	(c)(f)
3,116,733	Ser. 2014-UBS3, Class XA, 1.24%, due 6/10/2047	112,044	(c)(f)
18,124,551	Ser. 2014-CR18, Class XA, 1.15%, due 7/15/2047	595,707	(c)(f)
4,257,879	Ser. 2014-UBS6, Class XA, 1.04%, due 12/10/2047	132,136	(c)(f)
485,000	Ser. 2014-CR21, Class AM, 3.99%, due 12/10/2047	500,306

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$335,000	Ser. 2015-LC21, Class A4, 3.71%, due 7/10/2048	$359,459
740,000	Ser. 2015-CR25, Class A4, 3.76%, due 8/10/2048	788,028
367,819	Ser. 2017-COR2, Class A1, 2.11%, due 9/10/2050	368,381
	CSAIL Commercial Mortgage Trust
29,102,141	Ser. 2016-C5, Class XA, 1.09%, due 11/15/2048	970,172	(c)(f)
353,000	Ser. 2016-C7, Class A5, 3.50%, due 11/15/2049	374,910
1,185,000	Ser. 2015-C1, Class B, 4.04%, due 4/15/2050	1,172,610	(c)
338,362	Ser. 2017-CX9, Class A1, 2.02%, due 9/15/2050	338,733
1,280,000	Ser. 2017-CX9, Class A5, 3.45%, due 9/15/2050	1,372,918
	Freddie Mac Multifamily Structured Pass Through Certificates
25,479,958	Ser. KW03, Class X1, 0.98%, due 6/25/2027	1,129,468	(c)(f)
63,186,000	Ser. K088, Class XAM, 0.56%, due 1/25/2029	2,204,989	(c)(f)
22,984,140	Ser. K090, Class X1, 0.85%, due 2/25/2029	1,235,625	(c)(f)
10,000,000	Ser. K098, Class XAM, 1.52%, due 8/25/2029	1,103,322	(c)(f)
	GS Mortgage Securities Trust
770,000	Ser. 2012-GCJ9, Class B, 3.75%, due 11/10/2045	761,630	(b)
9,567,394	Ser. 2014-GC18, Class XA, 1.18%, due 1/10/2047	276,319	(c)(f)
335,000	Ser. 2015-GC32, Class A4, 3.76%, due 7/10/2048	355,844
900,000	Ser. 2015-GS1, Class C, 4.57%, due 11/10/2048	768,299	(c)
	JP Morgan Chase Commercial Mortgage Securities Trust
800,000	Ser. 2013-LC11, Class B, 3.50%, due 4/15/2046	782,983
660,000	Ser. 2011-C5, Class B, 5.60%, due 8/15/2046	670,997	(b)(c)
765,000	JPMBB Commercial Mortgage Securities Trust, Ser. 2015-C33, Class AS, 4.02%, due 12/15/2048	799,563
	Morgan Stanley Bank of America Merrill Lynch Trust
3,729,358	Ser. 2014-C16, Class XA, 1.16%, due 6/15/2047	110,329	(c)(f)
327,972	Ser. 2017-C34, Class A1, 2.11%, due 11/15/2052	328,888
	Morgan Stanley Capital I Trust
1,000,000	Ser. 2017-H1, Class A5, 3.53%, due 6/15/2050	1,077,195
705,000	Ser. 2020-L4, Class A3, 2.70%, due 2/15/2053	723,878
	UBS Commercial Mortgage Trust
500,000	Ser. 2017-C2, Class A4, 3.49%, due 8/15/2050	526,061
276,158	Ser. 2017-C4, Class A1, 2.13%, due 10/15/2050	276,244
1,397,507	Ser. 2018-C14, Class A1, 3.38%, due 12/15/2051	1,432,255
	Wells Fargo Commercial Mortgage Trust
725,000	Ser. 2012-LC5, Class B, 4.14%, due 10/15/2045	726,926
500,000	Ser. 2015-C29, Class A4, 3.64%, due 6/15/2048	524,995
685,000	Ser. 2016-C35, Class B, 3.44%, due 7/15/2048	649,055
670,000	Ser. 2015-NXS4, Class C, 4.83%, due 12/15/2048	533,779	(c)
225,000	Ser. 2016-LC24, Class A4, 2.94%, due 10/15/2049	234,186
950,000	Ser. 2016-NXS6, Class A4, 2.92%, due 11/15/2049	965,353
712,500	Ser. 2015-LC20, Class C, 4.06%, due 4/15/2050	621,150	(c)
468,084	Ser. 2017-C39, Class A1, 1.98%, due 9/15/2050	468,337
580,000	Ser. 2017-C39, Class A5, 3.42%, due 9/15/2050	617,293
466,038	Ser. 2018-C46, Class A1, 3.16%, due 8/15/2051	474,690
375,000	Ser. 2018-C46, Class A4, 4.15%, due 8/15/2051	416,933
565,000	Ser. 2019-C49, Class A5, 4.02%, due 3/15/2052	629,771
510,000	Ser. 2019-C51, Class A4, 3.31%, due 6/15/2052	547,086
445,000	Ser. 2016-LC25, Class A4, 3.64%, due 12/15/2059	480,766
	WF-RBS Commercial Mortgage Trust
1,000,000	Ser. 2012-C8, Class B, 4.31%, due 8/15/2045	1,006,121
5,743,935	Ser. 2014-C25, Class XA, 0.96%, due 11/15/2047	168,413	(c)(f)
13,653,935	Ser. 2014-C22, Class XA, 0.96%, due 9/15/2057	368,759	(c)(f)
560,000	Ser. 2014-C22, Class AS, 4.07%, due 9/15/2057	578,762	(c)
		42,714,657

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Fannie Mae 16.6%
	Pass-Through Certificates
$19,281,799	3.00%, due 10/1/2041 – 2/1/2050	$20,394,562	(g)
19,480,314	3.50%, due 12/1/2041 – 12/1/2049	20,805,305	(g)
19,619,456	4.00%, due 1/1/2041 – 9/1/2048	21,182,230
2,862,444	4.50%, due 4/1/2034 – 3/1/2050	3,148,225
1,262,617	5.00%, due 4/1/2023 – 9/1/2041	1,415,514
315,809	5.50%, due 5/1/2038 – 3/1/2041	357,025
344,290	6.00%, due 4/1/2037 – 11/1/2038	388,743
		67,691,604
Freddie Mac 7.7%
	Pass-Through Certificates
5,934,267	3.00%, due 6/1/2049 – 2/1/2050	6,269,453
10,334,217	3.50%, due 7/1/2042 – 7/1/2048	11,066,433
10,771,661	4.00%, due 11/1/2040 – 12/1/2048	11,646,764
1,620,398	4.50%, due 6/1/2039 – 7/1/2047	1,778,547
551,053	5.00%, due 5/1/2023 – 5/1/2041	604,095
84,465	5.50%, due 5/1/2035 – 11/1/2038	96,563
8,212	6.00%, due 12/1/2037	9,489
2,156	6.50%, due 11/1/2025	2,403
		31,473,747
Ginnie Mae 2.5%
	Pass-Through Certificates
3,259,908	3.50%, due 1/20/2043 – 12/20/2047	3,496,149
585,962	4.00%, due 11/20/2044 – 7/20/2047	633,687
1,785,000	2.50%, TBA, 30 Year Maturity	1,882,966	(h)
3,840,000	3.00%, TBA, 30 Year Maturity	4,086,481	(h)
200,000	3.50%, TBA, 30 Year Maturity	212,187	(h)
		10,311,470
Uniform Mortgage-Backed Securities 5.6%
	Pass-Through Certificates
13,015,000	2.50%, TBA, 30 Year Maturity	13,542,618	(h)
8,830,000	2.50%, TBA, 30 Year Maturity	9,321,169	(h)
		22,863,787
	Total Mortgage-Backed Securities (Cost $208,759,036)	208,557,567
Corporate Bonds 30.8%
Aerospace & Defense 0.6%
	Boeing Co.
365,000	3.90%, due 5/1/2049	304,914
155,000	3.75%, due 2/1/2050	123,362
1,915,000	5.81%, due 5/1/2050	1,915,000	(i)(l)
		2,343,276

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Agriculture 0.5%
	BAT Capital Corp.
$845,000	4.91%, due 4/2/2030	$949,707
1,000,000	5.28%, due 4/2/2050	1,153,856
		2,103,563
Auto Manufacturers 0.6%
1,000,000	General Motors Financial Co., Inc., 5.10%, due 1/17/2024	986,197
1,620,000	Volkswagen Group of America Finance LLC, 2.70%, due 9/26/2022	1,626,211	(b)(j)
		2,612,408
Banks 7.0%
	Bank of America Corp.
1,020,000	2.74%, due 1/23/2022	1,026,615	(k)
1,005,000	4.45%, due 3/3/2026	1,108,306
1,410,000	3.97%, due 3/5/2029	1,566,091	(k)
860,000	2.50%, due 2/13/2031	869,353	(k)
795,000	4.08%, due 3/20/2051	952,930	(k)
1,440,000	Barclays PLC, 2.85%, due 5/7/2026	1,440,000	(k)(l)
1,130,000	BNP Paribas SA, 3.05%, due 1/13/2031	1,131,340	(b)(k)
	Citigroup, Inc.
1,990,000	3.89%, due 1/10/2028	2,144,848	(j)(k)
695,000	3.52%, due 10/27/2028	737,382	(k)
1,070,000	2.98%, due 11/5/2030	1,091,532	(k)
1,080,000	Credit Suisse Group AG, 4.19%, due 4/1/2031	1,173,527	(b)(k)
	Goldman Sachs Group, Inc.
1,310,000	3.69%, due 6/5/2028	1,396,568	(k)
1,180,000	3.81%, due 4/23/2029	1,273,565	(j)(k)
465,000	4.02%, due 10/31/2038	509,427	(k)
550,000	5.15%, due 5/22/2045	668,076
1,345,000	HSBC Holdings PLC, 6.00%, due 5/22/2027	1,320,339	(k)(l)(m)
	JPMorgan Chase & Co.
1,545,000	3.22%, due 3/1/2025	1,627,187	(j)(k)
575,000	4.49%, due 3/24/2031	680,160	(k)
1,330,000	3.11%, due 4/22/2041	1,376,474	(k)
	Morgan Stanley
2,355,000	3.59%, due 7/22/2028	2,547,183	(j)(k)
1,325,000	3.62%, due 4/1/2031	1,456,480	(k)
	Wells Fargo & Co.
1,625,000	2.57%, due 2/11/2031	1,621,166	(j)(k)
535,000	5.01%, due 4/4/2051	704,771	(k)
		28,423,320
Beverages 0.9%
	Anheuser-Busch InBev Worldwide, Inc.
865,000	4.60%, due 4/15/2048	953,544
1,260,000	4.75%, due 4/15/2058	1,410,092
970,000	5.80%, due 1/23/2059	1,274,730
		3,638,366

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Computers 1.4%
	Apple, Inc.
$1,130,000	3.00%, due 2/9/2024	$1,213,050
1,155,000	4.65%, due 2/23/2046	1,565,971	(j)
1,805,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/2023	1,908,156	(b)(j)
685,000	IBM Corp., 4.25%, due 5/15/2049	837,105
		5,524,282
Diversified Financial Services 1.4%
1,700,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 10/1/2025	1,471,502
1,210,000	Air Lease Corp., 2.30%, due 2/1/2025	1,056,686
1,595,000	Avolon Holdings Funding Ltd., 3.25%, due 2/15/2027	1,232,970	(b)
2,165,000	Synchrony Financial, 2.85%, due 7/25/2022	2,101,879	(j)
		5,863,037
Electric 1.3%
600,000	Consolidated Edison Co. of New York, Inc., 3.95%, due 4/1/2050	713,503
	DTE Energy Co.
700,000	Ser. C, 2.53%, due 10/1/2024	712,354
1,565,000	Ser. C, 3.40%, due 6/15/2029	1,616,992
1,430,000	Evergy, Inc., 2.90%, due 9/15/2029	1,463,940
750,000	Exelon Corp., 4.70%, due 4/15/2050	961,305
		5,468,094
Food 0.4%
1,415,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	1,401,501	(b)
310,000	Kroger Co., 5.40%, due 1/15/2049	407,799
		1,809,300
Healthcare - Services 0.3%
940,000	HCA, Inc., 5.25%, due 6/15/2049	1,104,041
Insurance 0.3%
1,015,000	AXA Equitable Holdings, Inc., 5.00%, due 4/20/2048	1,054,418
Media 2.7%
2,080,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 3/1/2050	2,348,791	(j)
	Comcast Corp.
1,225,000	3.70%, due 4/15/2024	1,339,313
690,000	4.00%, due 8/15/2047	818,632
1,370,000	4.95%, due 10/15/2058	1,918,995	(j)
1,680,000	Fox Corp., 5.58%, due 1/25/2049	2,285,440
815,000	ViacomCBS, Inc., 4.95%, due 1/15/2031	864,582
1,240,000	Walt Disney Co., 4.70%, due 3/23/2050	1,641,064	(j)
		11,216,817

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Mining 0.2%
$805,000	Anglo American Capital PLC, 3.63%, due 9/11/2024	$805,450	(b)
Miscellaneous Manufacturer 0.6%
	General Electric Co.
1,290,000	5.88%, due 1/14/2038	1,465,058
1,065,000	4.35%, due 5/1/2050	1,068,890
		2,533,948
Oil & Gas 2.2%
1,820,000	BP Capital Markets America, Inc., 3.63%, due 4/6/2030	1,960,404
350,000	Canadian Natural Resources Ltd., 4.95%, due 6/1/2047	318,648
905,000	Concho Resources, Inc., 4.88%, due 10/1/2047	893,353
1,745,000	Exxon Mobil Corp., 3.45%, due 4/15/2051	1,892,028
1,705,000	Marathon Petroleum Corp., 4.70%, due 5/1/2025	1,714,606
	Occidental Petroleum Corp.
1,280,000	3.20%, due 8/15/2026	921,600
1,305,000	3.50%, due 8/15/2029	913,761
470,000	4.30%, due 8/15/2039	294,925
		8,909,325
Pharmaceuticals 2.6%
	AbbVie, Inc.
245,000	2.95%, due 11/21/2026	259,312	(b)
425,000	3.20%, due 11/21/2029	449,013	(b)
510,000	4.05%, due 11/21/2039	562,346	(b)
1,110,000	4.70%, due 5/14/2045	1,316,381
1,405,000	4.25%, due 11/21/2049	1,611,739	(b)(j)
	Cigna Corp.
165,000	4.80%, due 8/15/2038	200,327
750,000	3.20%, due 3/15/2040	766,022
	CVS Health Corp.
565,000	4.13%, due 4/1/2040	632,376
1,195,000	5.05%, due 3/25/2048	1,502,686
1,500,000	4.25%, due 4/1/2050	1,733,522
475,000	Mylan NV, 3.95%, due 6/15/2026	504,261
1,070,000	Mylan, Inc., 4.55%, due 4/15/2028	1,172,398
		10,710,383
Pipelines 2.1%
	Energy Transfer Operating L.P.
1,000,000	3.75%, due 5/15/2030	906,127
835,000	6.25%, due 4/15/2049	830,597
1,535,000	Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/2024	1,610,914	(j)
1,320,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	1,511,024
1,170,000	MPLX L.P., 4.70%, due 4/15/2048	1,044,998
	Plains All American Pipeline L.P./PAA Finance Corp.
530,000	4.65%, due 10/15/2025	499,071
2,390,000	3.55%, due 12/15/2029	2,039,995	(j)
		8,442,726

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Real Estate Investment Trusts 0.2%
$735,000	Healthcare Trust of America Holdings L.P., 3.10%, due 2/15/2030	$679,477
Retail 1.2%
1,500,000	Home Depot, Inc., 3.30%, due 4/15/2040	1,633,170
	McDonald's Corp.
260,000	2.13%, due 3/1/2030	258,877
360,000	3.63%, due 9/1/2049	393,844
2,240,000	Walmart, Inc., 3.40%, due 6/26/2023	2,420,167	(j)
		4,706,058
Semiconductors 0.8%
1,000,000	Broadcom, Inc., 5.00%, due 4/15/2030	1,118,058	(b)
725,000	KLA Corp., 3.30%, due 3/1/2050	706,654
1,515,000	Microchip Technology, Inc., 4.33%, due 6/1/2023	1,570,584
		3,395,296
Software 0.5%
	Oracle Corp.
465,000	4.00%, due 7/15/2046	550,125
695,000	3.60%, due 4/1/2050	789,355
640,000	3.85%, due 4/1/2060	741,510
		2,080,990
Telecommunications 2.2%
	AT&T, Inc	.
410,000	4.35%, due 6/15/2045	448,298
1,450,000	5.45%, due 3/1/2047	1,832,970	(j)
2,225,000	4.50%, due 3/9/2048	2,522,086	(j)
1,590,000	British Telecommunications PLC, 3.25%, due 11/8/2029	1,599,513	(b)(j)
	T-Mobile USA, Inc.
555,000	4.38%, due 4/15/2040	626,906	(b)
830,000	4.50%, due 4/15/2050	967,074	(b)
750,000	Vodafone Group PLC, 4.88%, due 6/19/2049	893,852
		8,890,699
Transportation 0.4%
1,500,000	CSX Corp., 3.80%, due 4/15/2050	1,718,971
Water 0.4%
1,440,000	Essential Utilities, Inc., 3.35%, due 4/15/2050	1,500,958
	Total Corporate Bonds (Cost $120,056,821)	125,535,203

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Asset-Backed Securities 6.4%
$800,000	522 Funding CLO I Ltd., Ser. 2019-1A, Class A1, (3M USD LIBOR + 1.39%), 3.30%, due 1/15/2033	$768,118	(b)(d)
1,140,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023 Asset Backed Funding Certificates	1,183,938	(b)
168,668	Ser. 2003-OPT1, Class A3, (1M USD LIBOR + 0.68%), 1.17%, due 4/25/2033	146,882	(d)
1,130,258	Ser. 2004-OPT3, Class A4, (1M USD LIBOR + 0.78%), 1.27%, due 11/25/2033	1,048,226	(d)
856,194	Centex Home Equity Loan Trust, Ser. 2005-D, Class M3, (1M USD LIBOR + 0.48%), 0.97%, due 10/25/2035	846,940	(d)
14,966	Chase Funding Mortgage Loan Asset-Backed Certificates, Ser. 2004-1, Class 2A2, (1M USD LIBOR + 0.46%), 0.95%, due 12/25/2033	12,756	(d)
1,550,000	CIFC Funding Ltd., Ser. 2019-5A, Class A1, (3M USD LIBOR + 1.34%), 3.48%, due 10/15/2032	1,476,621	(b)(d)
573,818	Corevest American Finance Trust, Ser. 2019-1, Class A, 3.32%, due 3/15/2052	581,515	(b)
185,635	Countrywide Asset-Backed Certificates, Ser. 2004-5, Class 1A, (1M USD LIBOR + 0.50%), 0.99%, due 10/25/2034	169,557	(d)
2,811,075	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AA1, Class M2, (1M USD LIBOR + 1.05%), 1.54%, due 2/25/2035	2,652,024	(d)
1,900,000	Elmwood CLO III Ltd., Ser. 2019-3A, Class A1, (3M USD LIBOR + 1.37%), 2.59%, due 10/15/2032	1,813,318	(b)(d)
3,713	Fannie Mae Grantor Trust, Ser. 2002-T5, Class A1, (1M USD LIBOR + 0.24%), 0.73%, due 5/25/2032	3,680	(d)
1,908,410	Home Equity Asset Trust, Ser. 2003-5, Class A1, (1M USD LIBOR + 0.58%), 1.07%, due 12/25/2033	1,740,719	(d)
1,500,000	Kayne CLO 5 Ltd., Ser. 2019-5A, Class A, (3M USD LIBOR + 1.35%), 2.37%, due 7/24/2032	1,413,719	(b)(d)
900,000	Magnetite XXIV Ltd., Ser. 2019-24A, Class A, (3M USD LIBOR + 1.33%), 3.24%, due 1/15/2033	862,216	(b)(d)
1,737,202	Navient Student Loan Trust, Ser. 2019-7A, Class A1, (1M USD LIBOR + 0.50%), 0.99%, due 1/25/2068	1,703,095	(b)(d)
2,200,000	Octagon Investment Partners 44 Ltd., Ser. 2019-1A, Class A, (3M USD LIBOR + 1.30%), 2.44%, due 7/20/2032	2,068,401	(b)(d)
30,983	Popular ABS Mortgage Pass-Through Trust, Ser. 2005-2, Class AV1B, (1M USD LIBOR + 0.26%), 0.75%, due 4/25/2035	30,947	(d)
1,350,000	Residential Asset Securities Corp., Ser. 2005-KS12, Class M2, (1M USD LIBOR + 0.46%), 0.95%, due 1/25/2036	1,260,901	(d)
8,946	Saxon Asset Securities Trust, Ser. 2004-1, Class A, (1M USD LIBOR + 0.54%), 1.03%, due 3/25/2035	7,592	(d)
294,816	SoFi Professional Loan Program LLC, Ser. 2017-E, Class A2A, 1.86%, due 11/26/2040	294,936	(b)
2,200,000	Southwick Park CLO LLC, Ser. 2019-4A, Class A1, (3M USD LIBOR + 1.30%), 2.44%, due 7/20/2032	2,104,876	(b)(d)
3,050,000	Voya CLO Ltd., Ser. 2019-2A, Class A, (3M USD LIBOR + 1.27%), 2.41%, due 7/20/2032	2,919,785	(b)(d)
1,143,038	Wells Fargo Home Equity Asset-Backed Securities Trust, Ser. 2004-2, Class M1, (1M USD LIBOR + 0.90%), 1.39%, due 10/25/2034	1,066,396	(d)
	Total Asset-Backed Securities (Cost $26,972,398)	26,177,158
NUMBER OF SHARES
Short-Term Investments 2.1%
Investment Companies 2.1%
8,766,715	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.22%(n) (Cost $8,766,715)	8,766,715	(j)
	Total Investments 108.7% (Cost $434,034,760)	443,888,115
	Liabilities Less Other Assets (8.7)%	(35,654,974	)(o)
	Net Assets 100.0%	$408,233,141

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

(a)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2020, these securities amounted to $60,629,732, which represents 14.9% of net assets of the Fund.

(c)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2020.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2020 and changes periodically.

(e)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2020.

(f)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(g)  All or a portion of this security was purchased on a delayed delivery basis.

(h)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal amount and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2020 amounted to $29,045,421, which represents 7.1% of net assets of the Fund.

(i)  Security fair valued as of April 30, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2020 amounted to $1,915,000, which represents 0.5% of net assets of the Fund.

(j)  All or a portion of this security is segregated in connection with obligations for to be announced securities, when-issued securities, futures and/or delayed delivery securities with a total value of $44,729,117.

(k)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(l)  When-issued security. Total value of all such securities at April 30, 2020, amounted to $3,355,000, which represents 0.8% of net assets of the Fund.

(m)  Perpetual Bond Security. The rate reflected was the rate in effect on April 30, 2020. The maturity date reflects the next call date.

(n)  Represents 7-day effective yield as of April 30, 2020.

(o)  Includes the impact of the Fund's open positions in derivatives at April 30, 2020.

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2020, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2020	1	Australian Dollar	$65,230	$1,638
6/2020	10	Euro	1,370,250	(32,974)
6/2020	32	U.S. Treasury Long Bond	5,793,000	377,835
6/2020	271	U.S. Treasury Note, 5 Year	34,006,266	507,045
6/2020	130	U.S. Treasury Note, 10 Year	18,078,125	91,321
Total Long Positions			$59,312,871	$944,865

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2020	2	South African Rand	$(53,775)	$6,675
6/2020	4	U.S. Treasury Bond, Ultra 10 Year	(628,125)	(7,063)
6/2020	101	U.S. Treasury Ultra Long Bond	(22,702,906)	(1,112,397)
10/2020	1	Federal Funds, 30 day	(416,512)	(4,542)
Total Short Positions			$(23,801,318)	$(1,117,327)
Total Futures				$(172,462)

At April 30, 2020, the Fund had $934,545 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2020, the average notional value of futures for the Fund was $52,016,347 for long positions and $(14,634,311) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$71,222,917	$—	$71,222,917
U.S. Government Agency Securities	—	3,628,555	—	3,628,555
Mortgage-Backed Securities(a)	—	208,557,567	—	208,557,567
Corporate Bonds(a)	—	125,535,203	—	125,535,203
Asset-Backed Securities	—	26,177,158	—	26,177,158
Short-Term Investments	—	8,766,715	—	8,766,715
Total Investments	$—	$443,888,115	$—	$443,888,115

See Notes to Financial Statements

Schedule of Investments Core Bond Fund^ (Unaudited) (cont'd)

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2020:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$984,514	$—	$—	$984,514
Liabilities	(1,156,976)	—	—	(1,156,976)
Total	$(172,462)	$—	$—	$(172,462)

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited)
April 30, 2020

PRINCIPAL AMOUNT(a)		VALUE
Corporate Bonds 29.8%
Argentina 0.5%
$226,000	Pampa Energia SA, 7.38%, due 7/21/2023	$147,465	(b)
234,000	Rio Energy SA/UGEN SA/UENSA SA, 6.88%, due 2/1/2025	90,092	(c)
44,000	Tecpetrol SA, 4.88%, due 12/12/2022	34,393	(b)
200,000	Telecom Argentina SA, 8.00%, due 7/18/2026	160,802	(c)
65,000	YPF Energia Electrica SA, 10.00%, due 7/25/2026	29,901	(c)
	YPF SA
83,000	(BADLARPP + 4.00%, 18.00% Floor), 31.44%, due 7/7/2020	14,940	(b)(d)
200,000	8.50%, due 3/23/2021	125,502	(b)
282,000	8.50%, due 7/28/2025	136,770	(b)
206,000	7.00%, due 12/15/2047	90,547	(c)
		830,412
Azerbaijan 1.6%
	Southern Gas Corridor CJSC
200,000	6.88%, due 3/24/2026	208,824	(b)(e)
2,320,000	6.88%, due 3/24/2026	2,422,358	(b)(e)
		2,631,182
Bahrain 0.1%
219,000	Oil & Gas Holding Co., 7.63%, due 11/7/2024	213,512	(c)(e)
Brazil 2.5%
204,000	Banco BTG Pactual SA, 4.50%, due 1/10/2025	190,740	(c)
200,000	Banco do Brasil SA, 9.00%, due 6/18/2024	189,500	(b)(e)(f)(h)
316,000	Banco Votorantim SA, 4.50%, due 9/24/2024	308,890	(c)(e)
200,000	Braskem America Finance Co., 7.13%, due 7/22/2041	181,000	(b)
	BRF SA
200,000	4.75%, due 5/22/2024	189,252	(b)
200,000	4.88%, due 1/24/2030	172,350	(c)
200,000	Cemig Geracao e Transmissao SA, 9.25%, due 12/5/2024	208,400	(c)(e)
200,000	Cosan Ltd., 5.50%, due 9/20/2029	176,492	(c)
327,000	CSN Resources SA, 7.63%, due 4/17/2026	232,170	(c)(e)
268,000	GUSAP III L.P., 4.25%, due 1/21/2030	243,880	(c)
200,000	JBS Investments II GmbH, 5.75%, due 1/15/2028	195,000	(c)
200,000	Light Servicos de Eletricidade SA/Light Energia SA, 7.25%, due 5/3/2023	183,752	(c)
276,000	MARB BondCo PLC, 6.88%, due 1/19/2025	264,960	(c)(e)
250,000	Minerva Luxembourg SA, 6.50%, due 9/20/2026	242,500	(b)
308,637	MV24 Capital BV, 6.75%, due 6/1/2034	260,029	(c)(e)
	Petrobras Global Finance BV
38,000	5.09%, due 1/15/2030	34,637	(c)
166,000	6.90%, due 3/19/2049	161,435
200,000	Rumo Luxembourg S.a.r.l., 7.38%, due 2/9/2024	210,000	(b)(e)
	Suzano Austria GmbH
213,000	5.00%, due 1/15/2030	201,072	(e)
200,000	7.00%, due 3/16/2047	202,750	(c)(e)
117,000	Vale Overseas Ltd., 8.25%, due 1/17/2034	150,199
		4,199,008

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Chile 1.0%
	AES Gener SA
$200,000	7.13%, due 3/26/2079	$190,497	(c)(g)(h)
207,000	6.35%, due 10/7/2079	193,030	(c)(h)
211,000	Banco del Estado de Chile, 2.70%, due 1/9/2025	209,945	(c)
250,000	Celulosa Arauco y Constitucion SA, 4.20%, due 1/29/2030	237,500	(b)
	Codelco, Inc.
238,000	3.00%, due 9/30/2029	228,883	(c)
260,000	3.15%, due 1/14/2030	250,645	(c)(e)
204,000	4.38%, due 2/5/2049	207,906	(c)(e)
179,000	VTR Finance BV, 6.88%, due 1/15/2024	177,731	(b)
		1,696,137
China 4.3%
212,000	Alibaba Group Holding Ltd., 4.20%, due 12/6/2047	256,316	(e)
250,000	Azure Orbit IV Int'l Finance Ltd., 3.75%, due 1/25/2023	260,593	(b)(e)
213,000	Baidu, Inc., 3.08%, due 4/7/2025	217,697
332,000	CCCI Treasure Ltd., 3.43%, due 11/21/2024	325,360	(b)(e)(f)(h)
200,000	Champion Sincerity Holdings Ltd., 8.13%, due 2/8/2022	196,550	(b)(e)(f)(h)
200,000	Charming Light Investments Ltd., 4.38%, due 12/21/2027	219,460	(b)(e)
	China Minmetals Corp.
210,000	4.45%, due 5/13/2021	210,639	(b)(e)(f)(h)
616,000	3.75%, due 11/13/2022	609,882	(b)(e)(f)(h)
200,000	China Overseas Finance Cayman VI Ltd., 5.95%, due 5/8/2024	224,903	(b)(e)
200,000	China Reinsurance Finance Corp. Ltd., 3.38%, due 3/9/2022	199,583	(b)
200,000	China Resources Land Ltd., 4.13%, due 2/26/2029	219,899	(b)(e)
400,000	CNAC HK Finbridge Co. Ltd., 3.38%, due 6/19/2024	399,671	(b)(e)
200,000	CNOOC Finance 2015 USA LLC, 3.50%, due 5/5/2025	212,256
201,000	Dianjian Int'l Finance Ltd., 4.60%, due 3/13/2023	202,132	(b)(f)(h)
200,000	Easy Tactic Ltd., 8.13%, due 2/27/2023	179,991	(b)
200,000	Geely Automobile Holdings Ltd., 4.00%, due 12/9/2024	178,064	(b)(f)(h)
200,000	Greenland Global Investment Ltd., 6.75%, due 6/25/2022	195,257	(b)
200,000	Huarong Finance 2017 Co. Ltd., 4.00%, due 11/7/2022	195,517	(b)(f)(h)
250,000	Huarong Finance 2019 Co. Ltd., 4.50%, due 5/29/2029	256,893	(b)(e)
300,000	Kaisa Group Holdings Ltd., 9.38%, due 6/30/2024	258,375	(b)
200,000	Minmetals Bounteous Finance BVI Ltd., 3.38%, due 9/3/2024	192,000	(b)(f)(h)
20,000	Nexen, Inc., 5.88%, due 3/10/2035	27,396
200,000	Prosus NV, 3.68%, due 1/21/2030	199,876	(c)
200,000	Proven Honour Capital Ltd., 4.13%, due 5/19/2025	204,280	(b)
200,000	Scenery Journey Ltd., 13.00%, due 11/6/2022	181,078	(b)
200,000	Semiconductor Manufacturing Int'l Corp., 2.69%, due 2/27/2025	195,882	(b)
	Sinopec Group Overseas Development 2017 Ltd.
200,000	3.63%, due 4/12/2027	215,401	(b)
312,000	3.25%, due 9/13/2027	328,426	(c)(e)
250,000	Sunac China Holdings Ltd., 8.35%, due 4/19/2023	248,200	(b)(e)
200,000	Tencent Holdings Ltd., 3.60%, due 1/19/2028	215,161	(b)(e)
200,000	Yuzhou Properties Co. Ltd., 7.38%, due 1/13/2026	164,000	(b)
		7,190,738
Colombia 1.2%
200,000	Bancolombia SA, 4.63%, due 12/18/2029	172,500	(h)
	Ecopetrol SA
169,000	6.88%, due 4/29/2030	174,285
300,000	7.38%, due 9/18/2043	309,840	(e)
200,000	5.88%, due 5/28/2045	175,420	(e)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Empresas Publicas de Medellin ESP
COP	807,000,000	7.63%, due 9/10/2024	$206,422	(c)(e)
COP	1,600,000,000	8.38%, due 11/8/2027	396,067	(c)(e)
COP	437,000,000	Financiera de Desarrollo Territorial SA Findeter, 7.88%, due 8/12/2024	112,888	(c)
	$200,000	Grupo Aval Ltd., 4.38%, due 2/4/2030	168,000	(c)(g)
	300,000	Millicom Int'l Cellular SA, 6.25%, due 3/25/2029	294,000	(b)(e)
			2,009,422
Ghana 0.1%
	200,000	Kosmos Energy Ltd., 7.13%, due 4/4/2026	125,000	(c)
Guatemala 0.1%
	250,000	Central American Bottling Corp., 5.75%, due 1/31/2027	245,000	(c)(e)
Hong Kong 0.7%
	309,000	Celestial Miles Ltd., 5.75%, due 1/31/2024	310,185	(b)(e)(f)(h)
		Melco Resorts Finance Ltd.
	200,000	5.63%, due 7/17/2027	194,703	(c)
	200,000	5.63%, due 7/17/2027	194,909	(b)
	351,000	Metropolitan Light Co. Ltd., 5.50%, due 11/21/2022	350,156	(b)(e)
	200,000	NWD MTN Ltd., 4.13%, due 7/18/2029	195,679	(b)
			1,245,632
India 1.3%
	200,000	ABJA Investment Co. Pte Ltd., 5.45%, due 1/24/2028	161,390	(b)
	350,000	Adani Electricity Mumbai Ltd., 3.95%, due 2/12/2030	296,710	(c)(e)
	200,000	Greenko Dutch BV, 5.25%, due 7/24/2024	177,912	(b)
	200,000	JSW Steel Ltd., 5.95%, due 4/18/2024	166,026	(b)
		Network i2i Ltd.
	228,000	5.65%, due 1/15/2025	201,780	(c)(f)(h)
	400,000	5.65%, due 1/15/2025	354,000	(b)(e)(f)(h)
	200,000	Oil India Ltd., 5.13%, due 2/4/2029	195,604	(b)(e)
	200,000	Power Finance Corp. Ltd., 3.95%, due 4/23/2030	173,471	(c)
	208,000	REC Ltd., 3.50%, due 12/12/2024	191,670	(b)
	250,000	Reliance Industries Ltd., 3.67%, due 11/30/2027	250,685	(b)
	200,000	Vedanta Resources PLC, 6.38%, due 7/30/2022	77,180	(b)
			2,246,428
Indonesia 0.7%
	400,000	Medco Oak Tree Pte Ltd., 7.38%, due 5/14/2026	251,880	(b)(e)
	229,000	Pertamina Persero PT, 6.45%, due 5/30/2044	252,955	(b)(e)
		Perusahaan Listrik Negara PT
EUR	200,000	1.88%, due 11/5/2031	187,116	(c)
	$200,000	6.15%, due 5/21/2048	218,000	(c)(e)
	400,000	Saka Energi Indonesia PT, 4.45%, due 5/5/2024	343,087	(b)(e)
			1,253,038

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Israel 0.9%
$400,000	Altice Financing SA, 7.50%, due 5/15/2026	$418,000	(b)(e)
312,000	Bank Leumi Le-Israel BM, 3.28%, due 1/29/2031	289,549	(b)(e)(h)
	Teva Pharmaceutical Finance Netherlands III BV
400,000	7.13%, due 1/31/2025	414,320	(c)(e)
450,000	3.15%, due 10/1/2026	391,500	(e)
		1,513,369
Kazakhstan 0.6%
	KazMunayGas National Co. JSC
200,000	5.38%, due 4/24/2030	197,850	(b)
560,000	5.75%, due 4/19/2047	559,440	(b)(e)
225,000	6.38%, due 10/24/2048	232,910	(c)(e)
		990,200
Korea 0.8%
316,000	Hanwha Life Insurance Co. Ltd., 4.70%, due 4/23/2023	303,477	(c)(e)(f)(h)
200,000	Hyundai Capital America, 2.75%, due 9/27/2026	183,634	(b)
200,000	Kyobo Life Insurance Co. Ltd., 3.95%, due 7/24/2022	198,000	(b)(f)(h)
250,000	Shinhan Bank Co. Ltd., 4.50%, due 3/26/2028	262,886	(b)(e)
300,000	Woori Bank, 4.75%, due 4/30/2024	316,536	(b)(e)
		1,264,533
Kuwait 0.3%
200,000	Kuwait Projects Co. SPC Ltd., 4.23%, due 10/29/2026	176,024	(b)
200,000	NBK Tier 1 Financing 2 Ltd., 4.50%, due 11/27/2025	180,032	(c)(f)(h)
200,000	NBK Tier 1 Financing Ltd., 5.75%, due 4/9/2021	190,124	(b)(f)(h)
		546,180
Macau 0.1%
200,000	Sands China Ltd., 5.40%, due 8/8/2028	208,902	(e)
Malaysia 0.3%
200,000	Petronas Capital Ltd., 4.55%, due 4/21/2050	216,695	(c)
200,000	TNB Global Ventures Capital Bhd, 4.85%, due 11/1/2028	220,812	(b)(e)
		437,507
Mexico 3.7%
200,000	Aerovias de Mexico SA, 7.00%, due 2/5/2025	75,000	(c)
275,000	America Movil SAB de CV, 3.63%, due 4/22/2029	291,137	(e)
200,000	Banco Mercantil del Norte SA, 7.63%, due 1/10/2028	161,000	(b)(f)(h)
150,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, due 4/17/2025	153,937	(c)
	BBVA Bancomer SA
200,000	6.75%, due 9/30/2022	207,500	(b)
200,000	5.13%, due 1/18/2033	173,000	(b)(h)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Braskem Idesa SA
	$200,000	7.45%, due 11/15/2029	$150,500	(c)
	200,000	7.45%, due 11/15/2029	148,680	(b)
MXN	6,480,000	Comision Federal de Electricidad, Ser. 14-2, 7.35%, due 11/25/2025	249,567	(e)
	$209,000	Industrias Penoles SAB de CV, 5.65%, due 9/12/2049	201,162	(c)
	200,000	Infraestructura Energetica Nova SAB de CV, 4.88%, due 1/14/2048	166,300	(c)
	200,000	Mexichem SAB de CV, 5.88%, due 9/17/2044	191,752	(b)(e)
	242,000	Mexico City Airport Trust, 5.50%, due 7/31/2047	200,860	(c)(e)
	258,000	Minera Mexico SA de CV, 4.50%, due 1/26/2050	222,009	(c)
		Petroleos Mexicanos
MXN	13,180,000	7.19%, due 9/12/2024	421,348	(b)(e)
	$41,000	6.88%, due 8/4/2026	33,928
MXN	41,442,700	Ser. 14-2, 7.47%, due 11/12/2026	1,221,030	(e)
	$79,000	6.84%, due 1/23/2030	61,719	(c)
	400,000	6.84%, due 1/23/2030	315,000	(b)(e)
	268,000	5.95%, due 1/28/2031	194,112	(b)
	100,000	5.95%, due 1/28/2031	72,430	(c)
	249,000	6.35%, due 2/12/2048	165,834
	604,000	7.69%, due 1/23/2050	443,880	(c)(e)
	69,000	6.95%, due 1/28/2060	48,469	(c)
	200,000	Sigma Alimentos SA de CV, 4.13%, due 5/2/2026	201,900	(b)
		Trust F/1401
	200,000	6.95%, due 1/30/2044	187,500	(b)(e)
	200,000	6.39%, due 1/15/2050	178,252	(c)
			6,137,806
Mongolia 0.1%
	200,000	Trade & Development Bank of Mongolia LLC, 9.38%, due 5/19/2020	199,250	(b)
Nigeria 0.2%
	200,000	IHS Netherlands Holdco BV, 8.00%, due 9/18/2027	182,000	(c)
	200,000	United Bank for Africa PLC, 7.75%, due 6/8/2022	177,024	(b)
			359,024
Oman 0.1%
	242,000	Oztel Holdings SPC Ltd., 6.63%, due 4/24/2028	205,700	(c)(e)
Panama 0.4%
	200,000	C&W Senior Financing Designated Activity Co., 6.88%, due 9/15/2027	197,500	(c)
	206,000	Cable Onda SA, 4.50%, due 1/30/2030	195,700	(c)
	200,000	Empresa de Transmision Electrica SA, 5.13%, due 5/2/2049	202,002	(c)(e)
			595,202
Paraguay 0.1%
	200,000	Telefonica Celular del Paraguay SA, 5.88%, due 4/15/2027	195,000	(c)
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	Peru 1.0%
PEN	843,000	Fondo MIVIVIENDA SA, 7.00%, due 2/14/2024	$271,593	(c)
	$200,000	Hunt Oil Co. of Peru LLC Sucursal Del Peru, 6.38%, due 6/1/2028	155,000	(c)(e)
	205,000	Inkia Energy Ltd., 5.88%, due 11/9/2027	192,700	(c)
		Orazul Energy Egenor S en C por A
	200,000	5.63%, due 4/28/2027	193,002	(b)
	200,000	5.63%, due 4/28/2027	193,002	(c)
	200,000	Petroleos del Peru SA, 4.75%, due 6/19/2032	194,002	(c)(e)
	250,000	Southern Copper Corp., 6.75%, due 4/16/2040	304,079	(e)
	165,000	Volcan Cia Minera SAA, 5.38%, due 2/2/2022	123,958	(b)
			1,627,336
	Qatar 0.1%
	100,000	Nakilat, Inc., 6.07%, due 12/31/2033	116,020	(b)
	Russia 1.7%
	391,000	Gazprom OAO Via Gaz Capital SA, 5.15%, due 2/11/2026	420,468	(c)(e)
	280,000	Gazprom PJSC Via Gaz Finance PLC, 3.25%, due 2/25/2030	262,950	(c)(e)
		GTLK Europe Capital DAC
	273,000	4.95%, due 2/18/2026	261,003	(b)(e)
	200,000	4.65%, due 3/10/2027	185,000	(b)
	200,000	GTLK Europe DAC, 5.95%, due 7/19/2021	201,335	(b)
	250,000	Lukoil Securities BV, 3.88%, due 5/6/2030	249,500	(c)(i)
	200,000	Petropavlovsk 2016 Ltd., 8.13%, due 11/14/2022	208,480	(b)
	200,000	Sberbank of Russia Via SB Capital SA, 5.13%, due 10/29/2022	206,501	(b)
	205,000	SCF Capital Ltd., 5.38%, due 6/16/2023	211,203	(c)(e)
	239,000	Veon Holdings BV, 4.00%, due 4/9/2025	247,107	(c)(e)
	300,000	Vnesheconombank Via VEB Finance PLC, 6.80%, due 11/22/2025	347,442	(b)(e)
			2,800,989
	Saudi Arabia 0.7%
	300,000	Samba Funding Ltd., 2.75%, due 10/2/2024	295,403	(b)(e)
		Saudi Arabian Oil Co.
	500,000	4.25%, due 4/16/2039	513,970	(b)(e)
	200,000	4.38%, due 4/16/2049	203,860	(b)
	200,000	Saudi Electricity Global Sukuk Co. 4, 4.22%, due 1/27/2024	209,137	(b)
			1,222,370
	Singapore 0.4%
	200,000	DBS Group Holdings Ltd., 4.52%, due 12/11/2028	210,570	(c)(e)(h)
	200,000	Oversea-Chinese Banking Corp. Ltd., 4.25%, due 6/19/2024	210,806	(b)
	200,000	Parkway Pantai Ltd., 4.25%, due 7/27/2022	189,792	(b)(f)(h)
			611,168
	South Africa 0.6%
		Eskom Holdings SOC Ltd.
	260,000	6.75%, due 8/6/2023	194,579	(b)(e)
	206,000	6.35%, due 8/10/2028	184,040	(c)(e)
	250,000	Gold Fields Orogen Holdings BVI Ltd., 6.13%, due 5/15/2029	263,813	(b)(e)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
		SASOL Financing USA LLC
	$400,000	5.88%, due 3/27/2024	$265,800	(e)
	200,000	6.50%, due 9/27/2028	130,000	(e)
			1,038,232
	Supranational 0.3%
	200,000	African Export-Import Bank, 3.99%, due 9/21/2029	180,197	(b)
		Banque Ouest Africaine de Developpement
	205,000	5.00%, due 7/27/2027	189,957	(c)(e)
	200,000	4.70%, due 10/22/2031	180,000	(c)
			550,154
	Thailand 0.2%
	200,000	Bangkok Bank PCL, 3.73%, due 9/25/2034	177,911	(b)(h)
	240,000	PTTEP Treasury Center Co. Ltd., 3.90%, due 12/6/2059	227,495	(c)(e)
			405,406
	Turkey 0.9%
	200,000	Akbank TAS, 5.13%, due 3/31/2025	181,854	(c)
	200,000	SISECAM, 6.95%, due 3/14/2026	193,000	(c)
	200,000	Turkcell Iletisim Hizmetleri AS, 5.80%, due 4/11/2028	186,900	(c)
		Turkiye Garanti Bankasi AS
	200,000	5.25%, due 9/13/2022	196,870	(b)
	200,000	5.88%, due 3/16/2023	196,457	(b)
	200,000	Turkiye Sinai Kalkinma Bankasi AS, 6.00%, due 1/23/2025	183,920	(c)
		Yapi ve Kredi Bankasi AS
	200,000	5.75%, due 2/24/2022	199,017	(b)
	200,000	5.85%, due 6/21/2024	189,215	(c)
			1,527,233
	Ukraine 0.4%
	200,000	MHP Lux SA, 6.95%, due 4/3/2026	183,878	(b)
EUR	260,000	NAK Naftogaz Ukraine via Kondor Finance PLC, 7.13%, due 7/19/2024	247,881	(b)(e)
	$200,000	VF Ukraine PAT via VFU Funding PLC, 6.20%, due 2/11/2025	184,040	(c)
			615,799
	United Arab Emirates 1.2%
		Abu Dhabi Crude Oil Pipeline LLC
	200,000	3.65%, due 11/2/2029	208,540	(b)(e)
	285,000	3.65%, due 11/2/2029	297,137	(c)(e)
	200,000	4.60%, due 11/2/2047	214,000	(b)
	200,000	ADCB Finance Cayman Ltd., 4.00%, due 3/29/2023	205,300	(c)
	300,000	DP World Crescent Ltd., 3.88%, due 7/18/2029	265,833	(b)(e)
	200,000	DP World Ltd., 6.85%, due 7/2/2037	216,250	(b)
	200,000	Emirates NBD PJSC, 6.13%, due 3/20/2025	189,562	(b)(f)(h)
		MDGH-GMTN BV
	200,000	4.50%, due 11/7/2028	223,250	(c)(e)
	200,000	3.70%, due 11/7/2049	192,568	(c)
			2,012,440

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
United States 0.4%
	$200,000	JBS Investments II GmbH, 7.00%, due 1/15/2026	$207,480	(b)
IDR	8,100,000,000	JPMorgan Chase Bank N.A., 7.00%, due 9/18/2030	488,469	(b)(e)
			695,949
Venezuela 0.1%
		Petroleos de Venezuela SA
	$1,347,609	6.00%, due 5/16/2024	50,535	(b)(j)
	1,631,452	6.00%, due 11/15/2026	61,180	(b)(j)
	650,000	5.38%, due 4/12/2027	24,375	(b)(j)
	784,800	5.38%, due 4/12/2027	29,430	(b)(j)
			165,520
Zambia 0.1%
	200,000	First Quantum Minerals Ltd., 7.50%, due 4/1/2025	176,500	(c)
		Total Corporate Bonds (Cost $56,748,801)	50,103,298
Foreign Government Securities 63.6%
Albania 0.1%
EUR	101,000	Republic of Albania, 3.50%, due 10/9/2025	110,633	(b)
Angola 0.3%
		Angolan Government International Bond
	$400,000	8.00%, due 11/26/2029	173,750	(b)
	458,000	9.38%, due 5/8/2048	194,864	(b)
	200,000	9.38%, due 5/8/2048	85,094	(b)
	200,000	9.13%, due 11/26/2049	84,654	(b)
			538,362
Argentina 0.6%
		Argentine Republic Government International Bond
EUR	641,161	7.82%, due 12/31/2033	199,754	(e)
EUR	2,164,047	3.38%, due 12/31/2038	587,413	(e)(k)
EUR	255,953	3.38%, due 12/31/2038	70,121	(k)
	$536,000	Bonos de la Nacion Argentina en Moneda Dua, 4.50%, due 9/30/2020	177,014
ARS	1,381,707	City of Buenos Aires Argentina, (BADLARPP + 3.25%), 23.61%, due 3/29/2024	6,272	(d)
EUR	130,000	Provincia de Buenos Aires, 5.38%, due 1/20/2023	36,748	(b)
			1,077,322
Armenia 0.1%
	$200,000	Republic of Armenia International Bond, 3.95%, due 9/26/2029	185,286	(b)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Azerbaijan 0.8%
		State Oil Co. of the Azerbaijan Republic
	$810,000	4.75%, due 3/13/2023	$810,000	(b)(e)
	200,000	6.95%, due 3/18/2030	209,016	(b)(e)
	310,000	6.95%, due 3/18/2030	323,975	(b)(e)
			1,342,991
Belize 0.1%
	311,000	Belize Government International Bond, 4.94%, due 2/20/2034	136,840	(b)
Bermuda 0.4%
		Bermuda Government International Bond
	200,000	3.72%, due 1/25/2027	200,000	(b)
	490,000	4.75%, due 2/15/2029	514,500	(b)
			714,500
Brazil 1.5%
	480,000	Brazil Minas SPE via State of Minas Gerais, 5.33%, due 2/15/2028	477,005	(b)(e)
BRL	4,000,000	Brazil Notas do Tesouro Nacional, Ser. F, 10.00%, due 1/1/2023	820,523
		Brazilian Government International Bond
	$200,000	4.63%, due 1/13/2028	206,702
	400,000	4.50%, due 5/30/2029	392,212
	190,000	5.63%, due 1/7/2041	189,525
	470,000	5.00%, due 1/27/2045	437,100
			2,523,067
Chile 1.0%
		Bonos de la Tesoreria de la Republica en pesos
CLP	310,000,000	4.70%, due 9/1/2030	442,030	(b)
CLP	460,000,000	5.00%, due 3/1/2035	695,593
CLP	215,000,000	6.00%, due 1/1/2043	379,431
CLP	95,000,000	5.10%, due 7/15/2050	152,328
			1,669,382
China 1.4%
CNY	3,000,000	China Development Bank, 3.07%, due 3/10/2030	435,798
		China Government Bond
CNY	10,000,000	3.19%, due 4/11/2024	1,499,890	(e)
CNY	2,500,000	3.13%, due 11/21/2029	372,867	(l)
			2,308,555
Colombia 3.2%
		Colombia Government International Bond
COP	423,000,000	4.38%, due 3/21/2023	101,942
	$200,000	4.50%, due 3/15/2029	202,002
	800,000	3.00%, due 1/30/2030	730,000	(g)
	310,000	5.63%, due 2/26/2044	332,785
	230,000	5.00%, due 6/15/2045	230,575

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Colombian TES
COP	2,359,500,000	Ser. B, 6.25%, due 11/26/2025	$604,820	(e)
COP	157,500,000	Ser. B, 7.50%, due 8/26/2026	42,462
COP	1,854,100,000	Ser. B, 6.00%, due 4/28/2028	445,799
COP	4,672,500,000	Ser. B, 7.75%, due 9/18/2030	1,243,277
COP	2,636,400,000	Ser. B, 7.00%, due 6/30/2032	657,776
COP	3,006,300,000	Ser. B, 7.25%, due 10/18/2034	762,226
			5,353,664
Costa Rica 0.6%
		Costa Rica Government International Bond
	$654,000	6.13%, due 2/19/2031	528,105	(b)
	720,000	7.00%, due 4/4/2044	547,200	(b)
			1,075,305
Cote D'Ivoire 0.9%
		Ivory Coast Government International Bond
EUR	565,000	5.88%, due 10/17/2031	502,268	(b)
	$51,300	5.75%, due 12/31/2032	44,631	(b)(k)
	423,225	5.75%, due 12/31/2032	368,206	(b)(k)
EUR	207,000	6.88%, due 10/17/2040	184,921	(b)
EUR	490,000	6.63%, due 3/22/2048	425,530	(b)
			1,525,556
Croatia 0.4%
		Croatia Government International Bond
EUR	360,000	1.13%, due 6/19/2029	366,000	(b)
EUR	222,000	2.75%, due 1/27/2030	257,751	(b)
			623,751
Czech Republic 2.3%
		Czech Republic Government Bond
CZK	28,570,000	2.40%, due 9/17/2025	1,229,607	(b)
CZK	4,060,000	1.00%, due 6/26/2026	163,035	(b)
CZK	26,970,000	2.75%, due 7/23/2029	1,231,469
CZK	28,580,000	0.95%, due 5/15/2030	1,117,477	(b)
CZK	2,500,000	2.00%, due 10/13/2033	108,464
			3,850,052
Dominican Republic 0.9%
DOP	4,900,000	Dominican Republic Bond, 11.25%, due 2/5/2027	79,678	(b)
		Dominican Republic International Bond
DOP	14,500,000	8.90%, due 2/15/2023	233,316	(c)
	$150,000	6.00%, due 7/19/2028	135,375	(b)
	562,000	6.85%, due 1/27/2045	487,535	(b)
	150,000	6.40%, due 6/5/2049	123,375	(b)
	510,000	5.88%, due 1/30/2060	406,725	(b)
			1,466,004

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Ecuador 0.2%
		Ecuador Government International Bond
	$300,000	7.95%, due 6/20/2024	$93,378	(b)(j)
	720,000	7.88%, due 1/23/2028	204,307	(b)(j)
	200,000	9.50%, due 3/27/2030	57,000	(b)(j)
			354,685
Egypt 1.9%
		Egypt Government Bond
EGP	17,253,000	15.90%, due 7/2/2024	1,176,111	(e)
EGP	3,316,000	14.22%, due 10/15/2026	217,622
		Egypt Government International Bond
EUR	200,000	5.63%, due 4/16/2030	179,452	(b)
EUR	551,000	6.38%, due 4/11/2031	505,055	(b)
	$200,000	7.05%, due 1/15/2032	177,330	(b)
	600,000	8.50%, due 1/31/2047	534,900	(b)
	200,000	8.70%, due 3/1/2049	179,239	(b)
	200,000	8.70%, due 3/1/2049	179,177	(b)
			3,148,886
El Salvador 0.2%
		El Salvador Government International Bond
	150,000	7.75%, due 1/24/2023	129,000	(b)
	152,000	7.12%, due 1/20/2050	114,760	(b)
			243,760
Gabon 0.1%
	205,000	Gabon Government International Bond, 6.63%, due 2/6/2031	144,888	(b)
Ghana 0.4%
GHS	556	Ghana Government Bond, 24.75%, due 7/19/2021	103
		Ghana Government International Bond
	$400,000	10.75%, due 10/14/2030	415,142	(b)
	200,000	7.88%, due 2/11/2035	150,300	(b)
	205,000	8.75%, due 3/11/2061	154,385	(b)
			719,930
Hungary 1.1%
		Hungary Government Bond
HUF	69,240,000	3.00%, due 6/26/2024	227,895	(e)
HUF	46,000,000	5.50%, due 6/24/2025	170,764
HUF	159,870,000	3.00%, due 10/27/2027	540,943	(e)
HUF	200,110,000	6.75%, due 10/22/2028	864,416
			1,804,018

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Indonesia 5.7%
		Indonesia Government International Bond
	$200,000	4.35%, due 1/8/2027	$211,497	(b)
	200,000	4.10%, due 4/24/2028	209,754
	200,000	4.75%, due 2/11/2029	219,393
EUR	200,000	1.40%, due 10/30/2031	191,450
	$110,000	8.50%, due 10/12/2035	158,654	(b)
	200,000	5.25%, due 1/17/2042	226,893	(b)
	370,000	5.13%, due 1/15/2045	415,195	(b)
		Indonesia Treasury Bond
IDR	2,732,000,000	7.00%, due 5/15/2022	185,960
IDR	10,400,000,000	8.38%, due 3/15/2024	723,213
IDR	15,264,000,000	8.13%, due 5/15/2024	1,051,805
IDR	15,500,000,000	6.50%, due 6/15/2025	1,017,818
IDR	10,300,000,000	7.00%, due 5/15/2027	662,721
IDR	3,304,000,000	6.13%, due 5/15/2028	198,230
IDR	5,175,000,000	9.00%, due 3/15/2029	369,801
IDR	11,300,000,000	7.00%, due 9/15/2030	715,985
IDR	11,204,000,000	8.75%, due 5/15/2031	784,940
IDR	3,500,000,000	7.50%, due 8/15/2032	224,281
IDR	7,677,000,000	6.63%, due 5/15/2033	453,173
IDR	5,344,000,000	8.38%, due 3/15/2034	362,853
IDR	3,000,000,000	7.50%, due 6/15/2035	191,597
IDR	3,683,000,000	8.25%, due 5/15/2036	248,687
IDR	1,205,000,000	7.50%, due 5/15/2038	75,709
IDR	520,000,000	8.38%, due 4/15/2039	35,210
IDR	8,600,000,000	7.50%, due 4/15/2040	546,353
			9,481,172
Israel 0.1%
	$200,000	Israel Government International Bond, 3.88%, due 7/3/2050	221,220
Kazakhstan 0.1%
EUR	250,000	Kazakhstan Government International Bond, 1.50%, due 9/30/2034	228,378	(b)
Kenya 0.1%
	$200,000	Kenya Government International Bond, 8.00%, due 5/22/2032	181,000	(b)
Lebanon 0.1%
		Lebanon Government International Bond
	469,000	6.60%, due 11/27/2026	73,867	(b)(j)
	121,000	6.85%, due 5/25/2029	18,755	(j)
	33,000	6.65%, due 2/26/2030	5,198	(b)(j)
	620,000	8.25%, due 5/17/2034	97,650	(j)
			195,470
Malaysia 4.7%
	$1,000,000	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	884,980	(b)(e)
		Malaysia Government Bond
MYR	4,800,000	3.66%, due 10/15/2020	1,122,990
MYR	400,000	4.05%, due 9/30/2021	95,209

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
MYR	1,500,000	3.76%, due 4/20/2023	$361,636
MYR	2,500,000	3.80%, due 8/17/2023	605,755
MYR	800,000	3.48%, due 6/14/2024	192,980
MYR	700,000	4.18%, due 7/15/2024	173,321
MYR	1,800,000	4.06%, due 9/30/2024	444,922
MYR	4,500,000	3.96%, due 9/15/2025	1,122,431
MYR	700,000	3.91%, due 7/15/2026	173,704
MYR	250,000	3.50%, due 5/31/2027	61,199	(l)
MYR	1,700,000	3.90%, due 11/16/2027	424,766
MYR	1,150,000	3.73%, due 6/15/2028	283,321
MYR	3,550,000	3.89%, due 8/15/2029	892,610
MYR	435,000	4.23%, due 6/30/2031	112,140
MYR	300,000	4.64%, due 11/7/2033	79,974
MYR	95,000	3.83%, due 7/5/2034	23,849
MYR	450,000	4.89%, due 6/8/2038	125,475
MYR	200,000	3.76%, due 5/22/2040	48,911
MYR	350,000	4.94%, due 9/30/2043	96,817
		Malaysia Government Investment Issue
MYR	2,000,000	4.07%, due 9/30/2026	501,516
MYR	500,000	4.37%, due 10/31/2028	128,811
			7,957,317
Mexico 4.0%
		Mexican Bonos
MXN	50,980,800	Ser. M20, 7.50%, due 6/3/2027	2,270,286
MXN	34,910,000	Ser. M20, 8.50%, due 5/31/2029	1,635,198
MXN	4,940,000	Ser. M20, 8.50%, due 5/31/2029	231,391
MXN	13,290,000	Ser. M, 7.75%, due 5/29/2031	585,386
MXN	25,940,000	Ser. M, 7.75%, due 11/13/2042	1,070,417
		Mexico Government International Bond
	$200,000	5.00%, due 4/27/2051	191,500
	780,000	5.75%, due 10/12/2110	740,033
			6,724,211
Mongolia 0.5%
	200,000	Development Bank of Mongolia LLC, 7.25%, due 10/23/2023	172,501	(c)
		Mongolia Government International Bond
	230,000	5.13%, due 12/5/2022	204,696	(b)
	300,000	5.63%, due 5/1/2023	267,000	(b)
	200,000	8.75%, due 3/9/2024	189,961	(b)
	42,000	8.75%, due 3/9/2024	39,901	(b)
			874,059
Morocco 0.1%
EUR	131,000	Morocco Government International Bond, 1.50%, due 11/27/2031	128,205	(b)
Nigeria 0.4%
		Nigeria Government International Bond
	$340,000	6.50%, due 11/28/2027	256,337	(b)
	200,000	7.88%, due 2/16/2032	150,759	(b)
	380,000	9.25%, due 1/21/2049	309,615	(b)
			716,711

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Oman 0.2%
	$415,000	Oman Government International Bond, 6.75%, due 1/17/2048	$291,363	(b)
Paraguay 0.4%
		Paraguay Government International Bond
	205,000	4.95%, due 4/28/2031	211,919	(b)
	430,000	6.10%, due 8/11/2044	474,079	(b)
			685,998
Peru 2.5%
		Peru Government Bond
PEN	258,000	5.94%, due 2/12/2029	86,159	(b)
PEN	1,347,000	6.15%, due 8/12/2032	442,660	(b)
PEN	1,660,000	5.40%, due 8/12/2034	506,062	(b)
PEN	207,000	5.35%, due 8/12/2040	58,325	(b)
		Peruvian Government International Bond
PEN	489,000	5.70%, due 8/12/2024	166,181	(c)
PEN	1,156,000	5.70%, due 8/12/2024	392,853	(b)
EUR	334,000	3.75%, due 3/1/2030	426,314
PEN	6,152,000	6.95%, due 8/12/2031	2,160,378	(b)
			4,238,932
Philippines 0.1%
PHP	12,000,000	Philippine Government International Bond, 3.90%, due 11/26/2022	230,208
Poland 2.2%
		Poland Government Bond
PLN	979,000	2.50%, due 1/25/2023	248,092	(e)
PLN	3,708,000	3.25%, due 7/25/2025	995,596
PLN	1,009,000	2.50%, due 7/25/2026	262,334
PLN	5,798,000	2.50%, due 7/25/2027	1,508,555	(e)
PLN	900,000	2.75%, due 4/25/2028	238,908
PLN	222,000	5.75%, due 4/25/2029	72,607
PLN	1,342,000	2.75%, due 10/25/2029	360,067
			3,686,159
Qatar 0.9%
		Qatar Government International Bond
	$350,000	4.00%, due 3/14/2029	387,441	(b)
	200,000	3.75%, due 4/16/2030	218,352	(b)
	213,000	5.10%, due 4/23/2048	265,185	(b)
	546,000	4.82%, due 3/14/2049	656,838	(b)
			1,527,816
Romania 1.7%
		Romania Government Bond
RON	510,000	5.85%, due 4/26/2023	121,759
RON	10,000	4.25%, due 6/28/2023	2,289
RON	2,300,000	4.40%, due 9/25/2023	528,793

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
RON	1,970,000	4.50%, due 6/17/2024	$455,365
RON	1,420,000	4.85%, due 4/22/2026	332,581
RON	210,000	5.80%, due 7/26/2027	51,535
RON	1,970,000	5.00%, due 2/12/2029	450,756
		Romanian Government International Bond
EUR	108,000	2.12%, due 7/16/2031	102,339	(b)
EUR	218,000	2.00%, due 1/28/2032	201,803	(b)
EUR	94,000	3.88%, due 10/29/2035	102,091	(b)
	$100,000	6.13%, due 1/22/2044	118,547	(b)
EUR	382,000	3.38%, due 1/28/2050	354,741	(b)
			2,822,599
Russia 4.5%
		Russian Federal Bond – Obligatsyi Federal'novo Zaima
RUB	79,369,000	7.10%, due 10/16/2024	1,133,683	(e)
RUB	89,070,000	7.95%, due 10/7/2026	1,344,136	(e)
RUB	56,114,000	6.90%, due 5/23/2029	808,358
RUB	160,071,000	7.25%, due 5/10/2034	2,380,074
RUB	10,839,000	7.70%, due 3/16/2039	170,287
		Russian Foreign Bond – Eurobond
	$600,000	4.25%, due 6/23/2027	648,692	(b)
	1,000,000	4.38%, due 3/21/2029	1,103,800	(b)
	12,403	7.50%, due 3/31/2030	14,108	(b)
			7,603,138
Senegal 0.1%
	200,000	Senegal Government International Bond, 6.75%, due 3/13/2048	166,000	(b)
Serbia 0.9%
		Serbia International Bond
	70,000	7.25%, due 9/28/2021	73,329	(b)
	850,000	7.25%, due 9/28/2021	890,077	(b)
EUR	575,000	1.50%, due 6/26/2029	543,708	(b)
			1,507,114
South Africa 3.3%
		Republic of South Africa Government Bond
ZAR	2,529,116	8.88%, due 2/28/2035	111,915
ZAR	12,878,047	8.50%, due 1/31/2037	535,795
ZAR	26,876,108	9.00%, due 1/31/2040	1,139,575	(e)
ZAR	27,722,052	8.75%, due 1/31/2044	1,125,091	(e)
ZAR	45,798,383	8.75%, due 2/28/2048	1,846,558
		Republic of South Africa Government International Bond
	$200,000	4.85%, due 9/30/2029	172,000
	277,000	5.88%, due 6/22/2030	254,147
	273,000	5.65%, due 9/27/2047	210,893
	200,000	5.75%, due 9/30/2049	156,016
			5,551,990

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Sri Lanka 0.7%
		Sri Lanka Government International Bond
	$350,000	6.20%, due 5/11/2027	$195,994	(b)
	844,000	6.75%, due 4/18/2028	476,858	(b)
	203,000	7.85%, due 3/14/2029	114,546	(b)
	790,000	7.55%, due 3/28/2030	450,230	(b)
			1,237,628
Thailand 4.3%
		Thailand Government Bond
THB	45,000,000	2.40%, due 12/17/2023	1,467,939	(e)
THB	22,000,000	1.45%, due 12/17/2024	697,003
THB	2,457,000	3.85%, due 12/12/2025	87,621
THB	26,500,000	2.13%, due 12/17/2026	872,741
THB	231,000	2.88%, due 12/17/2028	8,107	(e)
THB	12,400,000	4.88%, due 6/22/2029	504,707
THB	8,000,000	1.60%, due 12/17/2029	256,491
THB	27,500,000	3.65%, due 6/20/2031	1,045,244	(e)
THB	5,000,000	3.78%, due 6/25/2032	195,340
THB	16,200,000	1.60%, due 6/17/2035	516,286
THB	11,350,000	3.40%, due 6/17/2036	442,597
THB	29,450,000	3.30%, due 6/17/2038	1,157,901
THB	1,248,000	2.88%, due 6/17/2046	44,366
			7,296,343
Tunisia 0.3%
		Banque Centrale de Tunisie International Bond
EUR	460,000	5.63%, due 2/17/2024	417,411	(b)
EUR	104,000	6.38%, due 7/15/2026	92,886	(b)
			510,297
Turkey 3.7%
		Turkey Government Bond
TRY	600,000	10.70%, due 2/17/2021	87,796
TRY	1,908,749	9.20%, due 9/22/2021	275,341
TRY	1,788,824	9.50%, due 1/12/2022	257,850
TRY	6,608,000	11.00%, due 3/2/2022	973,781
TRY	16,073,495	10.70%, due 8/17/2022	2,364,054	(e)
TRY	1,335,677	8.50%, due 9/14/2022	188,136
TRY	3,704,119	12.20%, due 1/18/2023	556,982	(e)
		Turkey Government International Bond
	$514,000	5.60%, due 11/14/2024	489,585
	241,000	6.00%, due 1/14/2041	192,800
		Turkiye Ihracat Kredi Bankasi AS
	420,000	5.38%, due 10/24/2023	398,798	(c)(e)
	200,000	8.25%, due 1/24/2024	204,452	(c)
	200,000	6.13%, due 5/3/2024	190,000	(c)
			6,179,575

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
Ukraine 2.4%
		Ukraine Government International Bond
UAH	17,500,000	15.70%, due 1/20/2021	$649,669	(c)
	$754,000	7.75%, due 9/1/2025	703,105	(b)
	2,177,000	9.75%, due 11/1/2028	2,123,229	(b)(e)
	206,000	7.38%, due 9/25/2032	181,780	(b)
	286,000	0.00%, due 5/31/2040	211,078	(c)(m)
	170,000	0.00%, due 5/31/2040	125,466	(b)(m)
	103,333	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/2022	101,275	(c)(e)
			4,095,602
United Arab Emirates 0.4%
		Abu Dhabi Government International Bond
	380,000	3.13%, due 4/16/2030	402,711	(b)
	200,000	3.88%, due 4/16/2050	211,395	(b)
			614,106
Uruguay 0.3%
		Uruguay Government International Bond
UYU	13,601,000	9.88%, due 6/20/2022	302,352	(b)
UYU	2,488,000	8.50%, due 3/15/2028	49,034	(b)
	$165,000	5.10%, due 6/18/2050	187,070
			538,456
Uzbekistan 0.3%
		Republic of Uzbekistan Bond
	210,000	4.75%, due 2/20/2024	210,285	(b)
	200,000	5.38%, due 2/20/2029	202,030	(b)
			412,315
Venezuela 0.1%
	916,200	Venezuela Government International Bond, 8.25%, due 10/13/2024	73,296	(b)(j)
		Total Foreign Government Securities (Cost $120,557,890)	106,894,115
NUMBER OF SHARES
Short-Term Investments 4.1%
Investment Companies 4.1%
	6,303,117	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.22%(n)	6,303,117	(e)
	547,773	State Street Navigator Securities Lending Government Money Market Portfolio, 0.20%(n)	547,773	(o)
		Total Short-Term Investments (Cost $6,850,890)	6,850,890
		Total Investments 97.5% (Cost $184,157,581)	163,848,303
		Other Assets Less Liabilities 2.5%	4,145,202	(p)
		Net Assets 100.0%	$167,993,505

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2020 amounted to $61,992,431, which represents 36.9% of net assets of the Fund.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2020, these securities amounted to $20,023,664, which represents 11.9% of net assets of the Fund.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2020 and changes periodically.

(e)  All or a portion of this security is segregated in connection with obligations for when-issued securities, delayed delivery securities, futures, forward foreign currency contracts and/or swaps with a total value of $51,815,453.

(f)  Perpetual Bond Security. The rate reflected was the rate in effect on April 30, 2020. The maturity date reflects the next call date.

(g)  The security or a portion of this security is on loan at April 30, 2020. Total value of all such securities at April 30, 2020 amounted to $539,126 for the Fund (see Note A of the Notes to Financial Statements).

(h)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(i)  When-issued security. Total value of all such securities at April 30, 2020, amounted to $249,500, which represents 0.1% of net assets of the Fund.

(j)  Defaulted security.

(k)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2020.

(l)  All or a portion of this security was purchased on a delayed delivery basis.

(m)  Currently a zero coupon security; will convert to variable in 2021 where it will be linked to the IMF Ukraine GDP Index.

(n)  Represents 7-day effective yield as of April 30, 2020.

(o)  Represents investment of cash collateral received from securities lending.

(p)  Includes the impact of the Fund's open positions in derivatives at April 30, 2020.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

POSITIONS BY INDUSTRY

Industry	Investments at Value	Percentage of Net Assets
Foreign Government*	$104,426,256	62.2%
Oil & Gas	11,592,753	6.9%
Banks	8,070,454	4.8%
Electric	4,232,600	2.5%
Pipelines	3,350,859	2.0%
Telecommunications	3,072,402	1.8%
Mining	2,456,615	1.5%
Diversified Financial Services	2,380,389	1.4%
Real Estate	2,063,932	1.2%
Engineering & Construction	2,041,058	1.2%
Chemicals	1,467,403	0.9%
Food	1,247,454	0.7%
Iron—Steel	953,665	0.6%
Internet	889,050	0.5%
Investment Companies	868,228	0.5%
Pharmaceuticals	805,820	0.5%
Media	791,431	0.5%
Insurance	701,060	0.4%
Transportation	681,232	0.4%
Forest Products & Paper	641,322	0.4%
Lodging	598,514	0.4%
Agriculture	586,358	0.3%
Multi-National	550,154	0.3%
Commercial Services	482,083	0.3%
Real Estate Investment Trusts	365,752	0.2%
Auto Manufacturers	361,698	0.2%
Energy—Alternate Sources	297,905	0.2%
Beverages	245,000	0.2%
Semiconductors	195,882	0.1%
Housewares	193,000	0.1%
Healthcare—Services	189,792	0.1%
Gas	116,020	0.1%
Airlines	75,000	0.0%
Municipal	6,272	0.0%
Short-Term Investments and Other Assets—Net	10,996,092	6.6%
	$167,993,505	100.0%

*Foreign Governments do not constitute an industry.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2020, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2020	30	Korea Bond, 3 year	$2,748,738	$2,388
6/2020	5	Korea Bond, 10 year	541,836	366
6/2020	17	U.S. Treasury Note, 10 Year	2,364,063	102,968
6/2020	11	U.S. Treasury Ultra Long Bond	2,472,594	205,376
Total Long Positions			$8,127,231	$311,098

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2020	24	Euro-Bund	$(4,587,577)	$(5,522)
6/2020	5	Euro-Buxl Bond, 30 Year	(1,201,051)	(12,493)
6/2020	13	U.S. Treasury Long Bond	(2,353,406)	(192,156)
6/2020	11	U.S. Treasury Note, 10 Year	(1,529,688)	(71,124)
Total Short Positions			$(9,671,722)	$(281,295)
Total Futures				$29,803

At April 30, 2020, the Fund had $447,759 deposited in a segregated account to cover margin requirements on open futures.

For the six months ended April 30, 2020, the average notional value of futures for the Fund was $8,798,260 for long positions and $(12,323,002) for short positions.

Forward foreign currency contracts ("forward FX contracts")

At April 30, 2020, open forward FX contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,023,529	BRL	186,789	USD	CITI	6/2/2020	$978
454,382	USD	2,357,425	BRL	CITI	5/5/2020	20,865
508,740	USD	2,760,932	BRL	JPM	5/5/2020	1,020
115,975	USD	629,395	BRL	MS	5/5/2020	232
413,683	USD	2,245,056	BRL	SCB	5/5/2020	829
509,905	USD	2,760,932	BRL	JPM	6/2/2020	3,411
549,635	USD	2,916,090	BRL	JPM	7/2/2020	15,582
271,379	USD	1,431,798	BRL	SCB	7/2/2020	9,160
396,864,884	CLP	474,521	USD	CITI	6/17/2020	1,343

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
171,028,017	CLP	204,640	USD	CITI	6/17/2020	$433
144,360,747	CLP	172,505	USD	JPM	6/17/2020	592
269,145,135	CLP	322,523	USD	JPM	6/17/2020	198
292,684,875	CLP	341,224	USD	SSB	6/17/2020	9,722
618,405	CNH	87,040	USD	GSI	5/29/2020	276
6,450,139	CNH	908,292	USD	SCB	5/29/2020	2,435
228,221	USD	1,614,530	CNH	CITI	5/29/2020	257
671,321	USD	4,684,093	CNH	SCB	5/29/2020	9,950
148,252	USD	1,042,976	CNH	SCB	5/29/2020	989
57,398	USD	405,444	CNH	GSI	6/11/2020	169
2,460,902,041	COP	611,982	USD	GSI	6/17/2020	7,193
757,511,309	COP	184,984	USD	GSI	6/17/2020	5,609
286,880	USD	1,113,953,203	COP	JPM	6/17/2020	6,603
327,083	USD	1,276,276,070	COP	JPM	6/17/2020	5,965
180,076	USD	709,497,762	COP	JPM	6/17/2020	1,562
4,910,826	CZK	179,170	EUR	JPM	7/21/2020	2,104
389,622	EUR	10,482,403	CZK	JPM	7/21/2020	3,386
372,746	EUR	405,801	USD	CITI	5/5/2020	2,672
226,154	EUR	247,324	USD	GSI	5/5/2020	506
524,518	EUR	564,841	USD	JPM	5/5/2020	9,952
221,152	EUR	239,040	USD	JPM	5/5/2020	3,309
188,446	EUR	205,570	USD	JPM	5/5/2020	939
277,334	EUR	303,124	USD	JPM	5/5/2020	793
56,527	EUR	61,571	USD	JPM	5/5/2020	374
92,537	EUR	100,011	USD	SSB	5/5/2020	1,396
921,000	EUR	999,634	USD	JPM	6/3/2020	10,202
754,358	EUR	266,062,046	HUF	JPM	7/15/2020	1,528
751,957	EUR	264,200,232	HUF	HSBC	7/21/2020	4,850
212,637	EUR	967,015	PLN	CITI	8/21/2020	511
165,962	EUR	755,060	PLN	CITI	8/21/2020	324
3,718,447	USD	3,327,000	EUR	JPM	6/3/2020	70,537
232,444	USD	208,029	EUR	JPM	6/3/2020	4,349
370,546	USD	337,865	EUR	SSB	6/3/2020	91
264,261,938	HUF	740,501	EUR	CITI	7/15/2020	8,088
268,522,840	HUF	753,135	EUR	GSI	7/15/2020	7,456
9,711,000,809	IDR	617,026	USD	CITI	5/4/2020	35,814
10,968,309,507	IDR	711,535	USD	CITI	5/4/2020	25,831
7,712,254,331	IDR	498,359	USD	CITI	5/4/2020	20,112
4,059,489,757	IDR	239,399	USD	JPM	5/4/2020	33,508
11,506,990,451	IDR	746,480	USD	JPM	5/4/2020	27,099
8,298,461,062	IDR	538,337	USD	JPM	5/4/2020	19,550
2,462,472,003	IDR	149,431	USD	JPM	5/4/2020	16,113
5,508,555,936	IDR	357,350	USD	JPM	5/4/2020	12,973
2,569,910,393	IDR	166,715	USD	JPM	5/4/2020	6,052
15,860,379,124	IDR	1,028,893	USD	SCB	5/4/2020	37,351
5,890,293,604	IDR	382,114	USD	SCB	5/4/2020	13,872

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
1,933,047,007	IDR	123,913	USD	SCB	5/4/2020	$6,039
797,266	USD	10,968,309,507	IDR	CITI	5/4/2020	59,901
595,512	USD	8,298,461,062	IDR	JPM	5/4/2020	37,632
384,622	USD	5,508,555,936	IDR	JPM	5/4/2020	14,299
185,795	USD	2,569,910,393	IDR	JPM	5/4/2020	13,027
1,146,644	USD	15,860,379,124	IDR	SCB	5/4/2020	80,400
409,909	USD	6,181,014,220	IDR	HSBC	5/29/2020	2,739
410,772	USD	6,188,690,279	IDR	HSBC	6/5/2020	3,675
1,840,162	USD	6,308,674	ILS	CITI	5/11/2020	30,232
198,740	USD	682,506	ILS	JPM	5/11/2020	2,932
141,000,937	KRW	115,990	USD	SCB	5/20/2020	122
953,407	USD	1,157,626,847	KRW	MS	5/18/2020	118
182,758	USD	216,803,239	KRW	MS	5/20/2020	4,223
814,176	USD	981,733,115	KRW	GSI	6/8/2020	5,732
475,104	USD	189,447,796	KZT	JPM	6/5/2020	34,374
3,690,729	MXN	146,193	USD	GSI	5/6/2020	6,917
10,483,312	MXN	431,004	USD	HSBC	5/6/2020	3,895
368,355	USD	7,063,269	MXN	CITI	5/6/2020	75,336
227,141	USD	5,370,944	MXN	CITI	5/6/2020	4,328
936,617	USD	17,812,089	MXN	GSI	5/6/2020	197,684
921,365	USD	20,667,169	MXN	GSI	5/6/2020	63,990
190,717	USD	4,478,681	MXN	GSI	5/6/2020	4,920
169,024	USD	3,991,312	MXN	GSI	5/6/2020	3,445
1,043,874	USD	19,924,534	MXN	HSBC	5/6/2020	217,307
575,515	USD	11,062,240	MXN	HSBC	5/6/2020	116,599
595,386	USD	11,559,596	MXN	HSBC	5/6/2020	115,837
484,764	USD	9,521,753	MXN	HSBC	5/6/2020	89,755
216,516	USD	4,269,078	MXN	JPM	5/6/2020	39,413
143,940	USD	2,832,042	MXN	SSB	5/6/2020	26,453
2,872,937	MYR	661,205	USD	JPM	5/4/2020	6,920
3,174,937	MYR	734,340	USD	SCB	5/4/2020	4,018
489,504	MYR	111,530	USD	JPM	6/30/2020	1,752
5,329,124	MYR	1,226,157	USD	SCB	6/30/2020	7,114
169,802	MYR	39,177	USD	SCB	6/30/2020	119
661,223	USD	2,731,050	MYR	JPM	5/4/2020	26,095
1,170,446	USD	4,805,853	MYR	SCB	5/4/2020	52,806
3,696,704	PEN	1,037,235	USD	JPM	6/18/2020	54,939
1,595,502	RON	326,512	EUR	HSBC	7/6/2020	66
35,514,584	RUB	450,864	USD	GSI	5/14/2020	26,768
35,508,790	RUB	453,949	USD	JPM	5/14/2020	23,606
34,653,923	RUB	462,669	USD	JPM	5/14/2020	3,389
15,624,016	RUB	198,754	USD	SSB	5/14/2020	11,373
916,271	USD	58,256,535	RUB	GSI	5/14/2020	132,784
453,888	USD	30,828,085	RUB	GSI	5/14/2020	39,284
212,077	USD	14,077,385	RUB	GSI	5/14/2020	22,751
272,161	USD	20,054,827	RUB	GSI	5/14/2020	2,445
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
341,167	USD	24,673,210	RUB	JPM	5/14/2020	$9,339
494,391	USD	36,565,133	RUB	JPM	5/14/2020	2,629
79,138	USD	5,883,108	RUB	JPM	5/14/2020	16
190,475	USD	13,767,566	RUB	SSB	5/14/2020	5,317
6,371,431	THB	195,359	USD	GSI	6/19/2020	1,567
9,458,437	THB	288,479	USD	HSBC	6/19/2020	3,860
4,985,635	THB	152,266	USD	HSBC	6/19/2020	1,828
27,226,734	THB	841,032	USD	JPM	6/19/2020	483
516,708	USD	16,134,206	THB	GSI	5/5/2020	18,046
355,051	USD	11,027,170	THB	GSI	5/5/2020	14,233
176,901	USD	5,520,359	THB	GSI	5/5/2020	6,282
94,201	USD	2,953,082	THB	JPM	5/5/2020	2,929
813,109	USD	26,283,738	THB	HSBC	5/27/2020	745
162,580	USD	5,259,560	THB	HSBC	6/19/2020	19
5,676,540	TRY	809,614	USD	JPM	5/13/2020	1,651
969,416	USD	5,884,301	TRY	CITI	5/6/2020	127,417
360,803	USD	2,204,580	TRY	GSI	5/6/2020	45,344
440,807	USD	2,939,298	TRY	GSI	5/6/2020	20,215
103,879	USD	669,186	TRY	GSI	5/6/2020	8,124
196,859	USD	1,325,258	TRY	GSI	5/6/2020	7,225
421,677	USD	2,575,796	TRY	JPM	5/6/2020	53,100
436,985	USD	2,907,566	TRY	JPM	5/6/2020	20,935
1,361,916	USD	8,278,676	TRY	CITI	5/13/2020	178,765
907,756	USD	5,557,736	TRY	MS	5/13/2020	113,470
135,307	USD	856,887	TRY	CITI	6/17/2020	14,148
206,465	USD	3,767,150	ZAR	CITI	5/6/2020	3,251
249,805	USD	4,588,435	ZAR	CITI	5/6/2020	2,287
984,157	USD	15,570,590	ZAR	GSI	5/6/2020	144,220
1,187,384	USD	19,382,256	ZAR	GSI	5/6/2020	141,831
684,037	USD	10,488,566	ZAR	GSI	5/6/2020	118,244
685,613	USD	10,796,215	ZAR	GSI	5/6/2020	103,224
450,476	USD	7,696,602	ZAR	GSI	5/6/2020	35,292
449,830	USD	7,696,638	ZAR	GSI	5/6/2020	34,644
426,751	USD	7,827,899	ZAR	GSI	5/6/2020	4,485
204,734	USD	3,736,023	ZAR	GSI	5/6/2020	3,198
205,749	USD	3,767,148	ZAR	GSI	5/6/2020	2,534
139,960	USD	2,562,880	ZAR	GSI	5/6/2020	1,709
1,355,155	USD	21,326,834	ZAR	JPM	5/6/2020	204,705
283,412	USD	5,168,237	ZAR	JPM	5/6/2020	4,617
396,462	USD	6,067,100	ZAR	MS	5/6/2020	69,179
515,498	USD	7,630,622	ZAR	SCB	5/6/2020	103,873
489,798	USD	7,239,551	ZAR	SCB	5/6/2020	99,269
4,091,391	ZAR	216,636	USD	GSI	5/6/2020	4,069
4,011,382	ZAR	212,606	USD	JPM	5/6/2020	3,783
Total unrealized appreciation						$3,906,669

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
874,123	BRL	161,069	USD	CITI	5/5/2020	$(323)
1,092,653	BRL	201,336	USD	CITI	5/5/2020	(404)
1,311,182	BRL	241,603	USD	CITI	5/5/2020	(484)
2,357,425	BRL	434,388	USD	CITI	5/5/2020	(871)
2,760,932	BRL	510,962	USD	JPM	5/5/2020	(3,242)
629,395	BRL	123,994	USD	MS	5/5/2020	(8,252)
2,245,056	BRL	431,203	USD	SCB	5/5/2020	(18,349)
1,541,517	BRL	326,593	USD	CITI	6/2/2020	(43,801)
1,112,531	BRL	206,779	USD	GSI	6/2/2020	(2,685)
1,205,945	BRL	266,037	USD	SCB	6/2/2020	(44,806)
7,062,833	BRL	1,576,542	USD	SCB	6/2/2020	(280,863)
2,205,189	BRL	422,442	USD	CITI	7/2/2020	(18,583)
1,250,385	BRL	240,602	USD	GSI	7/2/2020	(11,607)
13,725,127	BRL	2,673,795	USD	GSI	7/2/2020	(160,175)
16,770,342	BRL	3,222,339	USD	CITI	8/4/2020	(156,574)
235,358	USD	1,311,182	BRL	CITI	5/5/2020	(5,761)
193,233	USD	1,092,653	BRL	CITI	5/5/2020	(7,700)
152,958	USD	874,123	BRL	CITI	5/5/2020	(7,789)
279,666	USD	1,562,942	BRL	MS	8/4/2020	(6,053)
354,008	USD	305,921,380	CLP	CITI	6/17/2020	(12,810)
233,316	USD	195,285,257	CLP	JPM	6/17/2020	(843)
405,444	CNH	57,445	USD	GSI	5/6/2020	(164)
6,779,564	CNH	962,031	USD	SCB	5/18/2020	(4,514)
5,717,390	CNH	809,714	USD	MS	5/29/2020	(2,447)
1,384,949	USD	9,815,534	CNH	CITI	5/18/2020	(1,355)
55,609	USD	394,441	CNH	CITI	5/29/2020	(84)
112,974	USD	801,721	CNH	JPM	5/29/2020	(225)
2,099,675,233	COP	545,243	USD	JPM	6/17/2020	(16,954)
92,402	USD	375,476,798	COP	GSI	6/17/2020	(2,070)
186,448	USD	762,572,775	COP	GSI	6/17/2020	(5,419)
107,076	USD	434,193,235	COP	JPM	6/17/2020	(2,169)
200,448	USD	812,815,373	COP	JPM	6/17/2020	(4,061)
244,891	USD	1,024,867,412	COP	JPM	6/17/2020	(12,971)
404,950	USD	1,668,395,481	COP	JPM	6/17/2020	(14,826)
6,863,085	CZK	253,726	EUR	CITI	7/21/2020	(714)
639,928	USD	10,443,630	EGP	GSI	7/21/2020	(2,927)
134,498	EUR	3,686,333	CZK	CITI	7/21/2020	(1,576)
188,056	EUR	206,124	USD	CITI	5/5/2020	(43)
201,167	EUR	222,176	USD	CITI	5/5/2020	(1,727)
200,016	EUR	220,279	USD	JPM	5/5/2020	(1,091)
8,033,472	EUR	8,870,964	USD	SSB	5/5/2020	(67,487)
287,165	EUR	321,730	USD	CITI	6/3/2020	(6,866)
510,000	EUR	578,901	USD	JPM	6/3/2020	(19,706)
133,116	EUR	47,262,461	HUF	CITI	7/21/2020	(669)
214,368	USD	198,571	EUR	CITI	5/5/2020	(3,236)
262,910	USD	240,022	EUR	JPM	5/5/2020	(118)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
162,955	USD	149,072	EUR	JPM	5/5/2020	$(405)
244,464	USD	223,608	EUR	JPM	5/5/2020	(577)
97,884	USD	89,983	EUR	JPM	5/5/2020	(724)
132,836	USD	122,105	EUR	JPM	5/5/2020	(973)
151,277	USD	139,324	EUR	JPM	5/5/2020	(1,401)
244,440	USD	224,831	EUR	JPM	5/5/2020	(1,941)
964,576	USD	882,017	EUR	JPM	5/5/2020	(1,982)
308,740	USD	284,941	EUR	JPM	5/5/2020	(3,512)
384,246	USD	355,868	EUR	JPM	5/5/2020	(5,731)
367,933	USD	338,792	EUR	MS	5/5/2020	(3,332)
403,359	USD	373,487	EUR	SSB	5/5/2020	(5,927)
3,574,972	USD	3,268,000	EUR	SSB	5/5/2020	(6,264)
761,046,956	HUF	2,163,294	EUR	JPM	7/21/2020	(10,929)
9,661,184,743	IDR	685,414	USD	CITI	5/4/2020	(35,923)
1,482,873,308	IDR	106,284	USD	JPM	5/4/2020	(6,595)
2,970,312,832	IDR	208,311	USD	JPM	5/4/2020	(8,627)
5,102,652,641	IDR	358,031	USD	JPM	5/4/2020	(14,995)
15,507,612,646	IDR	1,122,357	USD	JPM	5/4/2020	(79,829)
500,308	USD	7,712,254,331	IDR	CITI	5/4/2020	(18,162)
626,739	USD	9,661,184,743	IDR	CITI	5/4/2020	(22,752)
629,971	USD	9,711,000,809	IDR	CITI	5/4/2020	(22,870)
96,197	USD	1,482,873,308	IDR	JPM	5/4/2020	(3,492)
159,745	USD	2,462,472,003	IDR	JPM	5/4/2020	(5,799)
192,690	USD	2,970,312,832	IDR	JPM	5/4/2020	(6,995)
263,347	USD	4,059,489,757	IDR	JPM	5/4/2020	(9,560)
331,019	USD	5,102,652,641	IDR	JPM	5/4/2020	(12,017)
1,006,008	USD	15,507,612,646	IDR	JPM	5/4/2020	(36,521)
697,309	USD	11,506,990,451	IDR	JPM	5/4/2020	(76,270)
125,400	USD	1,933,047,007	IDR	SCB	5/4/2020	(4,552)
379,529	USD	5,890,293,604	IDR	SCB	5/4/2020	(16,457)
122,796	USD	1,933,047,007	IDR	SCB	5/29/2020	(4,543)
128,588	USD	2,036,750,922	IDR	CITI	6/22/2020	(4,588)
3,483,091	ILS	1,019,909	USD	CITI	5/11/2020	(20,626)
3,508,089	ILS	1,030,912	USD	CITI	5/11/2020	(24,457)
196,751,742	KRW	165,922	USD	HSBC	5/20/2020	(3,900)
77,066,111	KZT	190,758	USD	GSI	6/5/2020	(11,472)
14,588,482	KZT	36,380	USD	JPM	6/5/2020	(2,442)
65,173,365	KZT	161,181	USD	JPM	6/5/2020	(9,562)
169,925,650	KZT	419,881	USD	JPM	6/5/2020	(24,567)
70,153,166	KZT	180,854	USD	MS	6/5/2020	(17,650)
8,322,293	MXN	353,045	USD	CITI	5/6/2020	(7,796)
7,235,110	MXN	300,686	USD	GSI	5/6/2020	(538)
29,523,376	MXN	1,333,320	USD	GSI	5/6/2020	(108,546)
16,629,585	MXN	882,748	USD	GSI	5/6/2020	(192,871)
20,735,503	MXN	1,063,404	USD	GSI	5/6/2020	(203,194)
2,761,615	MXN	139,821	USD	HSBC	5/6/2020	(25,256)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
7,110,325	MXN	329,578	USD	HSBC	5/6/2020	$(34,607)
19,942,875	MXN	1,060,890	USD	HSBC	5/6/2020	(233,562)
4,860,967	MXN	203,913	USD	JPM	5/6/2020	(2,256)
3,036,704	MXN	159,323	USD	MS	5/6/2020	(33,346)
4,401,470	MXN	232,853	USD	SSB	5/6/2020	(50,258)
244,635	USD	5,927,853	MXN	CITI	5/6/2020	(1,281)
126,426	USD	3,087,166	MXN	CITI	5/6/2020	(1,645)
211,072	USD	5,139,591	MXN	CITI	5/6/2020	(2,144)
137,148	USD	3,402,465	MXN	SSB	5/6/2020	(4,003)
3,005,135	MYR	730,613	USD	GSI	5/4/2020	(31,744)
474,827	MYR	114,433	USD	SCB	5/4/2020	(4,008)
4,500,828	MYR	1,073,901	USD	SCB	5/4/2020	(27,197)
689,473	USD	3,005,135	MYR	GSI	5/4/2020	(9,396)
757,024	USD	3,316,824	MYR	JPM	5/4/2020	(14,331)
39,274	USD	169,802	MYR	SCB	5/4/2020	(215)
1,212,194	USD	5,260,318	MYR	SCB	5/13/2020	(8,344)
143,516	USD	628,229	MYR	SCB	6/30/2020	(1,869)
732,527	USD	3,174,937	MYR	SCB	6/30/2020	(2,220)
1,490,454	USD	6,560,680	MYR	SCB	6/30/2020	(27,825)
511,425	USD	1,739,612	PEN	GSI	6/18/2020	(2,535)
477,165	USD	1,646,935	PEN	GSI	6/18/2020	(9,414)
279,921	USD	990,220	PEN	GSI	6/18/2020	(12,635)
423,478	USD	1,444,908	PEN	JPM	6/18/2020	(3,413)
164,756	USD	583,071	PEN	JPM	6/18/2020	(7,510)
72,892	USD	3,720,394	PHP	SCB	6/23/2020	(621)
12,584,688	PLN	2,763,315	EUR	JPM	8/21/2020	(2,335)
1,020,369	PLN	224,550	EUR	SCB	8/21/2020	(738)
7,858,717	RUB	122,227	USD	GSI	5/14/2020	(16,536)
16,436,747	RUB	253,224	USD	GSI	5/14/2020	(32,168)
226,367,513	RUB	3,639,368	USD	GSI	5/14/2020	(594,970)
30,168,028	RUB	475,710	USD	HSBC	5/14/2020	(69,982)
60,584,421	RUB	942,801	USD	JPM	5/14/2020	(128,007)
21,202,246	RUB	340,589	USD	SCB	5/14/2020	(55,442)
138,750	USD	10,687,118	RUB	GSI	5/14/2020	(4,980)
334,607	USD	26,299,899	RUB	GSI	5/14/2020	(19,098)
407,000	USD	30,264,529	RUB	JPM	5/14/2020	(25)
404,400	USD	30,182,423	RUB	JPM	5/14/2020	(1,521)
982,695	USD	73,780,749	RUB	JPM	5/14/2020	(9,576)
828,712	USD	1,182,630	SGD	GSI	7/27/2020	(10,253)
3,311,396	THB	106,061	USD	GSI	5/5/2020	(3,715)
4,352,336	THB	137,172	USD	HSBC	5/5/2020	(2,654)
40,970,100	THB	1,314,320	USD	JPM	5/5/2020	(48,052)
34,070,380	THB	1,096,921	USD	SCB	5/5/2020	(43,904)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
282,377	USD	9,271,574	THB	GSI	5/5/2020	$(4,180)
322,220	USD	10,571,087	THB	GSI	5/5/2020	(4,501)
840,591	USD	27,226,734	THB	JPM	5/5/2020	(909)
79,088	USD	2,600,093	THB	GSI	6/19/2020	(1,275)
124,208	USD	4,068,071	THB	GSI	6/19/2020	(1,526)
107,544	USD	3,502,427	THB	JPM	6/19/2020	(708)
471,316	USD	15,467,409	THB	JPM	6/19/2020	(6,746)
5,171,942	TRY	754,423	USD	JPM	5/6/2020	(14,358)
1,516,743	TRY	240,990	USD	JPM	5/6/2020	(23,955)
1,500,000	TRY	245,046	USD	CITI	5/13/2020	(30,673)
135,952	USD	971,386	TRY	JPM	6/17/2020	(1,397)
812,456	USD	24,269,693	TWD	HSBC	5/27/2020	(6,352)
6,821,751	UAH	265,025	USD	JPM	8/27/2020	(23,503)
108,197	USD	3,107,432	UAH	JPM	8/27/2020	(1,821)
7,676,855	UYU	188,020	USD	CITI	12/7/2020	(14,473)
1,938,686	ZAR	106,316	USD	CITI	5/6/2020	(1,736)
2,295,481	ZAR	130,301	USD	CITI	5/6/2020	(6,474)
3,344,485	ZAR	203,297	USD	CITI	5/6/2020	(22,883)
2,755,117	ZAR	174,666	USD	CITI	5/6/2020	(26,044)
15,783,188	ZAR	894,790	USD	CITI	5/6/2020	(43,385)
12,694,689	ZAR	845,563	USD	CITI	5/6/2020	(160,763)
16,157,850	ZAR	1,076,982	USD	CITI	5/6/2020	(205,366)
6,778,244	ZAR	392,466	USD	GSI	5/6/2020	(26,822)
7,694,004	ZAR	442,146	USD	GSI	5/6/2020	(27,102)
7,970,555	ZAR	489,787	USD	GSI	5/6/2020	(59,825)
9,513,931	ZAR	580,915	USD	GSI	5/6/2020	(67,697)
7,992,614	ZAR	531,222	USD	GSI	5/6/2020	(100,070)
18,794,684	ZAR	1,197,878	USD	GSI	5/6/2020	(184,021)
8,072,223	ZAR	457,205	USD	JPM	5/6/2020	(21,758)
5,911,070	ZAR	398,077	USD	SCB	5/6/2020	(79,211)
3,580,233	ZAR	240,191	USD	SSB	5/6/2020	(47,060)
Total unrealized depreciation						$(4,839,445)
Total net unrealized depreciation						$(932,776)

For the six months ended April 30, 2020, the Fund's investments in forward FX contracts had an average notional value of $166,029,970.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Credit default swap contracts ("credit default swaps")

At April 30, 2020, the Fund had outstanding credit default swaps as follows:

Over-the-counter credit default swaps—Sell Protection

	Counterparty	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
	CITI	CDX Emerging Markets Index, Ser. 33 V.1	USD	2,350,000	1.00%	3M	6/20/2025	$(249,436)	$(4,854)	$2,807	$(251,483)
	JPM	CDX Emerging Markets Index, Ser. 33 V.1	USD	2,200,000	1.00%	3M	6/20/2025	(245,461)	7,402	2,628	(235,431)
	JPM	Republic of Argentina, Senior Securities	USD	719,399	5.00%	3M	6/20/2023	34,410	(572,311)	4,196	(533,705)
Total								$(460,487)	$(569,763)	$9,631	$(1,020,619)

For the six months ended April 30, 2020, the average notional value of credit default swaps for the Fund was $838,206 for sell protection.

Cross currency swap contracts ("cross currency swaps")

At April 30, 2020, the Fund had outstanding cross currency swaps as follows:

Over-the-counter cross currency swaps

	Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
	JPM	TRY	5,200,000	Receive	3M USD LIBOR	12.90%	3M/1Y	10/7/2025	$(39,501)	$—	$(39,501)
	JPM	TRY	4,000,000	Receive	3M USD LIBOR	11.07%	3M/1Y	12/7/2025	3,869	—	3,869
Total									$(35,632)	$—	$(35,632)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Interest rate swap contracts ("interest rate swaps")

At April 30, 2020, the Fund had outstanding interest rate swaps as follows:

Centrally cleared interest rate swaps

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
CME	BRL	8,248,167	Pay	1D CETIP	5.89%	T/T	1/3/2022	$58,657	$12,187	$70,844
CME	BRL	3,601,775	Pay	1D CETIP	6.07%	T/T	1/3/2022	27,572	6,035	33,607
CME	BRL	6,166,500	Pay	1D CETIP	5.36%	T/T	1/2/2023	23,562	3,767	27,329
CME	BRL	1,792,047	Pay	1D CETIP	6.61%	T/T	1/2/2023	16,198	962	17,160
CME	BRL	2,429,009	Pay	1D CETIP	6.77%	T/T	1/2/2023	23,847	1,321	25,168
CME	BRL	2,048,651	Pay	1D CETIP	6.23%	T/T	1/2/2023	14,714	849	15,563
CME	BRL	3,444,419	Pay	1D CETIP	5.25%	T/T	1/2/2023	8,572	1,512	10,084
CME	BRL	6,518,198	Pay	1D CETIP	5.49%	T/T	1/2/2023	23,919	4,788	28,707
CME	BRL	1,114,953	Pay	1D CETIP	5.66%	T/T	1/2/2023	5,018	1,137	6,155
CME	BRL	5,584,084	Pay	1D CETIP	6.48%	T/T	1/2/2023	49,254	12,673	61,927
CME	BRL	588,077	Pay	1D CETIP	9.26%	T/T	1/2/2023	15,570	7,629	23,199
CME	BRL	1,838,229	Pay	1D CETIP	6.50%	T/T	1/2/2024	9,383	804	10,187
CME	BRL	3,300,564	Pay	1D CETIP	5.76%	T/T	1/2/2024	687	49	736
CME	BRL	1,240,652	Pay	1D CETIP	6.82%	T/T	1/2/2025	4,846	55	4,901
CME	BRL	1,325,330	Pay	1D CETIP	6.46%	T/T	1/2/2025	1,105	26	1,131
CME	BRL	945,527	Pay	1D CETIP	7.37%	T/T	1/4/2027	2,181	366	2,547
CME	CLP	759,956,356	Receive	1D CLICP	1.96%	6M/6M	12/12/2021	(19,612)	(668)	(20,280)
CME	CLP	179,418,993	Pay	1D CLICP	3.05%	6M/6M	11/29/2029	9,981	1,172	11,153
CME	CLP	51,275,000	Pay	1D CLICP	3.08%	6M/6M	1/8/2030	2,985	256	3,241
CME	CLP	225,198,148	Pay	1D CLICP	2.59%	6M/6M	3/19/2030	1,070	—	1,070
CME	CLP	235,339,328	Pay	1D CLICP	2.59%	6M/6M	3/19/2030	1,118	—	1,118
CME	COP	6,603,969,754	Pay	1D IBRCOL	4.90%	T/T	11/18/2021	34,649	—	34,649
CME	COP	5,112,395,000	Pay	1D IBRCOL	4.91%	T/T	11/18/2021	26,948	—	26,948
CME	COP	1,983,635,246	Pay	1D IBRCOL	4.81%	T/T	11/19/2021	9,964	—	9,964
CME	COP	1,742,073,468	Receive	1D IBRCOL	5.81%	3M/3M	4/3/2029	(40,810)	—	(40,810)
CME	COP	1,300,000,000	Receive	1D IBRCOL	5.92%	3M/3M	5/15/2029	(33,037)	(1,372)	(34,409)
CME	COP	730,551,162	Receive	1D IBRCOL	5.40%	3M/3M	3/11/2030	(10,802)	(485)	(11,287)
CME	COP	550,826,000	Receive	1D IBRCOL	5.47%	3M/3M	3/11/2030	(8,940)	(342)	(9,282)
CME	COP	837,586,105	Receive	1D IBRCOL	5.45%	3M/3M	3/12/2030	(13,247)	(507)	(13,754)
CME	COP	1,075,067,725	Receive	1D IBRCOL	4.98%	3M/3M	4/23/2030	(6,407)	(84)	(6,491)
LCH	CZK	46,655,139	Pay	6M PRIBOR	2.10%	1Y/6M	9/30/2021	35,897	21,790	57,687
LCH	CZK	40,000,000	Pay	6M PRIBOR	2.07%	1Y/6M	9/30/2021	30,084	18,393	48,477
LCH	CZK	46,000,000	Pay	6M PRIBOR	2.14%	1Y/6M	11/18/2021	45,766	(725)	45,041
LCH	CZK	120,056,674	Receive	6M PRIBOR	1.46%	6M/1Y	3/12/2022	(60,374)	5,936	(54,438)
LCH	CZK	17,000,000	Receive	6M PRIBOR	1.58%	6M/1Y	1/11/2023	(17,515)	1,328	(16,187)
LCH	CZK	44,000,000	Receive	6M PRIBOR	1.70%	6M/1Y	6/18/2024	(75,010)	(11,911)	(86,921)
LCH	CZK	4,700,000	Receive	6M PRIBOR	1.64%	6M/1Y	6/21/2024	(7,528)	(1,204)	(8,732)

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Clearinghouse	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
LCH	CZK	7,070,223	Receive	6M PRIBOR	1.68%	6M/1Y	7/17/2024	$(11,631)	$(1,986)	$(13,617)
LCH	CZK	9,600,000	Receive	6M PRIBOR	1.49%	6M/1Y	11/18/2029	(24,682)	1,295	(23,387)
LCH	HUF	25,000,000	Pay	6M BUBOR	0.81%	1Y/6M	9/12/2024	(1,180)	324	(856)
LCH	HUF	165,000,000	Pay	6M BUBOR	1.37%	1Y/6M	2/17/2025	4,462	940	5,402
LCH	HUF	165,000,000	Pay	6M BUBOR	1.35%	1Y/6M	2/18/2025	3,855	813	4,668
LCH	HUF	330,000,000	Pay	6M BUBOR	1.01%	1Y/6M	3/6/2025	(9,077)	496	(8,581)
LCH	HUF	290,000,000	Pay	6M BUBOR	0.73%	1Y/6M	3/25/2025	(19,573)	125	(19,448)
LCH	HUF	48,024,297	Pay	6M BUBOR	1.86%	1Y/6M	11/6/2029	75	—	75
CME	MXN	55,942,028	Receive	28D TIIE	8.09%	28D/28D	1/28/2021	(50,240)	(938)	(51,178)
CME	MXN	57,243,005	Receive	28D TIIE	8.15%	28D/28D	1/28/2021	(52,374)	(988)	(53,362)
CME	MXN	3,500,000	Pay	28D TIIE	7.71%	28D/28D	1/21/2022	6,749	61	6,810
CME	MXN	12,211,377	Pay	28D TIIE	6.75%	28D/28D	6/23/2022	18,829	7	18,836
CME	MXN	7,261,528	Pay	28D TIIE	5.55%	28D/28D	4/13/2023	4,099	(136)	3,963
CME	MXN	19,000,000	Pay	28D TIIE	7.35%	28D/28D	3/20/2024	60,047	146	60,193
CME	MXN	20,933,047	Pay	28D TIIE	6.75%	28D/28D	8/26/2024	48,838	44	48,882
CME	MXN	7,389,351	Pay	28D TIIE	6.62%	28D/28D	3/21/2025	15,628	21	15,649
CME	MXN	5,068,693	Pay	28D TIIE	6.45%	28D/28D	4/1/2025	9,101	(33)	9,068
CME	MXN	1,800,000	Pay	28D TIIE	7.72%	28D/28D	12/3/2026	7,899	3	7,902
CME	MXN	3,300,000	Pay	28D TIIE	8.16%	28D/28D	12/28/2026	17,934	29	17,963
CME	MXN	6,685,611	Pay	28D TIIE	7.51%	28D/28D	4/20/2027	25,979	29	26,008
CME	MXN	12,369,618	Receive	28D TIIE	6.94%	28D/28D	8/20/2029	(25,423)	(75)	(25,498)
CME	MXN	16,120,878	Receive	28D TIIE	6.92%	28D/28D	8/31/2029	(32,247)	(85)	(32,332)
CME	MXN	10,567,193	Receive	28D TIIE	6.82%	28D/28D	9/10/2029	(17,667)	(39)	(17,706)
LCH	PLN	2,655,221	Pay	6M WIBOR	2.21%	1Y/6M	11/16/2021	17,539	1,196	18,735
LCH	PLN	1,250,000	Pay	6M WIBOR	2.33%	1Y/6M	4/6/2022	10,711	236	10,947
LCH	PLN	6,223,300	Receive	6M WIBOR	1.99%	6M/1Y	3/25/2024	(85,106)	(1,188)	(86,294)
LCH	PLN	1,168,154	Pay	6M WIBOR	0.65%	1Y/6M	3/26/2024	1,441	(153)	1,288
LCH	PLN	1,331,846	Pay	6M WIBOR	0.63%	1Y/6M	3/26/2024	1,394	(181)	1,213
LCH	PLN	1,200,000	Pay	6M WIBOR	1.62%	1Y/6M	8/16/2029	20,455	2,275	22,730
LCH	PLN	3,500,000	Receive	6M WIBOR	1.81%	6M/1Y	12/17/2029	(76,808)	(33)	(76,841)
LCH	PLN	4,600,000	Pay	6M WIBOR	1.75%	1Y/6M	2/26/2030	93,694	(88)	93,606
LCH	ZAR	3,042,152	Receive	3M JIBAR	7.29%	3M/3M	1/7/2021	(3,312)	(181)	(3,493)
LCH	ZAR	23,000,000	Pay	3M JIBAR	8.49%	3M/3M	7/18/2029	(72,819)	—	(72,819)
LCH	ZAR	10,939,070	Receive	3M JIBAR	7.54%	3M/3M	2/28/2030	15,334	(1,051)	14,283
Total								$92,189	$86,622	$178,811

At April 30, 2020, the Fund had $325,995 deposited in a segregated account to cover margin requirements for centrally cleared swaps.
See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

Over-the-counter interest rate swaps

Counterparty	Notional Amount		Fund Receives/ Pays Floating Rate	Floating Rate Index	Annual Fixed- Rate	Frequency of Fund Receipt/ Payment	Maturity Date	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	BRL	1,000,000	Pay	1D CETIP	11.99%	T/T	1/2/2023	$62,784	$33,937	$96,721
JPM	BRL	7,778,457	Pay	1D CETIP	8.87%	T/T	1/4/2021	69,585	112,560	182,145
JPM	BRL	2,071,383	Pay	1D CETIP	9.20%	T/T	1/4/2021	19,861	33,915	53,776
JPM	BRL	1,614,106	Pay	1D CETIP	9.28%	T/T	1/4/2021	15,629	27,010	42,639
JPM	BRL	489,151	Pay	1D CETIP	10.04%	T/T	1/4/2021	5,468	10,440	15,908
JPM	BRL	31,354	Pay	1D CETIP	10.23%	T/T	1/4/2021	364	709	1,073
JPM	CLP	231,188,535	Pay	1D CLICP	3.43%	6M/6M	5/10/2022	15,402	2,157	17,559
GSI	HUF	359,014,464	Receive	6M BUBOR	1.27%	6M/1Y	1/10/2022	(4,606)	(3,603)	(8,209)
GSI	HUF	500,000,000	Pay	6M BUBOR	0.84%	1Y/6M	9/21/2022	(7,528)	6,864	(664)
JPM	HUF	128,246,450	Receive	6M BUBOR	1.38%	6M/1Y	6/17/2021	(1,556)	(4,649)	(6,205)
JPM	HUF	45,000,000	Receive	6M BUBOR	1.30%	6M/1Y	4/6/2022	(648)	(43)	(691)
GSI	MXN	9,000,000	Pay	28D TIIE	5.37%	28D/28D	3/17/2021	868	(210)	658
GSI	MXN	28,033,731	Pay	28D TIIE	5.90%	28D/28D	9/12/2022	24,807	(47)	24,760
GSI	MXN	10,713,184	Pay	28D TIIE	6.21%	28D/28D	12/8/2025	13,070	(150)	12,920
GSI	MXN	9,462,643	Pay	28D TIIE	6.17%	28D/28D	3/5/2026	10,033	(95)	9,938
GSI	MXN	5,000,000	Pay	28D TIIE	6.38%	28D/28D	9/16/2026	6,851	(39)	6,812
JPM	MXN	7,500,000	Pay	28D TIIE	6.13%	28D/28D	6/18/2026	6,652	(1)	6,651
GSI	RUB	350,542,739	Pay	3M MOSPRIME	7.52%	1Y/3M	6/10/2021	93,136	—	93,136
GSI	RUB	160,000,000	Pay	3M MOSPRIME	6.29%	1Y/3M	12/14/2021	20,023	—	20,023
GSI	RUB	223,218,139	Pay	3M MOSPRIME	7.07%	1Y/3M	4/2/2023	84,024	—	84,024
Total								$434,219	$218,755	$652,974

For the six months ended April 30, 2020, the average notional value of cross currency swaps and interest rate swaps for the Fund was $24,591,977 when the Fund paid the fixed rate and $53,559,078 when the Fund received the fixed rate.

At April 30, 2020, the Fund had cash collateral of $460,000, $320,000, $300,000 and $400,000 deposited in segregated accounts for Citibank, N.A., Goldman Sachs International, JP Morgan Chase Bank N.A. and Standard Chartered Bank, respectively, to cover collateral requirements on over-the-counter derivatives.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Corporate Bonds(a)	$—	$50,103,298	$—	$50,103,298
Foreign Government Securities(a)	—	106,894,115	—	106,894,115
Short-Term Investments	—	6,850,890	—	6,850,890
Total Investments	$—	$163,848,303	$—	$163,848,303

(a)  The Schedule of Investments provides a geographic categorization as well as a Positions by Industry summary.

See Notes to Financial Statements

Schedule of Investments Emerging Markets Debt Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2020:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$311,098	$—	$—	$311,098
Liabilities	(281,295)	—	—	(281,295)
Forward FX Contracts(a)
Assets	—	3,906,669	—	3,906,669
Liabilities	—	(4,839,445)	—	(4,839,445)
Swaps
Assets	—	1,639,426	—	1,639,426
Liabilities	—	(1,863,892)	—	(1,863,892)
Total	$29,803	$(1,157,242)	$—	$(1,127,439)

(a)  Futures and forward FX contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited)
April 30, 2020

NUMBER OF SHARES		VALUE
Common Stocks 0.5%
Business Equipment & Services 0.2%
21,820	Brock Holdings III, Inc.	$349,120	*(a)(b)
Media 0.2%
81,399	Clear Channel Outdoor Holdings, Inc.	78,534	*
34,616	iHeartMedia, Inc., Class A	243,004	*
		321,538
Media - Broadcast 0.1%
16,445	Cumulus Media, Inc., Class A	72,852	*
Total Common Stocks (Cost $1,500,472)		743,510
PRINCIPAL AMOUNT
Loan Assignments(c) 87.4%
Aerospace & Defense 1.5%
$205,000	AI Convoy (Luxembourg) S.A.R.L, Term Loan B, (USD LIBOR + 3.50%), due 1/17/2027	193,042	(d)(e)
527,292	Atlantic Aviation FBO Inc., Term Loan B, (1M USD LIBOR + 3.75%), 4.16%, due 12/6/2025	472,807
468,825	MHI Holdings, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 5.40%, due 9/21/2026	421,943
	Science Applications International Corporation
138,111	Term Loan B, (USD LIBOR + 1.88%), due 10/31/2025	134,284	(d)(e)
150,000	Term Loan B, (USD LIBOR + 2.25%), due 3/12/2027	146,625	(d)(e)
1,043,311	TransDigm, Inc., Term Loan F, (1M USD LIBOR + 2.25%), 2.65%, due 12/9/2025	910,779
		2,279,480
Air Transport 0.2%
260,000	Delta Air Lines, Inc., Term Loan B, (USD LIBOR + 4.75%), due 4/27/2023	258,591	(d)(e)
Automotive 2.0%
703,238	Dealer Tire, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 4.65%, due 12/12/2025	615,333	(a)
1,054,050	Panther BF Aggregator 2 LP, Term Loan B, (1M USD LIBOR + 3.50%), 3.90%, due 4/30/2026	951,807
658,333	Tenneco, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.40%, due 10/1/2025	509,386
1,050,042	Wand NewCo 3, Inc., Term Loan, (6M USD LIBOR + 3.00%), 4.07%, due 2/5/2026	930,599
		3,007,125
Building & Development 4.0%
614,660	CPG International Inc., Term Loan, (3M USD LIBOR + 3.75%), 5.93%, due 5/5/2024	553,809
1,039,008	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B, (1M USD LIBOR + 2.75%), 3.15%, due 8/21/2025	955,243
1,336,311	Forterra Finance, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/25/2023	1,143,655
739,413	MI Windows and Doors, LLC, Term Loan B, (6M USD LIBOR + 5.50%), 6.50%, due 11/6/2026	656,228	(a)
925,797	NCI Building Systems, Inc., Term Loan, (1M USD LIBOR + 3.75%), 4.58%, due 4/12/2025	791,557
708,225	Quikrete Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.50%), 2.90%, due 2/1/2027	654,775

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$726,119	Realogy Group LLC, Term Loan B, (1M USD LIBOR + 2.25%), 3.24%, due 2/8/2025	$605,743
765,327	Wilsonart LLC, Term Loan B, (3M USD LIBOR + 3.25%), 4.71%, due 12/19/2023	664,687
		6,025,697
Business Equipment & Services 11.5%
599,144	AlixPartners, LLP, Term Loan B, (1M USD LIBOR + 2.50%), 3.50%, due 4/4/2024	575,843
330,000	APX Group, Inc., Term Loan, (1M USD LIBOR + 5.00%), 5.40%, due 12/31/2025	289,988
915,750	Cast and Crew Payroll, LLC, First Lien Term Loan, (1M USD LIBOR + 3.75%), 4.16%, due 2/9/2026	771,748
535,000	Ceridian HCM Holding Inc., Term Loan B, (USD LIBOR + 2.50%), due 4/30/2025	503,125	(d)(e)
916,836	Change Healthcare Holdings LLC, Term Loan B, (1M USD LIBOR + 2.50%, 3M USD LIBOR + 2.50%), 3.50%, due 3/1/2024	881,308	(f)
452,725	Clear Channel Outdoor Holdings, Inc., Term Loan B, (2M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 4.20% – 4.26%, due 8/21/2026	392,173	(f)
773,509	ConvergeOne Holdings, Inc., Term Loan, (2M USD LIBOR + 5.00%), 5.70%, due 1/4/2026	623,967
485,000	Deerfield Dakota Holding, LLC, Term Loan B, (USD LIBOR + 3.75%), due 4/9/2027	460,750	(d)(e)
	DiscoverOrg, LLC
1,217,201	First Lien Term Loan, (3M USD LIBOR + 4.00%), 5.45%, due 2/2/2026	1,138,083	(a)
95,000	Second Lien Term Loan, (1M USD LIBOR + 8.50%), 9.95%, due 2/1/2027	86,450
718,869	EIG Investors Corp., First Lien Term Loan, (3M USD LIBOR + 3.75%), 5.39%, due 2/9/2023	668,548	(a)
377,114	Flexera Software LLC, First Lien Term Loan, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 4.50%, due 2/26/2025	359,910	(f)
389,708	Garda World Security Corporation, First Lien Term Loan B, (3M USD LIBOR + 4.75%), 6.39%, due 10/30/2026	373,632
	GBT III B.V.
204,093	Term Loan, (USD LIBOR + 4.00%), due 2/26/2027	179,602	(a)(d)(e)
170,907	Term Loan, (USD LIBOR + 4.00%), due 2/26/2027	150,398	(a)(d)(e)
	Kronos Incorporated
1,435,188	Term Loan B, (3M USD LIBOR + 3.00%), 4.76%, due 11/1/2023	1,384,067
230,000	Second Lien Term Loan, (3M USD LIBOR + 8.25%), 10.01%, due 11/1/2024	219,650
691,612	Learning Care Group, Inc., First Lien Term Loan, (2M USD LIBOR + 3.25%, 3M USD LIBOR + 3.25%), 4.25%, due 3/13/2025	562,799	(f)
595,000	LGC Limited, Term Loan, (USD LIBOR + 3.50%), due 1/22/2027	557,812	(d)(e)
735,253	MX Holdings US, Inc., Term Loan B1C, (1M USD LIBOR + 2.75%), 3.50%, due 7/31/2025	699,101
1,644,675	Prime Security Services Borrower, LLC, Term Loan B1, (1M USD LIBOR + 3.25%), 4.27%, due 9/23/2026	1,555,386
398,741	Refinitiv US Holdings Inc., Term Loan, (1M USD LIBOR + 3.25%), 3.65%, due 10/1/2025	389,645	(d)(e)
524,236	Solera, LLC, Term Loan B, (3M USD LIBOR + 2.75%), 4.36%, due 3/3/2023	495,964
1,239,296	Tempo Acquisition LLC, Term Loan, (1M USD LIBOR + 2.75%), 3.15%, due 5/1/2024	1,161,072
1,250,000	Vertiv Group Corporation, Term Loan B, (1M USD LIBOR + 3.00%), 3.99%, due 3/2/2027	1,171,875	(a)
618,676	West Corporation, Term Loan, (3M USD LIBOR + 4.00%), 5.45%, due 10/10/2024	482,957
633,600	WEX Inc., Term Loan B3, (1M USD LIBOR + 2.25%), 2.65%, due 5/15/2026	594,317
843,163	William Morris Endeavor Entertainment, LLC, First Lien Term Loan, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%), 3.16% – 4.37%, due 5/18/2025	623,940	(f)
		17,354,110
Cable & Satellite Television 4.1%
361,612	Altice Financing SA, Term Loan B, (1M USD LIBOR + 2.75%), 3.56%, due 7/15/2025	332,795
1,742,244	Altice France S.A., Term Loan B13, (1M USD LIBOR + 4.00%), 4.81%, due 8/14/2026	1,612,813	(d)(e)
	Charter Communications Operating, LLC
225,000	Term Loan B1, (USD LIBOR + 1.75%), due 4/30/2025	217,782	(d)(e)
225,000	Term Loan B2, (USD LIBOR + 1.75%), due 2/1/2027	215,813	(d)(e)
1,496,355	CSC Holdings, LLC, Term Loan B5, (1M USD LIBOR + 2.50%), 3.31%, due 4/15/2027	1,421,806

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,258,800	Radiate Holdco, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 2/1/2024	$1,201,953
915,000	Telenet Financing USD LLC, Term Loan AR, (1M USD LIBOR + 2.00%), 2.81%, due 4/30/2028	868,299
355,000	UPC Broadband Holding B.V., Term Loan B, (1M USD LIBOR + 2.25%), 3.06%, due 4/30/2028	333,036
		6,204,297
Chemicals & Plastics 1.8%
811,869	Diamond (BC) B.V., Term Loan, (1M USD LIBOR + 3.00%, 3M USD LIBOR + 3.00%), 3.40% – 3.76%, due 9/6/2024	696,689	(f)
710,000	PQ Corporation, Term Loan B, (1M USD LIBOR + 2.25%), 2.65%, due 2/7/2027	675,920
	Solenis Holdings LLC
934,490	First Lien Term Loan, (3M USD LIBOR + 4.00%), 5.61%, due 6/26/2025	801,793
165,000	Second Lien Term Loan, (3M USD LIBOR + 8.50%), 10.11%, due 6/26/2026	126,501
477,791	Univar Inc., Term Loan B3, (3M USD LIBOR + 2.25%), 3.70%, due 7/1/2024	459,874
		2,760,777
Containers & Glass Products 3.6%
1,178,603	Berlin Packaging LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%, 3M USD LIBOR + 3.00%), 3.99% – 4.46%, due 11/7/2025	1,067,614	(f)
355,000	Berry Global, Inc., Term Loan W, (USD LIBOR + 2.00%), due 10/1/2022	345,386	(d)(e)
1,006,969	BWAY Holding Company, Term Loan B, (3M USD LIBOR + 3.25%), 4.56%, due 4/3/2024	861,593
692,559	Consolidated Container Company LLC, First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.75%, due 5/22/2024	659,447
1,031,843	Reynolds Group Holdings Inc., Term Loan, (1M USD LIBOR + 2.75%), 3.15%, due 2/5/2023	981,758
830,795	TricorBraun Holdings, Inc., First Lien Term Loan, (3M USD LIBOR + 3.75%), 5.20%, due 11/30/2023	742,523
905,153	Trident TPI Holdings, Inc., Term Loan B1, (3M USD LIBOR + 3.25%), 4.32% – 4.70%, due 10/17/2024	789,746	(f)
		5,448,067
Cosmetics - Toiletries 0.4%
657,975	Sunshine Luxembourg VII SARL, Term Loan B1, (6M USD LIBOR + 4.25%), 5.32%, due 10/1/2026	601,225
Diversified Insurance 0.9%
668,708	Hub International Limited, Term Loan B, (3M USD LIBOR + 3.00%), 3.87%, due 4/25/2025	625,088
749,338	Sedgwick Claims Management Services, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.40%, due 9/3/2026	698,053
		1,323,141
Drugs 2.9%
761,270	Akorn, Inc., Term Loan B, (1M USD LIBOR + 13.75%), 14.75%, due 4/16/2021	632,669	(d)(e)
1,440,000	Bausch Health Companies Inc., Term Loan B, (USD LIBOR + 3.00%), due 6/2/2025	1,391,400	(d)(e)
997,632	Endo Luxembourg Finance Company I S.a.r.l., Term Loan B, (1M USD LIBOR + 4.25%), 5.00%, due 4/29/2024	904,732
576,997	Mallinckrodt International Finance S.A., Term Loan B, (3M USD LIBOR + 2.75%), 4.20%, due 9/24/2024	402,456

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,215,345	Parexel International Corporation, Term Loan B, (1M USD LIBOR + 2.75%), 3.15%, due 9/27/2024	$1,109,865
		4,441,122
Electronics - Electrical 8.3%
357,684	Almonde, Inc., Second Lien Term Loan, (6M USD LIBOR + 7.25%), 8.25%, due 6/13/2025	302,958	(d)(e)
722,857	Applied Systems, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 4.70%, due 9/19/2024	691,066
240,000	Barracuda Networks, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), due 2/12/2025	229,601	(d)(e)
654,979	CommScope, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 3.65%, due 4/6/2026	614,278
543,634	Dell International LLC, Term Loan B, (USD LIBOR + 2.00%), due 9/19/2025	528,956	(d)(e)
	Hyland Software, Inc.
842,137	First Lien Term Loan, (1M USD LIBOR + 3.25%), 4.00%, due 7/1/2024	804,771
460,578	Second Lien Term Loan, (1M USD LIBOR + 7.00%), 7.75%, due 7/7/2025	426,035
140,000	Informatica LLC, Second Lien Term Loan, 7.13%, due 2/25/2025	132,300	(g)
	McAfee, LLC
1,423,159	Term Loan B, (1M USD LIBOR + 3.75%), 4.19%, due 9/30/2024	1,358,320
272,045	Second Lien Term Loan, (1M USD LIBOR + 8.50%), 9.50%, due 9/29/2025	262,864
225,000	ON Semiconductor Corporation, Term Loan B, (USD LIBOR + 2.00%), due 9/19/2026	216,684	(d)(e)
	Optiv Security, Inc.
448,236	First Lien Term Loan, (1M USD LIBOR + 3.25%), 4.25%, due 2/1/2024	348,503
425,000	Second Lien Term Loan, (1M USD LIBOR + 7.25%), 8.25%, due 2/1/2025	251,813
	Project Alpha Intermediate Holding, Inc.
455,318	Term Loan B, (6M USD LIBOR + 3.50%), 5.38%, due 4/26/2024	430,276
248,125	Term Loan B, (3M USD LIBOR + 4.25%), 6.13%, due 4/26/2024	235,719
1,446,817	Rackspace Hosting, Inc., First Lien Term Loan, (3M USD LIBOR + 3.00%), 4.76%, due 11/3/2023	1,352,629
199,000	S2P Acquisition Borrower, Inc., Term Loan, (3M USD LIBOR + 4.00%), 5.07% – 5.45%, due 8/14/2026	183,578	(f)
565,732	Sirius Computer Solutions, Inc., Term Loan, (1M USD LIBOR + 3.50%), 3.90%, due 7/1/2026	530,136
207,576	SS&C Technologies Holdings Europe S.A.R.L., Term Loan B4, (1M USD LIBOR + 1.75%), 2.15%, due 4/16/2025	199,295
	SS&C Technologies Inc.
290,898	Term Loan B3, (1M USD LIBOR + 1.75%), 2.15%, due 4/16/2025	279,294
579,076	Term Loan B5, (1M USD LIBOR + 1.75%), 2.15%, due 4/16/2025	555,716
	Tibco Software Inc.
906,650	Term Loan B, (1M USD LIBOR + 3.75%), 4.16%, due 6/30/2026	847,718
275,000	Second Lien Term Loan, (1M USD LIBOR + 7.25%), 7.66%, due 3/3/2028	255,062	(d)(e)
355,000	Uber Technologies, Inc., Term Loan, (USD LIBOR + 3.50%), due 7/13/2023	333,590	(d)(e)
800,000	VS Buyer, LLC, Term Loan B, (3M USD LIBOR + 3.25%), 4.86%, due 2/28/2027	752,000
385,000	Western Digital Corporation, Term Loan B4, (USD LIBOR + 1.75%), due 4/29/2023	368,156	(d)(e)
		12,491,318
Financial Intermediaries 2.3%
598,477	Alliant Holdings Intermediate, LLC, Term Loan B, (1M USD LIBOR + 2.75%), 3.15%, due 5/9/2025	557,781
665,506	Citco Funding LLC, Term Loan, (3M USD LIBOR + 2.50%), 3.57%, due 9/28/2023	615,593	(a)
	Edelman Financial Center, LLC
782,468	First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.57%, due 7/21/2025	699,753
240,000	Second Lien Term Loan, (1M USD LIBOR + 6.75%), 7.32%, due 7/20/2026	193,500
352,304	PI US MergerCo, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 4.70%, due 1/3/2025	315,643
498,750	RPI 2019 Intermediate Finance Trust, Term Loan B1, (1M USD LIBOR + 1.75%), 2.15%, due 2/11/2027	483,374

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$192,563	RPI Intermediate Finance Trust, Term Loan B1, (1M USD LIBOR + 1.75%), 2.15%, due 2/11/2027	$186,845
368,882	Victory Capital Holdings, Inc., Term Loan B, (3M USD LIBOR + 2.50%), 3.94%, due 7/1/2026	350,438
		3,402,927
Food Products 1.1%
350,351	Del Monte Foods, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 4.86% – 5.50%, due 2/18/2021	342,468
	Froneri International Ltd.
625,000	Term Loan, (1M USD LIBOR + 2.25%), 2.25%, due 1/29/2027	576,825
240,000	Second Lien Term Loan, (1M USD LIBOR + 5.75%), 5.75%, due 1/31/2028	226,200
579,990	Nomad Foods Europe Midco Limited, Term Loan B4, (1M USD LIBOR + 2.25%), 3.06%, due 5/15/2024	558,785
		1,704,278
Food Service 0.6%
525,000	1011778 B.C. Unlimited Liability Company, Term Loan B4, (USD LIBOR + 1.75%), due 11/19/2026	491,038	(d)(e)
538,000	Welbilt, Inc., Term Loan B, (1M USD LIBOR + 2.50%), 2.90%, due 10/23/2025	425,020	(a)
		916,058
Health Care 10.4%
160,000	Acadia Healthcare Company, Inc., Term Loan B3, (USD LIBOR + 2.50%), due 2/11/2022	153,234	(d)(e)
662,100	Agiliti Health, Inc., Term Loan, (3M USD LIBOR + 3.00%), 4.44%, due 1/4/2026	622,374	(a)(d)(e)
1,243,200	Athenahealth, Inc., Term Loan B, (3M USD LIBOR + 4.50%), 5.28%, due 2/11/2026	1,143,744	(a)
299,244	Aveanna Healthcare, LLC, Term Loan B, (6M USD LIBOR + 5.50%), 6.50%, due 3/18/2024	251,254
830,825	Emerald TopCo Inc, Term Loan, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 3.90% – 4.26%, due 7/24/2026	778,483	(f)
1,859,061	Envision Healthcare Corporation, First Lien Term Loan, (1M USD LIBOR + 3.75%), 4.15%, due 10/10/2025	1,270,352
222,973	EyeCare Partners, LLC, Term Loan, (3M USD LIBOR + 3.75%), 4.82%, due 2/5/2027	183,580
836,826	Gentiva Health Services, Inc., Term Loan, (1M USD LIBOR + 3.25%), 3.69%, due 7/2/2025	786,617	(a)(d)(e)
643,388	Grifols Worldwide Operations USA, Inc., Term Loan B, (1 Week USD LIBOR + 2.00%), 2.14%, due 11/15/2027	621,943
	HCA Inc.
285,000	Term Loan B12, (USD LIBOR + 1.75%), due 3/13/2025	277,995	(d)(e)
265,000	Term Loan B13, (USD LIBOR + 1.75%), due 3/18/2026	258,001	(d)(e)
1,511,217	MPH Acquisition Holdings LLC, Term Loan B, (3M USD LIBOR + 2.75%), 4.20%, due 6/7/2023	1,387,494
340,000	Navicure, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.40%, due 10/22/2026	316,200	(a)
466,126	Ortho-Clinical Diagnostics SA, Term Loan B, (1M USD LIBOR + 3.25%), 4.27%, due 6/30/2025	413,104
	Pearl Intermediate Parent LLC
504,807	First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.15%, due 2/14/2025	455,589
232,727	Second Lien Term Loan, (1M USD LIBOR + 6.25%), 6.65%, due 2/13/2026	204,800
937,330	Project Ruby Ultimate Parent Corp., Term Loan B, (1M USD LIBOR + 3.50%), 4.75%, due 2/9/2024	815,477
640,000	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 4.15%, due 11/17/2025	590,042	(d)(e)
1,203,566	Select Medical Corporation, Term Loan B, (1M USD LIBOR + 2.50%), 3.07%, due 3/6/2025	1,140,751	(d)(e)
	Sound Inpatient Physicians
815,475	First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.15%, due 6/27/2025	765,698

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$215,000	Second Lien Term Loan, (1M USD LIBOR + 6.75%), 7.15%, due 6/26/2026	$194,790
215,000	Syneos Health, Inc., Term Loan B, (USD LIBOR + 1.75%), due 8/1/2024	207,140	(d)(e)
1,392,766	Team Health Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.75%, due 2/6/2024	1,020,493
	Tivity Health Inc.
288,000	Term Loan A, (1M USD LIBOR + 4.25%), 4.65%, due 3/8/2024	247,680
557,741	Term Loan B, (1M USD LIBOR + 5.25%), 5.65%, due 3/6/2026	477,984
1,128,251	Verscend Holding Corp., Term Loan B, (1M USD LIBOR + 4.50%), 4.90%, due 8/27/2025	1,060,274
		15,645,093
Industrial Equipment 2.9%
274,719	AI Alpine AT Bidco GmbH, Term Loan B, (3M USD LIBOR + 2.75%, 6M USD LIBOR + 2.75%), 3.96% – 4.09%, due 10/31/2025	219,775	(a)(f)
859,000	Brookfield WEC Holdings Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.40%, due 8/1/2025	812,184
515,624	Circor International, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 4.25%, due 12/11/2024	437,636
580,463	Crosby US Acquisition Corp., Term Loan B, (1M USD LIBOR + 4.75%), 5.42%, due 6/26/2026	468,433
614,309	Filtration Group Corporation, First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.40%, due 3/29/2025	582,568
571,625	Granite Holdings US Acquisition Co., Term Loan B, (6M USD LIBOR + 5.25%), 6.32%, due 9/30/2026	463,016	(a)
388,125	Hyster-Yale Group, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 3.65%, due 5/30/2023	337,669	(a)
615,000	Ingersoll-Rand Services Company, Term Loan, (1M USD LIBOR + 1.75%), 2.15%, due 3/1/2027	582,405
635,000	Star US Bidco LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 3/17/2027	495,300
		4,398,986
Leisure Goods - Activities - Movies 3.7%
355,000	Banijay Entertainment S.A.S, Term Loan, (USD LIBOR + 3.75%), due 3/4/2025	325,712	(a)(d)(e)
802,125	Cineworld Limited, Term Loan, (USD LIBOR + 3.00%), due 2/5/2027	481,275	(a)(d)(e)
705,294	Crown Finance US, Inc., Term Loan, (6M USD LIBOR + 2.25%), 3.32%, due 2/28/2025	441,987
850,000	Delta 2 (LUX) S.a.r.l., Term Loan, (1M USD LIBOR + 2.50%), 3.50%, due 2/1/2024	773,653
1,188,128	Emerald Expositions Holding, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 3.15%, due 5/22/2024	912,482
	Motion Finco Sarl
76,474	Term Loan B2, (3M USD LIBOR + 3.25%, 6M USD LIBOR + 3.25%), 4.32% – 4.70%, due 11/4/2026	65,816	(f)
567,182	Term Loan B1, (3M USD LIBOR + 3.25%, 6M USD LIBOR + 3.25%), 4.32% – 4.70%, due 11/13/2026	488,134	(f)
757,688	Playtika Holding Corp, Term Loan B, (6M USD LIBOR + 6.00%), 7.07%, due 12/10/2024	748,216	(d)(e)
917,408	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1M USD LIBOR + 3.00%), 3.75%, due 3/31/2024	765,522
605,425	Twin River Worldwide Holdings, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 3.15%, due 5/10/2026	510,954
		5,513,751
Lodging & Casinos 2.6%
607,334	Caesars Resort Collection, LLC, First Lien Term Loan B, (1M USD LIBOR + 2.75%), 3.15%, due 12/23/2024	511,175
701,085	Golden Entertainment, Inc., First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 10/21/2024	571,384

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$174,555	GVC Holdings (Gibraltar) Limited, Term Loan B3, (6M USD LIBOR + 2.25%), 3.31%, due 3/29/2024	$165,827
787,078	Mohegan Tribal Gaming Authority, Term Loan B, (1M USD LIBOR + 4.13%), 4.53%, due 10/13/2023	539,148
927,233	Scientific Games International, Inc., Term Loan B5, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%, 6M USD LIBOR + 2.75%), 3.15% – 3.61%, due 8/14/2024	764,197	(f)
841,375	Stars Group Holdings B.V. (The), Term Loan, (3M USD LIBOR + 3.50%), 4.95%, due 7/10/2025	835,065	(a)
639,815	Station Casinos LLC, Term Loan B, (1M USD LIBOR + 2.25%), 2.66%, due 2/8/2027	562,417
		3,949,213
Nonferrous Metals - Minerals 0.5%
791,055	Covia Holdings Corporation, Term Loan, (3M USD LIBOR + 4.00%), 5.39%, due 6/1/2025	363,593
805,886	U.S. Silica Company, Term Loan B, (1M USD LIBOR + 4.00%), 5.00%, due 5/1/2025	461,370
		824,963
Oil & Gas 4.7%
1,310,100	BCP Raptor II, LLC, First Lien Term Loan, (1M USD LIBOR + 4.75%), 5.15%, due 11/3/2025	610,834
1,578,989	BCP Raptor, LLC, Term Loan B, (2M USD LIBOR + 4.25%), 5.25%, due 6/24/2024	734,230
1,478,663	BCP Renaissance Parent LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.95%, due 10/31/2024	1,131,177
672,030	Brazos Delaware II, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.62%, due 5/21/2025	340,336
735,000	Gavilan Resources, LLC, Second Lien Term Loan, (1M USD LIBOR + 6.00%), 7.00%, due 3/1/2024	62,475
1,153,164	Lower Cadence Holdings LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.40%, due 5/22/2026	794,242
1,622,514	Lucid Energy Group II Borrower, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.00%, due 2/17/2025	916,720
1,351,391	Medallion Midland Acquisition, LLC, First Lien Term Loan, (1M USD LIBOR + 3.25%), 4.25%, due 10/30/2024	932,460
956,878	Prairie ECI Acquiror LP, Term Loan B, (3M USD LIBOR + 4.75%), 6.20%, due 3/11/2026	688,359	(d)(e)
1,280,500	Traverse Midstream Partners LLC, Term Loan, (1M USD LIBOR + 4.00%), 5.00%, due 9/27/2024	952,141
		7,162,974
Property & Casualty Insurance 1.9%
1,132,375	AssuredPartners, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 3.90%, due 2/12/2027	1,055,464	(d)(e)
	Asurion LLC
1,142,916	Term Loan B7, (1M USD LIBOR + 3.00%), 3.40%, due 11/3/2024	1,087,611
705,000	Second Lien Term Loan, (1M USD LIBOR + 6.50%), 6.90%, due 8/4/2025	680,325
		2,823,400
Publishing 0.2%
287,778	Nielsen Finance LLC, Term Loan B4, (USD LIBOR + 2.00%), due 10/4/2023	276,235	(d)(e)
Radio & Television 0.7%
557,200	Diamond Sports Group, LLC, Term Loan, (1M USD LIBOR + 3.25%), 3.82%, due 8/24/2026	452,146
508,550	iHeartCommunications, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.40%, due 5/1/2026	454,445
240,456	Univision Communications Inc., Term Loan C5, (1M USD LIBOR + 2.75%), 3.75%, due 3/15/2024	210,738
		1,117,329

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Retailers (except food & drug) 1.9%
$1,486,700	Bass Pro Group, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 6.07%, due 9/25/2024	$1,248,828
567,205	BJ's Wholesale Club, Inc., First Lien Term Loan, (1M USD LIBOR + 2.25%), 3.08%, due 2/3/2024	549,480
	EG America LLC
486,688	Term Loan, (6M USD LIBOR + 4.00%), 5.07%, due 2/7/2025	414,902
100,494	Second Lien Term Loan, (6M USD LIBOR + 8.00%), 9.07%, due 4/20/2026	74,868
700,313	Staples, Inc., Term Loan, (1M USD LIBOR + 5.00%), 6.02%, due 4/16/2026	555,579
		2,843,657
Steel 1.4%
1,129,872	Big River Steel LLC, Term Loan B, (3M USD LIBOR + 5.00%), 6.45%, due 8/23/2023	977,339
652,772	MRC Global (US) Inc., First Lien Term Loan B, (1M USD LIBOR + 3.00%), 3.40%, due 9/20/2024	554,856	(a)
597,161	TMS International Corp., Term Loan B2, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%), 3.75%, due 8/14/2024	537,445	(a)(f)
		2,069,640
Surface Transport 0.4%
915,084	Hertz Corporation, (The), Term Loan B, (1M USD LIBOR + 2.75%), 3.51%, due 6/30/2023	564,817
Telecommunications 5.6%
935,888	CenturyLink, Inc., Term Loan B, (1M USD LIBOR + 2.25%), 2.65%, due 3/15/2027	883,244
1,030,000	Connect Finco Sarl, Term Loan B, (1M USD LIBOR + 4.50%), 5.50%, due 12/11/2026	939,020
775,980	Frontier Communications Corp., Term Loan B1, (3M USD LIBOR + 3.75%), 5.21% – 5.35%, due 6/15/2024	752,421	(f)
1,650,687	GTT Communications, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 3.15%, due 5/31/2025	1,192,027
570,000	Intelsat Jackson Holdings S.A., Term Loan B3, (3M USD LIBOR + 2.75%), 6.00%, due 11/27/2023	558,281
360,000	Iridium Satellite LLC, Term Loan, (1M USD LIBOR + 3.75%), 4.75%, due 11/4/2026	355,050	(d)(e)
370,000	Level 3 Financing Inc., Term Loan B, (USD LIBOR + 1.75%), due 3/1/2027	353,657	(d)(e)
1,206,476	MTN Infrastructure TopCo Inc, First Lien Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 11/15/2024	1,109,584
	Syniverse Holdings, Inc.
734,553	First Lien Term Loan, (6M USD LIBOR + 5.00%), 6.87%, due 3/9/2023	503,397
265,000	Second Lien Term Loan, (1M USD LIBOR + 9.00%), 10.87%, due 3/11/2024	97,766
250,000	T-Mobile USA, Inc., Term Loan, (USD LIBOR + 3.00%), due 4/1/2027	248,347	(d)(e)
487,863	Telesat Canada, Term Loan B5, (1M USD LIBOR + 2.75%), 3.16%, due 12/7/2026	458,386
1,045,000	Zayo Group Holdings, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.40%, due 3/9/2027	979,384
		8,430,564
Utilities 5.3%
1,495,124	Blackstone CQP Holdco LP, Term Loan B, (3M USD LIBOR + 3.50%), 4.62%, due 9/30/2024	1,369,280
782,997	Calpine Construction Finance Company, L.P., Term Loan B, (1M USD LIBOR + 2.00%), 2.40%, due 1/15/2025	749,720
457,085	Carroll County Energy, LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.95%, due 2/15/2026	422,803
962,511	Eastern Power, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.75%, due 10/2/2025	903,288
1,172,768	Edgewater Generation, L.L.C., Term Loan, (1M USD LIBOR + 3.75%), 4.15%, due 12/13/2025	1,077,480

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$938,897	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75% – 5.20%, due 11/9/2026	$883,737	(f)
871,694	Kestrel Acquisition, LLC, Term Loan B, (3M USD LIBOR + 4.25%), 5.25%, due 6/2/2025	703,893
	Lonestar II Generation Holdings LLC
288,002	Term Loan B, (3M USD LIBOR + 5.00%), 5.76%, due 4/20/2026	270,722
34,821	Term Loan C, (3M USD LIBOR + 5.00%), 5.76%, due 4/20/2026	32,732
455,760	Nautilus Power, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 5/16/2024	423,478
920,375	Talen Energy Supply, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.15%, due 7/8/2026	837,541	(a)
351,071	West Deptford Energy Holdings, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.15%, due 8/3/2026	294,900	(a)
		7,969,574
	Total Loan Assignments (Cost $150,884,652)	131,808,409
Corporate Bonds 5.5%
Aerospace/Defense 0.5%
785,000	Boeing Co., 4.51%, due 5/1/2023	785,000	(b)(h)
Automakers 0.4%
	Ford Motor Co.
270,000	8.50%, due 4/21/2023	267,300
300,000	9.00%, due 4/22/2025	291,750
		559,050
Business Equipment & Services 0.2%
358,434	Brock Holdings Notes 2022, 15.00%, due 4/24/2022	322,591	(a)(b)
Electric - Integrated 0.2%
325,000	Talen Energy Supply LLC, 6.63%, due 1/15/2028	305,760	(i)
Gas Distribution 0.2%
370,000	EQT Midstream Partners L.P., 4.75%, due 7/15/2023	347,800
Health Facilities 0.9%
	CHS/Community Health Systems, Inc.
250,000	8.13%, due 6/30/2024	166,875	(i)
475,000	6.63%, due 2/15/2025	435,812	(i)
305,000	LifePoint Health, Inc., 6.75%, due 4/15/2025	314,272	(i)
410,000	MEDNAX, Inc., 5.25%, due 12/1/2023	390,435	(i)
		1,307,394
Health Services 0.2%
350,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, due 5/15/2022	318,168	(i)
Media Content 0.5%
195,762	iHeartCommunications, Inc., 6.38%, due 5/1/2026	184,995
720,000	Univision Communications, Inc., 5.13%, due 2/15/2025	631,800	(i)(j)
		816,795

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Specialty Retail 0.3%
$415,000	eG Global Finance PLC, 8.50%, due 10/30/2025	$404,625	(i)
Support - Services 0.8%
665,000	Garda World Security Corp., 4.63%, due 2/15/2027	640,062	(i)(j)
655,000	Staples, Inc., 7.50%, due 4/15/2026	517,450	(i)
		1,157,512
Technology 0.2%
270,000	Tempo Acquisition LLC/FI, 5.75%, due 6/1/2025	270,000	(b)(h)(i)
Telecom - Wireline Integrated & Services 1.1%
325,000	Altice Financing SA, 5.00%, due 1/15/2028	316,875	(i)
830,000	Altice France SA, 5.50%, due 1/15/2028	838,217	(i)(j)
590,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.00%, due 4/15/2023	547,402	(i)
		1,702,494
Total Corporate Bonds (Cost $8,776,258)		8,297,189
Asset-Backed Securities 1.5%
	Magnetite CLO Ltd.
385,000	Ser. 2015-15A, Class ER, (3M USD LIBOR + 5.20%), 6.19%, due 7/25/2031	239,167	(c)(i)
700,000	Ser. 2015-12A, Class ER, (3M USD LIBOR + 5.68%), 6.90%, due 10/15/2031	462,501	(c)(i)
1,000,000	Palmer Square CLO Ltd., Ser. 2015-1A, Class DR2, (3M USD LIBOR + 6.25%), 7.95%, due 5/21/2029	687,870	(c)(i)(j)
1,250,000	TCI-Flatiron CLO Ltd., Ser. 2016-1A, Class ER, (3M USD LIBOR + 6.90%), 8.03%, due 7/17/2028	912,022	(c)(i)(j)
Total Asset-Backed Securities (Cost $3,319,000)		2,301,560
NUMBER OF SHARES
Short-Term Investments 2.4%
Investment Companies 2.4%
3,622,022	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.22%(k) (Cost $3,622,022)	3,622,022	(j)
	Total Investments 97.3% (Cost $168,102,404)	146,772,690
	Other Assets Less Liabilities 2.7%	4,118,270	(l)(m)
	Net Assets 100.0%	$150,890,960

*  Non-income producing security.

(a)  Value determined using significant unobservable inputs.

(b)  Security fair valued as of April 30, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2020 amounted to $1,726,711, which represents 1.1% of net assets of the Fund.

(c)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2020 and changes periodically.

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

(d)  All or a portion of this security was purchased on a delayed delivery basis.

(e)  All or a portion of this security has not settled as of April 30, 2020 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(f)  The stated interest rates represent the range of rates at April 30, 2020 of the underlying contracts within the Loan Assignment.

(g)  Fixed coupon.

(h)  When-issued security. Total value of all such securities at April 30, 2020, amounted to $1,055,000, which represents 0.7% of net assets of the Fund.

(i)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2020, these securities amounted to $8,399,313, which represents 5.6% of net assets of the Fund.

(j)  All or a portion of this security is segregated in connection with obligations for when-issued securities, swaps, and/or delayed delivery securities with a total value of $7,331,993.

(k)  Represents 7-day effective yield as of April 30, 2020.

(l)  As of April 30, 2020, the value of unfunded loan commitments was $42,835 for the Fund (see Note A of Notes to Financial Statements).

(m)  Includes the impact of the Fund's open positions in derivatives at April 30, 2020.

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$125,461,275	83.2%
United Kingdom	5,246,467	3.5%
Canada	3,279,458	2.2%
France	2,776,742	1.8%
Luxembourg	2,415,322	1.6%
Cayman Islands	2,301,560	1.5%
Belgium	868,299	0.6%
Spain	621,943	0.4%
Netherlands	179,602	0.1%
Short-Term Investments and Other Assets-Net	7,740,292	5.1%
	$150,890,960	100.0%

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

Derivative Instruments

Total return swap contracts ("total return swaps")

At April 30, 2020, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps — Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	iBoxx USD Liquid Leveraged Loans Total Return Index	USD	1,654,546	9/20/2020	1.12%	—	3M USD LIBOR	3M/3M	$(45,454)	$(2,120)	$(47,574)

(a)  The Fund pays a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at April 30, 2020.

For the six months ended April 30, 2020, the average notional value of total return swaps for the Fund was $1,654,546 for long positions.

(a)   The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2020:

Asset Valuation Inputs	Level 1	Level 2	Level 3(b)	Total
Investments:
Common Stocks
Business Equipment & Services	$—	$—	$349,120	$349,120
Other Common Stocks(a)	394,390	—	—	394,390
Total Common Stocks	394,390	—	349,120	743,510
Loan Assignments
Automotive	—	2,391,792	615,333	3,007,125
Building & Development	—	5,369,469	656,228	6,025,697
Business Equipment & Services	—	14,045,604	3,308,506	17,354,110
Financial Intermediaries	—	2,787,334	615,593	3,402,927
Food Service	—	491,038	425,020	916,058
Health Care	—	12,776,158	2,868,935	15,645,093
Industrial Equipment	—	3,378,526	1,020,460	4,398,986
Leisure Goods—Activities—Movies	—	4,706,764	806,987	5,513,751
Lodging & Casinos	—	3,114,148	835,065	3,949,213

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Steel	$—	$977,339	$1,092,301	$2,069,640
Utilities	—	6,837,133	1,132,441	7,969,574
Other Loan Assignments(a)	—	61,556,235	—	61,556,235
Total Loan Assignments	—	118,431,540	13,376,869	131,808,409
Corporate Bonds
Business Equipment & Services	—	—	322,591	322,591
Other Corporate Bonds(a)	—	7,974,598	—	7,974,598
Total Corporate Bonds	—	7,974,598	322,591	8,297,189
Asset-Backed Securities	—	2,301,560	—	2,301,560
Short-Term Investments	—	3,622,022	—	3,622,022
Total Investments	$394,390	$132,329,720	$14,048,580	$146,772,690

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.

(b)   The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2019	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2020
Investments in securities:
Common Stocks(c)
Business Equipment & Services	$436	$—	$—	$(87)	$—	$—	$—	$—	$349	$87
Loan Assignments(d)
Aerospace & Defence	1,016	—	—	—	—	—	—	(1,016)	—	—
Automotive	—	—	—	(91)	708	(2)	—	—	615	(91)
Building & Development	—	1	—	(74)	736	(7)	—	—	656	(74)
Business Equipment & Services	—	—	(72)	(168)	2,212	(471)	1,808	—	3,309	(168)

See Notes to Financial Statements

Schedule of Investments Floating Rate Income Fund^ (Unaudited) (cont'd)

(000's omitted)	Beginning balance, as of 11/1/2019	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2020
Electronics— Electrical	$554	$—	$1	$—	$—	$(555)	$—	$—	$—	$—
Financial Intermediaries	893	—	(39)	(47)	—	(488)	525	(228)	616	(47)
Food Products	660	—	(15)	2	—	(647)	—	—	—	—
Food Service	—	—	(44)	(107)	—	(215)	791	—	425	(107)
Health Care	1,876	1	(28)	(161)	1,182	(1,035)	1,995	(961)	2,869	(161)
Industrial Equipment	819	1	(18)	(172)	274	(278)	395	—	1,021	(172)
Leisure Goods— Activities—Movies	1,916	—	1	(256)	1,060	(785)	—	(1,129)	807	(256)
Lodging & Casinos	—	—	—	(9)	—	(33)	877	—	835	(9)
Radio & Television	1,269	—	—	—	—	—	—	(1,269)	—	—
Steel	1,514	—	(27)	(101)	—	(294)	—	—	1,092	(101)
Utilities	2,890	1	—	(126)	—	(68)	—	(1,565)	1,132	(126)
Corporate Bonds(c)
Business Equipment & Services	333	—	—	(36)	26	—	—	—	323	(36)
Total	$14,176	$4	$(241)	$(1,433)	$6,198	$(4,878)	$6,391	$(6,168)	$14,049	$(1,435)

(c)   As of the six months ended April 30, 2020, these investments were valued in accordance with procedures approved by the Board of Trustees. These investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

(d)   Securities categorized as Level 3 were valued based on a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2020:

Other Financial Instruments	Level 1	Level 2	Level 3	Total
Swaps
Liabilities	$—	$(47,574)	$—	$(47,574)
Total	$—	$(47,574)	$—	$(47,574)

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited)
April 30, 2020

PRINCIPAL AMOUNT		VALUE
Loan Assignments(a) 3.4%
Building & Development 0.2%
$4,780,285	Forterra Finance, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/25/2023	$4,091,111
Chemicals & Plastics 0.3%
	Solenis Holdings LLC
3,404,434	First Lien Term Loan, (3M USD LIBOR + 4.00%), 5.61%, due 6/26/2025	2,921,004
2,455,000	Second Lien Term Loan, (3M USD LIBOR + 8.50%), 10.11%, due 6/26/2026	1,882,175
		4,803,179
Containers & Glass Products 0.3%
4,950,722	BWAY Holding Company, Term Loan B, (3M USD LIBOR + 3.25%), 4.56%, due 4/3/2024	4,235,986	(b)(c)
Industrial Equipment 0.2%
4,338,200	Granite Holdings US Acquisition Co., Term Loan B, (6M USD LIBOR + 5.25%), 6.32%, due 9/30/2026	3,513,942	(d)
Oil & Gas 0.6%
3,589,542	BCP Raptor, LLC, Term Loan B, (2M USD LIBOR + 4.25%), 5.25%, due 6/24/2024	1,669,137
3,875,410	Brazos Delaware II, LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.62%, due 5/21/2025	1,962,624
9,649,813	Lower Cadence Holdings LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.40%, due 5/22/2026	6,646,308
		10,278,069
Retailers (except food & drug) 1.0%
11,463,621	Bass Pro Group, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 6.07%, due 9/25/2024	9,629,442
9,616,232	Staples, Inc., Term Loan, (1M USD LIBOR + 5.00%), 6.02%, due 4/16/2026	7,628,845
		17,258,287
Telecommunications 0.6%
8,112,436	Frontier Communications Corp., Term Loan B1, (3M USD LIBOR + 3.75%), 5.21% - 5.35%, due 6/15/2024	7,866,143	(e)
2,617,417	Intelsat Jackson Holdings S.A., Term Loan B3, (3M USD LIBOR + 2.75%), 6.00%, due 11/27/2023	2,563,603
		10,429,746
Utilities 0.2%
3,815,846	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75% - 5.20%, due 11/9/2026	3,591,665	(e)
	Total Loan Assignments (Cost $71,022,938)	58,201,985

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Corporate Bonds 86.9%
Advertising 0.9%
$4,775,000	Nielsen Co. Luxembourg S.a.r.l., 5.00%, due 2/1/2025	$4,607,875	(f)(g)
11,471,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, due 8/15/2027	10,953,658	(f)
		15,561,533
Aerospace & Defense 2.8%
1,855,000	BBA U.S. Holdings, Inc., 5.38%, due 5/1/2026	1,711,238	(f)(g)
	Boeing Co.
1,135,000	4.88%, due 5/1/2025	1,135,000	(h)(i)
2,040,000	5.04%, due 5/1/2027	2,040,000	(h)(i)
3,400,000	5.15%, due 5/1/2030	3,400,000	(h)(i)
2,555,000	5.71%, due 5/1/2040	2,555,000	(h)(i)
2,555,000	5.81%, due 5/1/2050	2,555,000	(h)(i)
	Bombardier, Inc.
1,340,000	8.75%, due 12/1/2021	1,112,200	(f)
2,160,000	5.75%, due 3/15/2022	1,620,000	(f)
1,775,000	Science Applications Int'l Corp., 4.88%, due 4/1/2028	1,738,275	(f)
	TransDigm, Inc.
5,595,000	6.38%, due 6/15/2026	4,788,201
10,055,000	7.50%, due 3/15/2027	9,153,066
19,405,000	5.50%, due 11/15/2027	16,397,225	(f)
		48,205,205
Air Transportation 0.2%
2,785,000	American Airlines Group, Inc., 3.75%, due 3/1/2025	1,296,696	(f)
2,460,000	Delta Air Lines, Inc., 7.00%, due 5/1/2025	2,521,248	(f)(g)
		3,817,944
Auto Loans 2.4%
	Ford Motor Credit Co. LLC
3,345,000	3.16%, due 8/4/2020	3,319,912
5,635,000	2.34%, due 11/2/2020	5,484,320
445,000	3.20%, due 1/15/2021	429,425
1,680,000	5.75%, due 2/1/2021	1,650,600
1,860,000	3.34%, due 3/18/2021	1,785,563
1,730,000	3.47%, due 4/5/2021	1,652,150
4,345,000	5.88%, due 8/2/2021	4,301,550
4,830,000	3.81%, due 10/12/2021	4,540,200
5,625,000	3.09%, due 1/9/2023	5,020,312
1,880,000	3.10%, due 5/4/2023	1,654,400
1,960,000	3.66%, due 9/8/2024	1,680,700
1,895,000	4.69%, due 6/9/2025	1,672,338
3,535,000	4.39%, due 1/8/2026	3,040,100
5,350,000	5.11%, due 5/3/2029	4,601,000
		40,832,570

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Auto Parts & Equipment 0.5%
$1,715,000	Adient U.S. LLC, 9.00%, due 4/15/2025	$1,787,888	(f)
2,470,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 2/1/2028	1,846,325	(f)
	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.
3,595,000	6.25%, due 5/15/2026	3,605,066	(f)(g)
1,840,000	8.50%, due 5/15/2027	1,559,400	(f)
		8,798,679
Banking 2.4%
	Ally Financial, Inc.
3,615,000	4.13%, due 2/13/2022	3,662,863
4,265,000	5.80%, due 5/1/2025	4,545,040
	CIT Group, Inc.
1,625,000	4.13%, due 3/9/2021	1,596,562
7,585,000	5.00%, due 8/15/2022	7,547,075
3,850,000	5.25%, due 3/7/2025	3,803,030	(g)
13,225,000	GMAC LLC, 8.00%, due 11/1/2031	16,090,593
4,600,000	JPMorgan Chase & Co., Ser. HH, 4.60%, due 2/1/2025	4,126,200	(j)(k)
		41,371,363
Brokerage 1.1%
	LPL Holdings, Inc.
15,505,000	5.75%, due 9/15/2025	15,388,712	(f)
4,545,000	4.63%, due 11/15/2027	4,340,475	(f)
		19,729,187
Building & Construction 0.8%
3,155,000	Shea Homes L.P./Shea Homes Funding Corp., 4.75%, due 2/15/2028	2,725,131	(f)
	Taylor Morrison Communities, Inc.
1,375,000	5.88%, due 6/15/2027	1,265,000	(f)
2,875,000	5.75%, due 1/15/2028	2,601,875	(f)
3,473,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 3/1/2024	3,264,620	(f)
	Toll Brothers Finance Corp.
1,735,000	4.88%, due 3/15/2027	1,756,688
2,790,000	3.80%, due 11/1/2029	2,608,650
		14,221,964
Building Materials 1.4%
14,520,000	Beacon Roofing Supply, Inc., 4.88%, due 11/1/2025	12,832,050	(f)(g)
	Jeld-Wen, Inc.
1,675,000	4.63%, due 12/15/2025	1,490,583	(f)
4,425,000	4.88%, due 12/15/2027	3,905,062	(f)(g)
	Masonite Int'l Corp.
1,745,000	5.75%, due 9/15/2026	1,692,650	(f)
4,110,000	5.38%, due 2/1/2028	3,914,775	(f)
		23,835,120
See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Cable & Satellite Television 5.8%
	CCO Holdings LLC/CCO Holdings Capital Corp.
$4,215,000	5.13%, due 5/1/2023	$4,268,994	(f)
3,205,000	5.88%, due 4/1/2024	3,296,984	(f)
12,400,000	5.75%, due 2/15/2026	12,928,240	(f)
5,075,000	5.50%, due 5/1/2026	5,278,558	(f)
14,285,000	5.00%, due 2/1/2028	14,713,550	(f)
5,105,000	4.75%, due 3/1/2030	5,207,100	(f)
7,085,000	4.50%, due 8/15/2030	7,120,425	(f)
5,130,000	4.50%, due 5/1/2032	5,096,335	(f)
	CSC Holdings LLC
2,665,000	5.38%, due 7/15/2023	2,694,981	(f)(g)
4,045,000	6.63%, due 10/15/2025	4,230,463	(f)
5,553,000	10.88%, due 10/15/2025	6,002,515	(f)
3,250,000	5.50%, due 5/15/2026	3,363,750	(f)
14,785,000	5.50%, due 4/15/2027	15,371,780	(f)
4,615,000	7.50%, due 4/1/2028	5,071,597	(f)
4,610,000	5.75%, due 1/15/2030	4,792,959	(f)
		99,438,231
Chemicals 0.8%
1,365,000	CF Industries, Inc., 5.38%, due 3/15/2044	1,412,775
1,070,000	NOVA Chemicals Corp., 4.88%, due 6/1/2024	960,325	(f)
5,775,000	Starfruit Finco BV/Starfruit U.S. Holdco LLC, 8.00%, due 10/1/2026	5,408,288	(f)(g)
2,660,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.38%, due 9/1/2025	2,267,650	(f)
2,555,000	Tronox Finance PLC, 5.75%, due 10/1/2025	2,261,175	(f)
1,305,000	Tronox, Inc., 6.50%, due 4/15/2026	1,181,025	(f)
		13,491,238
Consumer - Commercial Lease Financing 1.0%
6,502,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	4,746,460	(f)(k)
4,165,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.88%, due 1/16/2024	3,884,441
6,555,000	Avolon Holdings Funding Ltd., 3.63%, due 5/1/2022	6,000,704	(f)
5,830,000	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	3,525,401	(f)(l)
		18,157,006
Diversified Capital Goods 0.6%
3,680,000	Amsted Industries, Inc., 4.63%, due 5/15/2030	3,385,600	(f)
3,680,000	EnerSys, 4.38%, due 12/15/2027	3,551,200	(f)
4,650,000	Resideo Funding, Inc., 6.13%, due 11/1/2026	4,068,750	(f)
		11,005,550
Electric - Generation 3.8%
	Calpine Corp.
670,000	5.50%, due 2/1/2024	664,138	(g)
14,095,000	5.75%, due 1/15/2025	14,023,961
13,345,000	4.50%, due 2/15/2028	12,939,312	(f)
6,780,000	5.13%, due 3/15/2028	6,610,500	(f)
4,005,000	NextEra Energy Operating Partners L.P., 4.50%, due 9/15/2027	4,110,131	(f)
12,205,000	NRG Energy, Inc., 6.63%, due 1/15/2027	13,028,837

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	Vistra Operations Co. LLC
$5,560,000	5.63%, due 2/15/2027	$5,851,900	(f)
7,535,000	5.00%, due 7/31/2027	7,684,947	(f)
		64,913,726
Electric - Integrated 0.8%
	Talen Energy Supply LLC
5,660,000	10.50%, due 1/15/2026	4,669,896	(f)
6,155,000	7.25%, due 5/15/2027	6,093,450	(f)
2,380,000	6.63%, due 1/15/2028	2,239,104	(f)
		13,002,450
Electronics 0.5%
3,750,000	Amkor Technology, Inc., 6.63%, due 9/15/2027	3,853,125	(f)(g)
4,780,000	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/2026	4,935,350	(f)
		8,788,475
Energy - Exploration & Production 2.7%
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.
440,000	10.00%, due 4/1/2022	343,200	(f)
13,975,000	7.00%, due 11/1/2026	8,105,500	(f)
4,425,000	Comstock Escrow Corp., 9.75%, due 8/15/2026	3,827,669
11,005,000	CrownRock L.P./CrownRock Finance, Inc., 5.63%, due 10/15/2025	8,915,261	(f)
	Hilcorp Energy I L.P./Hilcorp Finance Co.
3,760,000	5.75%, due 10/1/2025	2,096,200	(f)
875,000	6.25%, due 11/1/2028	452,813	(f)
6,415,000	Matador Resources Co., 5.88%, due 9/15/2026	3,142,708
4,359,000	Parsley Energy LLC/Parsley Finance Corp., 5.63%, due 10/15/2027	3,726,945	(f)
5,545,000	PDC Energy, Inc., 5.75%, due 5/15/2026	4,229,171
	Range Resources Corp.
3,370,000	4.88%, due 5/15/2025	2,611,750	(g)
5,510,000	9.25%, due 2/1/2026	4,476,875	(f)
	WPX Energy, Inc.
3,890,000	5.25%, due 9/15/2024	3,492,520
1,010,000	5.75%, due 6/1/2026	915,363
		46,335,975
Food - Wholesale 2.0%
	Kraft Heinz Foods Co.
3,820,000	3.95%, due 7/15/2025	3,996,913
8,975,000	5.20%, due 7/15/2045	9,190,310
9,355,000	4.88%, due 10/1/2049	9,293,437	(f)
	Performance Food Group, Inc.
1,310,000	6.88%, due 5/1/2025	1,332,925	(f)
3,525,000	5.50%, due 10/15/2027	3,348,820	(f)
	Sysco Corp.
3,805,000	5.95%, due 4/1/2030	4,474,318
1,500,000	6.60%, due 4/1/2040	1,791,578
740,000	6.60%, due 4/1/2050	920,217
		34,348,518

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Gaming 0.5%
$7,890,000	Churchill Downs, Inc., 5.50%, due 4/1/2027	$7,540,473	(f)
1,690,000	VICI Properties L.P./VICI Note Co., Inc., 4.63%, due 12/1/2029	1,561,138	(f)(g)
		9,101,611
Gas Distribution 8.0%
2,170,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/2024	1,692,600
	Buckeye Partners L.P.
3,945,000	4.13%, due 3/1/2025	3,649,125	(f)
9,825,000	3.95%, due 12/1/2026	8,891,625	(g)
4,760,000	4.13%, due 12/1/2027	4,248,300
3,995,000	4.50%, due 3/1/2028	3,595,500	(f)
3,770,000	5.85%, due 11/15/2043	2,752,100
5,985,000	Cheniere Corpus Christi Holdings LLC, 7.00%, due 6/30/2024	6,391,287
	Cheniere Energy Partners L.P.
8,590,000	5.25%, due 10/1/2025	8,200,014
6,000,000	4.50%, due 10/1/2029	5,535,000	(f)(g)
8,720,000	DCP Midstream LLC, 5.85%, due 5/21/2043	4,011,200	(f)(k)
4,850,000	DCP Midstream Operating L.P., 5.60%, due 4/1/2044	2,522,000
8,605,000	Enterprise Products Operating LLC, 4.20%, due 1/31/2050	8,491,338
	EQT Midstream Partners L.P.
9,680,000	4.75%, due 7/15/2023	9,099,200
2,605,000	4.00%, due 8/1/2024	2,351,013
5,210,000	4.13%, due 12/1/2026	4,467,575
8,027,000	5.50%, due 7/15/2028	7,219,323
	Genesis Energy L.P./Genesis Energy Finance Corp.
2,920,000	6.50%, due 10/1/2025	2,452,800
3,010,000	6.25%, due 5/15/2026	2,513,350
3,630,000	Global Partners L.P./GLP Finance Corp., 7.00%, due 8/1/2027	2,921,424
	MPLX L.P.
1,810,000	3.38%, due 3/15/2023	1,778,251
2,730,000	4.88%, due 12/1/2024	2,711,047
1,775,000	4.80%, due 2/15/2029	1,791,681
305,000	4.70%, due 4/15/2048	272,414
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
1,390,000	5.50%, due 8/15/2022	333,600
11,735,000	5.75%, due 4/15/2025	2,349,347
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
1,645,000	4.75%, due 10/1/2023	1,266,650	(f)
4,090,000	6.00%, due 3/1/2027	2,719,850	(f)
1,885,000	5.50%, due 1/15/2028	1,291,225	(f)
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
4,045,000	5.13%, due 2/1/2025	3,640,500
3,397,000	5.38%, due 2/1/2027	2,887,450	(g)
4,720,000	5.50%, due 3/1/2030	4,023,800	(f)(g)
	Western Midstream Operating L.P.
12,840,000	3.10%, due 2/1/2025	11,716,500
6,905,000	4.05%, due 2/1/2030	6,300,812
4,283,000	Williams Cos., Inc., 4.85%, due 3/1/2048	4,387,454
		138,475,355

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Health Facilities 2.1%
$4,700,000	Columbia/HCA Corp., 7.69%, due 6/15/2025	$5,358,000
	HCA, Inc.
9,840,000	5.38%, due 9/1/2026	10,651,800
3,965,000	5.63%, due 9/1/2028	4,393,537	(g)
815,000	5.88%, due 2/1/2029	933,827
815,000	3.50%, due 9/1/2030	777,814
	MEDNAX, Inc.
1,505,000	5.25%, due 12/1/2023	1,433,181	(f)
4,145,000	6.25%, due 1/15/2027	3,753,049	(f)(g)
3,830,000	Select Medical Corp., 6.25%, due 8/15/2026	3,657,650	(f)
	Tenet Healthcare Corp.
3,345,000	8.13%, due 4/1/2022	3,371,091
2,545,000	6.75%, due 6/15/2023	2,542,455
		36,872,404
Health Services 1.1%
6,955,000	Envision Healthcare Corp., 8.75%, due 10/15/2026	2,325,613	(f)
4,825,000	IQVIA, Inc., 5.00%, due 10/15/2026	4,973,610	(f)
	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA
1,211,000	6.63%, due 5/15/2022	1,100,860	(f)(g)
3,150,000	7.25%, due 2/1/2028	2,827,125	(f)(g)
2,935,000	Team Health Holdings, Inc., 6.38%, due 2/1/2025	1,613,663	(f)(g)
3,217,000	Vizient, Inc., 6.25%, due 5/15/2027	3,380,102	(f)
2,335,000	West Street Merger Sub, Inc., 6.38%, due 9/1/2025	2,177,387	(f)
		18,398,360
Hotels 0.5%
	Hilton Domestic Operating Co., Inc.
1,740,000	5.38%, due 5/1/2025	1,744,350	(f)
2,180,000	5.75%, due 5/1/2028	2,207,250	(f)
1,310,000	Hyatt Hotels Corp., 5.38%, due 4/23/2025	1,336,018
3,665,000	Marriott Int'l, Inc., Ser. EE, 5.75%, due 5/1/2025	3,828,209
		9,115,827
Insurance Brokerage 1.1%
6,705,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	6,688,908	(f)
6,505,000	AssuredPartners, Inc., 7.00%, due 8/15/2025	6,057,781	(f)
3,301,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	3,086,435	(f)(g)
3,065,000	HUB Int'l Ltd., 7.00%, due 5/1/2026	3,023,469	(f)
		18,856,593
Integrated Energy 1.2%
	Occidental Petroleum Corp.
1,790,000	3.13%, due 2/15/2022	1,629,258
5,445,000	2.70%, due 2/15/2023	4,677,255
5,780,000	2.90%, due 8/15/2024	4,391,066
5,820,000	7.50%, due 5/1/2031	4,452,300
6,700,000	6.60%, due 3/15/2046	4,958,000
		20,107,879

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Investments & Misc. Financial Services 0.5%
	MSCI, Inc.
$3,355,000	5.75%, due 8/15/2025	$3,504,633	(f)
5,025,000	5.38%, due 5/15/2027	5,414,438	(f)(g)
		8,919,071
Machinery 1.3%
	CFX Escrow Corp.
4,060,000	6.00%, due 2/15/2024	4,120,900	(f)
345,000	6.38%, due 2/15/2026	355,764	(f)
9,195,000	Harsco Corp., 5.75%, due 7/31/2027	8,668,126	(f)(g)
5,355,000	RBS Global, Inc./Rexnord LLC, 4.88%, due 12/15/2025	5,221,125	(f)
4,790,000	Terex Corp., 5.63%, due 2/1/2025	4,345,009	(f)(g)
		22,710,924
Managed Care 2.2%
	Centene Corp.
2,850,000	4.75%, due 5/15/2022	2,878,500
4,255,000	4.75%, due 1/15/2025	4,354,354
3,485,000	5.25%, due 4/1/2025	3,633,113	(f)
6,065,000	4.25%, due 12/15/2027	6,345,506	(f)
10,710,000	4.63%, due 12/15/2029	11,727,450	(f)
10,935,000	MPH Acquisition Holdings LLC, 7.13%, due 6/1/2024	9,745,491	(f)
		38,684,414
Media Content 3.4%
	Netflix, Inc.
2,455,000	5.50%, due 2/15/2022	2,553,200
3,675,000	3.63%, due 6/15/2025	3,716,344	(f)
10,165,000	4.88%, due 4/15/2028	10,809,766
4,560,000	5.88%, due 11/15/2028	5,156,676
7,865,000	5.38%, due 11/15/2029	8,638,129	(f)
	Sirius XM Radio, Inc.
1,725,000	3.88%, due 8/1/2022	1,735,781	(f)
3,170,000	4.63%, due 5/15/2023	3,189,812	(f)
675,000	4.63%, due 7/15/2024	688,230	(f)
4,595,000	5.38%, due 4/15/2025	4,738,594	(f)(g)
3,740,000	5.38%, due 7/15/2026	3,880,250	(f)
4,645,000	5.00%, due 8/1/2027	4,750,674	(f)
9,130,000	5.50%, due 7/1/2029	9,628,498	(f)
		59,485,954
Medical Products 0.7%
3,955,000	Avantor, Inc., 9.00%, due 10/1/2025	4,289,198	(f)
	Hologic, Inc.
3,610,000	4.38%, due 10/15/2025	3,626,606	(f)
3,525,000	4.63%, due 2/1/2028	3,577,875	(f)(g)
		11,493,679

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Metals - Mining Excluding Steel 1.1%
	Freeport-McMoRan, Inc.
$2,635,000	3.55%, due 3/1/2022	$2,655,290
3,090,000	5.00%, due 9/1/2027	2,998,381	(g)
1,100,000	4.13%, due 3/1/2028	1,020,250
2,135,000	5.25%, due 9/1/2029	2,108,313	(g)
725,000	5.40%, due 11/14/2034	681,500
1,735,000	5.45%, due 3/15/2043	1,596,807
1,110,000	Howmet Aerospace, Inc., 6.88%, due 5/1/2025	1,135,106
2,774,000	Hudbay Minerals, Inc., 7.63%, due 1/15/2025	2,509,083	(f)(g)
4,740,000	Novelis Corp., 5.88%, due 9/30/2026	4,608,702	(f)
		19,313,432
Oil Field Equipment & Services 0.6%
4,475,000	Archrock Partners L.P./Archrock Partners Finance Corp., 6.25%, due 4/1/2028	3,333,875	(f)
	Precision Drilling Corp.
3,995,000	7.75%, due 12/15/2023	1,757,800
5,425,000	5.25%, due 11/15/2024	2,061,500
4,345,000	USA Compression Partners L.P./USA Compression Finance Corp., 6.88%, due 9/1/2027	3,562,900
		10,716,075
Packaging 2.7%
5,080,000	ARD Finance SA, 6.50% Cash/7.25% PIK, due 6/30/2027	4,715,256	(f)(l)
	Ball Corp.
1,650,000	4.00%, due 11/15/2023	1,699,500
4,395,000	5.25%, due 7/1/2025	4,845,487
6,375,000	Berry Global Escrow Corp., 5.63%, due 7/15/2027	6,582,187	(f)(g)
2,275,000	Berry Global, Inc., 4.50%, due 2/15/2026	2,245,653	(f)
4,955,000	Berry Plastics Corp., 5.13%, due 7/15/2023	4,985,969	(g)
	BWAY Holding Co.
1,515,000	5.50%, due 4/15/2024	1,397,133	(f)(g)
4,335,000	7.25%, due 4/15/2025	3,392,138	(f)(g)
4,400,000	Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, due 9/30/2026	4,409,020
4,045,000	Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, due 2/1/2026	4,156,237
4,850,000	Reynolds Group Issuer, Inc., 5.13%, due 7/15/2023	4,874,250	(f)
3,295,000	Trident TPI Holdings, Inc., 9.25%, due 8/1/2024	2,883,125	(f)
		46,185,955
Pharmaceuticals 0.8%
1,335,000	Bausch Health Cos., Inc., 5.75%, due 8/15/2027	1,407,891	(f)
	Valeant Pharmaceuticals Int'l, Inc.
1,445,000	6.50%, due 3/15/2022	1,473,611	(f)
1,815,000	7.00%, due 3/15/2024	1,883,407	(f)
8,840,000	6.13%, due 4/15/2025	8,933,925	(f)
		13,698,834
Real Estate Development & Management 0.2%
	Realogy Group LLC/Realogy Co-Issuer Corp.
2,490,000	4.88%, due 6/1/2023	1,893,346	(f)(g)
3,235,000	9.38%, due 4/1/2027	2,264,500	(f)
		4,157,846

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Real Estate Investment Trusts 0.7%
	ESH Hospitality, Inc.
$2,343,000	5.25%, due 5/1/2025	$2,202,420	(f)
6,325,000	4.63%, due 10/1/2027	5,724,125	(f)
	MPT Operating Partnership L.P./MPT Finance Corp.
855,000	6.38%, due 3/1/2024	882,950
4,125,000	5.50%, due 5/1/2024	4,104,375
		12,913,870
Recreation & Travel 1.1%
2,920,000	Cedar Fair L.P., 5.25%, due 7/15/2029	2,511,200	(f)(g)
	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp.
4,445,000	5.50%, due 5/1/2025	4,456,112	(f)
3,105,000	5.38%, due 4/15/2027	2,763,450
4,480,000	Motion Bondco DAC, 6.63%, due 11/15/2027	3,539,200	(f)(g)
2,095,000	Six Flags Entertainment Corp., 5.50%, due 4/15/2027	1,813,642	(f)(g)
2,475,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	2,561,130	(f)
590,000	Vail Resorts, Inc., 6.25%, due 5/15/2025	609,175	(f)(i)
		18,253,909
Restaurants 1.8%
	1011778 BC ULC/New Red Finance, Inc.
905,000	5.75%, due 4/15/2025	954,775	(f)(g)
14,563,000	5.00%, due 10/15/2025	14,635,815	(f)
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
6,665,000	5.00%, due 6/1/2024	6,867,483	(f)
6,590,000	5.25%, due 6/1/2026	6,738,275	(f)
1,175,000	Yum! Brands, Inc., 7.75%, due 4/1/2025	1,280,897	(f)
		30,477,245
Software - Services 4.6%
7,669,000	CDK Global, Inc., 4.88%, due 6/1/2027	7,649,827	(g)
5,915,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, due 12/1/2027	6,077,662	(f)
710,000	Granite Merger Sub 2, Inc., 11.00%, due 7/15/2027	688,700	(f)
5,045,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/2025	5,095,450	(f)
3,855,000	Match Group, Inc., 5.63%, due 2/15/2029	4,038,113	(f)(g)
5,270,000	Open Text Corp., 5.88%, due 6/1/2026	5,533,500	(f)
	Presidio Holdings, Inc.
1,345,000	4.88%, due 2/1/2027	1,315,545	(f)
8,065,000	8.25%, due 2/1/2028	7,958,542	(f)
17,910,000	Rackspace Hosting, Inc., 8.63%, due 11/15/2024	17,643,499	(f)(g)
7,795,000	Solera LLC/Solera Finance, Inc., 10.50%, due 3/1/2024	7,756,025	(f)
14,630,000	SS&C Technologies, Inc., 5.50%, due 9/30/2027	14,995,750	(f)
		78,752,613
Specialty Retail 0.3%
1,160,000	Hanesbrands, Inc., 5.38%, due 5/15/2025	1,160,000	(f)(h)(i)
4,107,000	William Carter Co., 5.63%, due 3/15/2027	4,163,512	(f)
		5,323,512

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Steel Producers - Products 0.3%
$5,396,000	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/2025	$5,058,750	(f)(g)
Support - Services 8.7%
2,880,000	ADT Corp., 4.88%, due 7/15/2032	2,563,200	(f)(g)
	APX Group, Inc.
4,710,000	7.63%, due 9/1/2023	3,673,800	(g)
3,450,000	6.75%, due 2/15/2027	2,932,500	(f)
	Aramark Services, Inc.
6,055,000	6.38%, due 5/1/2025	6,297,200	(f)
11,915,000	5.00%, due 2/1/2028	11,372,272	(f)(g)
9,875,000	ASGN, Inc., 4.63%, due 5/15/2028	9,106,725	(f)
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
2,015,000	5.25%, due 3/15/2025	1,188,850	(f)
4,375,000	5.75%, due 7/15/2027	2,542,969	(f)
5,665,000	frontdoor, Inc., 6.75%, due 8/15/2026	5,877,437	(f)
12,895,000	Garda World Security Corp., 8.75%, due 5/15/2025	12,766,050	(f)
1,858,000	GW B-CR Security Corp., 9.50%, due 11/1/2027	1,858,000	(f)
	Hertz Corp.
2,085,000	5.50%, due 10/15/2024	417,000	(f)
4,335,000	7.13%, due 8/1/2026	877,838	(f)
2,050,000	6.00%, due 1/15/2028	369,000	(f)
2,060,000	IAA Spinco, Inc., 5.50%, due 6/15/2027	2,055,468	(f)
	Iron Mountain, Inc.
8,131,000	4.88%, due 9/15/2027	7,927,725	(f)
9,314,000	5.25%, due 3/15/2028	9,104,435	(f)
10,725,000	4.88%, due 9/15/2029	10,269,187	(f)
13,265,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	11,441,195	(f)
4,440,000	Korn/Ferry Int'l, 4.63%, due 12/15/2027	4,171,380	(f)
	Prime Security Services Borrower LLC/Prime Finance, Inc.
14,060,000	5.75%, due 4/15/2026	13,853,318	(f)
8,620,000	6.25%, due 1/15/2028	7,736,450	(f)
3,515,000	Ritchie Bros Auctioneers, Inc., 5.38%, due 1/15/2025	3,550,150	(f)
6,100,000	ServiceMaster Co. LLC, 5.13%, due 11/15/2024	6,223,220	(f)(g)
4,210,000	Staples, Inc., 7.50%, due 4/15/2026	3,325,900	(f)
2,930,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, due 6/1/2025	2,842,100	(f)
5,445,000	Univar Solutions USA, Inc., 5.13%, due 12/1/2027	5,404,163	(f)
		149,747,532
Technology Hardware & Equipment 3.2%
	CDW LLC/CDW Finance Corp.
7,045,000	4.13%, due 5/1/2025	7,115,450
3,590,000	5.00%, due 9/1/2025	3,697,700
2,135,000	CommScope Finance LLC, 8.25%, due 3/1/2027	2,049,600	(f)(g)
	CommScope Technologies LLC
13,201,000	6.00%, due 6/15/2025	11,747,570	(f)
6,080,000	5.00%, due 3/15/2027	5,198,400	(f)(g)
	Dell Int'l LLC/EMC Corp.
2,850,000	5.85%, due 7/15/2025	3,107,081	(f)
3,460,000	6.10%, due 7/15/2027	3,781,325	(f)
9,515,000	6.20%, due 7/15/2030	10,523,414	(f)
7,705,000	Western Digital Corp., 4.75%, due 2/15/2026	7,866,266	(g)
		55,086,806

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Telecom - Satellite 0.7%
$11,152,000	Intelsat Jackson Holdings SA, 8.00%, due 2/15/2024	$11,450,874	(f)
Telecom - Wireless 2.4%
	Sprint Capital Corp.
2,765,000	6.88%, due 11/15/2028	3,330,028
7,905,000	8.75%, due 3/15/2032	11,106,525
	Sprint Corp.
3,115,000	7.88%, due 9/15/2023	3,503,752
14,131,000	7.13%, due 6/15/2024	15,862,047
6,875,000	7.63%, due 3/1/2026	8,126,938
		41,929,290
Telecom - Wireline Integrated & Services 4.1%
13,010,000	Altice France Holding SA, 6.00%, due 2/15/2028	11,871,625	(f)
	Altice France SA
3,070,000	8.13%, due 2/1/2027	3,324,196	(f)
6,350,000	5.50%, due 1/15/2028	6,412,865	(f)
6,285,000	Frontier Communications Corp., 8.00%, due 4/1/2027	6,408,814	(f)
	Level 3 Financing, Inc.
1,910,000	5.13%, due 5/1/2023	1,905,225	(g)
2,860,000	5.38%, due 5/1/2025	2,902,900
10,865,000	4.63%, due 9/15/2027	10,765,042	(f)
13,020,000	Numericable-SFR SA, 7.38%, due 5/1/2026	13,605,900	(f)
9,000,000	Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, due 2/15/2025	8,662,500	(f)
4,400,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.00%, due 4/15/2023	4,082,320	(f)
		69,941,387
Theaters & Entertainment 0.5%
9,385,000	Live Nation Entertainment, Inc., 4.75%, due 10/15/2027	8,024,081	(f)
	Total Corporate Bonds (Cost $1,568,497,909)	1,499,108,816
Convertible Bonds 0.8%
Cable & Satellite Television 0.6%
13,344,000	DISH Network Corp., 3.38%, due 8/15/2026	10,816,646
Gas Distribution 0.2%
5,000,000	Cheniere Energy, Inc., 4.25%, due 3/15/2045	2,658,570
	Total Convertible Bonds (Cost $15,515,764)	13,475,216

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Short-Term Investments 13.0%
Investment Companies 13.0%
131,192,789	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.22%(m)	$131,192,789	(n)
93,525,111	State Street Navigator Securities Lending Government Money Market Portfolio, 0.20%(m)	93,525,111	(o)
	Total Short-Term Investments (Cost $224,717,900)	224,717,900
	Total Investments 104.1% (Cost $1,879,754,511)	1,795,503,917
	Liabilities Less Other Assets (4.1)%	(70,313,069	)(p)
	Net Assets 100.0%	$1,725,190,848

(a)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2020 and changes periodically.

(b)  All or a portion of this security was purchased on a delayed delivery basis.

(c)  All or a portion of this security had not settled as of April 30, 2020 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(d)  Value determined using significant unobservable inputs.

(e)  The stated interest rates represent the range of rates at April 30, 2020 of the underlying contracts within the Loan Assignment.

(f)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2020, these securities amounted to $999,705,185, which represents 57.9% of net assets of the Fund.

(g)  The security or a portion of this security is on loan at April 30, 2020. Total value of all such securities at April 30, 2020 amounted to $92,211,979 for the Fund (see Note A of the Notes to Financial Statements).

(h)  Security fair valued as of April 30, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2020 amounted to $12,845,000, which represents 0.7% of net assets of the Fund.

(i)  When-issued security. Total value of all such securities at April 30, 2020, amounted to $13,454,175, which represents 0.8% of net assets of the Fund.

(j)  Perpetual Bond Security. The rate reflected was the rate in effect on April 30, 2020. The maturity date reflects the next call date.

(k)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(l)  Payment-in-kind (PIK) security.

(m)  Represents 7-day effective yield as of April 30, 2020.

(n)  All or a portion of this security is segregated in connection with obligations for when-issued securities, delayed delivery securities and/or swaps with a total value of $131,192,789.

(o)  Represents investment of cash collateral received from securities lending.

(p)  Includes the impact of the Fund's open positions in derivatives at April 30, 2020.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

Derivative Instruments

Total return swap contracts ("total return swaps")

At April 30, 2020, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps — Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
GSI	iBoxx USD Liquid High Yield Index	USD	3,072,146	6/20/2020	1.12%	—	3M USD LIBOR	T/3M	$72,146	$(3,905)	$68,241
JPM	iBoxx USD Liquid High Yield Index	USD	27,704,590	6/20/2020	1.12%	—	3M USD LIBOR	T/3M	2,204,590	(42,119)	2,162,471
GSI	iBoxx USD Liquid High Yield Index	USD	2,135,317	6/20/2020	1.12%	—	3M USD LIBOR	T/3M	135,317	(496)	134,821
JPM	iBoxx USD Liquid High Yield Index	USD	10,600,807	6/20/2020	1.12%	—	3M USD LIBOR	T/3M	600,806	(13,017)	587,789
JPM	iBoxx USD Liquid High Yield Index	USD	9,848,108	6/20/2020	1.12%	—	3M USD LIBOR	T/3M	(151,892)	(13,327)	(165,219)
	Total								$2,860,967	$(72,864)	$2,788,103

(a)  The Fund pays a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at April 30, 2020.

At April 30, 2020, the Fund received cash collateral of $200,000 and $3,560,000 from Goldman Sachs International and JPMorgan Chase Bank N.A., respectively, to cover collateral requirements on over-the-counter derivatives.

For the six months ended April 30, 2020, the average notional value of total return swaps for the Fund was $54,556,230 for long positions.

See Notes to Financial Statements

Schedule of Investments High Income Bond Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Industrial Equipment	$—	$—	$3,513,942	$3,513,942
Other Loan Assignments(a)	—	54,688,043	—	54,688,043
Total Loan Assignments	—	54,688,043	3,513,942	58,201,985
Corporate Bonds(a)	—	1,499,108,816	—	1,499,108,816
Convertible Bonds(a)	—	13,475,216	—	13,475,216
Short-Term Investments	—	224,717,900	—	224,717,900
Total Investments	$—	$1,791,989,975	$3,513,942	$1,795,503,917

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2019	Accrued discounts/ (premiums)	Realized gain/(loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2020
Investments in Securities:
Loan Assignments(c)
Health Care	$4,519	$6	$(603)	$(105)	$—	$(3,817)	$—	$—	$—	$—
Industrial Equipment	4,120	7	1	(592)	—	(22)	—	—	3,514	(592)
Total	$8,639	$13	$(602)	$(697)	$—	$(3,839)	$—	$—	$3,514	$(592)

(c)  Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2020:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Swaps
Assets	$—	$2,953,322	$—	$2,953,322
Liabilities	—	(165,219)	—	(165,219)
Total	$—	$2,788,103	$—	$2,788,103

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) April 30, 2020

PRINCIPAL AMOUNT		VALUE
Municipal Notes 98.5%
Alabama 2.3%
$300,000	Birmingham Spec. Care Facs. Fin. Au. Rev. (Methodist Home for The Aging), Ser. 2016-2015-1, 5.75%, due 6/1/2045	$278,610
700,000	Black Belt Energy Gas Dist. Algas Prepay Gas Supply Rev. Proj. # 5, Ser. 2020-A-1, 4.00%, due 10/1/2049 Putable 10/1/2026	750,197
1,000,000	Lower Alabama Gas Dist. Rev. (Gas Proj. 2), Ser. 2020, 4.00%, due 12/1/2050 Putable 12/1/2025	1,063,820
100,000	Taylor-Ryan Imp. Dist. Rev. Ref., Ser. 2005, (LOC: Synovus Bank), 0.75%, due 11/1/2035	100,000	(a)
300,000	Wilsonville IDB PCR Rev. Ref. (Alabama Pwr. Co.), Ser. 2005-D, 0.14%, due 1/1/2024	300,000	(a)
		2,492,627
Arizona 4.4%
500,000	Maricopa Co. Ind. Dev. Au. Ed. Ref. Rev. (Paradise Sch. Proj. Paragon Management, Inc.), Ser. 2016, 5.00%, due 7/1/2036	473,935	(b)
800,000	Maricopa Co. Ind. Dev. Au. Solid Waste Disp. Rev. (Waste Management, Inc. Proj.), Ser. 2001, 3.38%, due 12/1/2031 Putable 6/3/2024	807,624
1,230,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Ref. Rev. (Christian Care Retirement Apts. Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/2025	1,395,951
470,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. (Christian Care Surprise, Inc. Proj.), Ser. 2016, 5.00%, due 1/1/2026	447,257	(b)
250,000	Navajo Nation Ref. Rev., Ser. 2015-A, 5.00%, due 12/1/2025	263,645	(b)
500,000	Phoenix Ind. Dev. Au. Ed. Ref. Rev. (Great Hearts Academies), Ser. 2016-A, 5.00%, due 7/1/2046	513,035
600,000	Phoenix Ind. Dev. Au. Rev. (Deer Valley Veterans Assisted Living Proj.), Ser. 2016-A, 5.13%, due 7/1/2036	486,156
500,000	Pima Co. Ind. Dev. Au. Ed. Ref. Rev. (American Leadership Academy Proj.), Ser. 2015, 5.38%, due 6/15/2035	461,255	(b)
		4,848,858
California 10.9%
990,721	California Hsg. Fin. Agcy. Muni. Cert., Ser. 2019-A, 4.25%, due 1/15/2035	955,213
250,000	California Muni. Fin. Au. Charter Sch. Lease Rev. (Santa Rosa Academy Proj.), Ser. 2015, 5.13%, due 7/1/2035	248,550	(b)
	California Muni. Fin. Au. Charter Sch. Rev. (John Adams Academics Proj.)
500,000	Ser. 2015-A, 4.50%, due 10/1/2025	500,480
400,000	Ser. 2019-A, 5.00%, due 10/1/2049	355,744	(b)
500,000	California Muni. Fin. Au. Charter Sch. Rev. (Palmdale Aerospace Academy Proj.), Ser. 2016, 5.00%, due 7/1/2031	506,310	(b)
400,000	California Muni. Fin. Au. Rev. (Baptist Univ.), Ser. 2015-A, 5.00%, due 11/1/2030	410,416	(b)
830,000	California St. Dept. of Veterans Affairs Home Purchase Ref. Rev., Ser. 2016-A, 2.85%, due 12/1/2027	861,490
470,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Aemerge Redpak Svcs. So. California LLC Proj.), Ser. 2016, 7.00%, due 12/1/2027	235,000	(b)(c)
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Calplant I Green Bond Proj.), Ser. 2019, 7.50%, due 12/1/2039	40,000	(b)
250,000	California St. Poll. Ctrl. Fin. Au. Solid Waste Disp. Rev. (Green Bond-Rialto Bioenergy Fac. LLC, Proj.), Ser. 2019, 7.50%, due 12/1/2040	222,340	(b)
500,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Downtown College Prep-Oblig. Group), Ser. 2016, 4.75%, due 6/1/2036	463,830	(b)
600,000	California St. Sch. Fin. Au. Charter Sch. Rev. (Rocketship Ed.), Ser. 2016-A, 5.00%, due 6/1/2031	590,466	(b)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$300,000	California Statewide CDA College Hsg. Rev. (NCCD-Hooper Street LLC-College of the Arts Proj.), Ser. 2019, 5.25%, due 7/1/2052	$281,856	(b)
400,000	California Statewide CDA Rev. Ref. (Lancer Ed. Std. Hsg. Proj.), Ser. 2016-A, 5.00%, due 6/1/2036	392,192	(b)
135,000	California Statewide CDA Spec. Tax Rev. Ref. (Comm. Facs. Dist. Number 2007-01 Orinda Wilder Proj.), Ser. 2015, 4.50%, due 9/1/2025	143,076
400,000	Del Mar Race Track Au. Ref. Rev., Ser. 2015, 5.00%, due 10/1/2038	400,808
	Golden St. Tobacco Securitization Corp. Tobacco Settlement Rev. Ref.
500,000	Ser. 2018-A-1, 5.00%, due 6/1/2047	485,965
4,500,000	Ser. 2018-A-2, 5.00%, due 6/1/2047	4,373,685
500,000	Tobacco Securitization Au. Southern California Tobacco Settlement Rev. Ref. (San Diego Co. Asset Securitization Corp.), Ser. 2019-A, Class 1, 5.00%, due 6/1/2048	528,225
		11,995,646
Colorado 4.1%
750,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (Commonspirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	712,657
471,000	Crystal Crossing Metro. Dist. Ref. G.O., Ser. 2016, 4.50%, due 12/1/2026	457,275
500,000	Denver Convention Ctr. Hotel Au. Ref. Rev., Ser. 2016, 5.00%, due 12/1/2027	511,515
1,250,000	Denver Hlth. & Hosp. Au. Healthcare Rev. Ref., Ser. 2019-A, 4.00%, due 12/1/2040	1,259,400
500,000	Littleton Village Metro. Dist. Number 2 Ref. G.O., Ser. 2015, 5.38%, due 12/1/2045	457,645
	Park Creek Metro. Dist. Ref. Tax Allocation Rev. (Sr. Ltd. Prop. Tax Supported)
250,000	Ser. 2015-A, 5.00%, due 12/1/2034	287,213
250,000	Ser. 2015-A, 5.00%, due 12/1/2035	286,645
500,000	Ser. 2015-A, 5.00%, due 12/1/2045	563,220
		4,535,570
Florida 4.3%
500,000	Broward Co. IDR (Florida Pwr. & Lt. Co. Proj.), Ser. 2018-A, 0.27%, due 12/1/2048	500,000	(a)
200,000	Cap. Trust Agcy. Sr. Living Rev. (H-Bay Ministries, Inc. Superior Residences-Third Tier), Ser. 2018-C, 7.50%, due 7/1/2053	151,928	(b)
650,000	Florida Dev. Fin. Corp. Ed. Facs. Rev. Ref. (Pepin Academies, Inc.), Ser. 2016-A, 5.00%, due 7/1/2036	556,212
450,000	Florida St. Dev. Fin. Corp. Ed. Facs. Rev. (Renaissance Charter Sch., Inc. Proj.), Ser. 2015-A, 6.00%, due 6/15/2035	463,311	(b)
350,000	Florida St. Dev. Fin. Corp. Sr. Living Rev. (Tuscan Isle Champions Gate Proj.), Ser. 2016-A, 6.38%, due 6/1/2046	255,500	(b)(c)
425,000	Florida St. Hsg. Fin. Corp. Rev., Ser. 2015-1, (GNMA/FNMA/FHLMC Insured), 3.75%, due 7/1/2035	446,951
400,000	Greater Orlando Aviation Au. Arpt. Facs. Spec. Purp. Rev. (JetBlue Airways Corp. Proj.), Ser. 2013, 5.00%, due 11/15/2036	390,764
200,000	Lee Co. Ind. Dev. Au. Rev. (Florida Pwr. & Lt. Co. Proj.), Ser. 2016-A, 0.32%, due 12/1/2046	200,000	(a)
850,000	St. Lucie Co. Solid Waste Disp. Rev. Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 2003, 0.27%, due 5/1/2024	850,000	(a)
1,000,000	Village Comm. Dev. Dist. Number 13 Spec. Assessment Rev., Ser. 2019, 3.70%, due 5/1/2050	891,680
		4,706,346
Georgia 1.5%
250,000	Cobb Co. Dev. Au. Sr. Living Ref. Rev. (Provident Village Creekside Proj.), Ser. 2016-A, 6.00%, due 7/1/2036	196,970	(b)(c)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$500,000	DeKalb Co. Hsg. Au. Sr. Living Rev. Ref. (Baptist Retirement Comm. of Georgia Proj.), Ser. 2019-A, 5.13%, due 1/1/2049	$354,110	(b)
1,000,000	Muni. Elec. Au. of Georgia (Plant Vogtle units 3&4 Proj. M Bonds), Ser. 2019-A, 5.00%, due 1/1/2056	1,055,360
		1,606,440
Hawaii 0.5%
	Hawaii St. Dept. of Budget & Fin. Spec. Purp. Rev. Ref.
250,000	Ser. 2015, 5.00%, due 1/1/2035	202,428	(b)
500,000	Ser. 2015, 5.00%, due 1/1/2045	360,015	(b)
		562,443
Illinois 10.5%
	Chicago G.O.
2,000,000	Ser. 2019-A, 5.00%, due 1/1/2044	1,864,760
500,000	Ser. 2019-A, 5.50%, due 1/1/2049	493,305
200,000	Chicago O'Hare Int'l Arpt. Rev. Ref., Ser. 2015-A, 5.00%, due 1/1/2028	219,954
500,000	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/2048	522,700
500,000	Chicago Ref. G.O., Ser. 2012-C, 5.00%, due 1/1/2024	504,990
155,000	Chicago Wastewater Rev. (Second Lien Proj.), Ser. 2014, 5.00%, due 11/1/2027	164,948
500,000	Chicago Wastewater Transmission Rev. Ref. (Second Lien), Ser. 2008-C, 5.00%, due 1/1/2039	542,585
400,000	Illinois Fin. Au. Charter Sch. Rev. (Intrinsic Sch.-Belmont Sch. Proj.), Ser. 2015-A, 5.75%, due 12/1/2035	402,820	(b)
425,000	Illinois Fin. Au. Rev. Ref. (Rosalind Franklin Univ. of Medicine & Science), Ser. 2017-A, 5.00%, due 8/1/2047	423,228
2,000,000	Illinois St. G.O., Ser. 2017-D, 5.00%, due 11/1/2028	1,930,240
	Illinois St. G.O. Ref.
860,000	Ser. 2016, 5.00%, due 2/1/2024	853,928
1,055,000	Ser. 2016, 5.00%, due 2/1/2025	1,040,979
485,000	Ser. 2016, 5.00%, due 2/1/2026	474,965
395,000	Illinois St. Sales Tax Rev., Ser. 1992-P, 6.50%, due 6/15/2022	401,968
1,235,000	Peoria City G.O., Ser. 2016-A, 0.76%, due 1/1/2031	1,235,000	(a)
500,000	Upper Illinois River Valley Dev. Au. Rev. Ref. (Cambridge Lakes Learning Ctr.), Ser. 2017-A, 5.25%, due 12/1/2047	432,290	(b)
		11,508,660
Indiana 1.0%
250,000	Indiana Hsg. & CDA Single Family Mtge. Rev., Ser. 2017-C-3, (GNMA/FNMA/FHLMC Insured), 0.60%, due 7/1/2047	250,000	(a)
700,000	Indianapolis Econ. Dev. Rev. Ref. (Brookhaven Co. Line Apts. Proj.), Ser. 2013-A, 6.25%, due 7/1/2043 Pre-Refunded 7/1/23	784,042
		1,034,042
Iowa 0.4%
400,000	Iowa Higher Ed. Loan Au. Ref. Rev. (Wartburg College Proj.), Ser. 2015, 5.00%, due 10/1/2032	383,552

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Kansas 0.4%
$500,000	Goddard Kansas Sales Tax Spec. Oblig. Rev. Ref. (Olympic Park Star Bond Proj.), Ser. 2019, 3.60%, due 6/1/2030	$437,145
Kentucky 3.4%
405,000	Kentucky Econ. Dev. Fin. Au. (Sr. Next Generation Information Hwy. Proj.), Ser. 2015-A, 4.00%, due 7/1/2029	388,342
435,000	Kentucky Econ. Dev. Fin. Au. Rev. Ref. (Owensboro Hlth., Inc. Obligated Group), Ser. 2017-A, (AGM Insured), 4.00%, due 6/1/2037	463,493
1,000,000	Kentucky Muni. Pwr. Agcy. Pwr. Sys. Rev. Ref. (Prairie St. Proj.), Ser. 2019-A, 4.00%, due 9/1/2045	1,023,060
200,000	Kentucky St. Pub. Energy Au. Gas Supply Rev., Ser. 2018-A, 4.00%, due 4/1/2048 Putable 4/1/2024	209,816
500,000	Louisville & Jefferson Co. Metro. Gov't Hlth. Sys. Rev. (Norton Hlth. Care, Inc.), Ser. 2020-A, 3.00%, due 10/1/2043	457,590
700,000	Louisville & Jefferson Co. Reg. Arpt. Au. Spec. Fac. Rev. (UPS Worldwide Forwarding Inc. Proj.), Ser. 1999-B, 0.15%, due 1/1/2029	700,000	(a)
475,000	Ohio Co. PCR Ref. (Big Rivers Elec. Corp. Proj.), Ser. 2010-A, 6.00%, due 7/15/2031	476,031
		3,718,332
Louisiana 1.7%
250,000	Greater Ouachita Wtr. Co., Inc. Waterworks & Swr. Sys. Rev. Ref., Ser. 2019, (BAM Insured), 4.00%, due 9/1/2037	278,435
400,000	Louisiana Local Gov't Env. Facs. & Comm. Dev. Au. Rev. Ref. (Westside Habilitation Ctr. Proj.), Ser. 2017-A, 5.75%, due 2/1/2032	358,004	(b)
300,000	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Lafourche Parish Gomesa Proj.), Ser. 2019, 3.95%, due 11/1/2043	223,365	(b)
500,000	New Orleans Aviation Board Rev. (Gen. Arpt. Terminal), Ser. 2017-B, 5.00%, due 1/1/2026	573,015
500,000	St. John the Baptist Parish LA Rev. Ref. (Marathon Oil Corp. Proj.), Ser. 2017-A-1, 2.00%, due 6/1/2037 Putable 4/1/2023	447,950
		1,880,769
Maine 0.6%
445,000	Maine St. Ed. Loan Au. Std. Loan Rev. (Supplemental Ed. Loan), Ser. 2014-A-1, (AGM Insured), 4.00%, due 12/1/2020	449,953
200,000	Maine St. Fin. Au. Solid Waste Disp. Rev. (Casella Waste Sys. Proj.), Ser. 2015, 5.13%, due 8/1/2035 Putable 8/1/2025	207,562	(b)
		657,515
Maryland 0.2%
250,000	Baltimore Spec. Oblig. Ref. Rev. Sr. Lien (Harbor Point Proj.), Ser. 2019-A, 3.63%, due 6/1/2046	190,455	(b)
Michigan 2.2%
1,000,000	Michigan St. Fin. Au. Rev. Ref. (Std. Loan), Ser. 2014-25-A, 5.00%, due 11/1/2020	1,012,630
1,000,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-C, 2.15%, due 6/1/2023	1,008,630
400,000	Summit Academy Pub. Sch. Academy Ref. Rev., Ser. 2005, 6.38%, due 11/1/2035	390,212
		2,411,472

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Minnesota 0.7%
$500,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Academia Cesar Chavez Sch. Proj.), Ser. 2015-A, 5.25%, due 7/1/2050	$412,110
300,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Twin Cities Academy Proj.), Ser. 2015-A, 5.00%, due 7/1/2035	298,404
		710,514
Missouri 0.3%
355,000	St. Louis Co. Ind. Dev. Au. Ref. Rev. (Nazareth Living Ctr. Proj.), Ser. 2015-A, 5.13%, due 8/15/2045	315,655
Nevada 0.4%
500,000	Director of the St. of Nevada Dept. of Bus. & Ind. Rev. (Somerset Academy), Ser. 2015-A, 5.13%, due 12/15/2045	455,850	(b)
New Jersey 5.3%
	Atlantic City G.O. Ref.
200,000	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2026	235,988
200,000	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2032	234,930
200,000	Ser. 2017-A, (BAM Insured), 5.00%, due 3/1/2042	227,986
200,000	Essex Co. Imp. Au. Solid Waste Disp. Rev. (Covanta Energy Proj.), Ser. 2015, 5.25%, due 7/1/2045	200,432	(b)
350,000	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/2047	360,686
250,000	New Jersey Higher Ed. Assist. Au. Rev. (Std. Loan Rev.), Ser. 2017-1A, 5.00%, due 12/1/2025	283,278
750,000	New Jersey Higher Ed. Assist. Au. Rev. Ref. (Std. Loan Rev.), Ser. 2018-B, 5.00%, due 12/1/2027	873,607
	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.)
1,265,000	Ser. 2017, 5.00%, due 10/1/2026	1,292,830
1,000,000	Ser. 2017, 5.00%, due 10/1/2028	1,015,160
1,250,000	New Jersey St. Trans. Trust Fund Au., Ser. 2019-BB, 4.00%, due 6/15/2050	1,107,487
		5,832,384
New Mexico 0.4%
500,000	Winrock Town Ctr. Tax Increment Dev. Dist. Number 1 Tax Allocation Sr., Lien Rev. (Gross Receipts Tax Increment Bonds), Ser. 2015, 5.25%, due 5/1/2025	484,235	(b)
New York 4.7%
275,000	Build NYC Res. Corp. Rev. (Consortium for Worker Ed., Inc. Proj.), Ser. 2020, 5.00%, due 12/1/2039	245,014	(b)
750,000	New York Liberty Dev. Corp. Rev. Ref. (Bank of American Tower at One Bryant Park Proj.), Ser. 2019, Class 3, 2.80%, due 9/15/2069	696,353
400,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (St. Josephs College), Ser. 2010, 5.25%, due 7/1/2025	400,312
300,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Montefiore Obligated Group), Ser. 2018-A, 4.00%, due 8/1/2037	295,443
900,000	New York St. Dorm. Au. Rev. Ref. Non St. Supported Debt (Orange Reg. Med. Ctr.), Ser. 2017, 5.00%, due 12/1/2022	954,864	(b)
500,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (American Airlines, Inc., John F Kennedy Int'l Arpt. Proj.), Ser. 2016, 5.00%, due 8/1/2031	487,450

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$500,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (Delta Airlines, Inc.-LaGuardia Arpt. Term. C&D Redev.), Ser. 2018, 5.00%, due 1/1/2028	$501,180
40,000	New York St. Trans. Dev. Corp. Spec. Fac. Rev. (LaGuardia Arpt. Term. B Redev. Proj.), Ser. 2016-A, 4.00%, due 7/1/2041	36,482
1,285,000	Oneida Co. Local Dev. Corp. Rev. Ref. (Mohawk Valley Hlth. Sys. Proj.), Ser. 2019-A, (AGM Insured), 3.00%, due 12/1/2044	1,167,590
420,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%, due 10/15/2039	405,304
		5,189,992
North Carolina 2.0%
1,750,000	Columbus Co. Ind. Facs. & Poll. Ctrl. Fin. Au. Rev. Ref. (AMT Int'l Paper Co. Proj.), Ser. 2019-C, 2.10%, due 3/1/2027 Putable 10/1/2024	1,690,325
250,000	North Carolina Med. Care Commission Hlth. Care Fac. First Mtge. Rev. (Lutheran Svcs. for Aging, Inc.), Ser. 2012-A, 5.00%, due 3/1/2037	242,513
250,000	North Carolina Med. Care Commission Retirement Facs. First Mtge. Rev. (Sharon Towers), Ser. 2019-A, 5.00%, due 7/1/2049	247,710
		2,180,548
North Dakota 0.4%
500,000	Grand Forks Co. Solid Waste Disp. Ref. Rev. (Green Bond-Red River Biorefinery, LLC Proj.), Ser. 2020, 6.38%, due 12/15/2043	378,200
Ohio 6.6%
3,880,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, Class 2, 5.00%, due 6/1/2055	3,453,239
500,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC), Ser. 2019-D, 5.00%, due 7/1/2049	466,595	(b)
1,000,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (Pratt Paper LLC Proj.), Ser. 2017, 4.50%, due 1/15/2048	966,450	(b)
1,500,000	Ohio St. Air Quality Dev. Au. Rev. (Ohio Valley Elec. Corp. Proj.), Ser. 2014-B, 2.60%, due 6/1/2041 Putable 10/1/2029	1,435,020
750,000	Ohio St. Air Quality Dev. Au. Rev. Ref. (Ohio Valley Elec. Corp. Proj.), Ser. 2019-A, 3.25%, due 9/1/2029	687,405
250,000	Port Au. of Greater Cincinnati Dev. Rev. (Convention Ctr. Hotel Acquisition and Demolition Proj.), Ser. 2020-A, 3.00%, due 5/1/2023	243,257
		7,251,966
Oklahoma 0.3%
325,000	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.50%, due 8/15/2057	337,646
Pennsylvania 2.4%
500,000	Commonwealth Fin. Au. Tobacco Master Settlement Payment Rev. (Tobacco Master Settlement Payment Bonds), Ser. 2018, 5.00%, due 6/1/2020	501,050
200,000	Luzerne Co. G.O. Ref, Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2027	244,836
750,000	Pennsylvania Econ. Dev. Fin. Au. Rev. (Bridges Finco LP), Ser. 2016-C, 5.00%, due 12/31/2038	763,590
400,000	Pennsylvania Econ. Dev. Fin. Au. Rev. Ref. (Tapestry Moon Sr. Hsg. Proj.), Ser. 2018-A, 6.75%, due 12/1/2053	342,768	(b)

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$300,000	Pennsylvania St. Econ. Dev. Fin. Au. Solid Waste Disp. Rev. (CarbonLite P LLC Proj.), Ser. 2019, 5.75%, due 6/1/2036	$263,871	(b)
500,000	Pennsylvania St. Turnpike Commission Turnpike Rev., Subser. 2017-B-1, 5.25%, due 6/1/2047	554,170
		2,670,285
Puerto Rico 4.8%
2,500,000	Puerto Rico Elec. Pwr. Au. Rev., Ser. 2012-A, 5.00%, due 7/1/2042	1,484,375	(c)
4,045,000	Puerto Rico Sales Tax Fin. Corp. Sales Tax Rev., Ser. 2018-A-1, 5.00%, due 7/1/2058	3,790,448
		5,274,823
Rhode Island 1.3%
	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.)
665,000	Ser. 2013-A, 3.25%, due 12/1/2022	669,575
675,000	Ser. 2017-A, 5.00%, due 12/1/2024	756,189
		1,425,764
South Carolina 1.1%
500,000	Lancaster Co. Assessment Rev. Ref. (Walnut Creek Imp. Dist.), Ser. 2016-A-1, 5.00%, due 12/1/2031	482,930
325,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	280,215	(b)
500,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Repower South Berkeley LLC Proj.), Ser. 2017, 6.25%, due 2/1/2045	386,135	(b)
		1,149,280
Texas 6.6%
750,000	Anson Ed. Facs. Corp. Ed. Rev. (Arlington Classics Academy), Ser. 2016-A, 5.00%, due 8/15/2045	767,182
400,000	Fort Bend Co. Ind. Dev. Corp. Rev. (NRG Energy, Inc.), Ser. 2012-A, 4.75%, due 5/1/2038	407,372
400,000	Harris Co. Cultural Ed. Fac. Fin. Corp. Rev. (Methodist Hosp.), Subser. 2008-C-1, 0.12%, due 12/1/2024	400,000	(a)
400,000	Houston Arpt. Sys. Rev., Ser. 2015-B-1, 5.00%, due 7/15/2030	395,880
300,000	Mission Econ. Dev. Corp. Wtr. Supply Rev. (Green Bond-Env. Wtr. Minerals Proj.), Ser. 2015, 7.75%, due 1/1/2045	150,000	(b)(c)
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Rev. (Beta Academy), Ser. 2019, 5.00%, due 8/15/2049	446,495	(b)
250,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Bridgemoor Plano Proj.), Ser. 2018-A, 7.25%, due 12/1/2053	216,678
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Sr. Living Rev. (Cardinal Bay, Inc. Village On The Park Carriage), Ser. 2016-C, 5.75%, due 7/1/2051	410,365
500,000	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (NCCD-College Sta. Properties LLC), Ser. 2015-A, 5.00%, due 7/1/2047	388,620
300,000	Port Beaumont Navigation Dist. Dock & Wharf Fac. Rev. Ref. (Jefferson Gulf Coast Energy Proj.), Ser. 2020-A, 3.63%, due 1/1/2035	245,202	(b)
1,000,000	Texas Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (Sr. North Tarrant Express Managed Lanes Proj.), Ser. 2019-A, 5.00%, due 12/31/2030	1,117,340
1,000,000	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Segment 3C Proj.), Ser. 2019, 5.00%, due 6/30/2058	1,043,230
See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$500,000	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Sr. Lien-Blueridge Trans. Group LLC), Ser. 2016, 5.00%, due 12/31/2040	$494,255
750,000	Texas St. Trans. Commission Turnpike Sys. Rev. Ref., Ser. 2015-C, 5.00%, due 8/15/2034	782,077
		7,264,696
Utah 0.9%
500,000	Utah Charter Sch. Fin. Au. Rev. (Spectrum Academy Proj.), Ser. 2015, 6.00%, due 4/15/2045	500,045	(b)
600,000	Utah Infrastructure Agcy. Telecommunication Rev., Ser. 2019, 4.00%, due 10/15/2036	511,668
		1,011,713
Vermont 1.3%
500,000	Vermont Econ. Dev. Au. Solid Waste Disp. Rev. (Casella Waste Sys., Inc.), Ser. 2013, 4.63%, due 4/1/2036 Putable 4/3/2028	496,225	(b)
	Vermont Std. Assist. Corp. Ed. Loan Rev.
560,000	Ser. 2013-A, 3.90%, due 6/15/2022	577,338
290,000	Ser. 2015-A, 4.13%, due 6/15/2028	303,209
		1,376,772
Virginia 0.5%
400,000	Embrey Mill Comm. Dev Au. Spec. Assessment Rev., Ser. 2015, 5.30%, due 3/1/2035	362,144	(b)
200,000	Virginia College Bldg. Au. Ed. Facs. Rev. (Green Bonds-Marymount Univ. Proj.), Ser. 2015-B, 5.25%, due 7/1/2035	188,222	(b)
		550,366
Washington 0.9%
500,000	Washington St. Hlth. Care Fac. Au. Rev. Ref. (Virginia Mason Med. Ctr.), Ser. 2017, 5.00%, due 8/15/2026	550,135
500,000	Washington St. Hsg. Fin. Commission Rev. Ref. (Bayview Manor Homes), Ser. 2016-A, 5.00%, due 7/1/2046	426,210	(b)
		976,345
West Virginia 0.4%
400,000	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group), Ser. 2018-A, 5.00%, due 1/1/2043	434,460
Wisconsin 2.0%
300,000	Pub. Fin. Au. Ed. Rev. (Research Triangle High Sch. Proj.), Ser. 2015, 5.38%, due 7/1/2035	285,492	(b)
750,000	Pub. Fin. Au. Exempt Facs. Ref. Rev. (Celanese Proj.), Ser. 2016-C, 4.30%, due 11/1/2030	683,445
411,673	Pub. Fin. Au. Rev. (Goodwill Industries of So. Nevada Proj.), Ser. 2015-A, 5.50%, due 12/1/2038	319,895
500,000	Pub. Fin. Au. Rev. (Sr.-Maryland Proton Treatment Ctr. LLC), Ser. 2018-A-1, 6.38%, due 1/1/2048	478,820	(b)
560,000	Wisconsin St. Hlth. & Ed. Fac. Au. Rev. Ref. (St. Camillus Hlth. Sys., Inc.), Ser. 2019-A, 5.00%, due 11/1/2054	462,078
		2,229,730

See Notes to Financial Statements

Schedule of Investments Municipal High Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Other 6.8%
	JP Morgan Chase Putters/Drivers Trust Var. Sts. (Putters)
$5,500,000	Ser. 2019-5027, 0.46%, due 6/1/2021	$5,500,000	(a)(b)
2,000,000	Ser. 2020-5033, 0.46%, due 2/16/2022	2,000,000	(a)(b)
		7,500,000
	Total Municipal Notes (Cost $115,638,879)	107,971,096
NUMBER OF SHARES
Exchange-Traded Funds 0.0%(d)
10	VanEck Vectors High-Yield Municipal Index ETF (Cost $543)	547
	Total Investments 98.5% (Cost $115,639,422)	107,971,643
	Other Assets Less Liabilities 1.5%	1,681,755
	Net Assets 100.0%	$109,653,398

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2020.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2020, these securities amounted to $25,316,838, which represents 23.1% of net assets of the Fund.

(c)  Defaulted security.

(d)  Represents less than 0.05% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$107,971,096	$—	$107,971,096
Exchange-Traded Funds	547	—	—	547
Total Investments	$547	$107,971,096	$—	$107,971,643

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) April 30, 2020

PRINCIPAL AMOUNT		VALUE
Municipal Notes 98.0%
Alabama 1.2%
$565,000	Fort Payne City G.O. (Sch. Warrants), Ser. 2018-B, (AGM Insured), 5.00%, due 5/1/2027	$693,792
Arkansas 1.8%
	Russellville City Wtr. & Swr. Rev.
315,000	Ser. 2018, (AGM Insured), 4.00%, due 7/1/2028	353,339
660,000	Ser. 2018, (AGM Insured), 4.00%, due 7/1/2030	726,567
		1,079,906
California 5.0%
200,000	San Diego Assoc. of Gov't Cap. Grant Receipts Rev. (Green Bond Mid-Coast Corridor Transit Proj.), Ser. 2019-A, 5.00%, due 11/15/2024	224,732
380,000	Univ. of California Reg. Med. Ctr. Pooled Rev. Ref., Ser. 2007-B-2, 0.09%, due 5/15/2032	380,000	(a)
	Univ. of California Rev. Ref.
1,400,000	Ser. 2013-AL-3, 0.06%, due 5/15/2048	1,400,000	(a)
900,000	Ser. 2013-AL-4, 0.06%, due 5/15/2048	900,000	(a)
		2,904,732
District of Columbia 1.4%
725,000	Washington Metro. Area Transit Au. Gross Rev., Ser. 2017-B, 5.00%, due 7/1/2024	832,104
Florida 2.5%
1,225,000	Miami-Dade Co. (Bldg. Better Comm. Prog.), Ser. 2015-D-REMK, 5.00%, due 7/1/2026	1,459,845
Georgia 2.0%
1,000,000	Metropolitan Atlanta Rapid Transit Au. Sales Tax Rev. Ref., Ser. 2016-B, 5.00%, due 7/1/2035	1,159,410
Illinois 3.4%
1,000,000	Cook Co. Comm. Cons. Sch. Dist. # 21 G.O. (Wheeling Sch. Bldg.), Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2035	1,102,030
800,000	Southwestern Illinois Dev. Au. Local Gov't Prog. Rev. Ref. (Flood Prevention Dist. Council Proj.), Ser. 2020, 4.00%, due 4/15/2023	861,744
		1,963,774
Indiana 3.5%
	Anderson Sch. Bldg. Corp. (First Mtge.)
850,000	Ser. 2018, 5.00%, due 1/15/2024	961,248
895,000	Ser. 2018, 5.00%, due 1/15/2026	1,066,500
		2,027,748
Kansas 1.0%
500,000	Wyandotte Co. Unified Sch. Dist. # 203 G.O. Impt., Ser. 2018-A, 5.00%, due 9/1/2035	610,375

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Kentucky 3.9%
$550,000	Kentucky Rural Wtr. Fin. Corp. Pub. Proj. Rev. (Construction Notes), Ser. 2019-E-1, 1.45%, due 6/1/2021	$550,028
500,000	Lewis Co. Sch. Dist. Fin. Corp. Rev., Ser. 2017-B, 2.00%, due 9/1/2022	507,220
1,000,000	Logan-Todd Reg. Wtr. Commission Rev. Ref., Ser. 2016-A, (AGM Insured), 5.00%, due 7/1/2028	1,206,680
		2,263,928
Louisiana 5.8%
250,000	Greater Ouachita Wtr. Co., Inc. Waterworks & Swr. Sys. Rev. Ref., Ser. 2019, (BAM Insured), 4.00%, due 9/1/2037	278,435
845,000	Louisiana Pub. Facs. Au. Rev. Ref. (Hurricane Rec. Prog.), Ser. 2014, 5.00%, due 6/1/2024	965,767
530,000	Louisiana St. Local Gov't Env. Facs. & Comm. Dev. Au. Rev. (Sub. Lien-East Baton Rouge Swr.), Ser. 2014-A, 5.00%, due 2/1/2044	580,255
	Natchitoches Parish Sch. Dist. G.O. # 9
505,000	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2027	614,878
755,000	Ser. 2018, (AGM Insured), 5.00%, due 3/1/2028	935,973
		3,375,308
Massachusetts 0.5%
275,000	Massachusetts Hlth. & Ed. Facs. Au. Rev. (Baystate Med. Ctr.), (LOC: TD Bank N.A.), Ser. 2009-J-2, 0.11%, due 7/1/2044	275,000	(a)
Michigan 10.3%
1,000,000	Dearborn G.O. (Swr.), Ser. 2018, 4.00%, due 4/1/2033	1,120,410
500,000	Livonia Pub. Sch. Dist. G.O., Ser. 2016, (AGM Insured), 5.00%, due 5/1/2028	593,345
750,000	Michigan St. Hsg. Dev. Au. Rev. (Non Ace), Ser. 2016-B, 2.50%, due 12/1/2026	778,883
290,000	Michigan St. Hsg. Dev. Au. Rev. Ref., Ser. 2018-B, 3.15%, due 4/1/2028	313,937
1,000,000	Michigan St. Hsg. Dev. Au. Single Family Mtge. Rev. (Non Ace), Ser. 2018-C, 2.90%, due 12/1/2024	1,054,390
	Trenton Pub. Sch. Dist. G.O. (Sch. Bldg. & Site)
1,025,000	Ser. 2018, 5.00%, due 5/1/2039	1,210,853
785,000	Ser. 2018, 5.00%, due 5/1/2036	938,522
		6,010,340
Minnesota 1.2%
500,000	Minnesota Rural Wtr. Fin. Au. (Pub. Proj. Construction Notes), Ser. 2020, 1.00%, due 8/1/2021	500,035
210,000	St. Paul Hsg. & Redev. Au. Charter Sch. Lease Rev. (Metro Deaf Sch. Proj.), Ser. 2018-A, 5.00%, due 6/15/2038	196,442	(b)
		696,477
Mississippi 3.8%
500,000	Mississippi St. G.O., Ser. 2019-B, 4.00%, due 10/1/2039	556,975
	West Rankin Utils. Au. Rev.
440,000	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2043	507,562
1,000,000	Ser. 2018, (AGM Insured), 5.00%, due 1/1/2048	1,145,600
		2,210,137

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Missouri 4.4%
$1,000,000	Bi- St. Dev. Agcy. of the Missouri-Illinois Metro. Dist. Rev. Ref. (Combined Lien Mass Transit Sales Tax Appropriation), Ser. 2019, 4.00%, due 10/1/2036	$1,103,350
	Missouri St. Env. Imp. & Energy Res. Au. Wtr. PCR
660,000	Ser. 2018-A, 5.00%, due 7/1/2029	837,243
510,000	Ser. 2018-A, 5.00%, due 1/1/2030	646,568
		2,587,161
New Jersey 1.2%
650,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. Multi-Family Rev. Ref., Ser. 2017-A, 2.60%, due 11/1/2024	679,348
New York 11.0%
200,000	Buffalo & Erie Co. Ind. Land Dev. Corp. Rev. Ref. (Charter Sch. for Applied Technologies Proj.), Ser. 2017-A, 4.00%, due 6/1/2022	201,938
125,000	Build NYC Res. Corp. Rev. (Consortium for Worker Ed., Inc. Proj.), Ser. 2020, 5.00%, due 12/1/2039	111,370	(b)
200,000	Build NYC Res. Corp. Rev. (New Dawn Charter Sch. Proj.), Ser. 2019, 5.75%, due 2/1/2049	191,588	(b)
450,000	Monroe Co. Ind. Dev. Corp. Rev. Ref. (Highland Hosp. Rochester Proj.), Ser. 2015, 5.00%, due 7/1/2022	478,935
150,000	Nassau Co. Local Econ. Assist. Corp. Rev. (Catholic Hlth. Svcs. of Long Island Obligated Group Proj.), Ser. 2014, 5.00%, due 7/1/2027	167,442
	New York City Muni. Wtr. Fin. Au. Wtr. & Swr. Sys. Rev. (Second Gen. Resolution Rev. Bonds)
2,500,000	Ser. 2013-AA-1, (LOC: JP Morgan Chase Bank N.A.), 0.12%, due 6/15/2050	2,500,000	(a)
400,000	Ser. 2014-AA-2, (LOC: JP Morgan Chase Bank N.A.), 0.12%, due 6/15/2050	400,000	(a)
1,000,000	New York St. HFA Rev. (Affordable Hsg.), (SONYMA, FNMA/FHLMC Insured), Ser. 2019-O, 1.45%, due 5/1/2023	1,000,540
500,000	New York St. Hsg. Fin. Agcy. Rev. (Climate Bond Certified/ Sustainability Bonds), Ser. 2019-P, 1.55%, due 11/1/2023	500,025
500,000	New York St. Hsg. Fin. Agcy. Rev. (Green Bond), Ser. 2018-F, (SONYMA Insured), 2.15%, due 5/1/2021	500,200
350,000	Rockland Co. G.O. (Pub. Imp.), Ser. 2014-C, (AGM Insured), 4.00%, due 5/1/2021	360,864
		6,412,902
North Carolina 1.2%
	Scotland Co. Rev.
350,000	Ser. 2018, 5.00%, due 12/1/2024	405,979
250,000	Ser. 2018, 5.00%, due 12/1/2026	303,243
		709,222
North Dakota 0.3%
250,000	Grand Forks Co. Solid Waste Disp. Ref. Rev. (Green Bond-Red River Biorefinery, LLC Proj.), Ser. 2020, 6.38%, due 12/15/2043	189,100
Ohio 2.9%
750,000	American Muni. Pwr. Ohio, Inc. Rev. (Comb. Hydroelectric Proj.), Ser. 2018-A, 2.25%, due 2/15/2048 Putable 8/15/2021	753,465

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
	American Muni. Pwr. Ohio, Inc. Rev. Solar Elec. Pre-Payment (Green Bond)
$200,000	Ser. 2019-A, 5.00%, due 2/15/2021	$206,234
300,000	Ser. 2019-A, 5.00%, due 2/15/2022	320,955
175,000	Ser. 2019-A, 5.00%, due 2/15/2023	193,398
250,000	Ohio St. Air Quality Dev. Au. Exempt Facs. Rev. (AMG Vanadium LLC), Ser. 2019-D, 5.00%, due 7/1/2049	233,297	(b)
		1,707,349
Oklahoma 3.9%
935,000	Delaware Co. Ed. Facs. Au. Ed. Facs. Lease Rev. (Grove Pub. Sch. Proj.), Ser. 2015, 5.00%, due 9/1/2022	1,013,138
555,000	Lincoln Co. Ed. Facs. Au. Ed. Facs. Lease Rev. (Stroud Pub. Sch. Proj.), Ser. 2016, 5.00%, due 9/1/2027	664,901
535,000	Tulsa Co. Ind. Au. Ed. Facs. Lease Rev. (Glenpool Pub. Sch. Proj.), Ser. 2017-A, 5.00%, due 9/1/2023	598,922
		2,276,961
Pennsylvania 7.9%
	Allegheny Co. Sanitary Au. Rev.
290,000	Ser. 2018, 5.00%, due 6/1/2030	350,984
565,000	Ser. 2018, 5.00%, due 6/1/2032	675,378
100,000	Pennsylvania St. Econ. Dev. Fin. Au. Solid Waste Disp. Rev. (CarbonLite P LLC Proj.), Ser. 2019, 5.75%, due 6/1/2036	87,957	(b)
	Pennsylvania St. Hsg. Fin. Agcy. Single Family Mtge. Rev.
1,000,000	Ser. 2018-127B, 2.85%, due 4/1/2026	1,058,980
750,000	Ser. 2019-131A, 1.75%, due 4/1/2025	750,705
1,000,000	Philadelphia Au. For Ind. Dev. City Svc. Agreement Rev., Ser. 2018, 5.00%, due 5/1/2030	1,105,060
500,000	Philadelphia Wtr. & Wastewater Rev. Ref., Ser. 2016, 5.00%, due 10/1/2023	557,220
		4,586,284
South Carolina 2.7%
500,000	Allendale Co. Sch. Dist. Energy Savings Spec. Oblig. Rev. Ref. (Impt.), Ser. 2014, 3.00%, due 12/1/2020	505,110
800,000	Newberry Investing in Children's Ed. Installment Purchase Rev. Ref. (Newberry Co. Sch. Dist.), Ser. 2014, 5.00%, due 12/1/2023	902,752
175,000	South Carolina Jobs Econ. Dev. Au. Solid Waste Disp. Rev. (Green Bond-Jasper Pellets LLC, Proj.), Ser. 2018-A, 7.00%, due 11/1/2038	150,885	(b)
		1,558,747
Texas 7.6%
910,000	El Paso Wtr. & Swr. Rev. Ref., Ser. 2014, 5.00%, due 3/1/2024	1,038,310
850,000	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/2024	948,065
1,015,000	Weslaco G.O. Ref., Ser. 2017, (AGM Insured), 5.00%, due 8/15/2027	1,254,905
1,000,000	Ysleta Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2017, (PSF-GTD Insured), 5.00%, due 8/15/2041	1,174,090
		4,415,370
Utah 1.7%
915,000	Grand Co. Sch. Dist. Local Bldg. Au. Rev., Ser. 2019, (AGM Insured), 5.00%, due 12/15/2022	1,005,896

See Notes to Financial Statements

Schedule of Investments Municipal Impact Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
West Virginia 5.2%
$500,000	West Virginia Hosp. Fin. Au. Rev. (Impt. West Virginia Univ. Hlth. Sys. Obligated Group), Ser. 2018-A, 5.00%, due 6/1/2052	$539,145
700,000	West Virginia Hosp. Fin. Au. Rev. (West Virginia Univ. Hlth. Sys.), Ser. 2017-A, 5.00%, due 6/1/2035	783,377
	West Virginia Hsg. Dev. Fund Rev. (Hsg. Fin.)
220,000	Ser. 2018-A, (HUD SECT 8 Insured), 1.88%, due 11/1/2020	220,748
275,000	Ser. 2018-A, (HUD SECT 8 Insured), 2.65%, due 11/1/2024	285,945
990,000	West Virginia Wtr. Dev. Au. Rev. Ref. (Loan Prog.), Ser. 2018-A-IV, 5.00%, due 11/1/2036	1,190,366
		3,019,581
Wisconsin 0.7%
395,000	Oregon Sch. Dist. G.O. (Green Bond-Sch. Bldg. & Impt.), Ser. 2019, 5.00%, due 3/1/2022	423,570
	Total Investments 98.0% (Cost $55,337,363)	57,134,367
	Other Assets Less Liabilities 2.0%	1,179,601
	Net Assets 100.0%	$58,313,968

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2020.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2020, these securities amounted to $971,539, which represents 1.7% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$57,134,367	$—	$57,134,367
Total Investments	$—	$57,134,367	$—	$57,134,367

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited)
April 30, 2020

PRINCIPAL AMOUNT		VALUE
Municipal Notes 100.0%
Alabama 5.6%
$1,000,000	Black Belt Energy Gas Dist. Algas Prepay Gas Supply Rev. Proj. # 5, Ser. 2020-A-1, 4.00%, due 10/1/2049 Putable 10/1/2026	$1,071,710
2,000,000	Black Belt Energy Gas Dist. Gas Supply Rev., Ser. 2017-A, 4.00%, due 8/1/2047 Putable 7/1/2022	2,076,840
6,650,000	Columbia IDB PCR Ref. (Alabama Pwr. Co. Proj.), Ser. 2014-A, 0.17%, due 12/1/2037	6,650,000	(a)
1,500,000	Lower Alabama Gas Dist. Rev.(Gas Proj. 2), Ser. 2020, 4.00%, due 12/1/2050 Putable 12/1/2025	1,595,730
		11,394,280
Alaska 1.1%
2,000,000	Alaska St. Hsg. Fin. Corp. Ref. Rev. (Cap. Proj. Bonds II), Ser. 2014-D, 5.00%, due 12/1/2025	2,277,920
Arizona 0.8%
500,000	Maricopa Co. Ind. Dev. Au. Rev. (Banner Hlth. Obligated Group), Ser. 2017-C, 5.00%, due 1/1/2048 Putable 10/18/2024	574,375
950,000	Maricopa Co. Ind. Dev. Au. Sr. Living Fac. Rev. Ref. (Christian Care Retirement Apts., Inc. Proj.), Ser. 2016-A, 5.00%, due 1/1/2024	1,055,877
		1,630,252
Arkansas 0.3%
610,000	Arkansas Dev. Fin. Au. Hlth. Care Rev. (Baptist Hlth.), Ser. 2019, 4.00%, due 12/1/2044	628,556
California 4.7%
1,691,565	California HFA Muni. Cert., Ser. 2019-2, Class A, 4.00%, due 3/20/2033	1,626,474
1,000,000	California St. G.O. Ref., Ser. 2019, 5.00%, due 4/1/2032	1,314,530
100,000	California Statewide Communities Dev. Au. Rev. (Henry Mayo Newhall Mem. Hosp.), Ser. 2014-A, (AGM Insured), 5.00%, due 10/1/2028	111,313
1,665,000	Contra Costa Co. Redev. Agcy. Successor Agcy. Tax Allocation Ref., Ser. 2017-A, (BAM Insured), 5.00%, due 8/1/2032	1,971,044
	Fresno Joint Pwr. Fin. Au. Lease Rev. Ref. (Master Lease Proj.)
1,110,000	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2027	1,340,269
400,000	Ser. 2017-A, (AGM Insured), 5.00%, due 4/1/2032	468,456
	San Marcos Unified Sch. Dist. G.O. Cap. Appreciation (Election 2010)
740,000	Ser. 2012-B, 0.00%, due 8/1/2026	664,527
645,000	Ser. 2012-B, 0.00%, due 8/1/2027	564,827
1,430,000	Santa Monica-Malibu Unified Sch. Dist. G.O., Ser. 2019-E, 3.00%, due 8/1/2034	1,497,296
		9,558,736
Colorado 2.2%
1,250,000	Colorado Springs Utils. Rev. Ref. (Unrefunded), Ser. 2011-A, 5.00%, due 11/15/2026	1,326,300
945,000	Colorado St. Ed. & Cultural Facs. Au. Rev. Ref. (Alexander Dawson Sch. Proj.), Ser. 2016, 5.00%, due 5/15/2025	1,075,788
750,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (Commonspirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	712,657
1,000,000	Denver Hlth. & Hosp. Au. Healthcare Rev. Ref., Ser. 2019-A, 4.00%, due 12/1/2037	1,028,230
300,000	Westminster Cert. of Participation Ref., Ser. 2013, 4.00%, due 12/1/2025	326,970
		4,469,945

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Connecticut 1.2%
$1,850,000	Connecticut HFA Hsg. Fin. Mtge. Prog. Rev. Ref., Subser. 2017-A-4, 3.65%, due 11/15/2032	$1,952,120
400,000	Connecticut St. G.O. Ref., Ser. 2019-B, 5.00%, due 2/15/2029	479,492
		2,431,612
Delaware 0.7%
	Delaware St. Hlth. Facs. Au. Rev. (Beebe Med. Ctr.)
610,000	Ser. 2018, 5.00%, due 6/1/2027	714,261
500,000	Ser. 2018, 5.00%, due 6/1/2028	590,100
190,000	Univ. of Delaware Rev., Ser. 2004-B, (LOC: Bank of America), 0.11%, due 11/1/2034	190,000	(a)
		1,494,361
District of Columbia 0.4%
	Dist. of Columbia Rev. (Assoc. of American Med. College)
460,000	Ser. 2011-A, 5.00%, due 10/1/2021	487,738
350,000	Ser. 2011-A, 5.00%, due 10/1/2022	385,522
		873,260
Florida 6.7%
700,000	Cape Coral Spec. Obligation Ref. Rev., Ser. 2015, 4.00%, due 10/1/2030	777,679
1,000,000	CityPlace Comm. Dev. Dist. Spec. Assessment Ref. Rev., Ser. 2012, 5.00%, due 5/1/2026	1,115,270
825,000	Escambia Co. Florida Env. Imp. Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2019-B, 2.00%, due 11/1/2033 Putable 10/1/2024	791,818
	Escambia Co. Hlth. Facs. Au. Ref. Rev. (Baptist Hlth. Care Corp. Obligated Group)
1,400,000	Ser. 2020-A, 5.00%, due 8/15/2031	1,567,594
1,000,000	Ser. 2020-A, 4.00%, due 8/15/2045	974,330
340,000	JEA Elec. Sys. Rev., Ser. 2013-A, 5.00%, due 10/1/2029 Pre-Refunded 10/1/2022	374,507
4,100,000	Martin Co. PCR Ref. (Florida Pwr. & Lt. Co. Proj.), Ser. 2000, 0.22%, due 7/15/2022	4,100,000	(a)
2,000,000	Miami-Dade Co. G.O. Ref., Ser. 2015-B, 4.00%, due 7/1/2032	2,148,960
1,155,000	Port St. Lucie Research Facs. Rev. (Oregon Hlth. and Science Univ. Vaccine and Gene Therapy Institute Florida Corp. Proj.), Ser. 2010, 5.00%, due 5/1/2022 Pre-Refunded 5/1/2020	1,155,000
500,000	Village Comm. Dev. Dist. Number 13 Spec. Assessment Rev., Ser. 2019, 3.00%, due 5/1/2029	475,080
		13,480,238
Georgia 2.2%
1,645,000	Bulloch Co. Dev. Au. Std. Hsg. Rev. Ref. (Georgia So. Univ. Hsg. Foundation One LLC), Ser. 2012, (AGM Insured), 5.00%, due 8/1/2022	1,779,413
	Muni. Elec. Au. of Georgia (Plant Vogtle units 3&4 Proj. M Bonds)
500,000	Ser. 2019-A, 5.00%, due 1/1/2032	550,210
400,000	Ser. 2019-A, 5.00%, due 1/1/2033	437,420
	Private Colleges & Univ. Au. Rev. (Savannah College of Art & Design, Inc.)
290,000	Ser. 2014, 5.00%, due 4/1/2022	308,737
540,000	Ser. 2014, 5.00%, due 4/1/2025	594,615
850,000	Savannah Econ. Dev. Au. Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2019-A, 2.00%, due 11/1/2033 Putable 10/1/2024	815,813
		4,486,208

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Illinois 13.5%
$470,000	Bureau Co. Township High Sch. Dist. No. 502 G.O., Ser. 2017-A, (BAM Insured), 5.00%, due 12/1/2033	$562,233
250,000	Chicago Ref. G.O., Ser. 2020-A, 5.00%, due 1/1/2026	255,457
3,225,000	Coles Christian Clark Etc Cos. Comm. College Dist. #517 G.O., Ser. 2020, 5.00%, due 12/1/2022	3,534,052
1,400,000	Cook Co. Sch. Dist. No. 144 Prairie Hills G.O. (Ltd. Sch.), Ser. 2010-A, (AGM Insured), 5.25%, due 12/1/2027 Pre-Refunded 12/1/2020	1,436,400
1,000,000	Cook Co. Sch. Dist. No. 83 G.O. (Ref. Sch.), Ser. 2011-D, 5.13%, due 12/1/2030 Pre-Refunded 12/1/2021	1,069,350
620,000	Dekalb Kane LaSalle Cos. Comm. College Dist. No. 523 G.O., Ser. 2011-B, 0.00%, due 2/1/2025 Pre-Refunded 2/1/2021	484,890
1,000,000	Illinois Fin. Au. Rev. (Downers Grove Comm. High Sch. Dist. No. 99 Proj.), Ser. 2020-A, 4.00%, due 12/15/2032	1,161,900
1,085,000	Illinois Fin. Au. Rev. (LOC Gov't Prog.-Brookfield Lagrange Park Sch. Dist. No. 95 Proj.), Ser. 2018, 4.00%, due 12/1/2038	1,166,527
	Illinois Fin. Au. Rev. (LOC Gov't Prog.-E Prairie Sch. Dist. No. 73 Proj.)
1,065,000	Ser. 2018, (BAM Insured), 5.00%, due 12/1/2029	1,310,216
485,000	Ser. 2018, (BAM Insured), 4.00%, due 12/1/2042	518,693
	Illinois St. Fin. Au. Rev. (Downers Grove Comm. High Sch. Dist. No. 99 Proj.)
1,000,000	Ser. 2019, 4.00%, due 12/15/2030	1,171,230
1,000,000	Ser. 2019, 4.00%, due 12/15/2031	1,158,780
	Illinois St. G.O.
2,945,000	Ser. 2017-D, 5.00%, due 11/1/2027	2,853,204
2,000,000	Ser. 2017-D, 5.00%, due 11/1/2028	1,930,240
1,890,000	Peoria City G.O., Ser. 2016-A, (LOC: BMO Harris Bank N.A.), 0.76%, due 1/1/2031	1,890,000	(a)(b)
	Peoria Co. Sch. Dist. # 150 G.O. Ref.
395,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2026	451,623
1,005,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2027	1,148,906
955,000	Ser. 2020-A, (AGM Insured), 4.00%, due 12/1/2028	1,086,580
500,000	Sales Tax Securitization Corp. Rev. Ref., Ser. 2017-A, 5.00%, due 1/1/2028	565,970
530,000	Sales Tax Securitization Corp. Rev. Ref. Second Lien, Ser. 2020-A, 5.00%, due 1/1/2026	587,171
	So. Illinois Univ. Cert. of Participation (Cap. Imp. Proj.)
500,000	Ser. 2014-A1, (BAM Insured), 4.00%, due 2/15/2026	544,120
500,000	Ser. 2014-A1, (BAM Insured), 5.00%, due 2/15/2027	562,355
	Springfield G.O.
950,000	Ser. 2014, 4.25%, due 12/1/2027	1,055,317
665,000	Ser. 2014, 5.00%, due 12/1/2028	762,449
		27,267,663
Indiana 6.0%
	Indiana Hsg. & CDA Single Family Mtge. Rev.
220,000	Ser. 2017-B-3, (GNMA/FNMA/FHLMC Insured), 0.60%, due 7/1/2047	220,000	(a)
6,150,000	Ser. 2017-C-3, 0.60%, due 7/1/2047	6,150,000	(a)
700,000	Indiana St. Fin. Au. Env. Rev. Ref. (Duke Energy Indiana LLC Proj.), Ser. 2009-A-5, (LOC: Sumitomo Mitsui Banking), 0.20%, due 10/1/2040	700,000	(a)
500,000	Indiana St. Muni. Pwr. Agcy. Ref. Rev., Ser. 2016-C, 5.00%, due 1/1/2027	606,130
4,525,000	Indianapolis Econ. Dev. Rev. Ref. (Brookhaven Co. Line Apts. Proj.), Ser. 2018-A, (LOC: U.S. Bank N.A.), 0.12%, due 7/1/2055	4,525,000	(a)
		12,201,130
Iowa 0.3%
640,000	Iowa St. Fin. Au. Single Family Mtge. Rev. (Non Ace-Mtge.-Backed Sec. Prog.), Ser. 2017-C, (GNMA/FNMA/FHLMC Insured), 2.30%, due 1/1/2026	657,920

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Kansas 1.7%
$500,000	Goddard Kansas Sales Tax Spec. Oblig. Rev. Ref. (Olympic Park Star Bond Proj.), Ser. 2019, 3.60%, due 6/1/2030	$437,145
	Wichita City Sales Tax. Spec. Oblig. Rev. (River Dist. Stadium Star Bond Proj.)
305,000	Ser. 2018, 5.00%, due 9/1/2025	357,451
1,000,000	Ser. 2018, 5.00%, due 9/1/2027	1,209,050
1,245,000	Wyandotte Co. — Kansas City Unified Gov't Utils. Sys. Rev. (Impt.), Ser. 2012-B, 5.00%, due 9/1/2032	1,339,620
		3,343,266
Kentucky 0.8%
1,470,000	Laurel Co. Judicial Ctr. Pub. Properties Corp. Ref. Rev. (Justice Center Proj.), Ser. 2015, 4.00%, due 3/1/2024	1,580,206
Louisiana 0.1%
145,000	Monroe Sales & Use Tax Ref. Rev., Ser. 2012, 4.00%, due 7/1/2023	149,697
Maryland 0.6%
250,000	Baltimore Spec. Oblig. Ref. Rev. Sr. Lien (Harbor Point Proj.), Ser. 2019-A, 3.63%, due 6/1/2046	190,455	(c)
1,050,000	Montgomery Co. Rev. (CHE Trinity Hlth. Credit Group), Ser. 2013, 1.12%, due 12/1/2041 Putable 6/1/2020	1,049,927
		1,240,382
Massachusetts 1.5%
2,890,000	Massachusetts St. Sch. Bldg. Au. Sales Tax Rev., Ser. 2011-B, 5.00%, due 10/15/2035 Pre-Refunded 10/15/2021	3,071,203
Michigan 1.4%
1,000,000	Detroit Downtown Dev. Au. Tax Increment Rev. Ref. (Catalyst Dev. Proj.), Ser. 2018-A, (AGM Insured), 5.00%, due 7/1/2029	1,120,570
1,730,000	Michigan St. Hsg. Dev. Au. Rev., Ser. 2016-B, 2.30%, due 6/1/2025	1,776,831
		2,897,401
Minnesota 0.7%
350,000	Minnesota St. G.O., Ser. 2015-A, 5.00%, due 8/1/2029	414,222
1,000,000	St. Paul Hsg. & Redev. Au. Hlth. Care Rev. Ref. (Fairview Hlth. Svcs. Obligated Group), Ser. 2017-A, 4.00%, due 11/15/2043	1,003,860
		1,418,082
Mississippi 2.7%
1,250,000	Mississippi Dev. Bank Spec. Oblig. (Madison Co. Hwy. Proj.), Ser. 2013-C, 5.00%, due 1/1/2027	1,520,800
300,000	Mississippi St. Bus. Fin. Commission Gulf Opportunity Zone Rev. (Chevron U.S.A., Inc. Proj.), Ser. 2009-F, 0.08%, due 12/1/2030	300,000	(a)
1,325,000	Mississippi St. G.O. Ref., Ser. 2015-C, 5.00%, due 10/1/2026	1,571,158

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$2,100,000	Warren Co. Gulf Opportunity Zone Rev. Ref. (Int'l Paper Co. Proj.), Ser. 2018, 2.90%, due 9/1/2032 Putable 9/1/2023	$2,097,312
		5,489,270
Missouri 1.8%
2,000,000	Missouri St. Hlth. & Ed. Facs. Au. Hlth. Fac. Rev. Ref. (SSM Hlth. Care Oblig.), Ser. 2018-C, 5.00%, due 6/1/2036 Putable 6/1/2023	2,159,860
	Missouri St. Hsg. Dev. Commission Single Family Mtge. Rev. (Non-AMT Spec. Homeownership Loan Prog.)
690,000	Ser. 2014-A, (GNMA/FNMA/FHLMC Insured), 3.80%, due 11/1/2034	720,546
805,000	Ser. 2014-A, (GNMA/FNMA/FHLMC Insured), 4.00%, due 11/1/2039	834,850
		3,715,256
New Jersey 3.5%
1,000,000	New Jersey Econ. Dev. Au. Rev., Ser. 2017-DDD, 5.00%, due 6/15/2042	993,840
1,130,000	New Jersey Hlth. Care Fac. Fin. Au. Rev. (Inspira Hlth. Obligated Group), Ser. 2017-A, 5.00%, due 7/1/2029	1,305,941
1,500,000	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Hosp. Asset Trans. Prog.), Ser. 2017, 5.00%, due 10/1/2028	1,522,740
1,000,000	New Jersey Hlth. Care Facs. Fin. Au. Contract Rev. Ref. (Princeton Hlth. Care Sys.), Ser. 2017, 5.00%, due 10/1/2026	1,022,000
600,000	New Jersey St. Trans. Trust Fund Au., Ser. 2019-BB, 5.00%, due 6/15/2029	616,992
1,000,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref, Ser. 2018-A, 5.00%, due 12/15/2032	1,008,400
200,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref., Ser. 2019-A, 5.00%, due 12/15/2028	207,006
295,000	Union Co. Imp. Au. Rev. (Correctional Fac. Proj.), Ser. 2013, 4.00%, due 6/15/2023	319,674
		6,996,593
New York 6.7%
390,000	Albany Cap. Res. Corp. Ref. Rev. (Albany College of Pharmacy & Hlth. Sciences), Ser. 2014-A, 5.00%, due 12/1/2026	415,588
1,140,000	Hempstead Town Local Dev. Corp. Rev. Ref. (Molloy College Proj.), Ser. 2017, 5.00%, due 7/1/2029	1,257,158
	Long Beach, G.O.
335,000	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/2021	349,914
520,000	Ser. 2014-A, (BAM Insured), 4.00%, due 11/15/2023	561,038
3,000,000	Metropolitan Trans. Au. Rev., Ser. 2020-A-1, 5.00%, due 2/1/2023	2,988,390
1,000,000	Monroe Co. G.O. (Pub. Imp.), Ser. 2019-A, (BAM Insured), 4.00%, due 6/1/2028	1,142,170
500,000	New Paltz Central Sch. Dist. G.O., Ser. 2019, 4.00%, due 2/15/2029	576,870
1,850,000	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Subser. 2016-A-1, 4.00%, due 5/1/2031	2,027,212
	New York City Trust for Cultural Res. Rev. Ref. (Carnegie Hall)
310,000	Ser. 2019, 5.00%, due 12/1/2037	381,926
600,000	Ser. 2019, 5.00%, due 12/1/2038	736,866
300,000	Ser. 2019, 5.00%, due 12/1/2039	367,536
800,000	New York St. Dorm. Au. Personal Income Tax Rev., Ser. 2014-C, 5.00%, due 3/15/2025	906,392
125,000	New York St. Dorm. Au. Personal Income Tax Rev. Ref., Ser. 2015-E, 5.00%, due 3/15/2026	146,909
750,000	New York St. Dorm. Au. Rev. Non St. Supported Debt (Fordham Univ.), Ser. 2020, 4.00%, due 7/1/2046	779,265
500,000	Oneida Co. Local Dev. Corp. Rev. Ref. (Mohawk Valley Hlth. Sys. Proj.), Ser. 2019-A, (AGM Insured), 4.00%, due 12/1/2049	528,495

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$450,000	Yonkers Econ. Dev. Corp. Ed. Rev. (Charter Sch. of Ed. Excellence Proj.), Ser. 2019-A, 5.00%, due 10/15/2049	$417,357
		13,583,086
North Carolina 0.1%
200,000	North Carolina Med. Care Commission Retirement Facs. First Mtge. Rev. (Sharon Towers), Ser. 2019-A, 5.00%, due 7/1/2049	198,168
Ohio 2.0%
1,000,000	Buckeye Tobacco Settlement Fin. Au. Asset-Backed Sr. Ref. Rev., Ser. 2020-B-2, Class 2, 5.00%, due 6/1/2055	890,010
1,515,000	Dayton Metro Library G.O. (Library Impt.), Ser. 2013-A, 5.00%, due 12/1/2028 Pre-Refunded 12/1/2021	1,618,338
500,000	Franklin Co. Convention Facs. Au. Hotel Proj. Rev. (Greater Columbus Convention Ctr. Hotel Expansion Proj.), Ser. 2019, 5.00%, due 12/1/2051	370,060
1,000,000	Ohio St. Air Quality Dev. Au. Rev. (American Elec. Pwr. Co. Proj.), Ser. 2014-A, 2.40%, due 12/1/2038 Putable 10/1/2029	946,520
250,000	Port Au. of Greater Cincinnati Dev. Rev. (Convention Ctr. Hotel Acquisition and Demolition Proj.), Ser. 2020-A, 3.00%, due 5/1/2023	243,258
		4,068,186
Oklahoma 2.3%
2,000,000	Carter Co. Pub. Fac. Au. Ed. Fac. Lease Rev., Ser. 2018, 5.00%, due 9/1/2029	2,316,980
455,000	Cleveland Co. Ed. Facs. Au. Lease Rev. Ref. (Noble Pub. Sch. Proj.), Ser. 2017, 5.00%, due 9/1/2031	540,909
1,500,000	Weatherford Ind. Trust Ed. Fac. Lease Rev. (Weatherford Pub. Sch. Proj.), Ser. 2019, 5.00%, due 3/1/2033	1,826,175
		4,684,064
Oregon 0.8%
1,485,000	Multnomah Co. Sch. Dist. # 3 Park Rose G.O., Ser. 2011-A, 5.00%, due 6/30/2031 Pre-Refunded 6/30/2021	1,558,522
Pennsylvania 7.0%
2,675,000	Allegheny Co. Hosp. Dev. Au. Rev. Ref. (Univ. Pittsburgh Med. Ctr.), Ser. 2019-A, 5.00%, due 7/15/2029	3,215,163	(d)
	Lackawanna Co. Ind. Dev. Au. Rev. Ref. (Univ. of Scranton)
940,000	Ser. 2017, 5.00%, due 11/1/2028	995,093
600,000	Ser. 2017, 5.00%, due 11/1/2029	631,602
500,000	Ser. 2017, 5.00%, due 11/1/2030	523,470
	Luzerne Co. G.O. Ref
500,000	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2025	587,260
150,000	Ser. 2017-A, (AGM Insured), 5.00%, due 12/15/2027	183,627
300,000	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2025	352,356
70,000	Ser. 2017-B, (AGM Insured), 5.00%, due 12/15/2026	84,008
	Luzerne Co. Ind. Dev. Au. Lease Rev. Ref. Gtd.
450,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2025	528,534
525,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2026	615,090
250,000	Ser. 2017, (AGM Insured), 5.00%, due 12/15/2027	292,463
1,000,000	Pennsylvania St. G.O., Ser. 2015, 5.00%, due 3/15/2029	1,159,110

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$225,000	Pennsylvania St. Ref. G.O., Ser. 2016, 5.00%, due 9/15/2026	$268,898
2,065,000	Pennsylvania St. Turnpike Commission Rev. Ref., Ser. 2016, 5.00%, due 6/1/2027	2,353,728
	Pennsylvania St. Turnpike Commission Turnpike Rev.
400,000	Subser. 2019-A, 5.00%, due 12/1/2033	469,940
1,000,000	Subser. 2019-A, 4.00%, due 12/1/2049	1,037,830
750,000	Southeastern Trans. Au. Rev. Ref., Ser. 2017, 5.00%, due 3/1/2028	935,362
		14,233,534
Rhode Island 2.1%
500,000	Providence Redev. Agcy. Ref. Rev., Ser. 2015-A, 5.00%, due 4/1/2022	517,835
970,000	Rhode Island Commerce Corp. Spec. Fac. Rev. Ref. (1st Lien—Rhode Island Arpt. Corp. Int'l Fac. Proj.), Ser. 2018, 5.00%, due 7/1/2028	1,015,144
400,000	Rhode Island St. Hlth. & Ed. Bldg. Corp. Pub. Sch. Rev. Ref., Ser. 2017-A, (AGM Insured), 5.00%, due 5/15/2025	467,644
625,000	Rhode Island St. Hlth. & Ed. Bldg. Corp. Rev. (Providence Pub. Sch. Prog.), Ser. 2013-A, 5.00%, due 5/15/2022	671,306
1,505,000	Rhode Island St. Hsg. & Mtge. Fin. Corp. Ref. Rev. (Home Funding), Ser. 2012-5, (GNMA/FNMA/FHLMC Insured), 3.35%, due 10/1/2033	1,528,147
		4,200,076
South Carolina 1.3%
400,000	South Carolina St. Ed. Facs. Au. Rev. (Furman Univ.), Ser. 2006-B, (LOC: Wells Fargo Bank N.A.), 0.19%, due 10/1/2039	400,000	(a)
2,000,000	South Carolina St. Pub. Svc. Au. Oblig. Rev. Ref., Ser. 2014-C, 5.00%, due 12/1/2028	2,165,240
		2,565,240
Tennessee 2.0%
700,000	Greeneville Hlth. & Ed. Facs. Board Hosp. Rev. Ref. (Ballad Hlth. Obligated Group), Ser. 2018-A, 5.00%, due 7/1/2032	743,407
1,500,000	Tennessee St. Energy Acquisition Corp. Gas Rev. (Goldman Sachs Group, Inc.), Ser. 2018, 4.00%, due 11/1/2049 Putable 11/1/2025	1,594,500
1,405,000	Tennessee St. G.O., Ser. 2019-A, 5.00%, due 9/1/2035	1,704,040
		4,041,947
Texas 6.5%
590,000	Central Texas Reg. Mobility Au. Sr. Lien Ref. Rev., Ser. 2020-A, 5.00%, due 1/1/2027	649,814
2,700,000	Dallas Co. G.O. (Cert. Oblig.), Ser. 2016, 5.00%, due 8/15/2023	3,041,820
400,000	Gulf Coast Waste Disp. Au. Rev. (Bayport Area Sys.), Ser. 2013, (AGM Insured), 3.00%, due 10/1/2026	412,992
300,000	Houston Wtr. & Swr. Sys. Jr. Lien Ref. Rev., Ser. 2001-B, (National Public Finance Guarantee Corp. Insured), 5.50%, due 12/1/2024	345,363
1,250,000	La Joya Independent Sch. Dist. Ref. G.O., Ser. 2013, (PSF-GTD Insured), 5.00%, due 2/15/2033	1,520,575
1,250,000	Laredo Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, 5.00%, due 8/1/2027	1,391,675
	New Hope Cultural Ed. Facs. Fin. Corp. Std. Hsg. Rev. (Collegiate Hsg. College Sta. I LLC)
200,000	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2021	204,492
200,000	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2022	209,100
125,000	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2023	131,347
220,000	Ser. 2014-A, (AGM Insured), 4.00%, due 4/1/2024	234,318

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,290,000	Pampa Independent Sch. Dist. G.O. Ref., Ser. 2016, (PSF-GTD Insured), 5.00%, due 8/15/2032	$1,513,118
700,000	Prosper Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2019, (PSF-GTD Insured), 5.00%, due 2/15/2030	892,731
1,420,000	Southwest Independent Sch. Dist. G.O. (Sch. Bldg.), Ser. 2013, (PSF-GTD Insured), 5.00%, due 2/1/2026	1,516,574
1,000,000	Texas Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (North Tarrant Express Managed Lanes Proj.), Ser. 2019-A, 5.00%, due 12/31/2030	1,117,340
50,000	Texas Pub. Fin. Au. Rev. (So. Univ. Fin. Sys.), Ser. 2013, (BAM Insured), 5.00%, due 11/1/2020	50,805
		13,232,064
Utah 1.3%
	Midvale Redev. Agcy. Tax Increment & Sales Tax Rev.
660,000	Ser. 2018, 5.00%, due 5/1/2032	813,001
380,000	Ser. 2018, 5.00%, due 5/1/2034	464,025
200,000	Utah Infrastructure Agcy. Telecommunication Rev., Ser. 2019, 4.00%, due 10/15/2036	170,556
985,000	Weber Co. Spec. Assessment (Summit Mountain Assessment Area), Ser. 2013, 5.50%, due 1/15/2028	1,095,409
		2,542,991
Vermont 0.3%
585,000	Burlington Elec. Sys. Rev., Ser. 2014-A, (AGM Insured), 3.63%, due 7/1/2029	625,119
Virginia 1.4%
2,000,000	Henrico Co. Wtr. & Swr. Ref. Rev., Ser. 2016, 5.00%, due 5/1/2027	2,435,700
400,000	Virginia College Bldg. Au. Ed. Fac. Rev. (Univ. of Richmond Proj.), Ser. 2006, (LOC: Wells Fargo Bank N.A.), 0.10%, due 11/1/2036	400,000	(a)
		2,835,700
Washington 3.0%
	Kent Ref. G.O.
900,000	Ser. 2016, 4.00%, due 12/1/2029	1,015,542
1,000,000	Ser. 2016, 4.00%, due 12/1/2030	1,118,850
	North Thurston Pub. Sch. G.O.
85,000	Ser. 2016, 4.00%, due 12/1/2028	97,025
150,000	Ser. 2016, 4.00%, due 12/1/2029	169,905
375,000	Ser. 2016, 4.00%, due 12/1/2030	421,628
	Washington St. Hlth. Care Fac. Au. Rev. Ref. (Virginia Mason Med. Ctr.)
15,000	Ser. 2017, 5.00%, due 8/15/2025	16,329
1,045,000	Ser. 2017, 5.00%, due 8/15/2026	1,149,782
	Whitman Co. Sch. Dist. No. 267 Pullman G.O.
800,000	Ser. 2016, 4.00%, due 12/1/2029	903,688
975,000	Ser. 2016, 4.00%, due 12/1/2030	1,092,653
		5,985,402
West Virginia 0.4%
700,000	West Virginia Hosp. Fin. Au. Rev. Ref. (Cabell Huntington Hosp. Obligated Group), Ser. 2018-A, 5.00%, due 1/1/2029	831,411

See Notes to Financial Statements

Schedule of Investments Municipal Intermediate Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Wisconsin 2.3%
$2,650,000	Cedarburg Sch. Dist. G.O., Ser. 2019, 4.00%, due 3/1/2032	$2,979,845
470,000	Pub. Fin. Au. Lease Dev. Rev. (Central Dist. Dev. Proj.), Ser. 2016, 5.00%, due 3/1/2032	536,402
1,000,000	Wisconsin St. Hlth. & Ed. Facs. Au. Rev. Ref. (Ascension Health Credit Group), Ser. 2016-A, 4.00%, due 11/15/2039	1,051,500
		4,567,747
	Total Investments 100.0% (Cost $203,143,928)	202,506,694
	Other Assets Less Liabilities 0.0%(e)	67,838
	Net Assets 100.0%	$202,574,532

(a)  Variable rate demand obligation where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate generally resets daily or weekly and is determined by the remarketing agent. The rate shown represents the rate in effect at April 30, 2020.

(b)  All or a portion of this security was purchased on a delayed delivery basis.

(c)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2020, these securities amounted to $190,455, which represents 0.1% of net assets of the Fund.

(d)  All or a portion of this security is segregated in connection with obligations for delayed delivery securities with a total value of $3,215,163.

(e)  Represents less than 0.05% of net assets of the Fund.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
Municipal Notes(a)	$—	$202,506,694	$—	$202,506,694
Total Investments	$—	$202,506,694	$—	$202,506,694

(a)  The Schedule of Investments provides a categorization by state/territory for the portfolio.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) April 30, 2020

PRINCIPAL AMOUNT		VALUE
U.S. Treasury Obligations 0.9%
$521,615	U.S. Treasury Inflation-Indexed Bonds, 1.38%, due 2/15/2044 (Cost $648,779)	$703,739	(a)
Mortgage-Backed Securities 40.1%
Collateralized Mortgage Obligations 12.2%
560,487	Angel Oak Mortgage Trust I LLC, Ser. 2019-1, Class A1, 3.92%, due 11/25/2048	565,927	(b)(c)
	Fannie Mae Connecticut Avenue Securities
450,000	Ser. 2017-C04, Class 2M2, (1M USD LIBOR + 2.85%), 3.34%, due 11/25/2029	412,282	(d)
418,205	Ser. 2017-C06, Class 2M2, (1M USD LIBOR + 2.80%), 3.29%, due 2/25/2030	368,763	(d)
428,113	Ser. 2017-C07, Class 2M2, (1M USD LIBOR + 2.50%), 2.99%, due 5/25/2030	372,873	(d)
64,090	Ser. 2018-C01, Class 1M1, (1M USD LIBOR + 0.60%), 1.09%, due 7/25/2030	63,894	(d)
1,043,000	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 2.74%, due 7/25/2030	909,565	(d)
367,232	Ser. 2018-C02, Class 2M2, (1M USD LIBOR + 2.20%), 2.69%, due 8/25/2030	321,101	(d)
761,145	Ser. 2018-C04, Class 2M2, (1M USD LIBOR + 2.55%), 3.04%, due 12/25/2030	658,061	(d)
445,000	Ser. 2018-C05, Class 1M2, (1M USD LIBOR + 2.35%), 2.84%, due 1/25/2031	397,228	(d)
119,134	Ser. 2019-R04, Class 2M1, (1M USD LIBOR + 0.75%), 1.24%, due 6/25/2039	118,888	(b)(d)
787,619	Ser. 2020-R01, Class 1M1, (1M USD LIBOR + 0.80%), 1.29%, due 1/25/2040	769,002	(b)(d)
	Freddie Mac Structured Agency Credit Risk Debt Notes
500,000	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 4.20%, due 7/25/2029	476,462	(d)
541,086	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 2.84%, due 4/25/2030	471,864	(d)
355,982	Ser. 2018-HQA2, Class M1, (1M USD LIBOR + 0.75%), 1.24%, due 10/25/2048	353,524	(b)(d)
36,151	Ser. 2019-HQA3, Class M1, (1M USD LIBOR + 0.75%), 1.24%, due 9/25/2049	36,079	(b)(d)
336,635	Freddie Mac Structured Agency Credit Risk Debt Notes Real Estate Mortgage Investment Conduits, Ser. 2020-HQA1, Class M1, (1M USD LIBOR + 0.75%), 1.24%, due 1/25/2050	324,591	(b)(d)
859,604	GCAT Trust, Ser. 2019-NQM2, Class A1, 2.86%, due 9/25/2059	871,077	(b)(e)
45,522	Harborview Mortgage Loan Trust, Ser. 2004-4, Class 3A, (1M USD LIBOR + 1.13%), 2.11%, due 6/19/2034	42,638	(d)
950,949	New Residential Mortgage Loan Trust, Ser. 2019-NQM5, Class A1, 2.71%, due 11/25/2059	925,498	(b)(c)
840,139	Starwood Mortgage Residential Trust, Ser. 2019-INV1, Class A1, 2.61%, due 9/27/2049	824,394	(b)(c)
		9,283,711
Commercial Mortgage-Backed 26.4%
303,310	BBCMS Mortgage Trust, Ser. 2017-C1, Class A1, 2.01%, due 2/15/2050	303,150
706,822	BX Commercial Mortgage Trust, Ser. 2018-IND, Class A, (1M USD LIBOR + 0.75%), 1.56%, due 11/15/2035	683,240	(b)(d)
260,000	BXMT Ltd., Ser. 2020-FL2, Class A, (1M USD LIBOR + 0.90%), 1.65%, due 2/16/2037	244,909	(b)(d)
	CD Mortgage Trust
324,954	Ser. 2016-CD1, Class A1, 1.44%, due 8/10/2049	323,940
198,432	Ser. 2017-CD3, Class A1, 1.97%, due 2/10/2050	198,565
	Citigroup Commercial Mortgage Trust
306,790	Ser. 2016-C2, Class A1, 1.50%, due 8/10/2049	305,465
444,960	Ser. 2018-C5, Class A1, 3.13%, due 6/10/2051	452,873
	Commercial Mortgage Trust
343,118	Ser. 2012-CR3, Class ASB, 2.37%, due 10/15/2045	344,703
1,000,000	Ser. 2012 -CR4, Class AM, 3.25%, due 10/15/2045	1,007,065
1,000,000	Ser. 2013-LC6, Class B, 3.74%, due 1/10/2046	992,000
1,436,104	Ser. 2014-UBS3, Class XA, 1.24%, due 6/10/2047	51,627	(c)(f)
5,627,542	Ser. 2014-UBS6, Class XA, 1.04%, due 12/10/2047	174,641	(c)(f)
125,494	Ser. 2016-CR28, Class A1, 1.77%, due 2/10/2049	125,358
	CSAIL Commercial Mortgage Trust
9,230,676	Ser. 2016-C5, Class XA, 1.09%, due 11/15/2048	307,721	(c)(f)
600,244	Ser. 2017-CX10, Class A1, 2.23%, due 11/15/2050	602,068
269,038	DBJPM Mortgage Trust, Ser. 2016-C3, Class A1, 1.50%, due 8/10/2049	268,275
1,342,427	DBUBS Mortgage Trust, Ser. 2011-LC1A, Class A3, 5.00%, due 11/10/2046	1,343,872	(b)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$1,010,952	Four Times Square Trust Commercial Mortgage Pass-Through Certificates, Ser. 2006-4TS, Class A, 5.40%, due 12/13/2028	$1,025,341	(b)
1,535,000	Freddie Mac Multiclass Certificates, Ser. 2020-RR02, Class CX, 1.27%, due 3/27/2029	141,764	(c)(f)
	Freddie Mac Multifamily Structured Pass-Through Certificates
5,939,419	Ser. KW03, Class X1, 0.98%, due 6/25/2027	263,281	(c)(f)
3,427,732	Ser. K095, Class X1, 1.08%, due 6/25/2029	242,400	(c)(f)
5,297,337	Ser. K096, Class X1, 1.26%, due 7/25/2029	449,245	(c)(f)
4,100,000	Ser. K098, Class XAM, 1.52%, due 8/25/2029	452,362	(c)(f)
	GS Mortgage Securities Trust
730,000	Ser. 2010-C1, Class B, 5.15%, due 8/10/2043	731,069	(b)
500,000	Ser. 2012-GCJ7, Class B, 4.74%, due 5/10/2045	501,065
3,886,243	Ser. 2013-GC13, Class XA, 0.11%, due 7/10/2046	9,785	(c)(f)
100,000	Ser. 2014-GC18, Class AS, 4.38%, due 1/10/2047	104,087
54,819	Ser. 2015-GS1, Class A1, 1.94%, due 11/10/2048	54,794
615,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2013-LC11, Class B, 3.50%, due 4/15/2046	601,918
778,253	Ladder Capital Commercial Mortgage Securities LLC, Ser. 2017-LC26, Class A1, 1.98%, due 7/12/2050	778,084	(b)
475,402	Morgan Stanley Bank of America Merrill Lynch Trust, Ser. 2017-C33, Class A1, 2.03%, due 5/15/2050	476,185
	Morgan Stanley Capital I Trust
1,175,234	Ser. 2011-C2, Class A4, 4.66%, due 6/15/2044	1,206,901	(b)
363,304	Ser. 2011-C1, Class A4, 5.03%, due 9/15/2047	367,575	(b)(c)
174,418	SG Commercial Mortgage Securities Trust, Ser. 2016-C5, Class A1, 1.35%, due 10/10/2048	173,901
	Wells Fargo Commercial Mortgage Trust
1,000,000	Ser. 2012-LC5, Class C, 4.69%, due 10/15/2045	935,291	(c)
46,308	Ser. 2015-P2, Class A1, 1.97%, due 12/15/2048	46,275
396,882	Ser. 2016-NXS6, Class A1, 1.42%, due 11/15/2049	395,760
592,511	Ser. 2017-C39, Class A1, 1.98%, due 9/15/2050	592,832
1,345,076	Ser. 2018-C45, Class A1, 3.13%, due 6/15/2051	1,368,647
4,086,867	Ser. 2019-C52, Class XA, 1.77%, due 8/15/2052	407,997	(c)(f)
1,136,000	WF-RBS Commercial Mortgage Trust, Ser. 2011-C2, Class C, 5.39%, due 2/15/2044	1,061,608	(b)(c)
		20,117,639
Fannie Mae 0.9%
	Pass-Through Certificates
374,180	3.00%, due 9/1/2027	394,771
246,481	4.50%, due 4/1/2039 – 5/1/2044	273,021
		667,792
Freddie Mac 0.6%
	Pass-Through Certificates
268,173	3.00%, due 1/1/2027	283,346
176,299	4.50%, due 11/1/2039	195,735
		479,081
	Total Mortgage-Backed Securities (Cost $31,311,049)	30,548,223
Corporate Bonds 40.6%
Aerospace & Defense 2.7%
	Boeing Co.
1,100,000	4.88%, due 5/1/2025	1,100,000	(g)(h)
875,000	2.60%, due 10/30/2025	766,822

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
$35,000	Howmet Aerospace, Inc., 6.88%, due 5/1/2025	$35,792
150,000	TransDigm, Inc., 6.25%, due 3/15/2026	146,812	(b)
		2,049,426
Agriculture 1.1%
850,000	BAT Capital Corp., (3M USD LIBOR + 0.88%), 2.57%, due 8/15/2022	816,263	(d)
Airlines 0.1%
110,000	Delta Air Lines, Inc., 7.00%, due 5/1/2025	112,739	(b)
Auto Manufacturers 1.4%
705,000	Daimler Finance N.A. LLC, (3M USD LIBOR + 0.90%), 2.59%, due 2/15/2022	667,600	(b)(d)
400,000	Ford Motor Credit Co. LLC, 3.81%, due 10/12/2021	376,000
		1,043,600
Auto Parts & Equipment 0.1%
40,000	Adient U.S. LLC, 9.00%, due 4/15/2025	41,700	(b)
Banks 19.1%
1,690,000	Bank of America Corp., (3M USD LIBOR + 1.00%), 2.02%, due 4/24/2023	1,674,983	(d)
1,425,000	Capital One N.A., (3M USD LIBOR + 1.15%), 1.91%, due 1/30/2023	1,374,163	(d)
	Citigroup, Inc.
1,435,000	(3M USD LIBOR + 0.96%), 1.95%, due 4/25/2022	1,424,022	(d)
720,000	(3M USD LIBOR + 0.69%), 1.68%, due 10/27/2022	708,037	(d)
1,685,000	Credit Suisse AG, (SOFR + 0.45%), 1.20%, due 2/4/2022	1,638,539	(d)
2,315,000	Goldman Sachs Group, Inc., (3M USD LIBOR + 0.75%), 2.43%, due 2/23/2023	2,267,959	(d)
850,000	HSBC Holdings PLC, (3M USD LIBOR + 0.60%), 2.29%, due 5/18/2021	849,945	(d)
1,940,000	JPMorgan Chase & Co., (3M USD LIBOR + 0.90%), 1.89%, due 4/25/2023	1,922,896	(d)
2,035,000	Morgan Stanley, (SOFR + 0.70%), 0.73%, due 1/20/2023	1,962,177	(d)
735,000	Santander UK PLC, 2.50%, due 1/5/2021	738,897
		14,561,618
Chemicals 0.5%
200,000	NOVA Chemicals Corp., 5.25%, due 8/1/2023	188,500	(b)
185,000	PQ Corp., 6.75%, due 11/15/2022	186,619	(b)
		375,119
Commercial Services 0.5%
390,000	APX Group, Inc., 8.50%, due 11/1/2024	358,800	(b)
Distribution—Wholesale 0.1%
50,000	Performance Food Group, Inc., 6.88%, due 5/1/2025	50,875	(b)(i)
Diversified Financial Services 1.1%
895,000	Avolon Holdings Funding Ltd., 3.63%, due 5/1/2022	819,318	(b)

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Electric 0.4%
$340,000	Talen Energy Supply LLC, 10.50%, due 1/15/2026	$280,524	(b)
Entertainment 0.6%
205,000	Live Nation Entertainment, Inc., 4.88%, due 11/1/2024	181,809	(b)
80,000	Six Flags Entertainment Corp., 4.88%, due 7/31/2024	70,416	(b)(i)
185,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	191,438	(b)
		443,663
Food Service 0.3%
	Aramark Services, Inc.
200,000	5.00%, due 4/1/2025	194,500	(b)(i)
80,000	6.38%, due 5/1/2025	83,200	(b)
		277,700
Healthcare - Services 0.2%
200,000	MEDNAX, Inc., 5.25%, due 12/1/2023	190,456	(b)
Machinery - Construction & Mining 0.2%
200,000	Terex Corp., 5.63%, due 2/1/2025	181,420	(b)
Machinery Diversified 0.6%
465,000	Otis Worldwide Corp., (3M USD LIBOR + 0.45%), 2.09%, due 4/5/2023	452,560	(b)(d)
Media 0.5%
310,000	Cumulus Media New Holdings, Inc., 6.75%, due 7/1/2026	252,495	(b)
150,000	iHeartCommunications, Inc., 6.38%, due 5/1/2026	141,750
		394,245
Oil & Gas 2.4%
1,090,000	BP Capital Markets America, Inc., (3M USD LIBOR + 0.65%), 1.70%, due 9/19/2022	1,046,394	(d)
1,000,000	Occidental Petroleum Corp., 2.90%, due 8/15/2024	759,700
		1,806,094
Pharmaceuticals 3.5%
1,730,000	AbbVie, Inc., (3M USD LIBOR + 0.65%), 2.35%, due 11/21/2022	1,698,618	(b)(d)
1,000,000	Cigna Corp., (3M USD LIBOR + 0.65%), 1.49%, due 9/17/2021	983,130	(d)
		2,681,748
Pipelines 1.2%
220,000	Buckeye Partners L.P., 4.35%, due 10/15/2024	202,400
445,000	Energy Transfer Operating L.P., 5.00%, due 5/15/2050	394,107
310,000	Genesis Energy L.P./Genesis Energy Finance Corp., 6.00%, due 5/15/2023	273,668
320,000	Summit Midstream Holdings LLC/Summit Midstream Finance Corp., 5.50%, due 8/15/2022	76,800
		946,975

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT		VALUE
Real Estate 0.2%
$235,000	Realogy Group LLC/Realogy Co-Issuer Corp., 4.88%, due 6/1/2023	$178,689	(b)
Real Estate Investment Trusts 0.5%
190,000	ESH Hospitality, Inc., 5.25%, due 5/1/2025	178,600	(b)
200,000	RHP Hotel Properties L.P./RHP Finance Corp., 5.00%, due 4/15/2023	186,000
		364,600
Retail 0.2%
160,000	Staples, Inc., 7.50%, due 4/15/2026	126,400	(b)
Telecommunications 3.1%
1,700,000	AT&T, Inc., (3M USD LIBOR + 0.95%), 2.17%, due 7/15/2021	1,697,581	(d)
340,000	CommScope, Inc., 5.50%, due 6/15/2024	304,429	(b)
370,000	Numericable-SFR SA, 7.38%, due 5/1/2026	386,650	(b)
		2,388,660
	Total Corporate Bonds (Cost $32,652,464)	30,943,192
Asset-Backed Securities 9.0%
500,000	CIFC Funding Ltd., Ser. 2019-2A, Class D, (3M USD LIBOR + 3.60%), 4.73%, due 4/17/2030	417,745	(b)(d)
26,823	Colony American Finance Ltd., Ser. 2016-1, Class A, 2.54%, due 6/15/2048	26,781	(b)
807,593	Consumer Loan Underlying Bond Club Certificate Issuer Trust I, Ser. 2019-HP1, Class A, 2.59%, due 12/15/2026	777,343	(b)
	CoreVest American Finance Trust
167,457	Ser. 2017-1, Class A, 2.97%, due 10/15/2049	166,334	(b)
100,000	Ser. 2017-1, Class B, 3.36%, due 10/15/2049	97,060	(b)
1,000,000	Dryden Senior Loan Fund, Ser. 2018-64A, Class D, (3M USD LIBOR + 2.65%), 3.79%, due 4/18/2031	761,100	(b)(d)
734,594	Lending Point Asset Securitization Trust, Ser. 2020-1, Class A, 2.51%, due 2/10/2026	707,558	(b)
1,000,000	Octagon Investment Partners 43 Ltd., Ser. 2019-1A, Class D, (3M USD LIBOR + 3.90%), 5.87%, due 10/25/2032	810,488	(b)(d)
1,000,000	PFS Financing Corp., Ser. 2019-B, Class A, (1M USD LIBOR + 0.55%), 1.36%, due 9/15/2023	968,924	(b)(d)
658,063	Prosper Marketplace Issuance Trust, Ser. 2019-4A, Class A, 2.48%, due 2/17/2026	643,516	(b)
500,000	TICP CLO VII Ltd., Ser. 2017-7A, Class DR, (3M USD LIBOR + 3.20%), 4.71%, due 4/15/2033	383,030	(b)(d)
215,000	Verizon Owner Trust, Ser. 2019-A, Class A1A, 2.93%, due 9/20/2023	219,715
1,000,000	Voya CLO Ltd., Ser. 2016-2A, Class CR, (3M USD LIBOR + 4.00%), 5.14%, due 7/19/2028	835,785	(b)(d)
	Total Asset-Backed Securities (Cost $7,662,430)	6,815,379
NUMBER OF SHARES
Short-Term Investments 10.4%
Investment Companies 10.4%
7,570,506	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.22%(j)	7,570,506	(k)
318,758	State Street Navigator Securities Lending Government Money Market Portfolio, 0.20%(j)	318,758	(l)
	Total Short-Term Investments (Cost $7,889,264)	7,889,264
	Total Investments 101.0% (Cost $80,163,986)	76,899,797
	Liabilities Less Other Assets (1.0)%	(761,710	)(m)
	Net Assets 100.0%	$76,138,087

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

(a)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(b)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2020, these securities amounted to $26,352,410, which represents 34.6% of net assets of the Fund.

(c)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2020.

(d)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2020 and changes periodically.

(e)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2020.

(f)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

(g)  When-issued security. Total value of all such securities at April 30, 2020, amounted to $1,100,000, which represents 1.4% of net assets of the Fund.

(h)  Security fair valued as of April 30, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2020 amounted to $1,100,000, which represents 1.4% of net assets of the Fund.

(i)  The security or a portion of this security is on loan at April 30, 2020. Total value of all such securities at April 30, 2020 amounted to $315,239 for the Fund (see Note A of the Notes to Financial Statements).

(j)  Represents 7-day effective yield as of April 30, 2020.

(k)  All or a portion of this security is segregated in connection with obligations for futures and when-issued securities with a total value of $7,570,506.

(l)  Represents investment of cash collateral received from securities lending.

(m)  Includes the impact of the Fund's open positions in derivatives at April 30, 2020.

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$59,424,983	78.0%
Cayman Islands	3,479,838	4.6%
United Kingdom	2,405,105	3.2%
Switzerland	1,638,539	2.1%
Ireland	819,318	1.1%
Germany	667,600	0.9%
France	386,650	0.5%
Canada	188,500	0.2%
Short-Term Investments and Other Liabilities-Net	7,127,554	9.4%
	$76,138,087	100.0%

See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

Derivative Instruments

Futures contracts ("futures")

At April 30, 2020, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2020	14	U.S. Treasury Bond, Ultra 10 Year	$2,198,438	$31,553
6/2020	247	U.S. Treasury Note, 2 Year	54,446,133	608,430
Total Long Positions			$56,644,571	$639,983

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2020	50	U.S. Treasury Note, 5 Year	$(6,274,219)	$(93,242)
6/2020	7	U.S. Treasury Note, 10 Year	(973,438)	(45,555)
6/2020	4	U.S. Treasury Ultra Long Bond	(899,125)	(87,306)
Total Short Positions			$(8,146,782)	$(226,103)
Total Futures				$413,880

For the six months ended April 30, 2020, the average notional value of futures for the Fund was $47,516,368 for long positions and $(4,435,403) for short positions.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$703,739	$—	$703,739
Mortgage-Backed Securities(a)	—	30,548,223	—	30,548,223
Corporate Bonds(a)	—	30,943,192	—	30,943,192
Asset-Backed Securities	—	6,815,379	—	6,815,379
Short-Term Investments	—	7,889,264	—	7,889,264
Total Investments	$—	$76,899,797	$—	$76,899,797

(a)  The Schedule of Investments provides information on the industry or sector categorization as well as a Positions by Country summary.
See Notes to Financial Statements

Schedule of Investments Short Duration Bond Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2020:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$639,983	$—	$—	$639,983
Liabilities	(226,103)	—	—	(226,103)
Total	$413,880	$—	$—	$413,880

(a)  Futures are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (Unaudited) April 30, 2020

PRINCIPAL AMOUNT		VALUE
Corporate Bonds 16.2%
Banking 2.4%
$185,000	Ally Financial, Inc., 4.13%, due 2/13/2022	$187,449
Building & Construction 2.3%
180,000	Lennar Corp., 5.38%, due 10/1/2022	184,662
Cable & Satellite Television 4.8%
170,000	CCO Holdings LLC/CCO Holdings Capital Corp., 5.88%, due 4/1/2024	174,879	(a)
200,000	CSC Holdings LLC, 5.38%, due 7/15/2023	202,250	(a)
		377,129
Health Facilities 2.2%
165,000	HCA, Inc., 5.88%, due 5/1/2023	177,533
Pharmaceuticals 2.3%
175,000	Valeant Pharmaceuticals Int'l, Inc., 7.00%, due 3/15/2024	181,596	(a)
Telecom-Wireless 2.2%
170,000	T-Mobile USA, Inc., 6.00%, due 4/15/2024	173,332
	Total Corporate Bonds (Cost $1,262,397)	1,281,701
NUMBER OF SHARES
Short-Term Investments 77.8%
Investment Companies 77.8%
6,142,045	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.22%(b) (Cost $6,142,045)	6,142,045	(c)
	Total Investments 94.0% (Cost $7,404,442)	7,423,746
	Other Assets Less Liabilities 6.0%	475,929	(d)
	Net Assets 100.0%	$7,899,675

(a)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2020, these securities amounted to $558,725, which represents 7.1% of net assets of the Fund.

(b)  Represents 7-day effective yield as of April 30, 2020.

(c)  All or a portion of this security is segregated in connection with obligations for swaps with a total value of $6,142,045.

(d)  Includes the impact of the Fund's open positions in derivatives at April 30, 2020.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (Unaudited) (cont'd)

Derivative Instruments

Total return swap contracts ("total return swaps")

At April 30, 2020, the Fund had outstanding total return swaps as follows:

Over-the-counter total return swaps — Long(a)

Counterparty	Reference Entity	Notional Amount		Maturity Date	Variable- Rate(b)	Spread	Reference Rate	Frequency of Fund Receipt/ Payment	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
JPM	iBoxx USD Liquid High Yield Index	USD	4,982,513	6/20/2020	1.12%	—	3M USD LIBOR	T/T	$262,513	$(6,106)	$256,407

(a)  The Fund pays a specified rate based on a reference rate (e.g. LIBOR) plus or minus a spread, and receives the total return on the reference entity.

(b)  Effective rate at April 30, 2020.

For the six months ended April 30, 2020, the average notional value of total return swaps for the Fund was $5,475,116 for long positions.

At April 30, 2020, the Fund received cash collateral of $390,000 from JPMorgan Chase Bank N.A. to cover collateral requirements on over-the-counter derivatives.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Corporate Bonds(a)	$—	$1,281,701	$—	$1,281,701
Short-Term Investments	—	6,142,045	—	6,142,045
Total Investments	$—	$7,423,746	$—	$7,423,746

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio.

See Notes to Financial Statements

Schedule of Investments Short Duration High Income Fund^ (Unaudited) (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2020
Investments in Securities:
Loan Assignments(c)
Aerospace & Defense	$54	$—	$(7)	$—	$—	$(47)	$—	$—	$—	$—
Utilities	128	—	(30)	—	—	(98)	—	—	—	—
Total	$182	$—	$(37)	$—	$—	$(145)	$—	$—	$—	$—

(c)  At the beginning of the period, these investments were valued based on a single quotation obtained from a dealer. The Fund held no Level 3 investments at April 30, 2020.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2020:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Swaps
Assets	$—	$256,407	$—	$256,407
Total	$—	$256,407	$—	$256,407

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) April 30, 2020

PRINCIPAL AMOUNT(a)		VALUE
Loan Assignments (b) 5.8%
Aerospace & Defense 0.2%
$1,280,000	AI Convoy (Luxembourg) S.A.R.L, Term Loan B, (USD LIBOR + 3.50%), due 1/17/2027	$1,205,338	(c)(d)
1,042,387	MHI Holdings, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 5.40%, due 9/21/2026	938,149
	Science Applications International Corporation
141,180	Term Loan B, (USD LIBOR + 1.88%), due 10/31/2025	137,267	(c)(d)
153,333	Term Loan B, (USD LIBOR + 2.25%), due 3/12/2027	149,883	(c)(d)
	TransDigm, Inc.
144,637	Term Loan E, (1M USD LIBOR + 2.25%), 2.65%, due 5/30/2025	126,305
1,310,487	Term Loan F, (1M USD LIBOR + 2.25%), 2.65%, due 12/9/2025	1,144,015
		3,700,957
Automotive 0.1%
821,813	Dealer Tire, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 4.65%, due 12/12/2025	719,086	(c)(d)(e)
1,078,025	Panther BF Aggregator 2 LP, Term Loan B, (1M USD LIBOR + 3.50%), 3.90%, due 4/30/2026	973,457
826,679	Tenneco, Inc., Term Loan B, (1M USD LIBOR + 3.00%), 3.40%, due 10/1/2025	639,643
1,066,800	Wand NewCo 3, Inc., Term Loan, (6M USD LIBOR + 3.00%), 4.07%, due 2/5/2026	945,451
		3,277,637
Building & Development 0.2%
523,654	CPG International Inc., Term Loan, (3M USD LIBOR + 3.75%), 5.93%, due 5/5/2024	471,812
1,352,110	Cushman & Wakefield U.S. Borrower, LLC, Term Loan B, (1M USD LIBOR + 2.75%),	1,243,103
1,404,481	Forterra Finance, LLC, Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 10/25/2023	1,201,997
941,726	NCI Building Systems, Inc., Term Loan, (1M USD LIBOR + 3.75%), 4.58%, due 4/12/2025	805,176
1,322,026	Realogy Group LLC, Term Loan B, (1M USD LIBOR + 2.25%), 3.24%, due 2/8/2025	1,102,861
775,781	Wilsonart LLC, Term Loan B, (3M USD LIBOR + 3.25%), 4.71%, due 12/19/2023	673,765
		5,498,714
Business Equipment & Services 0.8%
585,000	AlixPartners, LLP, Term Loan B, (1M USD LIBOR + 2.50%), due 4/4/2024	562,249	(c)(d)
640,000	APX Group, Inc., Term Loan, (1M USD LIBOR + 5.00%), 5.40%, due 12/31/2025	562,400
555,000	Ceridian HCM Holding Inc., Term Loan B, (USD LIBOR + 2.50%), due 4/30/2025	521,933	(c)(d)
1,462,305	Change Healthcare Holdings LLC, Term Loan B, (1M USD LIBOR + 2.50%, 3M USD LIBOR + 2.50%), 3.50%, due 3/1/2024	1,405,641	(f)
972,250	Clear Channel Outdoor Holdings, Inc., Term Loan B, (2M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 4.20% – 4.26%, due 8/21/2026	842,212	(f)
921,612	ConvergeOne Holdings, Inc., Term Loan, (2M USD LIBOR + 5.00%), 5.70%, due 1/4/2026	743,437
535,000	Deerfield Dakota Holding, LLC, Term Loan B, (USD LIBOR + 3.75%), due 4/9/2027	508,250	(c)(d)
2,191,675	DiscoverOrg, LLC, First Lien Term Loan, (3M USD LIBOR + 4.00%), 5.45%, due 2/2/2026	2,049,216	(e)
729,825	EIG Investors Corp., First Lien Term Loan, (3M USD LIBOR + 3.75%), 5.39%, due 2/9/2023	678,737	(e)
1,281,730	Flexera Software LLC, First Lien Term Loan, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 4.50%, due 2/26/2025	1,223,258	(f)
901,675	Garda World Security Corporation, First Lien Term Loan B, (3M USD LIBOR + 4.75%), 6.39%, due 10/30/2026	864,481
1,464,298	Kronos Incorporated, Term Loan B, (3M USD LIBOR + 3.00%), 4.76%, due 11/1/2023	1,412,139
1,577,728	Learning Care Group, Inc., First Lien Term Loan, (2M USD LIBOR + 3.25%, 3M USD LIBOR + 3.25%), 4.25%, due 3/13/2025	1,283,876	(f)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$640,000	LGC Limited, Term Loan, (USD LIBOR + 3.50%), due 1/22/2027	$600,000	(c)(d)
1,280,000	Presidio, Inc., Term Loan B, (3M USD LIBOR + 3.50%), 4.27%, due 1/22/2027	1,203,738
1,377,450	Prime Security Services Borrower, LLC, Term Loan B1, (1M USD LIBOR + 3.25%), 4.27%, due 9/23/2026	1,302,668
405,000	Refinitiv US Holdings Inc., Term Loan, (1M USD LIBOR + 3.25%), due 10/1/2025	395,762	(c)(d)
829,162	Solera, LLC, Term Loan B, (3M USD LIBOR + 2.75%), 4.36%, due 3/3/2023	784,445
1,313,506	Tempo Acquisition LLC, Term Loan, (1M USD LIBOR + 2.75%), 3.15%, due 5/1/2024	1,230,598
1,565,000	Vertiv Group Corporation, Term Loan B, (1M USD LIBOR + 3.00%), 3.99%, due 3/2/2027	1,467,187	(e)
860,445	West Corporation, Term Loan, (3M USD LIBOR + 4.00%), 5.45%, due 10/10/2024	671,689
934,676	William Morris Endeavor Entertainment, LLC, First Lien Term Loan, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%), 3.16% – 4.37%, due 5/18/2025	691,660	(f)
		21,005,576
Cable & Satellite Television 0.3%
717,339	Altice Financing SA, Term Loan B, (1M USD LIBOR + 2.75%), 3.56%, due 7/15/2025	660,174	(c)(d)
2,718,965	Altice France S.A., Term Loan B13, (1M USD LIBOR + 4.00%), 4.81%, due 8/14/2026	2,516,973	(c)(d)
	Charter Communications Operating, LLC
230,000	Term Loan B1, (USD LIBOR + 1.75%), due 4/30/2025	222,622	(c)(d)
230,000	Term Loan B2, (USD LIBOR + 1.75%), due 2/1/2027	220,609	(c)(d)
1,540,651	CSC Holdings, LLC, Term Loan B5, (1M USD LIBOR + 2.50%), 3.31%, due 4/15/2027	1,463,896
1,932,394	Radiate Holdco, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 2/1/2024	1,845,127
530,000	Virgin Media Bristol LLC, Term Loan N, (1M USD LIBOR + 2.50%), due 1/31/2028	500,452	(c)(d)
390,000	Ziggo Financing Partnership, Term Loan I, (1M USD LIBOR + 2.50%), due 4/30/2028	363,188	(c)(d)
		7,793,041
Chemicals & Plastics 0.1%
653,329	Diamond (BC) B.V., Term Loan, (1M USD LIBOR + 3.00%, 3M USD LIBOR + 3.00%), 3.40% – 3.76%, due 9/6/2024	560,641	(f)
1,105,711	Solenis Holdings LLC, First Lien Term Loan, (3M USD LIBOR + 4.00%), 5.61%, due 6/26/2025	948,700
761,652	Starfruit Finco B.V., Term Loan B, (1M USD LIBOR + 3.00%), 3.86%, due 10/1/2025	689,296
		2,198,637
Containers & Glass Products 0.2%
874,639	Berlin Packaging LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%, 3M USD LIBOR + 3.00%), 3.99% – 4.46%, due 11/7/2025	792,274	(f)
360,000	Berry Global, Inc., Term Loan W, (USD LIBOR + 2.00%), due 10/1/2022	350,251	(c)(d)
1,047,312	BWAY Holding Company, Term Loan B, (3M USD LIBOR + 3.25%), 4.56%, due 4/3/2024	896,112
995,000	Reynolds Group Holdings Inc., Term Loan, (1M USD LIBOR + 2.75%), 3.15%, due 2/5/2023	946,703
524,149	TricorBraun Holdings, Inc., First Lien Term Loan, (3M USD LIBOR + 3.75%), 5.20%, due 11/30/2023	468,459
1,290,991	Trident TPI Holdings, Inc., Term Loan B1, (3M USD LIBOR + 3.25%), 4.32% – 4.70%, due 10/17/2024	1,126,389	(f)
		4,580,188
Cosmetics - Toiletries 0.0%(g)
667,700	Sunshine Luxembourg VII SARL, Term Loan B1, (6M USD LIBOR + 4.25%), 5.32%, due 10/1/2026	610,111

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Diversified Insurance 0.1%
$2,300,438	Hub International Limited, Term Loan B, (3M USD LIBOR + 3.00%), 3.87%, due 4/25/2025	$2,150,381
545,875	Sedgwick Claims Management Services, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.40%, due 9/3/2026	508,515
		2,658,896
Drugs 0.1%
1,505,000	Bausch Health Companies Inc., Term Loan B, (USD LIBOR + 3.00%), due 6/2/2025	1,454,206	(c)(d)
1,084,130	Endo Luxembourg Finance Company I S.a.r.l., Term Loan B, (1M USD LIBOR + 4.25%), 5.00%, due 4/29/2024	983,176
1,236,872	Parexel International Corporation, Term Loan B, (1M USD LIBOR + 2.75%), 3.15%, due 9/27/2024	1,129,524
		3,566,906
Electronics - Electrical 0.7%
397,427	Almonde, Inc., Second Lien Term Loan, (6M USD LIBOR + 7.25%), 8.25%, due 6/13/2025	336,621	(c)(d)
1,263,062	Applied Systems, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 4.70%, due 9/19/2024	1,207,512
250,000	Barracuda Networks, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), due 2/12/2025	239,167	(c)(d)
1,335,132	CommScope, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 3.65%, due 4/6/2026	1,252,167
558,597	Dell International LLC, Term Loan B, (USD LIBOR + 2.00%), due 9/19/2025	543,514	(c)(d)
1,701,734	Epicor Software Corporation, First Lien Term Loan, (1M USD LIBOR + 3.25%), 3.66%, due 6/1/2022	1,639,246
1,924,226	Hyland Software, Inc., First Lien Term Loan, (1M USD LIBOR + 3.25%), 4.00%, due 7/1/2024	1,838,848
200,000	IGT Holding IV AB, Term Loan B2, (3M USD LIBOR + 4.00%), 5.45%, due 7/26/2024	180,334
1,285,000	Informatica LLC, Term Loan B, (1M USD LIBOR + 3.25%), 3.65%, due 2/25/2027	1,204,687
2,170,271	McAfee, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.19%, due 9/30/2024	2,071,394
230,000	ON Semiconductor Corporation, Term Loan B, (USD LIBOR + 2.00%), due 9/19/2026	221,499	(c)(d)
	Project Alpha Intermediate Holding, Inc.
761,699	Term Loan B, (6M USD LIBOR + 3.50%), 5.38%, due 4/26/2024	719,806
517,393	Term Loan B, (3M USD LIBOR + 4.25%), 6.13%, due 4/26/2024	491,524
1,737,374	Rackspace Hosting, Inc., First Lien Term Loan, (3M USD LIBOR + 3.00%), 4.76%, due 11/3/2023	1,624,271
1,061,984	Sirius Computer Solutions, Inc., Term Loan, (1M USD LIBOR + 3.50%), 3.90%, due 7/1/2026	995,164	(c)(d)
2,353,175	Tibco Software Inc., Term Loan B, (1M USD LIBOR + 3.75%), 4.16%, due 6/30/2026	2,200,219
365,000	Uber Technologies, Inc., Term Loan, (USD LIBOR + 3.50%), due 7/13/2023	342,987	(c)(d)
410,000	VS Buyer, LLC, Term Loan B, (3M USD LIBOR + 3.25%), due 2/28/2027	385,400	(c)(d)
395,000	Western Digital Corporation, Term Loan B4, (USD LIBOR + 1.75%), due 4/29/2023	377,719	(c)(d)
		17,872,079
Financial Intermediaries 0.2%
1,926,667	Alliant Holdings Intermediate, LLC, Term Loan B, (1M USD LIBOR + 2.75%), 3.15%, due 5/9/2025	1,795,654
1,014,786	Edelman Financial Center, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.57%, due 7/21/2025	907,513
1,039,696	PI US MergerCo, Inc., First Lien Term Loan, (3M USD LIBOR + 3.25%), 4.70%, due 1/3/2025	931,504
		3,634,671

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Food Products 0.1%
$1,115,000	Froneri International Ltd., Term Loan, (1M USD LIBOR + 2.25%), 2.25%, due 1/29/2027	$1,029,056
Food Service 0.0%(g)
545,000	1011778 B.C. Unlimited Liability Company, Term Loan B4, (USD LIBOR + 1.75%), due 11/19/2026	509,744	(c)(d)
Health Care 0.6%
	Acadia Healthcare Company, Inc.
165,000	Term Loan B3, (USD LIBOR + 2.50%), due 2/11/2022	158,022	(c)(d)
215,652	Term Loan B4, (USD LIBOR + 2.50%), due 2/16/2023	206,532	(c)(d)
695,000	Agiliti Health, Inc., Term Loan, (3M USD LIBOR + 3.00%), due 1/4/2026	653,300	(c)(d)(e)
1,040,346	Athenahealth, Inc., Term Loan B, (3M USD LIBOR + 4.50%), 5.28%, due 2/11/2026	957,118	(e)
683,239	Aveanna Healthcare, LLC, First Lien Term Loan, (6M USD LIBOR + 4.25%), 5.25%, due 3/18/2024	568,797
1,404,325	Emerald TopCo Inc., Term Loan, (1M USD LIBOR + 3.50%, 3M USD LIBOR + 3.50%), 3.93% – 4.26%, due 7/24/2026	1,315,853	(f)
2,280,659	Envision Healthcare Corporation, First Lien Term Loan, (1M USD LIBOR + 3.75%), 4.15%, due 10/10/2025	1,558,442
522,973	EyeCare Partners, LLC, Term Loan, (3M USD LIBOR + 3.75%), 4.82%, due 2/5/2027	430,579
1,275,000	Gentiva Health Services, Inc., Term Loan, (1M USD LIBOR + 3.25%), 3.69%, due 7/2/2025	1,198,500	(e)
610,000	Grifols Worldwide Operations USA, Inc., Term Loan B, (1W USD LIBOR + 2.00%), due 11/15/2027	589,669	(c)(d)
	HCA Inc.
290,000	Term Loan B12, (USD LIBOR + 1.75%), due 3/13/2025	282,872	(c)(d)
290,000	Term Loan B13, (USD LIBOR + 1.75%), due 3/18/2026	282,341	(c)(d)
1,433,915	MPH Acquisition Holdings LLC, Term Loan B, (3M USD LIBOR + 2.75%), 4.20%, due 6/7/2023	1,316,520
930,000	Navicure, Inc., Term Loan B, (1M USD LIBOR + 4.00%), 4.40%, due 10/22/2026	864,900	(e)
881,788	Ortho-Clinical Diagnostics SA, Term Loan B, (1M USD LIBOR + 3.25%), 4.27%, due 6/30/2025	781,485
738,127	Pearl Intermediate Parent LLC, Term Loan, (1M USD LIBOR + 3.25%), 3.65%, due 2/14/2025	661,546
1,280,000	RegionalCare Hospital Partners Holdings, Inc., Term Loan B, (1M USD LIBOR + 3.75%), 4.15%, due 11/17/2025	1,180,083
1,681,707	Select Medical Corporation, Term Loan B, (1M USD LIBOR + 2.50%), 3.07%, due 3/6/2025	1,593,939
220,000	Syneos Health, Inc., Term Loan B, (USD LIBOR + 1.75%), due 8/1/2024	211,957	(c)(d)
807,918	Team Health Holdings, Inc., First Lien Term Loan, (1M USD LIBOR + 2.75%), 3.75%, due 2/6/2024	591,969
1,158,698	Verscend Holding Corp., Term Loan B, (1M USD LIBOR + 4.50%), 4.90%, due 8/27/2025	1,088,887
		16,493,311
Health Insurance 0.0%(g)
365,000	AmWINS Group, Inc., Term Loan B, (1M USD LIBOR + 2.75%), due 1/25/2024	351,940	(c)(d)
Industrial Equipment 0.2%
988,590	Brookfield WEC Holdings Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.40%, due 8/1/2025	934,711

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,079,617	Circor International, Inc., Term Loan B, (1M USD LIBOR + 3.25%), 4.25%, due 12/11/2024	$916,324
592,987	Crosby US Acquisition Corp., Term Loan B, (1M USD LIBOR + 4.75%), 5.42%, due 6/26/2026	478,541
1,015,724	Filtration Group Corporation, First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.40%, due 3/29/2025	963,242
934,351	Gates Global LLC, Term Loan B, (1M USD LIBOR + 2.75%), 3.75%, due 4/1/2024	857,772
587,732	Granite Holdings US Acquisition Co., Term Loan B, (6M USD LIBOR + 5.25%), 6.32%, due 9/30/2026	476,063	(e)
		4,626,653
Leisure Goods - Activities - Movies 0.3%
640,000	Banijay Entertainment S.A.S, Term Loan, (USD LIBOR + 3.75%), due 3/4/2025	587,200	(c)(d)(e)
707,567	Cineworld Limited, Term Loan, (USD LIBOR + 3.00%), due 2/5/2027	424,540	(c)(d)(e)
791,812	Creative Artists Agency, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.15%, due 11/27/2026	706,693
916,902	Crown Finance US, Inc., Term Loan, (6M USD LIBOR + 2.25%), 3.32%, due 2/28/2025	574,595
1,175,000	Delta 2 (LUX) S.a.r.l., Term Loan, (1M USD LIBOR + 2.50%), 3.50%, due 2/1/2024	1,069,462
2,713,448	Emerald Expositions Holding, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 3.15%, due 5/22/2024	2,083,928
1,036,875	Playtika Holding Corp., Term Loan B, (6M USD LIBOR + 6.00%), 7.07%, due 12/10/2024	1,023,914
1,253,223	SeaWorld Parks & Entertainment, Inc., Term Loan B5, (1M USD LIBOR + 3.00%), 3.75%, due 3/31/2024	1,045,739
		7,516,071
Lodging & Casinos 0.2%
1,285,841	Caesars Resort Collection, LLC, First Lien Term Loan B, (1M USD LIBOR + 2.75%), 3.15%, due 12/23/2024	1,082,254
968,737	Golden Entertainment, Inc., First Lien Term Loan, (1M USD LIBOR + 3.00%), 3.75%, due 10/21/2024	789,520
	Mohegan Tribal Gaming Authority
150,906	Term Loan A, (1M USD LIBOR + 4.13%), 4.53%, due 10/13/2021	113,746
843,455	Term Loan B, (1M USD LIBOR + 4.13%), 4.53%, due 10/13/2023	577,767
946,566	Scientific Games International, Inc., Term Loan B5, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%, 6M USD LIBOR + 2.75%), 3.15% – 3.61%, due 8/14/2024	780,131	(f)
651,651	Station Casinos LLC, Term Loan B, (1M USD LIBOR + 2.25%), 2.66%, due 2/8/2027	572,821
		3,916,239
Oil & Gas 0.2%
1,387,194	BCP Renaissance Parent LLC, Term Loan B, (3M USD LIBOR + 3.50%), 4.95%, due 10/31/2024	1,061,204
465,000	Gavilan Resources, LLC, Second Lien Term Loan, (1M USD LIBOR + 6.00%), 7.00%, due 3/1/2024	39,525
1,240,488	Lower Cadence Holdings LLC, Term Loan B, (1M USD LIBOR + 4.00%), 4.40%, due 5/22/2026	854,386
1,362,823	Lucid Energy Group II Borrower, LLC, First Lien Term Loan, (1M USD LIBOR + 3.00%), 4.00%, due 2/17/2025	769,995
1,332,950	Medallion Midland Acquisition, LLC, First Lien Term Loan, (1M USD LIBOR + 3.25%), 4.25%, due 10/30/2024	919,735
1,260,528	Prairie ECI Acquiror LP, Term Loan B, (3M USD LIBOR + 4.75%), 6.20%, due 3/11/2026	906,799
		4,551,644

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Property & Casualty Insurance 0.1%
$1,788,588	AssuredPartners, Inc., Term Loan B, (1M USD LIBOR + 3.50%), 3.90%, due 2/12/2027	$1,667,107	(c)(d)
2,014,098	Asurion LLC, Term Loan B7, (1M USD LIBOR + 3.00%), 3.40%, due 11/3/2024	1,916,636
		3,583,743
Publishing 0.0%(g)
379,803	Nielsen Finance LLC, Term Loan B4, (USD LIBOR + 2.00%), due 10/4/2023	364,569	(c)(d)
Radio & Television 0.1%
1,547,225	Cumulus Media New Holdings Inc., Term Loan B, (6M USD LIBOR + 3.75%), 4.82%, due 3/31/2026	1,297,085
961,800	iHeartCommunications, Inc., Term Loan, (1M USD LIBOR + 3.00%), 3.40%, due 5/1/2026	859,474
1,515,383	Univision Communications Inc., Term Loan C5, (1M USD LIBOR + 2.75%), 3.75%, due 3/15/2024	1,328,097
		3,484,656
Retailers (except food & drug) 0.2%
1,564,343	Bass Pro Group, LLC, Term Loan B, (1M USD LIBOR + 5.00%), 6.07%, due 9/25/2024	1,314,048
1,131,424	BJ's Wholesale Club, Inc., First Lien Term Loan, (1M USD LIBOR + 2.25%), 3.08%, due 2/3/2024	1,096,067
	EG America LLC
1,672,079	Term Loan, (6M USD LIBOR + 4.00%), 5.07%, due 2/7/2025	1,425,447
61,593	Second Lien Term Loan, (6M USD LIBOR + 8.00%), 9.07%, due 4/20/2026	45,887
1,583,675	Staples, Inc., Term Loan, (1M USD LIBOR + 5.00%), 6.02%, due 4/16/2026	1,256,377
		5,137,826
Steel 0.1%
1,159,056	Big River Steel LLC, Term Loan B, (3M USD LIBOR + 5.00%), 6.45%, due 8/23/2023	1,002,583
1,295,208	MRC Global (US) Inc., First Lien Term Loan B, (1M USD LIBOR + 3.00%), 3.40%, due 9/20/2024	1,100,927	(e)
873,558	TMS International Corp., Term Loan B2, (1M USD LIBOR + 2.75%, 3M USD LIBOR + 2.75%), 3.75%, due 8/14/2024	786,202	(e)(f)
		2,889,712
Surface Transport 0.0%(g)
1,307,115	Hertz Corporation, (The), Term Loan B, (1M USD LIBOR + 2.75%), 3.51%, due 6/30/2023	806,791
Telecommunications 0.4%
1,533,850	CenturyLink, Inc., Term Loan B, (1M USD LIBOR + 2.25%), 2.65%, due 3/15/2027	1,447,571
1,875,000	Connect Finco Sarl, Term Loan B, (1M USD LIBOR + 4.50%), 5.50%, due 12/11/2026	1,709,381
1,358,903	GTT Communications, Inc., Term Loan B, (1M USD LIBOR + 2.75%), 3.15%, due 5/31/2025	981,318
1,337,500	Intelsat Jackson Holdings S.A., Term Loan B3, (3M USD LIBOR + 2.75%), 6.00%, due 11/27/2023	1,310,001
1,310,000	Iridium Satellite LLC, Term Loan, (1M USD LIBOR + 3.75%), 4.75%, due 11/4/2026	1,291,988

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$380,000	Level 3 Financing Inc., Term Loan B, (USD LIBOR + 1.75%), due 3/1/2027	$363,215	(c)(d)
1,282,397	MTN Infrastructure TopCo Inc., First Lien Term Loan B, (1M USD LIBOR + 3.00%), 4.00%, due 11/15/2024	1,179,408
120,000	Syniverse Holdings, Inc., Second Lien Term Loan, (1M USD LIBOR + 9.00%), 10.87%, due 3/11/2024	44,272
990,000	Zayo Group Holdings, Inc., Term Loan, (1M USD LIBOR + 3.00%), due 3/9/2027	927,838	(c)(d)
		9,254,992
Utilities 0.3%
1,924,652	Blackstone CQP Holdco LP, Term Loan B, (3M USD LIBOR + 3.50%), 4.62%, due 9/30/2024	1,762,654
1,124,754	Eastern Power, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.75%, due 10/2/2025	1,055,547
1,448,136	Edgewater Generation, L.L.C., Term Loan, (1M USD LIBOR + 3.75%), 4.15%, due 12/13/2025	1,330,475
2,364,075	Granite Generation LLC, Term Loan B, (1M USD LIBOR + 3.75%, 3M USD LIBOR + 3.75%), 4.75% – 5.20%, due 11/9/2026	2,225,186	(f)
730,946	Kestrel Acquisition, LLC, Term Loan B, (3M USD LIBOR + 4.25%), 5.25%, due 6/2/2025	590,239
818,847	Nautilus Power, LLC, Term Loan B, (1M USD LIBOR + 4.25%), 5.25%, due 5/16/2024	760,848
975,100	Talen Energy Supply, LLC, Term Loan B, (1M USD LIBOR + 3.75%), 4.15%, due 7/8/2026	887,341	(e)
		8,612,290
	Total Loan Assignments (Cost $166,525,998)	149,526,650
U.S. Treasury Obligations 4.4%
17,100,000	U.S. Treasury Bills, 1.51%, due 5/28/2020	17,099,134	(h)(i)
	U.S. Treasury Inflation-Indexed Bonds(j)
1,153,460	0.50%, due 1/15/2028	1,230,175
1,256,663	0.13%, due 1/15/2030	1,326,033
17,253,366	3.38%, due 4/15/2032	24,992,266
53,213,571	1.00%, due 2/15/2046 – 2/15/2048	69,135,584
286,730	0.25%, due 2/15/2050	319,659
	Total U.S. Treasury Obligations (Cost $100,102,467)	114,102,851
U.S. Government Agency Securities 0.1%
2,030,000	Federal National Mortgage Association, 5.63%, due 7/15/2037 (Cost $2,835,428)	3,334,661
Mortgage-Backed Securities 35.7%
Collateralized Mortgage Obligations 7.8%
180,329	Angel Oak Mortgage Trust LLC, Ser. 2017-3, Class A1, 2.71%, due 11/25/2047	178,792	(k)(l)
	Fannie Mae Connecticut Avenue Securities
19,667,990	Ser. 2017-C02, Class 2M2, (1M USD LIBOR + 3.65%), 4.14%, due 9/25/2029	18,581,247	(b)(m)
16,585,000	Ser. 2017-C03, Class 1M2, (1M USD LIBOR + 3.00%), 3.49%, due 10/25/2029	15,690,820	(b)
6,598,000	Ser. 2017-C04, Class 2M2, (1M USD LIBOR + 2.85%), 3.34%, due 11/25/2029	6,044,977	(b)
8,344,903	Ser. 2017-C06, Class 1M2, (1M USD LIBOR + 2.65%), 3.14%, due 2/25/2030	7,570,459	(b)
8,918,947	Ser. 2017-C06, Class 2M2, (1M USD LIBOR + 2.80%), 3.29%, due 2/25/2030	7,864,511	(b)
2,670,000	Ser. 2017-C07, Class 1M2, (1M USD LIBOR + 2.40%), 2.89%, due 5/25/2030	2,386,646	(b)
14,435,619	Ser. 2017-C07, Class 2M2, (1M USD LIBOR + 2.50%), 2.99%, due 5/25/2030	12,572,961	(b)(m)
12,430,000	Ser. 2018-C01, Class 1M2, (1M USD LIBOR + 2.25%), 2.74%, due 7/25/2030	10,839,787	(b)
4,441,756	Ser. 2018-C02, Class 2M2, (1M USD LIBOR + 2.20%), 2.69%, due 8/25/2030	3,883,793	(b)
	Fannie Mae Real Estate Mortgage Investment Conduits
9,770,166	Ser. 2012-96, Class PS, (6.70% – 1M USD LIBOR), 6.21%, due 7/25/2041	1,106,258	(b)(n)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$11,752,008	Ser. 2019-49, Class DS, (6.15% – 1M USD LIBOR), 5.66%, due 6/25/2043	$2,604,156	(b)(n)
19,222,443	Ser. 2018-18, Class ST, (6.10% – 1M USD LIBOR), 5.61%, due 12/25/2044	3,619,970	(b)(n)
8,292,755	Ser. 2016-8, Class SB, (6.10% – 1M USD LIBOR), 4.47%, due 3/25/2046	1,779,065	(b)(n)
8,766,790	Ser. 2016-31, Class HS, (6.00% – 1M USD LIBOR), 5.51%, due 6/25/2046	1,511,822	(b)(n)
9,216,109	Ser. 2016-67, Class KS, (6.00% – 1M USD LIBOR), 5.51%, due 9/25/2046	1,860,402	(b)(n)
12,034,070	Ser. 2016-62, Class SA, (6.00% – 1M USD LIBOR), 5.51%, due 9/25/2046	3,325,682	(b)(n)
	Freddie Mac Real Estate Mortgage Investment Conduits
12,951,634	Ser. 4150, Class SP, (6.15% – 1M USD LIBOR), 5.34%, due 1/15/2043	2,565,557	(b)(n)
6,974,650	Ser. 4156, Class SA, (6.15% – 1M USD LIBOR), 5.34%, due 3/15/2045	1,306,031	(b)(n)
10,886,418	Ser. 4953, Class BI, 4.50%, due 2/25/2050	1,574,643	(n)
	Freddie Mac Structured Agency Credit Risk Debt Notes
19,800,000	Ser. 2017-DNA1, Class M2, (1M USD LIBOR + 3.25%), 4.20%, due 7/25/2029	18,867,897	(b)
19,826,000	Ser. 2017-DNA2, Class M2, (1M USD LIBOR + 3.45%), 3.94%, due 10/25/2029	19,012,379	(b)
9,935,000	Ser. 2017-HQA2, Class M2, (1M USD LIBOR + 2.65%), 3.60%, due 12/25/2029	8,807,161	(b)(m)
16,454,000	Ser. 2017-DNA3, Class M2, (1M USD LIBOR + 2.50%), 2.99%, due 3/25/2030	15,472,981	(b)
2,726,403	Ser. 2017-HQA3, Class M2, (1M USD LIBOR + 2.35%), 2.84%, due 4/25/2030	2,377,610	(b)
5,680,000	Ser. 2018-DNA1, Class M2, (1M USD LIBOR + 1.80%), 2.29%, due 7/25/2030	4,889,714	(b)(m)
14,386,613	Ser. 2018-HQA1, Class M2, (1M USD LIBOR + 2.30%), 2.79%, due 9/25/2030	12,652,403	(b)
4,348,704	Government National Mortgage Association, Ser. 2013-186, Class SA, (6.10% – 1M USD LIBOR), 5.31%, due 12/16/2043	886,635	(b)(c)(n)
369,527	JP Morgan Alternative Loan Trust, Ser. 2006-A5, Class 1A1, (1M USD LIBOR + 0.16%), 0.65%, due 10/25/2036	333,846	(b)
	OBX Trust
5,851,685	Ser. 2019-EXP2, Class 2A1A, (1M USD LIBOR + 0.90%), 1.39%, due 6/25/2059	5,764,334	(b)(k)
5,303,719	Ser. 2019-EXP3, Class 2A1A, (1M USD LIBOR + 0.90%), 1.39%, due 10/25/2059	5,298,712	(b)(k)
500,000	Permanent Master Issuer PLC, Ser. 2018-1A, Class 1A1, (3M USD LIBOR + 0.38%), 1.60%, due 7/15/2058	498,067	(b)(k)
		201,729,318
Commercial Mortgage-Backed 2.6%
86,053	BDS Ltd., Ser. 2018-FL1, Class A, (1M USD LIBOR + 0.85%), 1.60%, due 1/15/2035	86,121	(b)(k)
	BX Commercial Mortgage Trust
6,144,832	Ser. 2018-IND, Class A, (1M USD LIBOR + 0.75%), 1.56%, due 11/15/2035	5,939,818	(b)(k)
1,561,000	Ser. 2018-IND, Class B, (1M USD LIBOR + 0.90%), 1.71%, due 11/15/2035	1,500,672	(b)(k)
4,930,000	BXMT Ltd., Ser. 2020-FL2, Class A, (1M USD LIBOR + 0.90%), 1.65%, due 2/16/2037	4,643,857	(b)(k)
	Citigroup Commercial Mortgage Trust
1,000,000	Ser. 2012-GC8, Class B, 4.29%, due 9/10/2045	887,384	(k)
52,834,317	Ser. 2014-GC25, Class XA, 1.14%, due 10/10/2047	1,905,665	(l)(n)
29,972,743	Ser. 2015-GC27, Class XA, 1.49%, due 2/10/2048	1,373,747	(l)(n)
	Commercial Mortgage Trust
162,690	Ser. 2012-CR3, Class XA, 2.01%, due 10/15/2045	5,694	(l)(n)
6,200,000	Ser. 2012 -CR4, Class AM, 3.25%, due 10/15/2045	6,243,806
31,804,146	Ser. 2014-CR16, Class XA, 1.14%, due 4/10/2047	1,001,490	(l)(n)
28,590,122	Ser. 2014-CR17, Class XA, 1.13%, due 5/10/2047	904,005	(l)(n)
40,696,854	Ser. 2014-UBS3, Class XA, 1.24%, due 6/10/2047	1,463,024	(l)(n)
47,973,713	Ser. 2014-UBS6, Class XA, 1.04%, due 12/10/2047	1,488,778	(l)(n)
34,589,460	CSAIL Commercial Mortgage Trust, Ser. 2015-C2, Class XA, 0.89%, due 6/15/2057	1,022,603	(l)(n)
	Freddie Mac Multiclass Certificates
61,820,000	Ser. 2020-RR03, Class X1, 1.71%, due 7/27/2028	7,547,140	(n)
27,400,000	Ser. 2020-RR02, Class DX, 1.82%, due 9/27/2028	3,475,041	(l)(n)
18,835,000	Ser. 2020-RR02, Class CX, 1.27%, due 3/27/2029	1,739,493	(l)(n)
	Freddie Mac Multifamily Structured Pass Through Certificates
70,984,000	Ser. K083, Class XAM, 0.19%, due 10/25/2028	521,243	(l)(n)
77,922,000	Ser. K085, Class XAM, 0.21%, due 10/25/2028	639,023	(l)(n)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	FRESB Mortgage Trust
$2,365,143	Ser. 2017-SB29, Class B, 3.52%, due 3/25/2037	$1,887,219	(l)
6,899,484	Ser. 2017-SB38, Class B, 3.93%, due 8/25/2037	5,533,955	(k)(l)
	GS Mortgage Securities Trust
5,717,780	Ser. 2011-GC3, Class A4, 4.75%, due 3/10/2044	5,782,859	(k)
259,143	Ser. 2011-GC5, Class XA, 1.49%, due 8/10/2044	2,849	(k)(l)(n)
59,749,534	Ser. 2014-GC18, Class XA, 1.18%, due 1/10/2047	1,725,644	(l)(n)
45,490,385	Ser. 2015-GC30, Class XA, 0.91%, due 5/10/2050	1,415,256	(l)(n)
3,950,000	JP Morgan Chase Commercial Mortgage Securities Trust, Ser. 2013-LC11, Class B, 3.50%, due 4/15/2046	3,865,977
485,822	Morgan Stanley Capital I Trust, Ser. 2011-C3, Class XA, 0.72%, due 7/15/2049	2,473	(k)(l)(n)
	WF-RBS Commercial Mortgage Trust
7,765,332	Ser. 2011-C2, Class XA, 0.98%, due 2/15/2044	26,392	(k)(l)(n)
211,577	Ser. 2012-C6, Class XA, 2.24%, due 4/15/2045	4,991	(k)(l)(n)
102,868,000	Ser. 2013-C14, Class XB, 0.27%, due 6/15/2046	616,118	(l)(n)
34,343,834	Ser. 2014-C21, Class XA, 1.19%, due 8/15/2047	1,165,180	(l)(n)
56,200,838	Ser. 2014-C25, Class XA, 0.96%, due 11/15/2047	1,647,820	(l)(n)
16,804,310	Ser. 2014-C22, Class XA, 0.96%, due 9/15/2057	453,842	(l)(n)
		66,519,179
Fannie Mae 0.0%(g)
	Pass-Through Certificates
5,229	5.00%, due 6/1/2040 – 7/1/2040	5,960
72,681	6.00%, due 9/1/2033 – 9/1/2040	82,093
432	6.50%, due 9/1/2032	488
366	7.50%, due 12/1/2032	430
		88,971
Freddie Mac 0.0%(g)
4,272	Pass-Through Certificates, 5.00%, due 12/1/2028	4,633
Ginnie Mae 5.7%
	Pass-Through Certificates
321	6.50%, due 7/15/2032	364
636	7.00%, due 8/15/2032	782
10,655,000	2.50%, TBA, 30 Year Maturity	11,239,776	(o)
74,990,000	3.00%, TBA, 30 Year Maturity	79,803,435	(o)
54,215,000	3.50%, TBA, 30 Year Maturity	57,518,727	(o)
		148,563,084
Uniform Mortgage-Backed Securities 19.6%
	Pass-Through Certificates
55,540,000	2.50%, TBA, 15 Year Maturity	58,069,673	(o)
191,495,000	2.50%, TBA, 30 Year Maturity	199,401,648	(o)
23,000,000	3.00%, TBA, 15 Year Maturity	24,253,510	(o)
188,185,000	3.00%, TBA, 30 Year Maturity	198,652,791	(o)
24,590,000	3.50%, TBA, 30 Year Maturity	25,988,556	(o)
		506,366,178
	Total Mortgage-Backed Securities (Cost $956,000,223)	923,271,363

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Corporate Bonds 57.3%
Advertising 0.2%
$1,085,000	Lamar Media Corp., 5.75%, due 2/1/2026	$1,103,553
1,420,000	Nielsen Co. Luxembourg S.a.r.l., 5.00%, due 2/1/2025	1,370,300	(k)(p)
1,425,000	Nielsen Finance LLC/Nielsen Finance Co., 5.00%, due 4/15/2022	1,403,782	(k)(m)
1,581,000	Outfront Media Capital LLC/Outfront Media Capital Corp., 5.00%, due 8/15/2027	1,509,697	(k)
		5,387,332
Aerospace & Defense 1.1%
1,225,000	BBA U.S. Holdings, Inc., 5.38%, due 5/1/2026	1,130,063	(k)(p)
	Boeing Co.
2,620,000	3.90%, due 5/1/2049	2,188,696
1,120,000	3.75%, due 2/1/2050	891,391
12,100,000	5.81%, due 5/1/2050	12,100,000	(q)(r)
	Bombardier, Inc.
265,000	8.75%, due 12/1/2021	219,950	(k)
920,000	5.75%, due 3/15/2022	690,000	(k)
340,000	Science Applications Int'l Corp., 4.88%, due 4/1/2028	332,965	(k)
	TransDigm, Inc.
3,850,000	6.25%, due 3/15/2026	3,768,188	(k)
1,935,000	6.38%, due 6/15/2026	1,655,973
2,570,000	7.50%, due 3/15/2027	2,339,471
3,415,000	5.50%, due 11/15/2027	2,885,675	(k)
		28,202,372
Agriculture 0.3%
	BAT Capital Corp.
1,190,000	(3M USD LIBOR + 0.59%), 2.29%, due 8/14/2020	1,185,302	(b)
5,250,000	4.91%, due 4/2/2030	5,900,547
1,225,000	Darling Ingredients, Inc., 5.25%, due 4/15/2027	1,234,310	(k)
		8,320,159
Air Transportation 0.0%(g)
575,000	American Airlines Group, Inc., 3.75%, due 3/1/2025	267,720	(k)
545,000	Delta Air Lines, Inc., 7.00%, due 5/1/2025	558,569	(k)
		826,289
Airlines 0.0%(g)
650,000	Unity 1 Sukuk Ltd., 3.86%, due 11/30/2021	649,418	(s)
Auto Loans 0.3%
	Ford Motor Credit Co. LLC
740,000	3.16%, due 8/4/2020	734,450
1,250,000	2.34%, due 11/2/2020	1,216,575
100,000	3.20%, due 1/15/2021	96,500
375,000	5.75%, due 2/1/2021	368,438
415,000	3.34%, due 3/18/2021	398,392
385,000	3.47%, due 4/5/2021	367,675
965,000	5.88%, due 8/2/2021	955,350

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,070,000	3.81%, due 10/12/2021	$1,005,800
410,000	3.09%, due 1/9/2023	365,925
415,000	3.10%, due 5/4/2023	365,200
435,000	3.66%, due 9/8/2024	373,012
420,000	4.69%, due 6/9/2025	370,650
745,000	4.39%, due 1/8/2026	640,700
1,160,000	5.11%, due 5/3/2029	997,600
		8,256,267
Auto Manufacturers 0.9%
	BMW U.S. Capital LLC
750,000	(3M USD LIBOR + 0.50%), 2.21%, due 8/13/2021	731,017	(b)(k)
5,220,000	3.90%, due 4/9/2025	5,556,527	(k)
	Daimler Finance N.A. LLC
500,000	(3M USD LIBOR + 0.43%), 2.14%, due 2/12/2021	486,542	(b)(k)
500,000	(3M USD LIBOR + 0.90%), 2.59%, due 2/15/2022	473,475	(b)(k)
4,075,000	General Motors Financial Co., Inc., 5.10%, due 1/17/2024	4,018,755	(m)
12,585,000	Volkswagen Group of America Finance LLC, 2.70%, due 9/26/2022	12,633,249	(k)(m)
		23,899,565
Auto Parts & Equipment 0.1%
365,000	Adient U.S. LLC, 9.00%, due 4/15/2025	380,513	(k)
980,000	Dealer Tire LLC/DT Issuer LLC, 8.00%, due 2/1/2028	732,550	(k)
	Panther BF Aggregator 2 L.P./Panther Finance Co., Inc.
790,000	6.25%, due 5/15/2026	792,212	(k)(p)
830,000	8.50%, due 5/15/2027	703,425	(k)
		2,608,700
Banking 0.6%
	Ally Financial, Inc.
765,000	4.13%, due 2/13/2022	775,128
945,000	5.80%, due 5/1/2025	1,007,049
9,120,000	Barclays PLC, 2.85%, due 5/7/2026	9,120,000	(r)(t)
	CIT Group, Inc.
360,000	4.13%, due 3/9/2021	353,700
1,270,000	5.00%, due 8/15/2022	1,263,650
480,000	5.25%, due 3/7/2025	474,144
1,515,000	GMAC LLC, 8.00%, due 11/1/2031	1,843,270
792,000	JPMorgan Chase & Co., Ser. HH, 4.60%, due 2/1/2025	710,424	(t)(u)
		15,547,365
Banks 11.1%
500,000	ABN AMRO Bank NV, (3M USD LIBOR + 0.57%), 2.21%, due 8/27/2021	497,294	(b)(k)
600,000	Banco Bilbao Vizcaya Argentaria SA, Ser. 9, 6.50%, due 3/5/2025	545,250	(t)(u)
200,000	Banco Bradesco SA, 3.20%, due 1/27/2025	190,000	(k)
200,000	Banco Davivienda SA, 5.88%, due 7/9/2022	199,002	(s)
90,000	Banco de Credito del Peru, 2.70%, due 1/11/2025	87,750	(k)
200,000	Banco Inbursa SA Institucion De Banca Multiple Grupo Financiero Inbursa, 4.13%, due 6/6/2024	196,500	(s)
150,000	Banco Int'l del Peru SAA Interbank, 3.38%, due 1/18/2023	150,000	(s)
200,000	Banco Santander Chile, 2.50%, due 12/15/2020	200,780	(s)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$150,000	Banco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand, 5.38%, due 4/17/2025	$153,937	(k)
600,000	Banco Santander SA, 7.50%, due 2/8/2024	584,250	(s)(t)(u)
211,000	Banco Votorantim SA, 4.50%, due 9/24/2024	206,252	(k)
200,000	Bancolombia SA, 3.00%, due 1/29/2025	185,126
200,000	Bank Leumi Le-Israel BM, 3.28%, due 1/29/2031	185,608	(s)(t)
	Bank of America Corp.
6,095,000	2.74%, due 1/23/2022	6,134,527	(m)(t)
1,365,000	(3M USD LIBOR + 1.00%), 2.02%, due 4/24/2023	1,352,870	(b)
1,296,000	Ser. JJ, 5.13%, due 6/20/2024	1,273,320	(t)(u)
1,528,000	Ser. X, 6.25%, due 9/5/2024	1,592,482	(t)(u)
9,400,000	3.71%, due 4/24/2028	10,256,919	(m)(t)
7,380,000	3.97%, due 3/5/2029	8,196,986	(m)(t)
5,350,000	2.50%, due 2/13/2031	5,408,186	(t)
5,190,000	4.08%, due 3/20/2051	6,221,015	(t)
725,000	Bank of New York Mellon, (3M USD LIBOR + 0.28%), 1.53%, due 6/4/2021	721,027	(b)
1,233,000	Bank of New York Mellon Corp., Ser. F, 4.63%, due 9/20/2026	1,202,175	(t)(u)
200,000	BBVA Bancomer SA, 6.75%, due 9/30/2022	207,500	(s)
	BNP Paribas SA
1,120,000	7.38%, due 8/19/2025	1,163,400	(k)(p)(t)(u)
445,000	4.50%, due 2/25/2030	371,575	(k)(t)(u)
8,935,000	3.05%, due 1/13/2031	8,945,599	(k)(m)(t)
870,000	Capital One N.A., (3M USD LIBOR + 1.15%), 1.91%, due 1/30/2023	838,963	(b)
	Citigroup, Inc.
7,485,000	(3M USD LIBOR + 0.96%), 1.95%, due 4/25/2022	7,427,740	(b)
418,000	(3M USD LIBOR + 0.69%), 1.68%, due 10/27/2022	411,055	(b)
1,100,000	Ser. B, 5.90%, due 2/15/2023	1,111,836	(t)(u)
1,320,000	Ser. U, 5.00%, due 9/12/2024	1,200,283	(t)(u)
865,000	Ser. V, 4.70%, due 1/30/2025	752,550	(t)(u)
12,720,000	3.89%, due 1/10/2028	13,709,783	(m)(t)
5,165,000	3.52%, due 10/27/2028	5,479,969	(m)(t)
6,960,000	2.98%, due 11/5/2030	7,100,059	(t)
	Citizens Financial Group, Inc.
900,000	Ser. B, 6.00%, due 7/6/2023	769,500	(t)(u)
1,203,000	Ser. C, 6.38%, due 4/6/2024	1,136,835	(t)(u)
206,000	Credit Bank of Moscow Via CBOM Finance PLC, 4.70%, due 1/29/2025	195,495	(k)
1,040,000	Credit Suisse AG, (SOFR + 0.45%), 1.20%, due 2/4/2022	1,011,324	(b)
	Credit Suisse Group AG
1,003,000	6.38%, due 8/21/2026	987,955	(k)(t)(u)
870,000	5.10%, due 1/24/2030	778,650	(k)(t)(u)
6,665,000	4.19%, due 4/1/2031	7,242,180	(k)(t)
	DIB Sukuk Ltd.
400,000	2.92%, due 6/3/2020	398,974	(s)
200,000	3.60%, due 3/30/2021	201,904	(s)
200,000	3.63%, due 2/6/2023	202,047	(s)
200,000	Emirates Development Bank PJSC, 3.52%, due 3/6/2024	204,140	(s)
1,348,000	Fifth Third Bancorp, 5.10%, due 6/30/2023	1,199,720	(t)(u)
	Goldman Sachs Group, Inc.
15,095,000	(3M USD LIBOR + 0.75%), 2.43%, due 2/23/2023	14,788,270	(b)(m)
509,000	Ser. Q, 5.50%, due 8/10/2024	517,271	(p)(t)(u)
736,000	Ser. R, 4.95%, due 2/10/2025	684,480	(t)(u)
976,000	Ser. O, 5.30%, due 11/10/2026	993,080	(t)(u)
8,765,000	3.69%, due 6/5/2028	9,344,211	(m)(t)
9,165,000	3.81%, due 4/23/2029	9,891,718	(m)(t)
3,550,000	4.02%, due 10/31/2038	3,889,170	(m)(t)
4,325,000	5.15%, due 5/22/2045	5,253,505	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	Grupo Aval Ltd.
$200,000	4.75%, due 9/26/2022	$197,500	(s)
200,000	4.38%, due 2/4/2030	168,000	(k)
289,000	Gulf Int'l Bank BSC, 3.50%, due 3/25/2022	288,981	(s)
	HSBC Holdings PLC
500,000	(3M USD LIBOR + 0.60%), 2.29%, due 5/18/2021	499,968	(b)
10,535,000	6.00%, due 5/22/2027	10,341,841	(m)(t)(u)
1,863,000	Huntington Bancshares, Inc., Ser. E, 5.70%, due 4/15/2023	1,639,440	(t)(u)
	ING Groep NV
803,000	6.50%, due 4/16/2025	796,174	(t)(u)
820,000	5.75%, due 11/16/2026	789,250	(p)(t)(u)
200,000	Itau Unibanco Holding SA, 2.90%, due 1/24/2023	193,002	(k)
	JPMorgan Chase & Co.
861,000	Ser. CC, 4.63%, due 11/1/2022	789,425	(p)(t)(u)
14,535,000	(3M USD LIBOR + 0.90%), 1.89%, due 4/25/2023	14,406,852	(b)(m)
1,426,000	Ser. FF, 5.00%, due 8/1/2024	1,326,180	(t)(u)
3,560,000	4.49%, due 3/24/2031	4,211,076	(t)
8,705,000	3.11%, due 4/22/2041	9,009,174	(t)
775,000	Lloyds Banking Group PLC, 7.50%, due 6/27/2024	759,500	(t)(u)
1,115,000	M&T Bank Corp., Ser. G, 5.00%, due 8/1/2024	1,089,138	(t)(u)
	Morgan Stanley
4,915,000	Ser. H, 4.83%, due 7/15/2020	4,423,500	(m)(t)(u)
14,930,000	(SOFR + 0.70%), 0.73%, due 1/20/2023	14,395,723	(b)(m)
16,475,000	3.59%, due 7/22/2028	17,819,466	(m)(t)
3,565,000	3.62%, due 4/1/2031	3,918,756	(p)(t)
600,000	National Australia Bank Ltd., (3M USD LIBOR + 0.35%), 1.66%, due 1/12/2021	598,968	(b)(k)
200,000	NBK Tier 1 Financing 2 Ltd., 4.50%, due 11/27/2025	180,032	(k)(t)(u)
200,000	Philippine National Bank, 3.28%, due 9/27/2024	196,222	(s)
1,310,000	PNC Financial Services Group, Inc., Ser. S, 5.00%, due 11/1/2026	1,332,375	(t)(u)
200,000	QIB Sukuk Ltd., 3.25%, due 5/23/2022	201,502	(s)
200,000	QNB Finance Ltd., (3M USD LIBOR + 1.35%), 2.99%, due 5/31/2021	199,332	(b)(s)
595,000	QNB Finansbank A/S, 6.88%, due 9/7/2024	593,512	(k)
885,000	Royal Bank of Canada, (3M USD LIBOR + 0.36%), 1.49%, due 1/17/2023	863,695	(b)
500,000	Santander UK PLC, (3M USD LIBOR + 0.62%), 2.20%, due 6/1/2021	497,628	(b)
200,000	Shinhan Bank Co. Ltd., 3.88%, due 12/7/2026	199,004	(s)(t)
600,000	Skandinaviska Enskilda Banken AB, 5.13%, due 5/13/2025	576,000	(s)(t)(u)
680,000	Toronto-Dominion Bank, (SOFR + 0.48%), 0.51%, due 1/27/2023	654,875	(b)
200,000	Trade & Development Bank of Mongolia LLC, 9.38%, due 5/19/2020	199,250	(s)
	Truist Financial Corp.
1,963,000	Ser. N, 4.80%, due 9/1/2024	1,835,130	(t)(u)
1,238,000	Ser. L, 5.05%, due 12/15/2024	1,163,336	(t)(u)
200,000	Turkiye Vakiflar Bankasi TAO, 5.50%, due 10/27/2021	197,729	(s)
1,015,000	U.S. Bank NA/Cincinnati OH, (3M USD LIBOR + 0.40%), 1.40%, due 12/9/2022	999,203	(b)
1,166,000	UBS Group AG, 6.88%, due 8/7/2025	1,205,352	(s)(t)(u)
589,000	UniCredit SpA, 8.00%, due 6/3/2024	533,580	(s)(t)(u)
200,000	United Bank for Africa PLC, 7.75%, due 6/8/2022	177,024	(s)
	Wells Fargo & Co.
13,560,000	(3M USD LIBOR + 1.11%), 2.13%, due 1/24/2023	13,485,691	(b)(m)
1,257,000	Ser. S, 5.90%, due 6/15/2024	1,275,855	(t)(u)
1,039,000	Ser. U, 5.88%, due 6/15/2025	1,109,132	(p)(t)(u)
12,760,000	2.57%, due 2/11/2031	12,729,894	(m)(p)(t)
3,500,000	5.01%, due 4/4/2051	4,610,650	(t)
440,000	Westpac Banking Corp., (3M USD LIBOR + 0.39%), 1.70%, due 1/13/2023	433,796	(b)
		287,263,710

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Beverages 1.1%
$605,000	Anheuser-Busch InBev Finance, Inc., (3M USD LIBOR + 1.26%), 3.02%, due 2/1/2021	$606,630	(b)
	Anheuser-Busch InBev Worldwide, Inc.
6,175,000	4.60%, due 4/15/2048	6,807,089	(m)
9,870,000	4.75%, due 4/15/2058	11,045,723	(m)
7,315,000	5.80%, due 1/23/2059	9,613,041	(m)
475,000	Diageo Capital PLC, (3M USD LIBOR + 0.24%), 1.93%, due 5/18/2020	475,240	(b)
		28,547,723
Brokerage 0.2%
	LPL Holdings, Inc.
3,410,000	5.75%, due 9/15/2025	3,384,425	(k)(m)
600,000	4.63%, due 11/15/2027	573,000	(k)
		3,957,425
Building & Construction 0.2%
515,000	Shea Homes LP/Shea Homes Funding Corp., 4.75%, due 2/15/2028	444,831	(k)
	Taylor Morrison Communities, Inc.
1,410,000	5.88%, due 6/15/2027	1,297,200	(k)
2,550,000	5.75%, due 1/15/2028	2,307,750	(k)
625,000	Taylor Morrison Communities, Inc./Taylor Morrison Holdings II, Inc., 5.63%, due 3/1/2024	587,500	(k)
	Toll Brothers Finance Corp.
385,000	4.88%, due 3/15/2027	389,813
620,000	3.80%, due 11/1/2029	579,700
		5,606,794
Building Materials 0.5%
4,645,000	Beacon Roofing Supply, Inc., 4.88%, due 11/1/2025	4,105,019	(k)(p)
180,000	CD&R Waterworks Merger Sub LLC, 6.13%, due 8/15/2025	171,900	(k)
	Jeld-Wen, Inc.
1,660,000	4.63%, due 12/15/2025	1,477,234	(k)(p)
2,825,000	4.88%, due 12/15/2027	2,493,062	(k)
	Masonite Int'l Corp.
2,610,000	5.75%, due 9/15/2026	2,531,700	(k)
1,500,000	5.38%, due 2/1/2028	1,428,750	(k)
272,000	Ply Gem Midco LLC, 8.00%, due 4/15/2026	231,121	(k)
200,000	Votorantim Cimentos Int'l SA, 7.25%, due 4/5/2041	219,000	(s)
		12,657,786
Cable & Satellite Television 0.9%
	CCO Holdings LLC/CCO Holdings Capital Corp.
595,000	5.13%, due 5/1/2023	602,622	(k)
705,000	5.88%, due 4/1/2024	725,234	(k)
1,995,000	5.75%, due 2/15/2026	2,079,987	(k)(m)
1,070,000	5.50%, due 5/1/2026	1,112,918	(k)
3,210,000	5.00%, due 2/1/2028	3,306,300	(k)(m)
265,000	4.75%, due 3/1/2030	270,300	(k)
4,405,000	4.50%, due 8/15/2030	4,427,025	(k)
1,075,000	4.50%, due 5/1/2032	1,067,945	(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
	CSC Holdings LLC
$425,000	5.38%, due 7/15/2023	$429,781	(k)
770,000	7.75%, due 7/15/2025	803,018	(k)(p)
365,000	6.63%, due 10/15/2025	381,735	(k)
1,051,000	10.88%, due 10/15/2025	1,136,078	(k)(m)
1,095,000	5.50%, due 5/15/2026	1,133,325	(k)
1,290,000	5.50%, due 4/15/2027	1,341,197	(k)
870,000	7.50%, due 4/1/2028	956,076	(k)
1,255,000	6.50%, due 2/1/2029	1,370,962	(k)
2,550,000	5.75%, due 1/15/2030	2,651,203	(k)
		23,795,706
Chemicals 0.4%
200,000	Bluestar Finance Holdings Ltd., 3.50%, due 9/30/2021	201,521	(s)
1,575,000	CF Industries, Inc., 5.38%, due 3/15/2044	1,630,125
400,000	CNAC HK Finbridge Co. Ltd., 3.38%, due 6/19/2024	399,671	(s)
311,000	Mexichem SAB de CV, 4.88%, due 9/19/2022	312,244	(s)
	NOVA Chemicals Corp.
490,000	4.88%, due 6/1/2024	439,775	(k)
645,000	5.25%, due 6/1/2027	516,000	(k)
1,230,000	Platform Specialty Products Corp., 5.88%, due 12/1/2025	1,220,775	(k)
200,000	SASOL Financing USA LLC, 5.88%, due 3/27/2024	132,900
2,950,000	Starfruit Finco BV/Starfruit U.S. Holdco LLC, 8.00%, due 10/1/2026	2,762,675	(k)
490,000	Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc., 5.38%, due 9/1/2025	417,725	(k)(p)
580,000	Tronox Finance PLC, 5.75%, due 10/1/2025	513,300	(k)
1,170,000	Tronox, Inc., 6.50%, due 4/15/2026	1,058,850	(k)(p)
		9,605,561
Commercial Services 0.2%
200,000	DP World Crescent Ltd., 3.91%, due 5/31/2023	196,945	(s)
1,240,000	Gartner, Inc., 5.13%, due 4/1/2025	1,278,750	(k)
2,055,000	Georgetown University, Ser. 20A, 2.94%, due 4/1/2050	1,968,307
1,115,000	United Rentals N.A., Inc., 5.25%, due 1/15/2030	1,117,788
		4,561,790
Computers 1.3%
8,220,000	Apple, Inc., 4.65%, due 2/23/2046	11,144,835	(m)
13,970,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, due 6/15/2023	14,768,385	(k)(m)
	IBM Corp.
970,000	(3M USD LIBOR + 0.40%), 2.11%, due 5/13/2021	969,779	(b)
4,740,000	4.25%, due 5/15/2049	5,792,520	(m)
		32,675,519
Consumer - Commercial Lease Financing 0.2%
1,232,000	AerCap Global Aviation Trust, 6.50%, due 6/15/2045	899,360	(k)(t)
	AerCap Ireland Capital DAC/AerCap Global Aviation Trust
800,000	4.88%, due 1/16/2024	746,111
420,000	4.45%, due 4/3/2026	364,119
1,030,000	Avolon Holdings Funding Ltd., 3.63%, due 5/1/2022	942,902	(k)
2,155,000	Global Aircraft Leasing Co. Ltd., 6.50% Cash/7.25% PIK, due 9/15/2024	1,303,129	(k)(v)
		4,255,621
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Distribution - Wholesale 0.0%(g)
$1,075,000	HD Supply, Inc., 5.38%, due 10/15/2026	$1,096,393	(k)
Diversified Capital Goods 0.2%
1,580,000	Amsted Industries, Inc., 4.63%, due 5/15/2030	1,453,600	(k)
2,300,000	EnerSys, 4.38%, due 12/15/2027	2,219,500	(k)
2,945,000	Resideo Funding, Inc., 6.13%, due 11/1/2026	2,576,875	(k)
		6,249,975
Diversified Financial Services 1.8%
10,915,000	AerCap Ireland Capital DAC/AerCap Global Aviation Trust, 4.45%, due 10/1/2025	9,447,909	(m)
9,545,000	Air Lease Corp., 2.30%, due 2/1/2025	8,335,591	(m)
	American Express Co.
410,000	(3M USD LIBOR + 0.53%), 2.22%, due 5/17/2021	407,976	(b)
876,000	(3M USD LIBOR + 0.65%), 2.29%, due 2/27/2023	856,785	(b)
200,000	Banco BTG Pactual SA, 4.50%, due 1/10/2025	187,000	(k)
	Capital One Financial Corp.
535,000	(3M USD LIBOR + 0.76%), 2.47%, due 5/12/2020	534,934	(b)
1,045,000	Ser. E, 5.55%, due 6/1/2020	872,575	(t)(u)
3,745,000	(3M USD LIBOR + 0.95%), 1.95%, due 3/9/2022	3,681,241	(b)
200,000	CCBL Cayman Corp. Ltd., 3.25%, due 7/28/2020	200,314	(s)
200,000	CDBL Funding 2, 2.63%, due 8/1/2020	200,371	(s)
750,000	Charles Schwab Corp, Ser. G, 5.38%, due 6/1/2025	778,125	(t)(u)
219,000	CSN Islands XI Corp., 6.75%, due 1/28/2028	142,898	(k)
2,081,000	Discover Financial Services, Ser. C, 5.50%, due 10/30/2027	1,760,255	(p)(t)(u)
	GTLK Europe Capital DAC
273,000	4.95%, due 2/18/2026	261,003	(s)
200,000	4.65%, due 3/10/2027	185,000	(s)
200,000	GTLK Europe DAC, 5.95%, due 7/19/2021	201,335	(s)
200,000	Haitong Int'l Securities Group Ltd., 3.13%, due 5/18/2025	200,770	(s)
	ICBCIL Finance Co. Ltd.
355,000	3.20%, due 11/10/2020	357,741	(s)
200,000	2.50%, due 9/29/2021	200,018	(s)
200,000	Power Finance Corp. Ltd., 3.95%, due 4/23/2030	173,471	(k)
200,000	Rural Electrification Corp. Ltd., 3.07%, due 12/18/2020	198,706	(s)
16,620,000	Synchrony Financial, 2.85%, due 7/25/2022	16,135,440	(m)
		45,319,458
Electric 1.5%
1,500,000	1MDB Energy Ltd., 5.99%, due 5/11/2022	1,474,078	(s)
200,000	Adani Electricity Mumbai Ltd., 3.95%, due 2/12/2030	169,549	(k)
3,630,000	Consolidated Edison Co. of New York, Inc., Ser. 20B, 3.95%, due 4/1/2050	4,316,695
675,000	Dominion Energy, Inc., Ser. B, 4.65%, due 12/15/2024	656,437	(t)(u)
	DTE Energy Co.
5,665,000	Ser. C, 2.53%, due 10/1/2024	5,764,978
11,950,000	Ser. C, 3.40%, due 6/15/2029	12,346,997	(m)
325,000	Duke Energy Florida LLC, Ser. A, (3M USD LIBOR + 0.25%), 1.90%, due 11/26/2021	321,682	(b)
405,000	Empresa de Transmision Electrica SA, 5.13%, due 5/2/2049	409,054	(k)
	Eskom Holdings SOC Ltd.
200,000	5.75%, due 1/26/2021	178,250	(s)
650,000	6.75%, due 8/6/2023	486,448	(s)
10,905,000	Evergy, Inc., 2.90%, due 9/15/2029	11,163,825	(m)
1,200,000	Florida Power & Light Co., (3M USD LIBOR + 0.40%), 2.14%, due 5/6/2022	1,189,332	(b)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$178,000	Genneia SA, 8.75%, due 1/20/2022	$97,900	(s)
300,000	Pampa Energia SA, 7.38%, due 7/21/2023	195,750	(s)
360,000	Perusahaan Listrik Negara PT, 5.25%, due 5/15/2047	365,400	(s)
		39,136,375
Electric - Generation 0.7%
	Calpine Corp.
1,335,000	5.75%, due 1/15/2025	1,328,272
3,835,000	4.50%, due 2/15/2028	3,718,416	(k)
990,000	5.13%, due 3/15/2028	965,250	(k)
1,355,000	Dynegy, Inc., 5.88%, due 6/1/2023	1,368,550	(m)
845,000	NextEra Energy Operating Partners L.P., 4.50%, due 9/15/2027	867,181	(k)
	NRG Energy, Inc.
580,000	7.25%, due 5/15/2026	623,500
1,925,000	6.63%, due 1/15/2027	2,054,938	(m)
2,325,000	5.25%, due 6/15/2029	2,490,656	(k)(p)
	Vistra Operations Co. LLC
890,000	5.50%, due 9/1/2026	916,255	(k)
2,210,000	5.63%, due 2/15/2027	2,326,025	(k)
1,030,000	5.00%, due 7/31/2027	1,050,497	(k)
		17,709,540
Electric - Integrated 0.1%
	Talen Energy Supply LLC
845,000	10.50%, due 1/15/2026	697,184	(k)
2,060,000	7.25%, due 5/15/2027	2,039,400	(k)
70,000	6.63%, due 1/15/2028	65,856	(k)
		2,802,440
Electrical Components & Equipment 0.0%(g)
1,055,000	Energizer Holdings, Inc., 7.75%, due 1/15/2027	1,119,883	(k)(p)
Electronics 0.2%
2,495,000	Amkor Technology, Inc., 6.63%, due 9/15/2027	2,563,612	(k)
450,000	Honeywell Int'l, Inc., (3M USD LIBOR + 0.37%), 2.10%, due 8/8/2022	446,229	(b)
1,200,000	Sensata Technologies UK Financing Co. PLC, 6.25%, due 2/15/2026	1,239,000	(k)
		4,248,841
Energy - Alternate Sources 0.0%(g)
311,000	Azure Power Energy Ltd., 5.50%, due 11/3/2022	298,249	(s)
200,000	Greenko Dutch BV, 4.88%, due 7/24/2022	183,924	(s)
274,000	Rio Energy SA/UGEN SA/UENSA SA, 6.88%, due 2/1/2025	105,493	(k)
		587,666
Energy - Exploration & Production 0.6%
	Ascent Resources Utica Holdings LLC/ARU Finance Corp.
1,027,000	10.00%, due 4/1/2022	801,060	(k)
1,900,000	7.00%, due 11/1/2026	1,102,000	(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$910,000	Comstock Escrow Corp., 9.75%, due 8/15/2026	$787,159
3,740,000	CrownRock L.P./CrownRock Finance, Inc., 5.63%, due 10/15/2025	3,029,811	(k)
	Hilcorp Energy I L.P./Hilcorp Finance Co.
490,000	5.75%, due 10/1/2025	273,175	(k)
540,000	6.25%, due 11/1/2028	279,450	(k)
2,930,000	Matador Resources Co., 5.88%, due 9/15/2026	1,435,407
1,945,000	Parsley Energy LLC/Parsley Finance Corp., 5.63%, due 10/15/2027	1,662,975	(k)
2,295,000	PDC Energy, Inc., 5.75%, due 5/15/2026	1,750,397
	Range Resources Corp.
970,000	4.88%, due 5/15/2025	751,750	(p)
1,205,000	9.25%, due 2/1/2026	979,063	(k)
	WPX Energy, Inc.
420,000	5.25%, due 9/15/2024	377,084
1,950,000	5.75%, due 6/1/2026	1,767,285
		14,996,616
Engineering & Construction 0.1%
289,000	Aeropuerto Int'l de Tocumen SA, 6.00%, due 11/18/2048	291,890	(k)
	China Minmetals Corp.
200,000	4.45%, due 5/13/2021	200,609	(s)(t)(u)
1,370,000	3.75%, due 11/13/2022	1,356,394	(s)(t)(u)
200,000	IHS Netherlands Holdco BV, 8.00%, due 9/18/2027	182,000	(k)
		2,030,893
Food 1.0%
11,320,000	Grupo Bimbo SAB de CV, 4.70%, due 11/10/2047	11,212,008	(k)(m)
12,555,000	Kraft Heinz Foods Co., 3.75%, due 4/1/2030	12,754,923	(k)(m)
2,070,000	Kroger Co., 5.40%, due 1/15/2049	2,723,045	(m)
200,000	MARB BondCo PLC, 6.88%, due 1/19/2025	192,000	(s)
		26,881,976
Food - Wholesale 0.7%
	Kraft Heinz Foods Co.
805,000	3.95%, due 7/15/2025	842,281
10,196,000	4.88%, due 10/1/2049	10,128,902	(k)(m)
	Performance Food Group, Inc.
280,000	6.88%, due 5/1/2025	284,900	(k)(p)
1,770,000	5.50%, due 10/15/2027	1,681,535	(k)
	Post Holdings, Inc.
1,195,000	5.75%, due 3/1/2027	1,223,381	(k)
3,465,000	5.63%, due 1/15/2028	3,525,638	(k)
610,000	4.63%, due 4/15/2030	597,794	(k)
	Sysco Corp.
650,000	5.95%, due 4/1/2030	764,338
160,000	6.60%, due 4/1/2040	191,102
		19,239,871
Forest Products & Paper 0.0%(g)
213,000	Suzano Austria GmbH, 5.00%, due 1/15/2030	201,072

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Gaming 0.1%
$2,405,000	Churchill Downs, Inc., 5.50%, due 4/1/2027	$2,298,458	(k)
340,000	VICI Properties LP/VICI Note Co., Inc., 4.63%, due 12/1/2029	314,075	(k)(p)
		2,612,533
Gas 0.0%(g)
200,000	Binhai Investment Co. Ltd., 4.45%, due 11/30/2020	190,098	(s)
1,000,000	Dominion Energy Gas Holdings LLC, Ser. A, (3M USD LIBOR + 0.60%), 1.34%, due 6/15/2021	991,148	(b)
		1,181,246
Gas Distribution 1.8%
795,000	Antero Midstream Partners L.P./Antero Midstream Finance Corp., 5.38%, due 9/15/2024	620,100
	Buckeye Partners L.P.
100,000	4.15%, due 7/1/2023	93,500
1,695,000	4.13%, due 3/1/2025	1,567,875	(k)
1,925,000	3.95%, due 12/1/2026	1,742,125
1,705,000	4.13%, due 12/1/2027	1,521,713
595,000	4.50%, due 3/1/2028	535,500	(k)
500,000	5.85%, due 11/15/2043	365,000
1,270,000	Cheniere Corpus Christi Holdings LLC, 7.00%, due 6/30/2024	1,356,213
	Cheniere Energy Partners L.P.
4,145,000	5.25%, due 10/1/2025	3,956,817	(m)
2,250,000	4.50%, due 10/1/2029	2,075,625	(k)
1,530,000	DCP Midstream LLC, 5.85%, due 5/21/2043	703,800	(k)(t)
	DCP Midstream Operating L.P.
175,000	3.88%, due 3/15/2023	145,250
1,415,000	5.60%, due 4/1/2044	735,800
1,895,000	Enterprise Products Operating LLC, 4.20%, due 1/31/2050	1,869,969
	EQT Midstream Partners L.P.
2,055,000	4.75%, due 7/15/2023	1,931,700
420,000	4.00%, due 8/1/2024	379,050
1,340,000	4.13%, due 12/1/2026	1,149,050
1,290,000	5.50%, due 7/15/2028	1,160,200
	Genesis Energy L.P./Genesis Energy Finance Corp.
705,000	6.50%, due 10/1/2025	592,200
520,000	6.25%, due 5/15/2026	434,200
480,000	Global Partners L.P./GLP Finance Corp., 7.00%, due 8/1/2027	386,304
	MPLX L.P.
395,000	4.80%, due 2/15/2029	398,712
12,995,000	4.70%, due 4/15/2048	11,606,621	(m)
100,000	5.50%, due 2/15/2049	99,467
	Summit Midstream Holdings LLC/Summit Midstream Finance Corp.
615,000	5.50%, due 8/15/2022	147,600
1,275,000	5.75%, due 4/15/2025	255,255
	Tallgrass Energy Partners L.P./Tallgrass Energy Finance Corp.
315,000	4.75%, due 10/1/2023	242,550	(k)
655,000	6.00%, due 3/1/2027	435,575	(k)
700,000	5.50%, due 1/15/2028	479,500	(k)
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
1,200,000	4.25%, due 11/15/2023	1,083,000
680,000	5.13%, due 2/1/2025	612,000

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$874,000	5.38%, due 2/1/2027	$742,900
2,825,000	5.50%, due 3/1/2030	2,408,312	(k)
	Western Midstream Operating L.P.
1,315,000	3.10%, due 2/1/2025	1,199,938
1,540,000	4.05%, due 2/1/2030	1,405,250
	Williams Cos., Inc.
40,000	5.10%, due 9/15/2045	41,524
900,000	4.85%, due 3/1/2048	921,949
		45,402,144
Health Facilities 0.6%
345,000	CHS/Community Health Systems, Inc., 8.13%, due 6/30/2024	230,288	(k)(p)
705,000	Columbia/HCA Corp., 7.69%, due 6/15/2025	803,700
	HCA, Inc.
3,265,000	5.38%, due 9/1/2026	3,534,362	(m)
2,110,000	5.63%, due 9/1/2028	2,338,049	(m)
2,435,000	5.88%, due 2/1/2029	2,790,023
155,000	3.50%, due 9/1/2030	147,928
1,130,000	MEDNAX, Inc., 5.25%, due 12/1/2023	1,076,076	(k)
390,000	Select Medical Corp., 6.25%, due 8/15/2026	372,450	(k)
	Tenet Healthcare Corp.
1,495,000	8.13%, due 4/1/2022	1,506,661
1,605,000	6.75%, due 6/15/2023	1,603,395
		14,402,932
Health Services 0.2%
1,250,000	Envision Healthcare Corp., 8.75%, due 10/15/2026	417,975	(k)
1,825,000	Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 7.25%, due 2/1/2028	1,637,937	(k)
530,000	Vizient, Inc., 6.25%, due 5/15/2027	556,871	(k)
2,020,000	West Street Merger Sub, Inc., 6.38%, due 9/1/2025	1,883,650	(k)
		4,496,433
Healthcare - Services 0.6%
2,125,000	Ascension Health, Ser. B, 3.11%, due 11/15/2039	2,153,234
605,000	Centene Corp., 5.38%, due 8/15/2026	644,385	(k)
2,055,000	CommonSpirit Health, 4.19%, due 10/1/2049	2,002,071
7,095,000	HCA, Inc., 5.25%, due 6/15/2049	8,333,161	(m)
2,125,000	Mount Sinai Hospitals Group, Inc., Ser. 2019, 3.74%, due 7/1/2049	2,188,019
1,000,000	UnitedHealth Group, Inc., (3M USD LIBOR + 0.26%), 1.00%, due 6/15/2021	992,153	(b)
		16,313,023
Home Builders 0.0%(g)
1,115,000	Toll Brothers Finance Corp., 4.35%, due 2/15/2028	1,098,275	(p)
Hotels 0.0%(g)
70,000	Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp., 4.63%, due 4/1/2025	69,125
275,000	Hyatt Hotels Corp., 5.38%, due 4/23/2025	280,462
235,000	Marriott Int'l, Inc., Ser. EE, 5.75%, due 5/1/2025	245,465
		595,052

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Household Products - Wares 0.0%(g)
$1,100,000	Spectrum Brands, Inc., 5.75%, due 7/15/2025	$1,097,250
Housewares 0.0%(g)
500,000	SISECAM, 6.95%, due 3/14/2026	482,500	(k)
Insurance 0.4%
7,915,000	AXA Equitable Holdings, Inc., 5.00%, due 4/20/2048	8,222,382	(m)
615,000	Marsh & McLennan Cos., Inc., (3M USD LIBOR + 1.20%), 2.57%, due 12/29/2021	615,000	(b)
500,000	New York Life Global Funding, (3M USD LIBOR + 0.44%), 1.75%, due 7/12/2022	493,580	(b)(k)
1,150,000	Prudential Financial, Inc., 5.38%, due 5/15/2045	1,165,404	(t)
		10,496,366
Insurance Brokerage 0.4%
1,590,000	Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer, 6.75%, due 10/15/2027	1,586,184	(k)
1,865,000	AssuredPartners, Inc., 7.00%, due 8/15/2025	1,736,781	(k)
2,770,000	GTCR AP Finance, Inc., 8.00%, due 5/15/2027	2,589,950	(k)
4,090,000	HUB Int'l Ltd., 7.00%, due 5/1/2026	4,034,581	(k)
		9,947,496
Integrated Energy 0.4%
	Occidental Petroleum Corp.
9,930,000	3.20%, due 8/15/2026	7,149,600	(m)
3,795,000	4.30%, due 8/15/2039	2,381,362
		9,530,962
Internet 0.1%
1,245,000	Symantec Corp., 5.00%, due 4/15/2025	1,252,781	(k)
Investment Companies 0.1%
	Huarong Finance 2017 Co. Ltd.
267,000	4.50%, due 1/24/2022	265,679	(s)(t)(u)
267,000	(3M USD LIBOR + 1.85%), 2.84%, due 4/27/2022	263,791	(b)(s)
420,000	4.00%, due 11/7/2022	410,587	(s)(t)(u)
200,000	Huarong Finance 2019 Co. Ltd., 3.25%, due 11/13/2024	195,501	(s)
200,000	MDGH - GMTN BV, 3.70%, due 11/7/2049	192,568	(k)
		1,328,126
Investments & Misc. Financial Services 0.1%
	MSCI, Inc.
710,000	5.75%, due 8/15/2025	741,666	(k)
1,060,000	5.38%, due 5/15/2027	1,142,150	(k)(p)
		1,883,816

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Iron - Steel 0.0%(g)
	CSN Resources SA
$347,000	7.63%, due 2/13/2023	$272,395	(k)
200,000	7.63%, due 2/13/2023	157,000	(s)
200,000	Severstal OAO Via Steel Capital SA, 5.90%, due 10/17/2022	212,996	(s)
		642,391
Lodging 0.2%
1,085,000	Boyd Gaming Corp., 6.38%, due 4/1/2026	977,259	(m)
1,230,000	Hilton Domestic Operating Co., Inc., 5.13%, due 5/1/2026	1,214,379
1,135,000	Station Casinos LLC, 5.00%, due 10/1/2025	946,250	(k)(p)
1,105,000	Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.50%, due 3/1/2025	983,450	(k)
		4,121,338
Machinery 0.2%
1,215,000	CFX Escrow Corp., 6.00%, due 2/15/2024	1,233,225	(k)
1,500,000	Harsco Corp., 5.75%, due 7/31/2027	1,414,050	(k)
3,610,000	Terex Corp., 5.63%, due 2/1/2025	3,274,631	(k)(p)
		5,921,906
Machinery - Construction & Mining 0.1%
1,250,000	Caterpillar Financial Services Corp., (3M USD LIBOR + 0.28%), 1.28%, due 9/7/2021	1,236,001	(b)
Machinery - Diversified 0.1%
715,000	John Deere Capital Corp., (3M USD LIBOR + 0.40%), 1.40%, due 6/7/2021	712,513	(b)
285,000	Otis Worldwide Corp., (3M USD LIBOR + 0.45%), 2.09%, due 4/5/2023	277,376	(b)(k)
1,215,000	SPX FLOW, Inc., 5.88%, due 8/15/2026	1,227,150	(k)
		2,217,039
Managed Care 0.4%
	Centene Corp.
935,000	4.75%, due 1/15/2025	956,832
1,345,000	5.25%, due 4/1/2025	1,402,163	(k)
1,285,000	4.25%, due 12/15/2027	1,344,431	(k)
2,315,000	4.63%, due 12/15/2029	2,534,925	(k)
4,110,000	MPH Acquisition Holdings LLC, 7.13%, due 6/1/2024	3,662,914	(k)
		9,901,265
Media 2.5%
15,710,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 4.80%, due 3/1/2050	17,740,150	(m)(p)
773,000	Clear Channel Worldwide Holdings, Inc., 5.13%, due 8/15/2027	726,311	(k)(p)
	Comcast Corp.
5,265,000	4.00%, due 8/15/2047	6,246,515	(m)
10,135,000	4.95%, due 10/15/2058	14,196,365	(m)
10,870,000	Fox Corp., 5.58%, due 1/25/2049	14,787,339	(m)
1,060,000	Gray Television, Inc., 7.00%, due 5/15/2027	1,067,632	(k)(p)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,300,000	NBCUniversal Enterprise, Inc., (3M USD LIBOR + 0.40%), 1.83%, due 4/1/2021	$1,300,105	(b)(k)
1,105,000	Nexstar Escrow, Inc., 5.63%, due 7/15/2027	1,055,275	(k)
1,145,000	Sinclair Television Group, Inc., 5.13%, due 2/15/2027	964,662	(k)
5,025,000	ViacomCBS, Inc., 4.95%, due 1/15/2031	5,330,707
615,000	Walt Disney Co., (3M USD LIBOR + 0.39%), 1.64%, due 3/4/2022	611,754	(n)
		64,026,815
Media Content 0.7%
1,220,000	iHeartCommunications, Inc., 5.25%, due 8/15/2027	1,088,850	(k)
	Netflix, Inc.
300,000	5.38%, due 2/1/2021	305,250
775,000	3.63%, due 6/15/2025	783,719	(k)
975,000	4.88%, due 4/15/2028	1,036,844
960,000	5.88%, due 11/15/2028	1,085,616
1,390,000	6.38%, due 5/15/2029	1,629,636
2,545,000	5.38%, due 11/15/2029	2,795,173	(k)
	Sirius XM Radio, Inc.
175,000	3.88%, due 8/1/2022	176,094	(k)
125,000	4.63%, due 5/15/2023	125,781	(k)
890,000	4.63%, due 7/15/2024	907,444	(k)
1,385,000	5.38%, due 4/15/2025	1,428,281	(k)(p)
910,000	5.38%, due 7/15/2026	944,125	(k)
1,325,000	5.00%, due 8/1/2027	1,355,144	(k)
3,635,000	5.50%, due 7/1/2029	3,833,471	(k)
		17,495,428
Medical Products 0.2%
2,280,000	Avantor, Inc., 9.00%, due 10/1/2025	2,472,660	(k)
	Hologic, Inc.
765,000	4.38%, due 10/15/2025	768,519	(k)
745,000	4.63%, due 2/1/2028	756,175	(k)
		3,997,354
Metals - Mining Excluding Steel 0.3%
2,125,000	Arconic Rolled Products Corp., 6.13%, due 2/15/2028	2,022,044	(k)
	Freeport-McMoRan, Inc.
531,000	3.55%, due 3/1/2022	535,089	(p)
245,000	4.55%, due 11/14/2024	245,306
550,000	5.00%, due 9/1/2027	533,692	(p)
325,000	4.13%, due 3/1/2028	301,438
1,155,000	5.25%, due 9/1/2029	1,140,562	(p)
325,000	4.25%, due 3/1/2030	302,608
380,000	5.40%, due 11/14/2034	357,200
235,000	Howmet Aerospace, Inc., 6.88%, due 5/1/2025	240,315
799,000	Hudbay Minerals, Inc., 7.63%, due 1/15/2025	722,695	(k)
	Novelis Corp.
495,000	5.88%, due 9/30/2026	481,289	(k)
1,480,000	4.75%, due 1/30/2030	1,317,200	(k)
		8,199,438

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Mining 0.1%
	Codelco, Inc.
$238,000	3.00%, due 9/30/2029	$228,883	(k)
260,000	3.15%, due 1/14/2030	250,645	(k)
1,235,000	FMG Resources (August 2006) Pty Ltd., 5.13%, due 5/15/2024	1,253,154	(k)
200,000	Minera Mexico SA de CV, 4.50%, due 1/26/2050	172,100	(k)
200,000	Minmetals Bounteous Finance BVI Ltd., 3.38%, due 9/3/2024	192,000	(s)(t)(u)
200,000	Minsur SA, 6.25%, due 2/7/2024	209,900	(s)
	Vedanta Resources PLC
400,000	8.25%, due 6/7/2021	222,000	(s)
300,000	6.38%, due 7/30/2022	115,770	(s)
550,000	VM Holding SA, 5.38%, due 5/4/2027	507,375	(s)
200,000	Volcan Cia Minera SAA, 5.38%, due 2/2/2022	150,252	(s)
		3,302,079
Miscellaneous Manufacturer 0.7%
	General Electric Capital Corp.
515,000	(3M USD LIBOR + 1.00%), 1.74%, due 3/15/2023	490,113	(b)
8,610,000	5.88%, due 1/14/2038	9,778,410	(m)
6,925,000	General Electric Co., 4.35%, due 5/1/2050	6,950,294
		17,218,817
Multi - National 0.0%(g)
200,000	African Export-Import Bank, 3.99%, due 9/21/2029	180,632	(k)
200,000	Banque Ouest Africaine de Developpement, 4.70%, due 10/22/2031	180,000	(k)
		360,632
Oil & Gas 1.8%
300,000	BP Capital Markets PLC, (3M USD LIBOR + 0.25%), 1.93%, due 11/24/2020	297,648	(b)
2,530,000	Canadian Natural Resources Ltd., 4.95%, due 6/1/2047	2,303,372	(m)
6,310,000	Concho Resources, Inc., 4.88%, due 10/1/2047	6,228,797	(m)
	Ecopetrol SA
89,000	5.88%, due 9/18/2023	91,559
110,000	6.88%, due 4/29/2030	113,440
11,355,000	Exxon Mobil Corp., 3.45%, due 4/15/2051	12,311,733	(m)
	Gazprom PJSC Via Gaz Capital SA
200,000	4.95%, due 7/19/2022	208,180	(s)
661,000	5.15%, due 2/11/2026	710,816	(k)
	KazMunayGas National Co. JSC
508,000	5.38%, due 4/24/2030	503,039	(k)
1,089,000	6.38%, due 10/24/2048	1,127,285	(k)(m)
10,775,000	Marathon Petroleum Corp., 4.70%, due 5/1/2025	10,835,705
9,950,000	Occidental Petroleum Corp., 3.50%, due 8/15/2029	6,966,990	(m)
1,260,000	Parsley Energy LLC/Parsley Finance Corp., 5.25%, due 8/15/2025	1,108,800	(k)
200,000	Pertamina Persero PT, 6.45%, due 5/30/2044	220,921	(s)
	Petrobras Global Finance BV
25,000	5.09%, due 1/15/2030	22,787	(s)
310,000	6.90%, due 3/19/2049	301,475
	Petroleos Mexicanos
83,000	6.84%, due 1/23/2030	64,844	(k)
127,000	5.95%, due 1/28/2031	91,986	(k)
401,000	5.95%, due 1/28/2031	290,444	(s)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,231,000	7.69%, due 1/23/2050	$904,662	(k)
200,000	Petronas Capital Ltd., 4.55%, due 4/21/2050	216,694	(k)
1,033,000	Saudi Arabian Oil Co., 4.25%, due 4/16/2039	1,061,863	(k)
228,000	Sinopec Group Overseas Development 2018 Ltd., 2.50%, due 8/8/2024	231,183	(k)
244,000	Tecpetrol SA, 4.88%, due 12/12/2022	190,723	(s)
178,000	YPF SA, 8.50%, due 3/23/2021	111,697	(s)
		46,516,643
Oil Field Equipment & Services 0.0%(g)
620,000	Archrock Partners L.P./Archrock Partners Finance Corp., 6.25%, due 4/1/2028	461,900	(k)
	Precision Drilling Corp.
1,221,000	7.75%, due 12/15/2023	537,240
340,000	5.25%, due 11/15/2024	129,200
		1,128,340
Packaging 0.4%
1,820,000	ARD Finance SA, 6.50% Cash/7.25% PIK, due 6/30/2027	1,689,324	(k)(v)
	Ball Corp.
315,000	4.00%, due 11/15/2023	324,450
925,000	5.25%, due 7/1/2025	1,019,812
1,135,000	Berry Global Escrow Corp., 5.63%, due 7/15/2027	1,171,887	(k)(p)
465,000	Berry Global, Inc., 4.50%, due 2/15/2026	459,002	(k)(p)
1,270,000	Berry Plastics Corp., 5.13%, due 7/15/2023	1,277,937	(m)
	BWAY Holding Co.
1,235,000	5.50%, due 4/15/2024	1,138,917	(k)(m)
1,670,000	7.25%, due 4/15/2025	1,306,775	(k)(p)
930,000	Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, due 9/30/2026	931,907
1,100,000	Trident TPI Holdings, Inc., 9.25%, due 8/1/2024	962,500	(k)
		10,282,511
Packaging & Containers 0.1%
1,100,000	Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc., 6.00%, due 2/15/2025	1,100,957	(k)(m)
1,215,000	Sealed Air Corp., 5.50%, due 9/15/2025	1,293,975	(k)
1,260,000	Silgan Holdings, Inc., 4.75%, due 3/15/2025	1,278,900
		3,673,832
Pharmaceuticals 3.1%
	AbbVie, Inc.
930,000	(3M USD LIBOR + 0.65%), 2.35%, due 11/21/2022	913,130	(b)(k)
1,935,000	2.95%, due 11/21/2026	2,048,032	(k)
3,375,000	3.20%, due 11/21/2029	3,565,689	(k)
3,865,000	4.05%, due 11/21/2039	4,261,700	(k)(m)
8,010,000	4.70%, due 5/14/2045	9,499,287	(m)
11,345,000	4.25%, due 11/21/2049	13,014,363	(k)(m)
495,000	AstraZeneca PLC, (3M USD LIBOR + 0.62%), 1.52%, due 6/10/2022	486,471	(b)
655,000	Bausch Health Americas, Inc., 8.50%, due 1/31/2027	722,072	(k)
290,000	Bausch Health Cos., Inc., 5.75%, due 8/15/2027	305,834	(k)
795,000	Bristol-Myers Squibb Co., (3M USD LIBOR + 0.38%), 2.07%, due 5/16/2022	791,463	(b)(k)
	Cigna Corp.
625,000	(3M USD LIBOR + 0.65%), 1.49%, due 9/17/2021	614,456	(b)
1,650,000	4.80%, due 8/15/2038	2,003,275	(m)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$5,645,000	3.20%, due 3/15/2040	$5,765,592
	CVS Health Corp.
1,125,000	(3M USD LIBOR + 0.72%), 1.72%, due 3/9/2021	1,122,705	(b)
3,430,000	4.13%, due 4/1/2040	3,839,029	(p)
9,470,000	5.05%, due 3/25/2048	11,908,316	(m)
850,000	GlaxoSmithKline Capital PLC, (3M USD LIBOR + 0.35%), 2.05%, due 5/14/2021	848,019	(b)
3,800,000	Mylan NV, 3.95%, due 6/15/2026	4,034,088
8,485,000	Mylan, Inc., 4.55%, due 4/15/2028	9,297,005	(p)
	Valeant Pharmaceuticals Int'l, Inc.
1,105,000	6.50%, due 3/15/2022	1,126,879	(k)
29,000	5.50%, due 3/1/2023	28,710	(k)
1,050,000	7.00%, due 3/15/2024	1,089,575	(k)
2,860,000	6.13%, due 4/15/2025	2,890,387	(k)
865,000	5.50%, due 11/1/2025	899,168	(k)
		81,075,245
Pipelines 3.6%
1,000,000	Abu Dhabi Crude Oil Pipeline LLC, 4.60%, due 11/2/2047	1,070,000	(s)
	Energy Transfer Operating L.P.
11,110,000	Ser. B, 6.63%, due 2/15/2028	7,958,204	(m)(t)(u)
15,400,000	Ser. G, 7.13%, due 5/15/2030	12,271,875	(m)(t)(u)
6,675,000	3.75%, due 5/15/2030	6,048,399
6,720,000	6.25%, due 4/15/2049	6,684,565	(m)
10,105,000	Kinder Morgan Energy Partners L.P., 4.15%, due 2/1/2024	10,604,749	(m)
15,120,000	Kinder Morgan, Inc., 5.55%, due 6/1/2045	17,308,097	(m)
	MPLX L.P.
855,000	(3M USD LIBOR + 0.90%), 1.90%, due 9/9/2021	804,378	(b)
2,220,000	4.00%, due 3/15/2028	2,104,199
	Plains All American Pipeline L.P./PAA Finance Corp.
7,710,000	4.65%, due 10/15/2025	7,260,065
21,567,000	3.55%, due 12/15/2029	18,408,607	(m)
2,830,000	Southern Gas Corridor CJSC, 6.88%, due 3/24/2026	2,954,860	(s)
	Targa Resources Partners L.P./Targa Resources Partners Finance Corp.
175,000	5.88%, due 4/15/2026	155,312	(p)
170,000	6.50%, due 7/15/2027	153,000
185,000	5.00%, due 1/15/2028	157,428
165,000	6.88%, due 1/15/2029	151,321
		94,095,059
Real Estate 0.1%
200,000	CIFI Holdings Group Co. Ltd., 6.38%, due 5/2/2020	200,000	(s)
200,000	Greenland Global Investment Ltd., 6.75%, due 9/26/2023	189,975	(s)
200,000	Greentown China Holdings Ltd., 4.55%, due 11/10/2020	197,146	(s)
200,000	NWD MTN Ltd., 4.13%, due 7/18/2029	195,679	(s)
250,000	Qatari Diar Finance Co., 5.00%, due 7/21/2020	250,990	(s)
200,000	Sino-Ocean Land Treasure IV Ltd., (3M USD LIBOR + 2.30%), 3.06%, due 7/31/2021	196,562	(b)(s)
	Sunac China Holdings Ltd.
200,000	8.63%, due 7/27/2020	200,009	(s)
200,000	7.50%, due 2/1/2024	192,457	(s)
200,000	Wisdom Glory Group Ltd., 5.25%, due 7/19/2020	196,279	(s)(t)(u)
		1,819,097

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Real Estate Development & Management 0.1%
	Realogy Group LLC/Realogy Co-Issuer Corp.
$1,975,000	4.88%, due 6/1/2023	$1,501,751	(k)(p)
720,000	9.38%, due 4/1/2027	504,000	(k)
		2,005,751
Real Estate Investment Trusts 0.4%
1,080,000	Equinix, Inc., 5.88%, due 1/15/2026	1,121,688
2,095,000	ESH Hospitality, Inc., 5.25%, due 5/1/2025	1,969,300	(k)(m)
5,795,000	Healthcare Trust of America Holdings L.P., 3.10%, due 2/15/2030	5,357,236
	MPT Operating Partnership L.P./MPT Finance Corp.
590,000	6.38%, due 3/1/2024	609,287
1,035,000	5.50%, due 5/1/2024	1,029,825	(m)
535,000	5.25%, due 8/1/2026	540,350
635,000	Ryman Hospitality Properties, Inc., 4.75%, due 10/15/2027	554,038	(k)
200,000	Trust F/1401, 5.25%, due 12/15/2024	188,250	(s)
		11,369,974
Recreation & Travel 0.3%
1,080,000	Cedar Fair L.P., 5.25%, due 7/15/2029	928,800	(k)
	Cedar Fair L.P./Canada's Wonderland Co./Magnum Management Corp.
940,000	5.50%, due 5/1/2025	942,350	(k)
1,930,000	5.38%, due 4/15/2027	1,717,700
1,485,000	Motion Bondco DAC, 6.63%, due 11/15/2027	1,173,150	(k)
	Six Flags Entertainment Corp.
3,035,000	4.88%, due 7/31/2024	2,671,407	(k)(p)
440,000	5.50%, due 4/15/2027	380,908	(k)(p)
535,000	Six Flags Theme Parks, Inc., 7.00%, due 7/1/2025	553,618	(k)
130,000	Vail Resorts, Inc., 6.25%, due 5/15/2025	134,225	(k)(r)
		8,502,158
Restaurants 0.4%
	1011778 BC ULC/New Red Finance, Inc.
1,480,000	4.25%, due 5/15/2024	1,479,541	(k)
195,000	5.75%, due 4/15/2025	205,725	(k)
3,780,000	5.00%, due 10/15/2025	3,798,900	(k)
	KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
1,410,000	5.00%, due 6/1/2024	1,452,836	(k)
2,295,000	5.25%, due 6/1/2026	2,346,638	(k)(m)
275,000	Yum! Brands, Inc., 7.75%, due 4/1/2025	299,784	(k)(p)
		9,583,424
Retail 0.2%
	McDonald's Corp.
1,935,000	2.13%, due 3/1/2030	1,926,640
2,735,000	3.63%, due 9/1/2049	2,992,121
		4,918,761

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Semiconductors 0.6%
$5,560,000	KLA Corp., 3.30%, due 3/1/2050	$5,419,305	(p)
9,725,000	Microchip Technology, Inc., 4.33%, due 6/1/2023	10,081,799	(m)
		15,501,104
Software 0.6%
600,000	CDK Global, Inc., 5.88%, due 6/15/2026	628,500
	Oracle Corp.
3,535,000	4.00%, due 7/15/2046	4,182,135
4,315,000	3.60%, due 4/1/2050	4,900,818
3,975,000	3.85%, due 4/1/2060	4,605,470
		14,316,923
Software - Services 0.7%
630,000	CDK Global, Inc., 4.88%, due 6/1/2027	628,425
1,240,000	Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, due 12/1/2027	1,274,100	(k)
2,915,000	j2 Cloud Services LLC/j2 Global Co-Obligor, Inc., 6.00%, due 7/15/2025	2,944,150	(k)
1,200,000	Open Text Corp., 5.88%, due 6/1/2026	1,260,000	(k)(m)
	Presidio Holdings, Inc.
1,485,000	4.88%, due 2/1/2027	1,452,478	(k)
2,055,000	8.25%, due 2/1/2028	2,027,874	(k)(p)
3,780,000	Rackspace Hosting, Inc., 8.63%, due 11/15/2024	3,723,754	(k)(m)
1,720,000	Solera LLC/Solera Finance, Inc., 10.50%, due 3/1/2024	1,711,400	(k)
2,625,000	SS&C Technologies, Inc., 5.50%, due 9/30/2027	2,690,625	(k)
		17,712,806
Specialty Retail 0.3%
	Asbury Automotive Group, Inc.
597,000	4.50%, due 3/1/2028	501,301	(k)
269,000	4.75%, due 3/1/2030	225,382	(k)(p)
255,000	Hanesbrands, Inc., 5.38%, due 5/15/2025	255,000	(k)(q)(r)
	Penske Automotive Group, Inc.
880,000	3.75%, due 8/15/2020	872,300
300,000	5.75%, due 10/1/2022	287,250
2,065,000	5.50%, due 5/15/2026	1,908,411	(p)
3,560,000	William Carter Co., 5.63%, due 3/15/2027	3,608,985	(k)
		7,658,629
Steel Producers - Products 0.1%
1,950,000	Big River Steel LLC/BRS Finance Corp., 7.25%, due 9/1/2025	1,828,125	(k)(m)
Support - Services 1.9%
	APX Group, Inc.
1,360,000	7.63%, due 9/1/2023	1,060,800	(p)
1,600,000	6.75%, due 2/15/2027	1,360,000	(k)
	Aramark Services, Inc.
1,280,000	6.38%, due 5/1/2025	1,331,200	(k)
1,090,000	5.00%, due 2/1/2028	1,040,350	(k)(p)
3,540,000	ASGN, Inc., 4.63%, due 5/15/2028	3,264,588	(k)
	Avis Budget Car Rental LLC/Avis Budget Finance, Inc.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$625,000	5.25%, due 3/15/2025	$368,750	(k)
1,860,000	5.75%, due 7/15/2027	1,081,125	(k)
1,030,000	frontdoor, Inc., 6.75%, due 8/15/2026	1,068,625	(k)
1,725,000	Garda World Security Corp., 8.75%, due 5/15/2025	1,707,750	(k)
106,000	GW B-CR Security Corp., 9.50%, due 11/1/2027	106,000	(k)
	Hertz Corp.
980,000	5.50%, due 10/15/2024	196,000	(k)
545,000	7.13%, due 8/1/2026	110,363	(k)
530,000	6.00%, due 1/15/2028	95,400	(k)
3,035,000	IAA Spinco, Inc., 5.50%, due 6/15/2027	3,028,323	(k)
705,000	Iron Mountain U.S. Holdings, Inc., 5.38%, due 6/1/2026	701,475	(k)
	Iron Mountain, Inc.
1,660,000	4.88%, due 9/15/2027	1,618,500	(k)
5,045,000	5.25%, due 3/15/2028	4,931,487	(k)
655,000	4.88%, due 9/15/2029	627,163	(k)
4,500,000	KAR Auction Services, Inc., 5.13%, due 6/1/2025	3,881,295	(k)
2,050,000	Korn/Ferry Int'l, 4.63%, due 12/15/2027	1,925,975	(k)
	Prime Security Services Borrower LLC/Prime Finance, Inc.
7,205,000	5.75%, due 4/15/2026	7,099,086	(k)
1,980,000	6.25%, due 1/15/2028	1,777,050	(k)
1,220,000	Ritchie Bros Auctioneers, Inc., 5.38%, due 1/15/2025	1,232,200	(k)
1,250,000	ServiceMaster Co. LLC, 5.13%, due 11/15/2024	1,275,250	(k)
3,930,000	Staples, Inc., 7.50%, due 4/15/2026	3,104,700	(k)
1,805,000	Tempo Acquisition LLC/Tempo Acquisition Finance Corp., 6.75%, due 6/1/2025	1,750,850	(k)
1,955,000	United Rentals N.A., Inc., 5.50%, due 5/15/2027	1,974,550	(p)
1,980,000	Univar Solutions USA, Inc., 5.13%, due 12/1/2027	1,965,150	(k)
		49,684,005
Technology Hardware & Equipment 0.5%
1,310,000	CDW LLC/CDW Finance Corp., 5.00%, due 9/1/2025	1,349,300
	CommScope Finance LLC
465,000	6.00%, due 3/1/2026	464,977	(k)
1,595,000	8.25%, due 3/1/2027	1,531,200	(k)(p)
2,193,000	CommScope Technologies LLC, 6.00%, due 6/15/2025	1,951,551	(k)(m)
	Dell Int'l LLC/EMC Corp.
630,000	5.85%, due 7/15/2025	686,829	(k)
765,000	6.10%, due 7/15/2027	836,044	(k)
2,035,000	6.20%, due 7/15/2030	2,250,672	(k)
2,725,000	Western Digital Corp., 4.75%, due 2/15/2026	2,782,034	(p)
		11,852,607
Telecom - Satellite 0.1%
2,495,000	Intelsat Jackson Holdings SA, 8.00%, due 2/15/2024	2,561,866	(k)
Telecom - Wireless 0.4%
	Sprint Capital Corp.
575,000	6.88%, due 11/15/2028	692,501
2,315,000	8.75%, due 3/15/2032	3,252,575
	Sprint Corp.
775,000	7.88%, due 9/15/2023	871,720
3,805,000	7.13%, due 6/15/2024	4,271,113	(m)
990,000	7.63%, due 3/1/2026	1,170,279
		10,258,188

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Telecom - Wireline Integrated & Services 0.9%
$2,470,000	Altice Financing SA, 5.00%, due 1/15/2028	$2,408,250	(k)(p)
4,595,000	Altice France Holding SA, 6.00%, due 2/15/2028	4,192,937	(k)
	Altice France SA
1,240,000	8.13%, due 2/1/2027	1,342,672	(k)
1,140,000	5.50%, due 1/15/2028	1,151,286	(k)
3,665,000	Frontier Communications Corp., 8.00%, due 4/1/2027	3,737,201	(k)
	Level 3 Financing, Inc.
710,000	5.13%, due 5/1/2023	708,225
270,000	5.38%, due 1/15/2024	272,025
605,000	5.38%, due 5/1/2025	614,075
1,245,000	4.63%, due 9/15/2027	1,233,546	(k)
3,242,000	Numericable-SFR SA, 7.38%, due 5/1/2026	3,387,890	(k)(m)
2,630,000	Uniti Group L.P./Uniti Fiber Holdings, Inc./CSL Capital LLC, 7.88%, due 2/15/2025	2,531,375	(k)
1,205,000	Uniti Group L.P./Uniti Group Finance, Inc./CSL Capital LLC, 6.00%, due 4/15/2023	1,117,999	(k)
		22,697,481
Telecommunications 3.4%
	AT&T, Inc.
13,295,000	(3M USD LIBOR + 0.75%), 2.33%, due 6/1/2021	13,248,739	(b)(m)
1,300,000	(3M USD LIBOR + 0.95%), 2.17%, due 7/15/2021	1,298,150	(b)
2,929,000	4.35%, due 6/15/2045	3,202,595
11,385,000	5.45%, due 3/1/2047	14,391,972	(m)
16,520,000	4.50%, due 3/9/2048	18,725,784	(m)
200,000	Batelco Int'l Finance No. 1 Ltd., 4.25%, due 5/1/2020	200,000	(s)
12,435,000	British Telecommunications PLC, 3.25%, due 11/8/2029	12,509,397	(k)(m)
200,000	Comunicaciones Celulares SA via Comcel Trust, 6.88%, due 2/6/2024	200,000	(s)
605,000	Liquid Telecommunications Financing PLC, 8.50%, due 7/13/2022	513,343	(k)
	T-Mobile USA, Inc.
3,525,000	4.38%, due 4/15/2040	3,981,699	(k)
5,275,000	4.50%, due 4/15/2050	6,146,166	(k)
239,000	VEON Holdings BV, 4.00%, due 4/9/2025	247,107	(k)
	Verizon Communications, Inc.
1,300,000	(3M USD LIBOR + 1.00%), 1.74%, due 3/16/2022	1,301,664	(b)
9,570,000	4.52%, due 9/15/2048	12,609,356	(m)
		88,575,972
Theaters & Entertainment 0.1%
	Live Nation Entertainment, Inc.
2,495,000	4.88%, due 11/1/2024	2,212,753	(k)
1,835,000	4.75%, due 10/15/2027	1,568,907	(k)
		3,781,660
Transportation 0.0%(g)
200,000	Rumo Luxembourg S.a.r.l., 7.38%, due 2/9/2024	210,000	(k)
Water 0.4%
9,360,000	Essential Utilities, Inc., 3.35%, due 4/15/2050	9,756,227
	Total Corporate Bonds (Cost $1,497,485,168)	1,480,373,927

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Convertible Bonds 0.1%
Media 0.1%
$3,050,000	DISH Network Corp., 3.38%, due 8/15/2026 (Cost $2,771,314)	$2,472,330
Municipal Notes 3.3%
California 0.5%
1,370,000	Bay Area Toll Au. Toll Bridge Rev. (Build America Bonds), Ser. 2010-S-1, 7.04%, due 4/1/2050	2,285,283
1,370,000	California St. G.O. (Build America Bonds), Ser. 2010, 7.63%, due 3/1/2040	2,282,050
2,055,000	California St. Univ. Ref. Rev., Ser. 2020-B, 2.98%, due 11/1/2051	2,039,588
2,120,000	Foothill-Eastern Trans. Corridor Agcy. Toll Road Rev. Ref., (AGM Insured), Ser. 2019-A, 3.92%, due 1/15/2053	2,164,838
1,105,000	Los Angeles Comm. College Dist. G.O. (Build America Bonds), Ser. 2010-E, 6.75%, due 8/1/2049	1,929,021
710,000	Sacramento Co. Arpt. Sys. Rev. Ref., Ser. 2018-C, 5.00%, due 7/1/2033	801,732
1,710,000	Univ. of California Regents Med. Ctr. Pooled Rev., Ser. 2020-N, 3.01%, due 5/15/2050	1,658,375
		13,160,887
Colorado 0.0%(g)
705,000	Colorado St. Hlth. Facs. Au. Hosp. Rev. Ref. (CommonSpirit Hlth.), Ser. 2019-A-2, 4.00%, due 8/1/2049	669,898
Delaware 0.0%(g)
720,000	Delaware St. Hlth. Fac. Au. Rev. (Beebe Med. Ctr. Inc.), Ser. 2018, 5.00%, due 6/1/2048	770,148
District of Columbia 0.2%
2,760,000	Dist. of Columbia Income Tax Secured Rev., Ser. 2020-A, 5.00%, due 3/1/2033	3,535,726
Illinois 0.1%
675,000	Chicago O'Hare Int'l Arpt. Spec. Fac. Rev. (Trips Obligated Group), Ser. 2018, 5.00%, due 7/1/2048	705,645
880,000	Illinois Fin. Au. Rev. (Local Gov't Prog.-East Prairie Sch. Dist. # 73 Proj.), (BAM Insured), Ser. 2018, 4.00%, due 12/1/2042	941,134
		1,646,779
Maryland 0.2%
3,425,000	Maryland St. G.O., Ser. 2020-A, 5.00%, due 3/15/2030	4,523,808
Massachusetts 0.1%
1,055,000	Massachusetts St. Dev. Fin. Agcy. Rev. (CareGroup Obligated Group), Ser. 2018-J-2, 5.00%, due 7/1/2053	1,140,529
1,060,000	Massachusetts St. Ed. Fin. Au. Rev. Ref., Ser. 2018-A, 4.08%, due 7/1/2027	1,181,009
		2,321,538
Michigan 0.1%
720,000	Detroit Downtown Dev. Au. Tax Increment Rev. Ref. (Catalyst Dev. Proj.), Ser. 2018-A, (AGM Insured), 5.00%, due 7/1/2048	792,576

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$1,770,000	Michigan Fin. Au. Hosp. Rev. Ref. (Trinity Hlth. Credit Group), Ser. 2019-T, 3.38%, due 12/1/2040	$1,820,746
910,000	Michigan St. Strategic Fund Ltd. Oblig. Rev. (I-75 Improvement Proj.), Ser. 2018, 5.00%, due 6/30/2048	917,171
		3,530,493
Nevada 0.1%
2,055,000	Clark Co. Nevada G.O. (Las Vegas Convention and Visitors Au.), Ser. 2019-D, 3.23%, due 7/1/2044	2,063,980
New Jersey 0.2%
695,000	Atlantic City G.O. Ref., Ser. 2018, 4.29%, due 9/1/2026	769,782
1,095,000	New Jersey Econ. Dev. Au. Spec. Fac. Rev. Ref. (Port Newark Container Term. LLC Proj.), Ser. 2017, 5.00%, due 10/1/2047	1,128,430
700,000	New Jersey Higher Ed. Assist. Au. Rev. Ref. (Std. Loan Rev.), Ser. 2018-B, 5.00%, due 12/1/2026	806,071
660,000	New Jersey St. Hsg. & Mtge. Fin. Agcy. Rev. Ref. (Single Family Hsg.), Ser. 2018-B, 3.80%, due 10/1/2032	702,022
880,000	New Jersey St. Trans. Trust Fund Au. Trans. Sys. Rev. Ref., Ser. 2018-A, 5.00%, due 12/15/2036	885,130
695,000	South Jersey Port Corp. Rev. (Sub-Marine Term), Ser. 2017-B, 5.00%, due 1/1/2048	677,841
		4,969,276
New York 0.4%
2,055,000	New York City Ref. G.O., Ser. 2020-C-3, 2.41%, due 8/1/2032	2,021,319
2,055,000	New York City Transitional Fin. Au. Rev. (Future Tax Secured), Subser. 2019-C-3, 3.50%, due 11/1/2032	2,227,558
2,740,000	New York St. Dorm. Au. Rev. Non St. Supported Debt Ref. (New York Univ.), Ser. 2020-B, 2.69%, due 7/1/2040	2,681,227
1,775,000	New York St. Dorm. Au. Rev. St. Personal Income Tax Rev. Ref., Ser. 2020-D, 4.00%, due 2/15/2047	1,900,723
1,775,000	New York St. Urban Dev. Corp. Sales Tax Rev. Ref., Ser. 2019-A, 4.00%, due 3/15/2043	1,914,852
		10,745,679
Ohio 0.6%
4,960,000	Hamilton Co. Swr. Sys. Rev. Ref., Ser. 2019-A, 5.00%, due 12/1/2030	6,437,286
2,055,000	Highland Local Sch. Dist. G.O. Ref., Ser. 2020, 3.19%, due 12/1/2049	2,000,378
2,055,000	JobsOhio Beverage Sys. Statewide Liquor Profits Rev. Ref., Ser. 2020-A, 2.83%, due 1/1/2038	2,061,227
2,230,000	Ohio St. Turnpike Commission Junior Lien Rev. Ref. (Infrastructure Proj.), Ser. 2020-A, 3.22%, due 2/15/2048	2,244,562
2,055,000	Ohio Univ. Gen. Receipt Athens Ref. Rev., Ser. 2020, 2.91%, due 12/1/2043	1,881,537
		14,624,990
Oklahoma 0.0%(g)
715,000	Oklahoma St. Dev. Fin. Au. Hlth. Sys. Rev. (OU Medicine Proj.), Ser. 2018-B, 5.50%, due 8/15/2057	742,821
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Pennsylvania 0.2%
$2,055,000	Commonwealth Fin. Au. Rev. Ref., Ser. 2020-C, 3.53%, due 6/1/2042	$2,104,464
355,000	Commonwealth of Pennsylvania Cert. of Participation Ref., Ser. 2018, 5.00%, due 7/1/2043	411,218
1,060,000	Pennsylvania St. Turnpike Commission Oil Franchise Tax Rev., Subser. 2018-B, 5.00%, due 12/1/2048	1,190,952
		3,706,634
Rhode Island 0.0%(g)
770,000	Rhode Island St. Std. Loan Au. Std. Loan Rev. (Sr. Prog.), Ser. 2018, 5.00%, due 12/1/2025	878,963
Tennessee 0.0%(g)
530,000	Greeneville Hlth. & Ed. Facs. Board Hosp. Rev. Ref. (Ballad Hlth. Obligated Group), Ser. 2018-A, 5.00%, due 7/1/2029	622,883
Texas 0.5%
1,070,000	Austin Comm. College Dist. Pub. Fac. Corp. Lease Rev., Ser. 2018-C, 4.00%, due 8/1/2042	1,171,992
1,710,000	Dallas Area Rapid Transit Sales Tax Rev. Ref., Ser. 2020-C, 2.82%, due 12/1/2042	1,707,008
2,055,000	Grand Parkway Trans. Corp. Sys. Sub. Tier Toll Rev. Ref., Ser. 2020-B, 3.24%, due 10/1/2052	2,062,521
705,000	Texas St. Private Activity Bond Surface Trans. Corp. Rev. (Segment 3C Proj.), Ser. 2019, 5.00%, due 6/30/2058	735,477
1,410,000	Texas St. Private Activity Bond Surface Trans. Corp. Sr. Lien Rev. Ref. (North Tarrant Express Managed Lanes Proj.), Ser. 2019-B, 3.92%, due 12/31/2049	1,430,262
2,125,000	Texas St. Trans. Commission Central Texas Turnpike Sys. First Tier Rev. Ref., Ser. 2020-C, 3.03%, due 8/15/2041	1,993,101
1,105,000	Texas Wtr. Dev. Board Rev. (St. Wtr. Implementation Fund), Ser. 2019-A, 4.00%, due 10/15/2054	1,224,495
1,775,000	Waller Independent Sch. Dist. G.O. (Sch. Bldg.), (PSF-GTD Insured), Ser. 2020, 4.00%, due 2/15/2050	2,001,277
1,020,000	Ysleta Independent Sch. Dist. G.O. (Sch. Bldg.), (PSF-GTD Insured), Ser. 2020, 4.00%, due 8/15/2052	1,139,371
		13,465,504
Utah 0.1%
1,060,000	Salt Lake City Corp. Arpt. Rev., Ser. 2018-A, 5.00%, due 7/1/2043	1,167,474
2,055,000	Utah St. Transit Au. Sales Tax Rev. Ref., Ser. 2020, 2.77%, due 12/15/2038	2,083,297
		3,250,771
West Virginia 0.0%(g)
705,000	West Virginia Hosp. Fin. Au. Rev. (Imp. West Virginia Univ. Hlth. Sys. Obligated Group), Ser. 2018-A, 5.00%, due 6/1/2052	760,194
	Total Municipal Notes (Cost $88,276,278)	85,990,972

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
Asset-Backed Securities 6.3%
$1,100,000	AIMCO CLO, Ser. 2018-AA, Class E, (3M USD LIBOR + 5.15%), 6.28%, due 4/17/2031	$670,678	(b)(k)
	AIMCO CLO 10 Ltd.
1,050,000	Ser. 2019-10A, Class D, (3M USD LIBOR + 3.55%), 4.65%, due 7/22/2032	867,412	(b)(k)
2,000,000	Ser. 2019-10A, Class E, (3M USD LIBOR + 6.55%), 7.65%, due 7/22/2032	1,281,086	(b)(k)
550,000	Alinea CLO Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 6.00%), 7.14%, due 7/20/2031	347,243	(b)(k)
7,960,000	AM Capital Funding LLC, Ser. 2018-1, Class A, 4.98%, due 12/15/2023	8,266,798	(k)
1,000,000	American Express Credit Account Master Trust, Ser. 2017-2, Class A, (1M LIBOR + 0.45%), 1.26%, due 9/16/2024	1,000,852	(b)
	Apidos CLO XXVIII
500,000	Ser. 2017-28A, Class C, (3M USD LIBOR + 2.50%), 3.64%, due 1/20/2031	373,106	(b)(k)
500,000	Ser. 2017-28A, Class D, (3M USD LIBOR + 5.50%), 6.64%, due 1/20/2031	312,225	(b)(k)
5,000,000	Apidos CLO XXXI, Ser. 2019-31A, Class D, (3M USD LIBOR + 3.65%), 4.87%, due 4/15/2031	3,957,299	(b)(k)
1,459,624	Apollo Aviation Securitization Asset 2020-1 Trust, Ser. 2020-1A, Class A, 3.35%, due 1/16/2040	1,098,825	(k)
	Ares LIII CLO Ltd.
4,750,000	Ser. 2019-53A, Class D, (3M USD LIBOR + 3.75%), 4.77%, due 4/24/2031	3,828,588	(b)(k)
1,700,000	Ser. 2019-53A, Class E, (3M USD LIBOR + 6.85%), 7.87%, due 4/24/2031	1,274,827	(b)(k)
2,000,000	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3M USD LIBOR + 6.10%), 7.32%, due 10/15/2030	1,407,871	(b)(k)
	Asset Backed Securities Corp. Home Equity
308,408	Ser. 2004-HE5, Class M2, (1M USD LIBOR + 1.88%), 2.36%, due 8/25/2034	304,403	(b)
119,598	Ser. 2006-HE1, Class A3, (1M USD LIBOR + 0.20%), 0.69%, due 1/25/2036	119,160	(b)
3,300,000	Assurant CLO I Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.46%), 7.60%, due 10/20/2029	1,863,990	(b)(k)
	Assurant CLO II Ltd.
250,000	Ser. 2018-1A, Class D, (3M USD LIBOR + 2.85%), 3.99%, due 4/20/2031	191,934	(b)(k)
1,500,000	Ser. 2018-1A, Class E, (3M USD LIBOR + 5.60%), 6.74%, due 4/20/2031	772,852	(b)(k)
2,797,000	Bear Stearns Asset-Backed Securities I Trust, Ser. 2006-HE1, Class 1M3, (1M USD LIBOR + 0.46%), 0.95%, due 12/25/2035	2,676,336	(b)
	Bear Stearns Asset-Backed Securities Trust
1,332,927	Ser. 2004-SD3, Class M2, (1M USD LIBOR + 1.88%), 2.36%, due 9/25/2034	1,260,073	(b)
7,265,000	Ser. 2006-SD2, Class M2, (1M USD LIBOR + 0.80%), 1.29%, due 6/25/2036	6,587,460	(b)
3,000,000	Benefit Street Partners CLO XII Ltd., Ser. 2017-12A, Class D, (3M USD LIBOR + 6.41%), 7.63%, due 10/15/2030	1,678,459	(b)(k)
700,000	BlueMountain CLO XXV Ltd., Ser. 2019-25A, Class D, (3M USD LIBOR + 3.55%), 4.77%, due 7/15/2032	553,340	(b)(k)
650,000	Canyon Capital CLO Ltd., Ser. 2014-1A, Class DR, (3M USD LIBOR + 5.50%), 7.27%, due 1/30/2031	392,597	(b)(k)
1,005,000	Capital One Multi-Asset Execution Trust, Ser. 2016-A7, Class A7, (1M LIBOR + 0.51%), 1.32%, due 9/16/2024	1,003,294	(b)
	Carbone CLO Ltd.
1,000,000	Ser. 2017-1A, Class C, (3M USD LIBOR + 2.60%), 3.74%, due 1/20/2031	761,405	(b)(k)
1,000,000	Ser. 2017-1A, Class D, (3M USD LIBOR + 5.90%), 7.04%, due 1/20/2031	659,653	(b)(k)
1,120,000	Carlye U.S. CLO Ltd., Ser. 2017-5A, Class D, (3M USD LIBOR + 5.30%), 6.44%, due 1/20/2030	692,608	(b)(k)
7,881,490	Carrington Mortgage Loan Trust, Ser. 2006-RFC1, Class A4, (1M USD LIBOR + 0.24%), 0.73%, due 3/25/2036	7,431,518	(b)(m)
1,000,000	Chase Issuance Trust, Ser. 2016-A3, Class A3, (1M LIBOR + 0.55%), 1.36%, due 6/15/2023	1,000,638	(b)
2,350,000	CIFC Funding III Ltd., Ser. 2019-3A, Class D, (3M USD LIBOR + 6.80%), 7.98%, due 7/16/2032	1,769,874	(b)(k)
1,000,000	Citibank Credit Card Issuance Trust, Ser. 2017-A7, Class A7, (1M LIBOR + 0.37%), 1.29%, due 8/8/2024	995,716	(b)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$495,000	Citigroup Mortgage Loan Trust, Inc., Ser. 2006-AMC1, Class A2B, (1M USD LIBOR + 0.16%), 0.65%, due 9/25/2036	$402,495	(b)
164,160	Colony American Finance Ltd., Ser. 2016-1, Class A, 2.54%, due 6/15/2048	163,898	(k)
3,650,000	Dryden 36 Senior Loan Fund, Ser. 2014-36A, Class ER2, (3M USD LIBOR + 6.88%), 8.10%, due 4/15/2029	2,444,463	(b)(k)
250,000	Dryden 45 Senior Loan Fund, Ser. 2016-45A, Class ER, (3M USD LIBOR + 5.85%), 7.07%, due 10/15/2030	152,042	(b)(k)
	Dryden 53 CLO Ltd.
300,000	Ser. 2017-53A, Class D, (3M USD LIBOR + 2.40%), 3.62%, due 1/15/2031	224,357	(b)(k)
750,000	Ser. 2017-53A, Class E, (3M USD LIBOR + 5.30%), 6.52%, due 1/15/2031	472,578	(b)(k)
2,350,000	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3M USD LIBOR + 6.20%), 7.34%, due 10/19/2029	1,639,322	(b)(k)
	Eaton Vance CLO Ltd.
850,000	Ser. 2015-1A, Class DR, (3M USD LIBOR + 2.50%), 3.64%, due 1/20/2030	642,881	(b)(k)
900,000	Ser. 2015-1A, Class ER, (3M USD LIBOR + 5.60%), 6.74%, due 1/20/2030	588,903	(b)(k)
750,000	Ser. 2018-1A, Class E, (3M USD LIBOR + 6.00%), 7.22%, due 10/15/2030	491,576	(b)(k)
	Elmwood CLO II Ltd.
2,400,000	Ser. 2019-2A, Class D, (3M USD LIBOR + 3.95%), 5.09%, due 4/20/2031	2,015,523	(b)(k)
2,700,000	Ser. 2019-2A, Class E, (3M USD LIBOR + 6.80%), 7.94%, due 4/20/2031	1,877,277	(b)(k)
2,137,117	EquiFirst Mortgage Loan Trust, Ser. 2003-2, Class 1A1, (1M USD LIBOR + 1.13%), 1.92%, due 9/25/2033	1,997,782	(b)
920,000	Evergreen Credit Card Trust, Ser. 2019-1, Class A, (1M USD LIBOR + 0.48%), 1.29%, due 1/15/2023	916,608	(b)(k)
700,000	Flatiron CLO 17 Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.00%), 7.69%, due 5/15/2030	471,526	(b)(k)
2,150,000	Flatiron CLO 18 Ltd., Ser. 2018-1A, Class E, (3M USD LIBOR + 5.15%), 6.28%, due 4/17/2031	1,346,887	(b)(k)(m)
1,321,162	Foundation Finance Trust, Ser. 2019-1A, Class A , 3.86%, due 11/15/2034	1,303,061	(k)
158,708	Freedom Financial Trust, Ser. 2018-1, Class A, 3.61%, due 7/18/2024	157,403	(k)
1,600,000	Galaxy XVIII CLO Ltd., Ser. 2018-28A, Class E, (3M USD LIBOR + 6.00%), 7.22%, due 7/15/2031	969,881	(b)(k)
250,000	Galaxy XXVII CLO Ltd., Ser. 2018-27A, Class E, (3M USD LIBOR + 5.78%), 7.47%, due 5/16/2031	126,355	(b)(k)
1,600,000	Gilbert Park CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.40%), 7.62%, due 10/15/2030	1,139,452	(b)(k)
1,711,358	Global SC Finance IV Ltd., Ser. 2018-1A, Class A, 4.29%, due 5/17/2038	1,649,498	(k)
800,000	GM Financial Consumer Automobile Receivables Trust, Ser. 2020-2, Class A2B, (1M USD LIBOR + 1.05%), 1.72%, due 3/16/2023	801,617	(b)
500,000	Golden Credit Card Trust, Ser. 2019-2A, Class A, (1M USD LIBOR + 0.35%), 1.16%, due 10/15/2023	493,460	(b)(k)
125,134	Home Equity Mortgage Trust, Ser. 2004-5, Class M2, (1M USD LIBOR + 1.60%), 2.09%, due 2/25/2035	124,880	(b)
	Invitation Homes Trust
1,375,186	Ser. 2017-SFR2, Class A, (1M USD LIBOR + 0.85%), 1.60%, due 12/17/2036	1,329,538	(b)(k)
1,805,514	Ser. 2018-SFR1, Class A, (1M USD LIBOR + 0.70%), 1.45%, due 3/17/2037	1,729,789	(b)(k)
1,250,000	Jay Park CLO Ltd., Ser. 2019-1A, Class DR, (3M USD LIBOR + 5.20%), 6.34%, due 10/20/2027	840,830	(b)(k)
	JP Morgan Mortgage Acquisition Trust
3,361,148	Ser. 2006-CH1, Class M1, (1M USD LIBOR + 0.22%), 0.71%, due 7/25/2036	3,321,396	(b)
5,260,000	Ser. 2007-CH1, Class MV2, (1M USD LIBOR + 0.28%), 0.77%, due 11/25/2036	5,224,100	(b)
2,000,000	KKR CLO 16 Ltd., Ser. 2016, Class DR, (3M USD LIBOR + 6.75%), 7.89%, due 1/20/2029	1,168,664	(b)(k)
5,500,000	KKR CLO 25 Ltd., Ser. 2025, Class D, (3M USD LIBOR + 3.85%), 5.07%, due 4/15/2032	4,394,787	(b)(k)
280,874	Lending Point Asset Securitization Trust, Ser. 2020-1, Class A, 2.51%, due 2/10/2026	270,537	(k)
2,750,000	Madison Park Funding XXXIV Ltd., Ser. 2019-34A, Class E, (3M USD LIBOR + 6.75%), 7.74%, due 4/25/2031	1,935,450	(b)(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)		VALUE
$3,000,000	Madison Park Funding XXXV Ltd., Ser. 2019-35A, Class E, (3M USD LIBOR + 6.75%), 7.89%, due 4/20/2031	$2,259,454	(b)(k)
	Magnetite CLO Ltd.
3,000,000	Ser. 2019-22A, Class D, (3M USD LIBOR + 3.65%), 4.87%, due 4/15/2031	2,406,518	(b)(k)
250,000	Ser. 2018-20A, Class D, (3M USD LIBOR + 2.50%), 3.64%, due 4/20/2031	188,711	(b)(k)
250,000	Ser. 2018-20A, Class E, (3M USD LIBOR + 5.35%), 6.49%, due 4/20/2031	164,020	(b)(k)
1,000,000	Ser. 2015-12A, Class ER, (3M USD LIBOR + 5.68%), 6.90%, due 10/15/2031	660,716	(b)(k)
500,000	Marble Point CLO XI Ltd., Ser. 2017-2A, Class D, (3M USD LIBOR + 2.80%), 3.94%, due 12/18/2030	318,824	(b)(k)
3,250,000	Mariner CLO LLC, Ser. 2019-1A, Class D, (3M USD LIBOR + 3.85%), 5.62%, due 4/30/2032	2,556,470	(b)(k)
	Marlette Funding Trust
1,690,633	Ser. 2019-4A, Class A, 2.39%, due 12/17/2029	1,650,080	(k)
633,311	Ser. 2020-1A, Class A, 2.24%, due 3/15/2030	624,353	(k)
	Navient Student Loan Trust
173,851	Ser. 2019-1A, Class A1, (1M USD LIBOR + 0.33%), 0.82%, due 12/27/2067	173,787	(b)(k)
7,784,185	Ser. 2019-7A, Class A1, (1M USD LIBOR + 0.50%), 0.99%, due 1/25/2068	7,631,356	(b)(k)
9,224,720	Newcastle Mortgage Securities Trust, Ser. 2006-1, Class M2, (1M USD LIBOR + 0.37%), 0.86%, due 3/25/2036	9,040,005	(b)(m)
750,000	Niagara Park CLO Ltd., Ser. 2019-1A, Class D, (3M USD LIBOR + 3.55%), 4.68%, due 7/17/2032	591,606	(b)(k)
	OCP CLO Ltd.
3,000,000	Ser. 2015-8A, Class CR, (3M USD LIBOR + 2.80%), 3.93%, due 4/17/2027	2,532,865	(b)(k)
2,800,000	Ser. 2015-10A, Class CR, (3M USD LIBOR + 2.60%), 3.59%, due 10/26/2027	2,468,040	(b)(k)
3,800,000	Ser. 2017-14A, Class C, (3M USD LIBOR + 2.60%), 4.29%, due 11/20/2030	2,876,420	(b)(k)
1,800,000	Ser. 2017-14A, Class D, (3M USD LIBOR + 5.80%), 7.49%, due 11/20/2030	1,136,968	(b)(k)
1,000,000	Ser. 2018-15A, Class D, (3M USD LIBOR + 5.85%), 6.99%, due 7/20/2031	659,883	(b)(k)
3,200,000	Octagon Investment Partners 41 Ltd., Ser. 2019-2A, Class E, (3M USD LIBOR + 6.90%), 8.12%, due 4/15/2031	2,053,620	(b)(k)
1,000,000	OHA Credit Funding 3 Ltd., Ser. 2019-3A, Class D, (3M USD LIBOR + 3.55%), 4.69%, due 7/20/2032	828,109	(b)(k)
750,000	OHA Credit Partners XV Ltd., Ser. 2017-15A, Class D, (3M USD LIBOR + 2.45%), 3.59%, due 1/20/2030	563,658	(b)(k)
	Palmer Square CLO Ltd.
2,500,000	Ser. 2015-1A, Class DR2, (3M USD LIBOR + 6.25%), 7.95%, due 5/21/2029	1,719,676	(b)(k)
700,000	Ser. 2014-1A, Class DR2, (3M USD LIBOR + 5.70%), 6.83%, due 1/17/2031	458,713	(b)(k)
1,600,000	Ser. 2018-1A, Class D, (3M USD LIBOR + 5.15%), 6.29%, due 4/18/2031	1,014,274	(b)(k)
300,000	PPM CLO 3 Ltd., Ser. 2019-3A, Class D, (3M USD LIBOR + 3.70%), 4.83%, due 7/17/2030	247,115	(b)(k)
1,000,000	Riserva CLO Ltd., Ser. 2016-3A, Class ER, (3M USD LIBOR + 6.35%), 7.49%, due 10/18/2028	695,426	(b)(k)
1,151,369	Saxon Asset Securities Trust, Ser. 2004-2, Class MV1, (1M USD LIBOR + 0.87%), 1.36%, due 8/25/2035	1,020,803	(b)
291,309	Securitized Asset Backed Receivables LLC Trust, Ser. 2004-DO1, Class M1, (1M USD LIBOR + 0.98%), 1.46%, due 7/25/2034	273,856	(b)
443,758	SoFi Professional Loan Program LLC, Ser. 2017-E, Class A1, (1M USD LIBOR + 0.50%), 0.99%, due 11/26/2040	439,432	(b)(k)
56,547	Structured Asset Securities Corp., Ser. 2006-NC1, Class A4, (1M USD LIBOR + 0.15%), 0.64%, due 5/25/2036	56,357	(b)
1,000,000	Symphony CLO XXI Ltd., Ser. 2019-21A, Class D, (3M USD LIBOR + 3.65%), 6.01%, due 7/15/2032	833,214	(b)(k)
1,150,000	TICP CLO V Ltd., Ser. 2016-5A, Class ER, (3M USD LIBOR + 5.75%), 6.88%, due 7/17/2031	692,686	(b)(k)
3,500,000	TICP CLO VIII Ltd., Ser. 2017-8A, Class D, (3M USD LIBOR + 6.55%), 7.69%, due 10/20/2030	2,639,941	(b)(k)
1,000,000	TICP CLO X Ltd., Ser. 2018-10A, Class E, (3M USD LIBOR + 5.50%), 6.64%, due 4/20/2031	648,747	(b)(k)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
	$1,150,000	TICP CLO XIII Ltd., Ser. 2019-13E, Class E, (3M USD LIBOR + 6.75%), 8.58%, due 7/15/2032	$869,429	(b)(k)
	1,300,000	TRESTLES CLO II Ltd., Ser. 2018-2A, Class D, (3M USD LIBOR + 5.75%), 6.74%, due 7/25/2031	826,050	(b)(k)
	1,200,000	TRESTLES CLO Ltd., Ser. 2017-1A, Class D, (3M USD LIBOR + 6.68%), 7.67%, due 7/25/2029	816,378	(b)(k)
	4,000,000	VERDE CLO, Ser. 2019-1A, Class D, (3M USD LIBOR + 3.80%), 5.02%, due 4/15/2032	3,313,009	(b)(k)
		Verizon Owner Trust
	258,014	Ser. 2017-1A, Class A, 2.06%, due 9/20/2021	258,186	(k)
	590,000	Ser. 2019-A, Class A1B, (1M USD LIBOR + 0.33%), 1.05%, due 9/20/2023	584,993	(b)
	1,000,000	Ser. 2019-B, Class A1B, (1M USD LIBOR + 0.45%), 1.17%, due 12/20/2023	984,283	(b)
		Voya CLO Ltd.
	250,000	Ser. 2018-3A, Class E, (3M USD LIBOR + 5.75%), 6.97%, due 10/15/2031	151,561	(b)(k)
	350,000	Ser. 2016-3A, Class DR, (3M USD LIBOR + 6.08%), 7.22%, due 10/18/2031	199,708	(b)(k)
	3,325,000	Westcott Park CLO Ltd., Ser. 2016-1A, Class ER, (3M USD LIBOR + 6.40%), 7.54%, due 7/20/2028	2,325,823	(b)(k)
	1,550,000	York CLO-2 Ltd., Ser. 2015-1A, Class DR, (3M USD LIBOR + 2.60%), 3.70%, due 1/22/2031	1,148,280	(b)(k)
		Total Asset-Backed Securities (Cost $191,188,683)	161,834,339
Foreign Government Securities 3.3%
	2,300,000	1MDB Global Investments Ltd., 4.40%, due 3/9/2023	2,035,454	(s)
	200,000	Abu Dhabi Government International Bond, 3.88%, due 4/16/2050	211,395	(s)
		Angolan Government International Bond
	400,000	9.50%, due 11/12/2025	188,048	(s)
	220,000	8.00%, due 11/26/2029	95,563	(s)
	424,000	9.38%, due 5/8/2048	180,399	(s)
	180,000	9.38%, due 5/8/2048	76,584	(s)
	200,000	9.13%, due 11/26/2049	84,654	(s)
		Argentine Republic Government International Bond
EUR	440,000	3.88%, due 1/15/2022	120,158	(s)
	$202,000	4.63%, due 1/11/2023	56,562
EUR	3,210,000	3.38%, due 12/31/2038	871,329	(w)
		Banque Centrale de Tunisie International Bond
EUR	1,040,000	5.63%, due 2/17/2024	943,711	(s)
EUR	100,000	6.38%, due 7/15/2026	89,314	(s)
	$600,000	Bermuda Government International Bond, 3.72%, due 1/25/2027	600,000	(s)
	1,262,043	Brazil Loan Trust 1, 5.48%, due 7/24/2023	1,269,930	(s)
		Brazil Notas do Tesouro Nacional
BRL	4,042,000	Ser. F, 10.00%, due 1/1/2023	828,712
BRL	4,000,000	Ser. F, 10.00%, due 1/1/2025	833,012
BRL	16,170,000	Ser. F, 10.00%, due 1/1/2029	3,404,713
	$200,000	Brazilian Government International Bond, 5.63%, due 1/7/2041	199,500
		Colombia Government International Bond
	765,000	3.00%, due 1/30/2030	698,062
	206,000	5.20%, due 5/15/2049	212,553
		Colombian TES
COP	4,036,000,000	Ser. B, 7.00%, due 5/4/2022	1,072,137
COP	11,863,000,000	Ser. B, 6.00%, due 4/28/2028	2,852,336
COP	7,220,600,000	Ser. B, 7.25%, due 10/18/2034	1,830,733
		Costa Rica Government International Bond
	$205,000	6.13%, due 2/19/2031	165,537	(s)
	1,261,000	7.16%, due 3/12/2045	970,970	(s)
		Croatia Government International Bond
EUR	210,000	1.13%, due 6/19/2029	213,500	(s)
EUR	694,000	2.75%, due 1/27/2030	805,761	(s)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Development Bank of Mongolia LLC
	$756,000	7.25%, due 10/23/2023	$652,054	(k)
	200,000	7.25%, due 10/23/2023	172,501	(s)
		Dominican Republic International Bond
	750,000	6.88%, due 1/29/2026	720,000	(k)
	130,000	6.85%, due 1/27/2045	112,775	(s)
	150,000	6.40%, due 6/5/2049	123,375	(s)
	572,000	5.88%, due 1/30/2060	456,170	(s)
		Ecuador Government International Bond
	1,050,000	7.88%, due 1/23/2028	297,948	(s)(x)
	200,000	9.50%, due 3/27/2030	57,000	(s)(x)
		Egypt Government International Bond
	200,000	5.58%, due 2/21/2023	193,791	(s)
EUR	257,000	5.63%, due 4/16/2030	230,596	(s)
	$200,000	7.05%, due 1/15/2032	177,330	(s)
	1,110,000	8.50%, due 1/31/2047	989,565	(s)
	418,000	7.90%, due 2/21/2048	360,002	(s)
	152,000	El Salvador Government International Bond, 7.12%, due 1/20/2050	114,760	(s)
	205,000	Gabon Government International Bond, 6.63%, due 2/6/2031	144,888	(s)
		Ghana Government International Bond
	200,000	6.38%, due 2/11/2027	153,812	(s)
	950,000	10.75%, due 10/14/2030	985,962	(s)
	200,000	7.88%, due 2/11/2035	150,300	(s)
		Indonesia Government International Bond
EUR	100,000	0.90%, due 2/14/2027	97,531
EUR	340,000	1.40%, due 10/30/2031	325,465
	$840,000	8.50%, due 10/12/2035	1,211,543	(s)
	200,000	5.25%, due 1/17/2042	226,893	(s)
		Indonesia Treasury Bond
IDR	85,253,000,000	6.13%, due 5/15/2028	5,114,920
IDR	55,908,000,000	8.25%, due 5/15/2029	3,818,657
IDR	26,460,000,000	7.00%, due 9/15/2030	1,676,546
	$200,000	Israel Government International Bond, 3.88%, due 7/3/2050	221,220
		Ivory Coast Government International Bond
	2,076,795	5.75%, due 12/31/2032	1,806,812	(s)(w)
EUR	774,000	6.63%, due 3/22/2048	672,165	(s)
	$266,000	Kenya Government International Bond, 8.00%, due 5/22/2032	240,730	(s)
	291,000	Korea Development Bank, (3M USD LIBOR + 0.48%), 1.91%, due 10/1/2022	287,467	(b)
		Lebanon Government International Bond
	380,000	6.60%, due 11/27/2026	59,850	(s)(x)
	917,000	8.25%, due 5/17/2034	144,428	(x)
		Mexican Bonos
MXN	90,126,700	Ser. M20, 7.50%, due 6/3/2027	4,013,538
MXN	75,340,000	Ser. M20, 8.50%, due 5/31/2029	3,528,954
MXN	25,070,000	Ser. M, 7.75%, due 11/13/2042	1,034,516
		Mexico Government International Bond
	$200,000	5.00%, due 4/27/2051	191,500
	880,000	5.75%, due 10/12/2110	834,909
	470,000	Mongolia Government International Bond, 8.75%, due 3/9/2024	446,505	(s)
EUR	144,000	Morocco Government International Bond, 1.50%, due 11/27/2031	140,928	(s)
	$730,000	Namibia International Bonds, 5.25%, due 10/29/2025	659,978	(k)
	880,000	Nigeria Government International Bond, 7.88%, due 2/16/2032	664,400	(s)
		Oman Government International Bond
	206,000	4.13%, due 1/17/2023	179,061	(s)
	326,000	6.75%, due 1/17/2048	228,878	(s)
	30,000	6.75%, due 1/17/2048	21,062	(s)
	206,000	Papua New Guinea Government International Bond, 8.38%, due 10/4/2028	182,310	(s)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

PRINCIPAL AMOUNT(a)			VALUE
		Paraguay Government International Bond
	$205,000	4.95%, due 4/28/2031	$211,919	(s)
	320,000	6.10%, due 8/11/2044	352,803	(s)
	200,000	Provincia de Cordoba, 7.13%, due 6/10/2021	90,002	(s)
		Qatar Government International Bond
	370,000	3.88%, due 4/23/2023	391,814	(s)
	200,000	3.75%, due 4/16/2030	218,352	(s)
	964,000	4.82%, due 3/14/2049	1,159,692	(s)
	200,000	Republic of Armenia International Bond, 3.95%, due 9/26/2029	185,286	(s)
		Republic of South Africa Government Bond
ZAR	14,264,866	Ser. R186, 10.50%, due 12/21/2026	842,625
ZAR	52,039,335	8.25%, due 3/31/2032	2,322,546
ZAR	20,621,129	9.00%, due 1/31/2040	874,357
		Republic of South Africa Government International Bond
	$200,000	4.85%, due 9/30/2029	172,000
	503,000	5.88%, due 6/22/2030	461,502
	200,000	5.75%, due 9/30/2049	156,016
	203,000	Republic of Uzbekistan Bond, 5.38%, due 2/20/2029	205,060	(s)
		Romanian Government International Bond
EUR	91,000	2.00%, due 1/28/2032	84,239	(s)
EUR	150,000	3.88%, due 10/29/2035	162,911	(s)
EUR	98,000	4.63%, due 4/3/2049	108,306	(s)
EUR	332,000	3.38%, due 1/28/2050	308,309	(s)
		Russian Federal Bond - OFZ
RUB	88,362,000	7.10%, due 10/16/2024	1,262,136
RUB	120,000,000	7.95%, due 10/7/2026	1,810,894
RUB	304,181,000	7.05%, due 1/19/2028	4,408,068
RUB	44,181,000	7.70%, due 3/23/2033	678,977
	$530,000	Senegal Government International Bond, 6.75%, due 3/13/2048	439,900	(s)
EUR	696,000	Serbia International Bond, 1.50%, due 6/26/2029	658,123	(s)
		Sri Lanka Government International Bond
	$302,000	6.85%, due 3/14/2024	182,691	(s)
	200,000	6.35%, due 6/28/2024	119,752	(s)
	2,323,000	6.75%, due 4/18/2028	1,312,488	(s)
	200,000	7.55%, due 3/28/2030	113,982	(s)
	590,000	Trinidad & Tobago Government International Bond, 4.50%, due 8/4/2026	547,225	(k)
		Turkey Government Bond
TRY	14,345,803	10.70%, due 8/17/2022	2,109,949
TRY	20,173,297	12.40%, due 3/8/2028	3,037,756
		Turkey Government International Bond
	$400,000	5.75%, due 3/22/2024	385,462
	224,000	5.60%, due 11/14/2024	213,360
		Turkiye Ihracat Kredi Bankasi AS
	360,000	5.38%, due 10/24/2023	341,827	(s)
	604,000	8.25%, due 1/24/2024	617,446	(k)
		Ukraine Government International Bond
	220,000	7.75%, due 9/1/2020	213,514	(s)
	200,000	8.99%, due 2/1/2024	194,746	(s)
EUR	134,000	6.75%, due 6/20/2026	129,805	(s)
	$360,000	7.75%, due 9/1/2026	332,088	(s)
	1,290,000	7.75%, due 9/1/2027	1,179,496	(s)
	630,000	9.75%, due 11/1/2028	614,439	(s)
	133,333	Ukreximbank Via Biz Finance PLC, 9.63%, due 4/27/2022	130,677	(s)
	1,295,300	Venezuela Government International Bond, 8.25%, due 10/13/2024	103,624	(s)(x)
		Total Foreign Government Securities (Cost $103,773,765)	84,480,386

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

NUMBER OF SHARES		VALUE
Short-Term Investments 9.4%
Investment Companies 9.4%
199,753,226	State Street Institutional U.S. Government Money Market Fund Premier	$199,753,226	(m)
	Class, 0.22%(y)
42,479,725	State Street Navigator Securities Lending Government Money Market	42,479,725	(z)
	Portfolio, 0.20%(y)
	Total Short-Term Investments (Cost $242,232,951)	242,232,951
	Total Investments 125.7% (Cost $3,351,192,275)	3,247,620,430
	Liabilities Less Other Assets (25.7)%	(664,490,749	)(aa)(ab)
	Net Assets 100.0%	$2,583,129,681

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2020 and changes periodically.

(c)  All or a portion of this security was purchased on a delayed delivery basis.

(d)  All or a portion of this security had not settled as of April 30, 2020 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

(e)  Value determined using significant unobservable inputs.

(f)  The stated interest rates represent the range of rates at April 30, 2020 of the underlying contracts within the Loan Assignment.

(g)  Represents less than 0.05% of net assets of the Fund.

(h)  Rate shown was the discount rate at the date of purchase.

(i)  All or a portion of the security is pledged as collateral for futures.

(j)  Index-linked bond whose principal amount adjusts according to a government retail price index.

(k)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2020, these securities amounted to $641,881,552, which represents 24.8% of net assets of the Fund.

(l)  Variable or floating rate security where the stated interest rate is not based on a published reference rate and spread. Rather, the interest rate adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown was the current rate as of April 30, 2020.

(m)  All or a portion of this security is segregated in connection with obligations for to be announced securities, when-issued securities, swaps, futures, forward foreign currency contracts, bond forwards and/or delayed delivery securities with a total value of $980,945,658.

(n)  Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the "interest only" holding.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

(o)  TBA (To Be Announced) Securities are purchased/sold on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement when the specific mortgage pools are assigned. Total value of all such securities (excluding forward sales contracts, if any) at April 30, 2020, amounted to $654,928,116, which represents 25.4% of net assets of the Fund.

(p)  The security or a portion of this security is on loan at April 30, 2020. Total value of all such securities at April 30, 2020 amounted to $41,741,031 for the Fund (see Note A of the Notes to Financial Statements).

(q)  Security fair valued as of April 30, 2020 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at April 30, 2020, amounted to $12,355,000, which represents 0.5% of net assets of the Fund.

(r)  When-issued security. Total value of all such securities at April 30, 2020, amounted to $21,609,225, which represents 0.8% of net assets of the Fund.

(s)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2020 amounted to $55,093,883, which represents 2.1% of net assets of the Fund.

(t)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(u)  Perpetual Bond Security. The rate reflected was the rate in effect on April 30, 2020. The maturity date reflects the next call date.

(v)  Payment-in-kind (PIK) security.

(w)  Step Bond. Coupon rate is a fixed rate for an initial period that either resets at a specific date or may reset in the future contingent upon a predetermined trigger. The interest rate shown was the current rate as of April 30, 2020.

(x)  Defaulted security.

(y)  Represents 7-day effective yield as of April 30, 2020.

(z)  Represents investment of cash collateral received from securities lending.

(aa)  Includes the impact of the Fund's open positions in derivatives at April 30, 2020.

(ab)  As of April 30, 2020, the value of unfunded loan commitments was $100,469 for the Fund (see Note A of Notes to Financial Statements).

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$2,590,565,101	100.3%
Cayman Islands	93,191,192	3.6%
United Kingdom	50,472,011	2.0%
Belgium	28,072,483	1.1%
Mexico	23,397,892	0.9%
Canada	20,075,751	0.8%
Germany	19,880,810	0.8%
France	19,466,595	0.8%
Luxembourg	15,419,486	0.6%
Indonesia	13,057,876	0.5%
Ireland	12,400,401	0.5%
Switzerland	11,225,461	0.4%
Russia	10,134,900	0.4%
Brazil	9,030,748	0.4%
Turkey	7,979,541	0.3%
Colombia	7,620,448	0.3%
China	6,237,906	0.3%
Netherlands	6,144,984	0.2%
South Africa	6,139,987	0.2%
Malaysia	3,726,226	0.2%
United Arab Emirates	3,327,391	0.1%
Azerbaijan	2,954,860	0.1%
Ukraine	2,794,765	0.1%
Cote D'Ivoire	2,478,977	0.1%
Qatar	2,421,682	0.1%
Australia	2,285,918	0.1%
Bermuda	2,249,498	0.1%
Egypt	1,951,284	0.1%
Argentina	1,839,614	0.1%
Sri Lanka	1,728,913	0.1%
Spain	1,719,169	0.1%
Kazakhstan	1,630,324	0.1%
Mongolia	1,470,310	0.1%
Dominican Republic	1,412,320	0.1%
India	1,361,669	0.1%
Ghana	1,290,074	0.1%
Costa Rica	1,136,507	0.1%
Peru	1,105,277	0.0%
Saudi Arabia	1,061,863	0.0%
Tunisia	1,033,025	0.0%
Nigeria	1,023,424	0.0%
Croatia	1,019,261	0.0%
Sweden	756,334	0.0%
Panama	700,944	0.0%
Chile	680,308	0.0%
Romania	663,765	0.0%
Namibia	659,978	0.0%
Serbia	658,123	0.0%
Angola	625,248	0.0%
Paraguay	564,722	0.0%
Trinidad And Tobago	547,225	0.0%
Italy	533,580	0.0%

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Country	Investments at Value	Percentage of Net Assets
Bahrain	$488,981	0.0%
Korea	486,471	0.0%
Senegal	439,900	0.0%
Oman	429,001	0.0%
Israel	406,828	0.0%
Hong Kong	396,449	0.0%
Supranational	360,632	0.0%
Ecuador	354,948	0.0%
Kenya	240,730	0.0%
Uzbekistan	205,060	0.0%
Lebanon	204,278	0.0%
Guatemala	200,000	0.0%
Philippines	196,222	0.0%
Armenia	185,286	0.0%
Papua New Guinea	182,310	0.0%
Kuwait	180,032	0.0%
Gabon	144,888	0.0%
Morocco	140,928	0.0%
El Salvador	114,760	0.0%
Venezuela	103,624	0.0%
Short-Term Investments and Other Liabilities—Net	(422,257,798)	(16.3)%
	$2,583,129,681	100.0%

Derivative Instruments

Futures contracts ("futures")

At April 30, 2020, open positions in futures for the Fund were as follows:

Long Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2020	501	Euro-Bobl	$74,639,356	$(114,254)
6/2020	5	Euro-Buxl Bond, 30 Year	1,201,051	670
6/2020	133	United Kingdom Long Gilt Bond	23,066,605	610,140
6/2020	25	U.S. Treasury Note, 2 Year	5,510,742	978
6/2020	32	U.S. Treasury Note, 10 Year	4,450,000	191,683
6/2020	5	U.S. Treasury Ultra Long Bond	1,123,906	120,303
Total Long Positions			$109,991,660	$809,520

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Short Futures:

Expiration Date	Number of Contracts	Open Contracts	Notional Amount	Value and Unrealized Appreciation/ (Depreciation)
6/2020	500	Euro-Bobl	$(74,490,375)	$130,494
6/2020	211	Euro-Bund	(40,332,448)	104,300
6/2020	5	Euro-Buxl Bond, 30 Year	(1,201,051)	(669)
6/2020	133	United Kingdom Long Gilt Bond	(23,066,605)	(591,657)
6/2020	640	U.S. Treasury Note, 10 Year	(89,000,000)	(666,498)
6/2020	1,179	U.S. Treasury Note, Ultra 10 Year	(185,139,844)	(8,293,717)
6/2020	796	U.S. Treasury Ultra Long Bond	(178,925,875)	(16,850,861)
Total Short Positions			$(592,156,198)	$(26,168,608)
Total Futures				$(25,359,088)

At April 30, 2020, the Fund had $29,855,174 deposited in a segregated account to cover margin requirements on open futures. At April 30, 2020 the Fund had securities pledged in the amount of $14,124,285 to cover collateral requirements on open futures. For the six months ended April 30, 2020, the average notional value of futures for the Fund was $445,709,414 for long positions and $(597,572,656) for short positions.

Forward foreign currency contracts ("forward FX contracts")

At April 30, 2020, open forward FX contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
662,435	USD	3,595,037	BRL	SCB	5/5/2020	$1,328
645,562	USD	3,488,227	BRL	JPM	5/5/2020	4,096
223,640	USD	1,213,694	BRL	MS	5/5/2020	448
128,599	USD	658,502	BRL	CITI	7/2/2020	8,001
231,846	USD	1,222,155	BRL	JPM	7/2/2020	8,020
686,897	USD	3,642,135	BRL	MS	7/2/2020	19,876
593,594,500	CLP	709,746	USD	CITI	6/17/2020	2,009
197,875,802	CLP	236,764	USD	CITI	6/17/2020	500
379,213,989	CLP	453,931	USD	JPM	6/17/2020	769
1,838,378,036	COP	448,932	USD	GSI	6/17/2020	13,613
1,541,649,776	COP	383,381	USD	GSI	6/17/2020	4,506
1,726,056,778	COP	412,439	USD	MS	6/17/2020	21,846
461,052	USD	1,788,110,914	COP	CITI	6/17/2020	11,154
503,332	USD	1,938,279,825	COP	JPM	6/17/2020	15,651
238,166	USD	938,372,501	COP	JPM	6/17/2020	2,066
22,892	EUR	615,894	CZK	JPM	7/21/2020	199
214,676	EUR	233,374	USD	CITI	5/5/2020	1,879
102,453	EUR	110,573	USD	CITI	5/5/2020	1,700
132,781	EUR	145,211	USD	GSI	5/5/2020	297
493,755	EUR	537,593	USD	JPM	5/5/2020	3,488
223,578	EUR	242,252	USD	JPM	5/5/2020	2,756
220,331	EUR	240,365	USD	JPM	5/5/2020	1,084

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
55,930	EUR	60,444	USD	JPM	5/5/2020	$847
33,180	EUR	36,147	USD	JPM	5/5/2020	214
754,004	EUR	811,658	USD	SCB	5/5/2020	14,617
378,915	EUR	414,081	USD	SCB	5/5/2020	1,153
791,000	EUR	858,510	USD	JPM	6/3/2020	8,787
284,325	EUR	308,492	USD	CITI	7/22/2020	3,590
525,894	EUR	185,482,649	HUF	JPM	7/15/2020	1,066
1,059,088	EUR	372,110,472	HUF	HSBC	7/21/2020	6,830
1,056,756	EUR	4,812,678	PLN	JPM	8/21/2020	893
2,529,196	USD	2,264,000	EUR	JPM	6/3/2020	46,819
216,510,890	HUF	607,256	EUR	GSI	7/15/2020	6,012
397,972,518	HUF	1,115,304	EUR	MS	7/15/2020	12,042
11,100,831,855	IDR	720,132	USD	CITI	5/4/2020	26,143
3,168,592,470	IDR	186,728	USD	GSI	5/4/2020	26,286
1,464,929	USD	22,126,288,581	IDR	JPM	5/29/2020	7,374
2,436,072	USD	8,347,151	ILS	JPM	5/11/2020	41,312
777,516	USD	940,164,793	KRW	HSBC	5/20/2020	3,304
24,065,331	MXN	989,406	USD	HSBC	5/6/2020	8,941
657,425	USD	12,657,758	MXN	CITI	5/6/2020	132,320
106,045	USD	2,407,569	MXN	CITI	5/6/2020	6,168
240,782	USD	5,693,511	MXN	CITI	5/6/2020	4,588
1,277,495	USD	28,655,516	MXN	GSI	5/6/2020	88,723
385,798	USD	7,288,454	MXN	GSI	5/6/2020	83,437
565,796	USD	13,345,774	MXN	GSI	5/6/2020	12,148
603,341	USD	11,478,157	MXN	HSBC	5/6/2020	127,171
588,263	USD	11,556,064	MXN	HSBC	5/6/2020	108,861
288,676	USD	5,701,643	MXN	HSBC	5/6/2020	52,144
2,962,787	MYR	679,791	USD	GSI	5/8/2020	8,577
1,654,215	MYR	376,814	USD	GSI	5/8/2020	7,523
2,269,455	USD	9,661,072	MYR	GSI	5/8/2020	24,820
6,645,870	PEN	1,864,722	USD	JPM	6/18/2020	98,768
18,631,683	RUB	236,533	USD	GSI	5/14/2020	14,043
176,051	USD	11,336,142	RUB	GSI	5/14/2020	23,592
141,326	USD	9,381,046	RUB	GSI	5/14/2020	15,161
181,429	USD	12,352,827	RUB	HSBC	5/14/2020	15,296
693,679	USD	51,568,089	RUB	JPM	5/14/2020	144
124,916	USD	7,949,152	RUB	SCB	5/14/2020	18,009
38,464,154	THB	1,175,519	USD	GSI	5/5/2020	13,297
19,713,939	THB	604,870	USD	GSI	5/5/2020	4,431
13,554,592	THB	415,269	USD	HSBC	5/5/2020	3,664
2,584,625	USD	80,881,176	THB	HSBC	5/5/2020	84,820
1,200,838	USD	38,847,832	THB	HSBC	5/5/2020	163
5,155,073	TRY	735,240	USD	JPM	5/13/2020	1,500

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
872,494	USD	5,300,663	TRY	GSI	5/6/2020	$114,010
231,247	USD	1,541,957	TRY	GSI	5/6/2020	10,605
365,048	USD	2,428,914	TRY	JPM	5/6/2020	17,489
1,712,287	USD	10,482,467	TRY	JPM	5/13/2020	214,181
340,724	USD	2,071,528	TRY	MS	5/13/2020	44,671
541,335	USD	3,602,424	TRY	CITI	6/17/2020	31,970
655,699	USD	11,963,834	ZAR	CITI	5/6/2020	10,324
1,446,366	USD	22,177,605	ZAR	GSI	5/6/2020	250,022
1,553,348	USD	24,575,900	ZAR	GSI	5/6/2020	227,630
1,487,429	USD	24,280,054	ZAR	GSI	5/6/2020	177,671
840,916	USD	14,367,472	ZAR	GSI	5/6/2020	65,880
234,241	USD	4,007,891	ZAR	GSI	5/6/2020	18,040
566,863	USD	10,397,966	ZAR	GSI	5/6/2020	5,957
74,685	USD	1,367,591	ZAR	GSI	5/6/2020	912
706,557	USD	12,884,631	ZAR	JPM	5/6/2020	11,511
1,794,800	USD	26,652,165	ZAR	SCB	5/6/2020	357,081
10,262,128	ZAR	543,372	USD	GSI	5/6/2020	10,206
4,279,391	ZAR	226,810	USD	JPM	5/6/2020	4,036
Total unrealized appreciation						$2,863,080
3,595,037	BRL	690,490	USD	SCB	5/5/2020	(29,383)
1,320,504	BRL	243,321	USD	CITI	5/5/2020	(488)
3,488,227	BRL	642,754	USD	JPM	5/5/2020	(1,288)
1,213,694	BRL	239,104	USD	MS	5/5/2020	(15,913)
3,488,227	BRL	644,226	USD	JPM	6/2/2020	(4,310)
3,898,778	BRL	759,522	USD	GSI	7/2/2020	(45,500)
3,519,726	BRL	676,298	USD	CITI	8/4/2020	(32,862)
237,032	USD	1,320,504	BRL	CITI	5/5/2020	(5,802)
222,062	USD	1,278,389	BRL	MS	8/4/2020	(11,639)
438,769	USD	379,168,442	CLP	CITI	6/17/2020	(15,877)
8,259,416	CNH	1,168,923	USD	HSBC	5/29/2020	(2,735)
144,843	USD	588,785,015	COP	SCB	6/17/2020	(3,299)
167,631	USD	689,790,931	COP	CITI	6/17/2020	(5,923)
383,896	USD	1,578,770,256	COP	GSI	6/17/2020	(13,331)
239,067	USD	969,417,895	COP	JPM	6/17/2020	(4,843)
234,306	USD	980,571,158	COP	JPM	6/17/2020	(12,410)
6,278,370	DKK	925,551	USD	CITI	7/22/2020	(1,963)
196,762	EUR	215,666	USD	CITI	5/5/2020	(45)
218,637	EUR	239,922	USD	JPM	5/5/2020	(329)
146,260	EUR	161,081	USD	JPM	5/5/2020	(802)
105,486	EUR	116,528	USD	JPM	5/5/2020	(931)
1,419,833	EUR	1,567,751	USD	JPM	5/5/2020	(11,827)
228,627	EUR	256,056	USD	CITI	6/3/2020	(5,376)
470,000	EUR	533,411	USD	JPM	6/3/2020	(18,077)
See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
106,489	EUR	117,142	USD	CITI	7/22/2020	$(257)
390,764	EUR	429,856	USD	CITI	7/22/2020	(944)
1,106,046	EUR	1,216,552	USD	CITI	7/22/2020	(2,529)
2,197,390	EUR	2,416,931	USD	CITI	7/22/2020	(5,025)
3,913,808	EUR	4,304,837	USD	CITI	7/22/2020	(8,949)
40,678,753	EUR	44,748,255	USD	CITI	7/22/2020	(98,302)
16,998	EUR	83,060	RON	HSBC	7/6/2020	(4)
80,741	USD	74,362	EUR	HSBC	5/5/2020	(749)
320,394	USD	292,525	EUR	JPM	5/5/2020	(169)
281,502	USD	257,519	EUR	JPM	5/5/2020	(700)
375,383	USD	343,359	EUR	JPM	5/5/2020	(886)
192,237	USD	176,732	EUR	JPM	5/5/2020	(1,434)
114,901	USD	106,415	EUR	JPM	5/5/2020	(1,714)
251,645	USD	233,020	EUR	JPM	5/5/2020	(3,710)
3,418,588	USD	3,125,000	EUR	JPM	5/5/2020	(5,942)
324,582	USD	298,874	EUR	MS	5/5/2020	(2,939)
271,924	USD	249,423	EUR	CITI	7/22/2020	(1,849)
23,173,833	USD	21,408,252	EUR	GSI	7/22/2020	(324,366)
240,299	USD	222,118	EUR	JPM	8/21/2020	(3,665)
160,547	GBP	202,740	USD	CITI	7/22/2020	(466)
419,606	GBP	529,882	USD	CITI	7/22/2020	(1,218)
559,698	GBP	706,544	USD	CITI	7/22/2020	(1,377)
1,465,893	GBP	1,850,495	USD	CITI	7/22/2020	(3,608)
372,875,120	HUF	1,059,907	EUR	JPM	7/21/2020	(5,354)
650,312	USD	11,100,831,855	IDR	CITI	5/4/2020	(95,962)
205,553	USD	3,168,592,470	IDR	GSI	5/4/2020	(7,462)
3,164,338	ILS	926,205	USD	JPM	5/11/2020	(18,370)
5,182,813	ILS	1,517,130	USD	MS	5/11/2020	(30,204)
1,178,196	USD	1,435,455,079	KRW	HSBC	5/20/2020	(3,881)
4,191,278	MXN	178,357	USD	GSI	5/6/2020	(4,483)
11,470,132	MXN	610,052	USD	GSI	5/6/2020	(134,214)
17,134,173	MXN	878,713	USD	GSI	5/6/2020	(167,903)
28,796,832	MXN	1,528,677	USD	GSI	5/6/2020	(334,044)
1,119,196	MXN	58,636	USD	HSBC	5/6/2020	(12,207)
10,276,943	MXN	527,833	USD	HSBC	5/6/2020	(101,495)
20,896,744	MXN	951,874	USD	JPM	5/6/2020	(84,975)
218,735	USD	5,300,255	MXN	CITI	5/6/2020	(1,145)
216,352	USD	5,268,168	MXN	CITI	5/6/2020	(2,198)
203,412	USD	5,135,267	MXN	GSI	5/6/2020	(9,624)
712,740	USD	2,424,385	PEN	GSI	6/18/2020	(3,533)
445,353	USD	1,537,137	PEN	GSI	6/18/2020	(8,786)
355,074	USD	1,256,074	PEN	GSI	6/18/2020	(16,027)
420,015	USD	1,433,092	PEN	JPM	6/18/2020	(3,385)

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
162,705,656	RUB	2,609,844	USD	GSI	5/14/2020	$(421,629)
111,503,093	RUB	1,735,187	USD	JPM	5/14/2020	(235,591)
188,926	USD	14,849,478	RUB	GSI	5/14/2020	(10,783)
1,361,771	USD	102,815,115	RUB	GSI	5/14/2020	(20,981)
426,641	USD	31,842,358	RUB	JPM	5/14/2020	(1,604)
1,166,729	USD	1,662,709	SGD	JPM	7/27/2020	(12,807)
9,148,491	THB	289,296	USD	HSBC	5/5/2020	(6,542)
605,541	TRY	93,107	USD	JPM	5/6/2020	(6,459)
2,647,458	TRY	420,645	USD	JPM	5/6/2020	(41,814)
936,598	TRY	150,398	USD	HSBC	5/13/2020	(16,543)
5,591,542	TRY	882,935	USD	CITI	6/17/2020	(92,320)
1,208,273	USD	36,092,316	TWD	GSI	5/27/2020	(9,406)
4,012,627	ZAR	230,591	USD	GSI	5/6/2020	(14,135)
11,977,983	ZAR	693,536	USD	GSI	5/6/2020	(47,398)
8,237,128	ZAR	506,168	USD	GSI	5/6/2020	(61,826)
11,961,988	ZAR	730,392	USD	GSI	5/6/2020	(85,116)
12,694,563	ZAR	843,733	USD	GSI	5/6/2020	(158,940)
23,763,914	ZAR	1,514,591	USD	GSI	5/6/2020	(232,676)
1,725,669	ZAR	95,327	USD	JPM	5/6/2020	(2,238)
7,665,412	ZAR	439,151	USD	JPM	5/6/2020	(25,649)
19,456,103	ZAR	1,296,129	USD	SCB	5/6/2020	(246,593)
23,019,677	ZAR	1,536,453	USD	SCB	5/6/2020	(294,684)
Total unrealized depreciation						$(3,806,741)
Total net unrealized depreciation						$(943,661)

For the six months ended April 30, 2020, the Fund's investments in forward FX contracts had an average notional value of $450,334,382.

Bond forward contracts ("bond forwards")

At April 30, 2020, bond forwards for the Fund were as follows:

Counterparty	Reference Entity	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.63%, due 4/15/2023	USD	5,751,410	5/18/2020	$1,410
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.63%, due 1/15/2024	USD	4,500,567	5/18/2020	567
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.25%, due 1/15/2025	USD	5,843,009	5/18/2020	18,009
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.38%, due 1/15/2027	USD	4,748,781	5/18/2020	18,781
GSI	U.S. Treasury Inflation-Indexed Bonds, 3.63%, due 4/15/2028	USD	4,713,629	5/18/2020	13,629
GSI	U.S. Treasury Inflation-Indexed Bonds, 3.88%, due 4/15/2029	USD	1,750,540	5/18/2020	540
GSI	U.S. Treasury Inflation-Indexed Bonds, 1.38%, due 2/15/2044	USD	2,305,759	5/18/2020	5,759
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.88%, due 2/15/2047	USD	2,764,403	5/18/2020	14,403
Total unrealized appreciation					$73,098

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

Counterparty	Reference Entity	Notional Amount		Expiration Date	Unrealized Appreciation/ (Depreciation)
GSI	U.S. Treasury Inflation-Indexed Bonds, 0.13%, due 4/15/2022	USD	3,747,245	5/18/2020	$(2,755)
GSI	U.S. Treasury Inflation-Indexed Bonds, 2.13%, due 2/15/2040	USD	1,073,984	5/18/2020	(1,016)
Total unrealized depreciation					$(3,771)
Total net unrealized appreciation					$69,327

For the six months ended April 30, 2020, the Fund's investments in bond forwards had an average notional value of $38,285,331.

At April 30, 2020, the Fund had cash collateral of $10,000 deposited in a segregated account for Goldman Sachs International to cover collateral requirements on over-the-counter derivatives.

Credit default swap contracts ("credit default swaps")

At April 30, 2020, the Fund had outstanding credit default swaps as follows:

Centrally cleared credit default swaps—Sell Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	iTraxx Europe Index, Ser. 33 V.1	EUR	5,840,000	1.00%	3M	6/20/2025	$65,080	$(2,446)	$7,466	$70,100

For the six months ended April 30, 2020, the average notional value of credit default swaps for the Fund was $6,462,396 for sell protection.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3(b)	Total
Investments:
Loan Assignments
Automotive	$—	$2,558,551	$719,086	$3,277,637
Business Equipment & Services	—	16,810,436	4,195,140	21,005,576
Health Care	—	12,819,493	3,673,818	16,493,311
Industrial Equipment	—	4,150,590	476,063	4,626,653
Leisure Goods—Activities—Movies	—	6,504,331	1,011,740	7,516,071
Steel	—	1,002,583	1,887,129	2,889,712
Utilities	—	7,724,949	887,341	8,612,290
Other Loan Assignments(a)	—	85,105,400	—	85,105,400
Total Loan Assignments	—	136,676,333	12,850,317	149,526,650
U.S. Treasury Obligations	—	114,102,851	—	114,102,851
U.S. Government Agency Securities	—	3,334,661	—	3,334,661
Mortgage-Backed Securities(a)	—	923,271,363	—	923,271,363
Corporate Bonds(a)	—	1,480,373,927	—	1,480,373,927
Convertible Bonds(a)	—	2,472,330	—	2,472,330
Municipal Notes(a)	—	85,990,972	—	85,990,972
Asset-Backed Securities	—	161,834,339	—	161,834,339
Foreign Government Securities	—	84,480,386	—	84,480,386
Short-Term Investments	—	242,232,951	—	242,232,951
Total Investments	$—	$3,234,770,113	$12,850,317	$3,247,620,430

(a)  The Schedule of Investments provides information on the industry, state/territory or sector categorization as well as a Positions by Country summary.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

(b)  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

(000's omitted)	Beginning balance, as of 11/1/2019	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance, as of 4/30/2020	Net change in unrealized appreciation/ (depreciation) from investments still held as of 4/30/2020
Investments in Securities:
Loan Assignments(c)
Aerospace & Defense	$921	$—	$—	$—	$—	$—	$—	$(921)	$—	$—
Automotive	—	—	(72)	(101)	1,277	(385)	—	—	719	(101)
Business Equipment & Services	1,525	2	(189)	(253)	4,591	(2,514)	1,033	—	4,195	(249)
Cable & Satellite Television	344	—	—	1	—	(345)	—	—	—	—
Conglomerates	1,175	—	(21)	21	—	(1,175)	—	—	—	—
Health Care	—	—	(88)	(230)	3,236	(1,207)	1,963	—	3,674	(230)
Industrial Equipment	—	—	(66)	(110)	903	(251)	—	—	476	(110)
Leisure Goods— Activities— Movies	1,260	—	—	(219)	1,231	—	—	(1,260)	1,012	(219)
Radio & Television	1,829	—	—	—	—	—	—	(1,829)	—	—
Steel	2,585	—	(43)	(191)	—	(464)	—	—	1,887	(191)
Utilities	1,732	1	(3)	(78)	1,083	(837)	—	(1,011)	887	(78)
Total	$11,371	$3	$(482)	$(1,160)	$12,321	$(7,178)	$2,996	$(5,021)	$12,850	$(1,178)

(c)  Securities categorized as Level 3 were valued using a single quotation obtained from a dealer. The Fund does not have access to unobservable inputs and therefore cannot disclose such inputs used in formulating such quotation.

See Notes to Financial Statements

Schedule of Investments Strategic Income Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2020:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Futures(a)
Assets	$1,158,568	$—	$—	$1,158,568
Liabilities	(26,517,656)	—	—	(26,517,656)
Forward FX Contracts(a)
Assets	—	2,863,080	—	2,863,080
Liabilities	—	(3,806,741)	—	(3,806,741)
Bond Forwards(a)
Assets	—	73,098	—	73,098
Liabilities	—	(3,771)	—	(3,771)
Swaps
Assets	—	70,100	—	70,100
Total	$(25,359,088)	$(804,234)	$—	$(26,163,322)

(a)  Futures, forward FX contracts and bond forwards are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited)
April 30, 2020

PRINCIPAL AMOUNT(a)			VALUE
U.S. Treasury Obligations 30.5%
	$1,245,000	U.S. Treasury Bill, 1.51%, due 5/28/2020	$1,244,937	(b)
	1,826,100	U.S. Treasury Note, 0.38%, due 3/31/2022	1,832,377
		Total U.S. Treasury Obligations (Cost $3,070,299)	3,077,314
Corporate Bonds 29.0%
Aerospace & Defense 1.0%
EUR	106,000	Bombardier, Inc., 6.13%, due 5/15/2021	98,266	(c)
Agriculture 1.2%
	$110,000	BAT Capital Corp., 4.91%, due 4/2/2030	123,631
Automobile Manufacturers 1.9%
	200,000	General Motors Financial Co, Inc., 5.65%, due 1/17/2029	192,140
Banks 8.9%
	200,000	Citigroup, Inc., 3.98%, due 3/20/2030	219,993	(d)
	200,000	Goldman Sachs Group, Inc., 3.81%, due 4/23/2029	215,859	(d)
	200,000	HSBC Holdings PLC, 4.95%, due 3/31/2030	236,776
	200,000	Morgan Stanley, 4.43%, due 1/23/2030	230,082	(d)
			902,710
Commercial Services 0.8%
EUR	100,000	Loxam SAS, 6.00%, due 4/15/2025	77,307	(c)
Entertainment 2.5%
EUR	125,000	LHMC Finco 2 S.a.r.l., 7.25% Cash/8.00% PIK, 7.25%, due 10/2/2025	63,696	(c)(e)
EUR	107,000	Sazka Group AS, 4.13%, due 11/20/2024	100,254	(c)
EUR	100,000	Scientific Games Int'l, Inc., 3.38%, due 2/15/2026	89,860	(c)
			253,810
Home Builders 1.7%
GBP	145,000	Miller Homes Group Holdings PLC, 5.50%, due 10/15/2024	167,477	(c)
Media 4.5%
	$100,000	Charter Communications Operating LLC/Charter Communications Operating Capital, 5.05%, due 3/30/2029	117,309
	100,000	Discovery Communications LLC, 4.13%, due 5/15/2029	105,326
	215,000	Fox Corp., 3.50%, due 4/8/2030	230,819
			453,454

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

	PRINCIPAL AMOUNT(a)		VALUE
	Oil & Gas 0.2%
		Petroleos de Venezuela SA
	$21,649	6.00%, due 5/16/2024	$812	(c)(f)
	251,399	6.00%, due 11/15/2026	9,427	(c)(f)
	362,400	5.38%, due 4/12/2027	13,590	(c)(f)
			23,829
	Pharmaceuticals 2.2%
	100,000	AbbVie, Inc., 4.25%, due 11/14/2028	115,045
	100,000	CVS Health Corp., 3.25%, due 8/15/2029	106,798
			221,843
	Pipelines 2.1%
	200,000	Kinder Morgan, Inc., 4.30%, due 3/1/2028	212,028
	Real Estate 0.9%
EUR	100,000	Summit Properties Ltd., 2.00%, due 1/31/2025	93,183	(c)
	Telecommunications 1.1%
	$100,000	AT&T, Inc., 4.35%, due 3/1/2029	112,348
		Total Corporate Bonds (Cost $3,236,484)	2,932,026
	Asset-Backed Securities 10.5%
	250,000	Ares XLV CLO Ltd., Ser. 2017-45A, Class E, (3M USD LIBOR + 6.10%), 7.32%, due 10/15/2030	175,984	(g)(h)
	500,000	Dewolf Park CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.20%), 7.42%, due 10/15/2030	344,972	(g)(h)
	250,000	Dryden 54 Senior Loan Fund, Ser. 2017-54A, Class E, (3M USD LIBOR + 6.20%), 7.34%, due 10/19/2029	174,396	(g)(h)
	300,000	Flatiron CLO Ltd., Ser. 2017-1A, Class E, (3M USD LIBOR + 6.00%), 7.69%, due 5/15/2030	202,083	(g)(h)
	250,000	Milos CLO Ltd., Ser. 2017-1A, Class ER, (3M USD LIBOR + 6.15%), 7.29%, due 10/20/2030	166,863	(g)(h)
		Total Asset-Backed Securities (Cost $1,528,625)	1,064,298
	Foreign Government Security 0.1%
	93,700	Venezuela Government International Bond, 8.25%, due 10/13/2024 (Cost $25,113)	7,496	(c)(f)
NUMBER OF SHARES
	Short-Term Investments 29.4%
	Investment Companies 29.4%
	2,967,711	State Street Institutional U.S. Government Money Market Fund Premier Class, 0.22%(i) (Cost $2,967,711)	2,967,711	(j)
		Total Investments 99.5% (Cost $10,828,232)	10,048,845
		Other Assets Less Liabilities 0.5%	52,062	(k)
		Net Assets 100.0%	$10,100,907

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

(a)  Principal amount is stated in the currency in which the security is denominated.

(b)  Rate shown was the discount rate at the date of purchase.

(c)  Security exempt from registration pursuant to Regulation S under the Securities Act of 1933, as amended. Regulation S applies to securities offerings that are made outside of the United States and do not involve directed selling efforts in the United States and as such may have restrictions on resale. Total value of all such securities at April 30, 2020 amounted to $721,368, which represents 7.1% of net assets of the Fund.

(d)  Security issued at a fixed coupon rate, which converts to a variable rate at a future date. Rate shown is the rate in effect as of period end.

(e)  Payment-in-kind (PIK) security.

(f)  Defaulted security.

(g)  Variable or floating rate security. The interest rate shown was the current rate as of April 30, 2020 and changes periodically.

(h)  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended, or are otherwise restricted and, unless registered under the Securities Act of 1933 or exempted from registration, may only be sold to qualified institutional investors or may have other restrictions on resale. At April 30, 2020, these securities amounted to $1,064,298, which represents 10.5% of net assets of the Fund.

(i)  Represents 7-day effective yield as of April 30, 2020.

(j)  All or a portion of this security is segregated in connection with obligations for forward foreign currency contracts and/or swaps with a total value of $2,967,711.

(k)  Includes the impact of the Fund's open positions in derivatives at April 30, 2020.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

POSITIONS BY COUNTRY

Country	Investments at Value	Percentage of Net Assets
United States	$5,227,004	51.8%
Cayman Islands	862,215	8.5%
United Kingdom	527,884	5.2%
Czech Republic	100,254	1.0%
Canada	98,266	1.0%
Germany	93,183	0.9%
France	77,307	0.8%
Luxembourg	63,696	0.6%
Venezuela	31,325	0.3%
Short-Term Investments and Other Assets—Net	3,019,773	29.9%
	$10,100,907	100.0%

Derivative Instruments

Futures contracts ("futures")

At April 30, 2020, the Fund did not have any open positions in futures contracts.

For the six months ended April 30, 2020, the average notional value of futures for the Fund was $67,861,277 for long positions and $(69,116,369) for short positions.

Forward foreign currency contracts ("forward FX contracts")

At April 30, 2020, open forward FX contracts for the Fund were as follows:

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
427,093	AUD	259,714	USD	GSI	7/22/2020	$18,651
307,758	AUD	188,623	USD	GSI	7/22/2020	11,963
51,195	USD	78,397	AUD	CITI	7/22/2020	99
41,958	BRL	7,648	USD	SCB	7/22/2020	28
87,841	USD	465,478	BRL	GSI	7/22/2020	2,686
6,469	USD	32,943	BRL	SSB	7/22/2020	442
71,064	CHF	73,161	USD	CITI	7/22/2020	627
49,395	CHF	50,886	USD	GSI	7/22/2020	402
42,927,379	CLP	50,470	USD	GSI	7/22/2020	1,058
1,079,912	CNY	151,844	USD	GSI	7/22/2020	530
6,168	USD	43,621	CNY	SSB	7/22/2020	13
48,196	EUR	52,247	USD	CITI	7/22/2020	654
32,767	EUR	35,580	USD	CITI	7/22/2020	386
45,627	EUR	49,715	USD	CITI	7/22/2020	366
7,584	EUR	8,238	USD	CITI	7/22/2020	86
48,961	EUR	53,289	USD	GSI	7/22/2020	452
33,188	EUR	36,376	USD	JPM	7/22/2020	52
2,343,688	EUR	2,567,871	USD	SSB	7/22/2020	4,616
55,661	EUR	60,985	USD	SSB	7/22/2020	110
20,594	EUR	22,513	USD	SSB	7/22/2020	92

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

	Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
	1,031,213	USD	938,108	EUR	SG	7/22/2020	$1,524
	6,147,265	GBP	7,738,792	USD	CITI	7/22/2020	6,184
	241,100	GBP	298,494	USD	GSI	7/22/2020	5,269
	86,684	GBP	106,358	USD	GSI	7/22/2020	2,856
	6,281	GBP	7,791	USD	GSI	7/22/2020	122
	37,164	GBP	46,319	USD	JPM	7/22/2020	504
	71,266	GBP	89,618	USD	SG	7/22/2020	171
	750,759	GBP	935,209	USD	SSB	7/22/2020	10,677
	33,064	GBP	41,187	USD	SSB	7/22/2020	470
	5,598,770	JPY	51,547	USD	CITI	7/22/2020	687
	2,381,490	JPY	21,981	USD	CITI	7/22/2020	238
	19,798,657	JPY	181,974	USD	GSI	7/22/2020	2,741
	2,644,971	JPY	24,335	USD	GSI	7/22/2020	342
	52,802	USD	5,624,001	JPY	GSI	7/22/2020	332
	31,123,394	KRW	25,627	USD	CITI	7/22/2020	28
	618,983	MXN	24,537	USD	GSI	7/22/2020	842
	593,980	MXN	24,326	USD	GSI	7/22/2020	28
	890,806	NOK	85,129	USD	GSI	7/22/2020	1,859
	90,477	NZD	54,422	USD	CITI	7/22/2020	1,052
	11,816,553	RUB	146,631	USD	GSI	7/22/2020	10,303
	1,616,606	SEK	159,231	USD	GSI	7/22/2020	6,600
	864,543	SEK	87,110	USD	GSI	7/22/2020	1,575
	484,446	SEK	49,176	USD	GSI	7/22/2020	518
	288,434	SEK	28,826	USD	SCB	7/22/2020	762
	337,765	SEK	33,901	USD	SSB	7/22/2020	747
	49,254	USD	351,684	TRY	GSI	7/22/2020	77
Total unrealized appreciation							$99,821
	50,038	USD	78,534	AUD	CITI	7/22/2020	(1,147)
	32,487	USD	52,115	AUD	CITI	7/22/2020	(1,479)
	50,178	USD	79,264	AUD	CITI	7/22/2020	(1,484)
	37,631	USD	60,077	AUD	CITI	7/22/2020	(1,525)
	51,213	USD	84,057	AUD	CITI	7/22/2020	(3,572)
	9,781	USD	15,437	AUD	GSI	7/22/2020	(280)
	29,544	USD	46,880	AUD	GSI	7/22/2020	(1,011)
	187,558	USD	307,758	AUD	SSB	7/22/2020	(13,028)
	230,662	BRL	43,790	USD	GSI	7/22/2020	(1,593)
	763,842	BRL	148,146	USD	GSI	7/22/2020	(8,409)
	150,030	BRL	29,406	USD	SCB	7/22/2020	(1,959)
	21,243	USD	117,221	BRL	CITI	7/22/2020	(201)
	35,709	USD	49,830	CAD	CITI	7/22/2020	(96)
	181,016	USD	255,779	CAD	GSI	7/22/2020	(2,776)
	53,291	USD	75,174	CAD	SCB	7/22/2020	(725)
	157,960	USD	154,005	CHF	GSI	7/22/2020	(1,947)
	94,536	USD	673,755	CNY	SCB	7/22/2020	(530)
	5,705,115	EUR	6,275,626	USD	CITI	7/22/2020	(13,558)
	888,810	EUR	987,711	USD	GSI	7/22/2020	(12,133)

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

	Currency Purchased		Currency Sold		Counterparty	Settlement Date	Net Unrealized Appreciation/ (Depreciation)
	879,394	EUR	966,785	USD	RBC	7/22/2020	$(1,541)
	200,102	USD	185,009	EUR	GSI	7/22/2020	(2,968)
	8,859,451	USD	8,077,574	EUR	GSI	7/22/2020	(6,684)
	9,178	USD	8,421	EUR	SCB	7/22/2020	(65)
	9,632	USD	8,783	EUR	SSB	7/22/2020	(8)
	25,063	USD	22,927	EUR	SSB	7/22/2020	(102)
	9,691	USD	8,931	EUR	SSB	7/22/2020	(112)
	1,614,939	USD	1,490,872	EUR	SSB	7/22/2020	(21,477)
	7,666	USD	6,247	GBP	GSI	7/22/2020	(205)
	1,856,692	USD	1,491,367	GBP	GSI	7/22/2020	(22,290)
	6,977,814	USD	5,547,122	GBP	RBC	7/22/2020	(11,039)
	6,402	USD	5,157	GBP	SSB	7/22/2020	(96)
	457,452	USD	371,315	GBP	SSB	7/22/2020	(10,370)
	1,940,474	JPY	18,176	USD	GSI	7/22/2020	(72)
	45,991	USD	4,943,611	JPY	CITI	7/22/2020	(132)
	17,853	USD	1,940,415	JPY	GSI	7/22/2020	(251)
	279,254	USD	471,211	NZD	GSI	7/22/2020	(9,659)
	629,847	PLN	153,965	USD	GSI	7/22/2020	(2,195)
	93,112	USD	392,435	PLN	GSI	7/22/2020	(1,451)
	6,930	USD	528,565	RUB	CITI	7/22/2020	(90)
	90,722	USD	7,278,464	RUB	SCB	7/22/2020	(5,942)
	25,159	USD	480,329	ZAR	RBC	7/22/2020	(558)
Total unrealized depreciation							$(164,760)
Total net unrealized depreciation							$(64,939)

For the six months ended April 30, 2020, the Fund's investments in forward FX contracts had an average notional value of $432,437,202.

At April 30, 2020, the Fund had cash collateral of $250,000 deposited in segregated accounts for Citibank, N.A. and received cash collateral of $110,000 and $230,000 from Goldman Sachs International and Royal Bank of Canada, respectively, to cover collateral requirements on over-the-counter derivatives.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

Credit default swap contracts ("credit default swaps")

At April 30, 2020, the Fund had outstanding credit default swaps as follows:

Centrally Cleared Credit Default Swaps—Sell Protection

Clearinghouse	Reference Entity	Notional Amount		Financing Rate Received by the Fund	Payment Frequency	Maturity Date	Upfront Payments/ (Receipts)	Unrealized Appreciation/ (Depreciation)	Accrued Net Interest Receivable/ (Payable)	Value
ICE CC	CDX North American High Yield Index, Ser. 33 V.3	USD	1,644,000	5.00%	3M	12/20/2024	$(102,453)	$6,526	$9,643	$(86,284)
ICE CC	CDX North American Investment Grade Index, Ser. 34 V.1	USD	1,225,000	1.00%	3M	6/20/2025	(5,930)	14,038	1,429	9,537
ICE CC	iTraxx Europe Crossover Index, Ser. 32 V.1	EUR	93,000	5.00%	3M	12/20/2024	(1,404)	2,500	595	1,691
	Total						$(109,787)	$23,064	$11,667	$(75,056)

At April 30, 2020, the Fund had $290,088 deposited in a segregated account to cover margin requirements for centrally cleared swaps.

For the six months ended April 30, 2020, the average notional value of credit default swaps was $12,235,974 for buy protection and $2,463,990 for sell protection.

Interest rate swap contracts ("interest rate swaps")

At April 30, 2020, the Fund did not have any outstanding interest rate swaps.

For the six months ended April 30, 2020, the average notional value of interest rate swaps was $9,243,754 when the Fund paid the fixed rate.

See Notes to Financial Statements

Schedule of Investments Unconstrained Bond Fund^ (Unaudited) (cont'd)

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's investments as of April 30, 2020:

Asset Valuation Inputs

	Level 1	Level 2	Level 3	Total
Investments:
U.S. Treasury Obligations	$—	$3,077,314	$—	$3,077,314
Corporate Bonds(a)	—	2,932,026	—	2,932,026
Asset-Backed Securities	—	1,064,298	—	1,064,298
Foreign Government Securities	—	7,496	—	7,496
Short-Term Investments	—	2,967,711	—	2,967,711
Total Investments	$—	$10,048,845	$—	$10,048,845

(a)  The Schedule of Investments provides information on the industry or sector categorization for the portfolio as well as a Positions by Country summary.

The following is a summary, categorized by Level (see Note A of Notes to Financial Statements), of inputs used to value the Fund's derivatives as of April 30, 2020:

Other Financial Instruments

	Level 1	Level 2	Level 3	Total
Forward FX Contracts(a)
Assets	$—	$99,821	$—	$99,821
Liabilities	—	(164,760)	—	(164,760)
Swaps
Assets	—	11,228	—	11,228
Liabilities	—	(86,284)	—	(86,284)
Total	$—	$(139,995)	$—	$(139,995)

(a)  Forward FX contracts are reported at the cumulative unrealized appreciation/(depreciation) of the instrument.

^  A balance indicated with a "—", reflects either a zero balance or an amount that rounds to less than 1.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Income Funds

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL IMPACT FUND
	April 30, 2020	April 30, 2020	April 30, 2020	April 30, 2020	April 30, 2020	April 30, 2020
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$443,888,115	$163,848,303	$146,772,690	$1,795,503,917	$107,971,643	$57,134,367
Cash	—	215,908	535,379	519,475	335,664	594,131
Foreign currency(b)	20,234	940,894	—	—	—	—
Cash collateral segregated for futures contracts (Note A)	934,545	447,759	—	—	—	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	325,995	—	—	—	—
Cash collateral segregated for over-the-counter derivatives (Note A)	—	1,480,000	—	—	—	—
Dividends and interest receivable	2,092,928	2,728,220	604,178	23,931,114	1,503,997	621,575
Receivable for securities sold	19,715,489	524,790	19,877,671	33,352,807	—	20,000
Receivable for accumulated variation margin on futures contracts (Note A)	—	29,803	—	—	—	—
Receivable from Management—net (Note B)	—	24,458	8,061	—	17,457	18,280
Receivable for Fund shares sold	318,500	427,774	161,297	830,456	20,000	—
Receivable for securities lending income (Note A)	—	101	—	48,800	—	—
Receivable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	178,811	—	—	—	—
Receivable for bond forward contracts (Note A)	—	—	—	—	—	—
Receivable for forward foreign currency contracts (Note A)	—	3,906,669	—	—	—	—
Over-the-counter swap contracts, at value(e) (Note A)	—	672,612	—	2,953,322	—	—
Prepaid expenses and other assets	62,058	29,230	27,586	89,617	39,446	19,822
Total Assets	467,031,869	175,781,327	167,986,862	1,857,229,508	109,888,207	58,408,175
Liabilities
Over-the-counter swap contracts, at value(e) (Note A)	—	1,075,889	47,574	165,219	—	—
Cash collateral segregated for centrally cleared swap contracts due to broker (Note A)	—	—	—	—	—	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	—	—	3,760,000	—	—
Cash collateral segregated for futures contracts due to broker (Note A)	—	—	—	—	—	—
Payable to investment manager—net (Note B)	59,129	75,350	66,992	674,406	36,538	12,028
Payable for securities purchased	57,730,273	601,298	15,622,512	28,702,934	543	—
Payable for Fund shares redeemed	303,561	488,979	1,195,572	3,482,007	127,937	4,916
Payable for accumulated variation margin on futures contracts (Note A)	172,462	—	—	—	—	—
Payable for bond forward contracts (Note A)	—	—	—	—	—	—
Payable for forward foreign currency contracts (Note A)	—	4,839,445	—	—	—	—
Payable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	—	—	—	—
Payable to administrator—net (Note B)	35,228	—	—	189,890	—	—
Payable to trustees	3,602	3,694	3,655	2,719	3,716	3,744
Payable for audit fees	16,857	42,175	20,339	41,673	14,396	14,371
Payable for custodian fees	29,952	55,903	69,563	77,136	16,561	14,461
Payable for legal fees	24,449	22,098	20,163	30,306	21,590	19,048
Payable for shareholder servicing fees	5,178	490	964	44,590	188	9,904
Interest payable (Note A)	—	—	142	—	—	—
Payable for loaned securities collateral (Note A)	—	547,773	—	93,525,111	—	—
Distributions payable	411,361	3,797	18,636	1,175,149	6,528	8,187
Payable for unfunded loan commitments (Note A)	—	—	9,192	—	—	—
Accrued capital gains taxes (Note A)	—	21,308	—	—	—	—
Other accrued expenses and payables	6,676	9,623	20,598	167,520	6,812	7,548
Total Liabilities	58,798,728	7,787,822	17,095,902	132,038,660	234,809	94,207
Net Assets	$408,233,141	$167,993,505	$150,890,960	$1,725,190,848	$109,653,398	$58,313,968
Net Assets consist of:
Paid-in capital	$395,220,271	$202,788,831	$201,554,427	$2,048,199,236	$120,006,845	$56,601,559
Total distributable earnings/(losses)	13,012,870	(34,795,326)	(50,663,467)	(323,008,388)	(10,353,447)	1,712,409
Net Assets	$408,233,141	$167,993,505	$150,890,960	$1,725,190,848	$109,653,398	$58,313,968
Net Assets
Investor Class	$12,667,987	$—	$—	$76,463,385	$—	$—
Trust Class	—	—	—	—	—	—
Institutional Class	370,556,044	165,619,410	137,498,922	1,068,974,247	108,354,355	58,201,581
Class A	20,410,983	1,855,400	4,717,253	17,659,726	875,289	77,300
Class C	2,535,700	518,695	8,674,785	9,515,817	423,754	35,087
Class R3	—	—	—	1,646,056	—	—
Class R6	2,062,427	—	—	550,931,617	—	—
See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	April 30, 2020	April 30, 2020	April 30, 2020	April 30, 2020	April 30, 2020
Assets
Investments in securities, at value*† (Note A)—see Schedule of Investments:
Unaffiliated issuers(a)	$202,506,694	$76,899,797	$7,423,746	$3,247,620,430	$10,048,845
Cash	40,529	321,295	84,281	525,907	106
Foreign currency(b)	—	—	—	642,442	23,043
Cash collateral segregated for futures contracts (Note A)	—	—	—	29,855,174	—
Cash collateral segregated for centrally cleared swap contracts (Note A)	—	—	—	—	290,088
Cash collateral segregated for over-the-counter derivatives (Note A)	—	—	—	10,000	250,000
Dividends and interest receivable	2,281,069	296,814	21,459	20,938,962	35,515
Receivable for securities sold	25,000	50,406	527,759	120,466,862	778,867
Receivable for accumulated variation margin on futures contracts (Note A)	—	413,880	—	—	—
Receivable from Management—net (Note B)	—	18,892	27,254	—	24,108
Receivable for Fund shares sold	57,879	94,082	—	11,118,953	—
Receivable for securities lending income (Note A)	—	297	—	17,064	—
Receivable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	—	70,100	—
Receivable for bond forward contracts (Note A)	—	—	—	73,098	—
Receivable for forward foreign currency contracts (Note A)	—	—	—	2,863,080	99,821
Over-the-counter swap contracts, at value(e) (Note A)	—	—	256,407	—	—
Prepaid expenses and other assets	43,255	59,314	15,551	104,171	36,524
Total Assets	204,954,426	78,154,777	8,356,457	3,434,306,243	11,586,917
Liabilities
Over-the-counter swap contracts, at value(e) (Note A)	—	—	—	—	—
Cash collateral segregated for centrally cleared swap contracts due to broker (Note A)	—	—	—	76,422	—
Cash collateral segregated for over-the-counter derivatives due to broker (Note A)	—	—	390,000	—	340,000
Cash collateral segregated for futures contracts due to broker (Note A)	—	99,569	—	—	—
Payable to investment manager—net (Note B)	23,616	10,642	2,007	833,467	3,703
Payable for securities purchased	1,890,158	1,471,295	—	768,581,670	779,687
Payable for Fund shares redeemed	31,902	29,108	605	7,805,514	2,278
Payable for accumulated variation margin on futures contracts (Note A)	—	—	—	25,359,088	—
Payable for bond forward contracts (Note A)	—	—	—	3,771	—
Payable for forward foreign currency contracts (Note A)	—	—	—	3,806,741	164,760
Payable for accumulated variation margin on centrally cleared swap contracts(c)(d) (Note A)	—	—	—	—	75,056
Payable to administrator—net (Note B)	800	—	—	374,863	—
Payable to trustees	3,678	3,732	3,754	2,456	3,748
Payable for audit fees	38,528	39,698	15,614	46,632	43,532
Payable for custodian fees	18,333	17,518	27,327	132,724	45,209
Payable for legal fees	11,850	8,964	11,074	20,801	20,978
Payable for shareholder servicing fees	2,124	5,821	273	10,314	140
Interest payable (Note A)	—	—	—	—	—
Payable for loaned securities collateral (Note A)	—	318,758	—	42,479,725	—
Distributions payable	344,774	3,415	13	1,446,962	154
Payable for unfunded loan commitments (Note A)	—	—	—	21,559	—
Accrued capital gains taxes (Note A)	—	—	—	—	—
Other accrued expenses and payables	14,131	8,170	6,115	173,853	6,765
Total Liabilities	2,379,894	2,016,690	456,782	851,176,562	1,486,010
Net Assets	$202,574,532	$76,138,087	$7,899,675	$2,583,129,681	$10,100,907
Net Assets consist of:
Paid-in capital	$203,266,719	$84,946,370	$27,399,760	$2,830,805,006	$29,470,332
Total distributable earnings/(losses)	(692,187)	(8,808,283)	(19,500,085)	(247,675,325)	(19,369,425)
Net Assets	$202,574,532	$76,138,087	$7,899,675	$2,583,129,681	$10,100,907
Net Assets
Investor Class	$12,387,388	$20,558,099	$—	$—	$—
Trust Class	—	2,109,063	—	8,324,422	—
Institutional Class	185,916,641	50,913,206	6,305,361	2,095,492,614	3,769,035
Class A	1,727,195	924,530	835,886	106,718,841	622,733
Class C	2,543,308	1,633,189	758,428	85,125,909	25,256
Class R3	—	—	—	—	—
Class R6	—	—	—	287,467,895	5,683,883

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL IMPACT FUND
	April 30, 2020	April 30, 2020	April 30, 2020	April 30, 2020	April 30, 2020	April 30, 2020
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,180,966	—	—	9,943,264	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	34,473,708	22,011,669	15,826,079	138,808,269	11,356,074	3,366,221
Class A	1,905,389	246,863	542,969	2,296,743	91,799	4,469
Class C	236,435	68,991	998,644	1,235,252	44,397	2,029
Class R3	—	—	—	213,806	—	—
Class R6	191,852	—	—	71,520,014	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$10.73	$—	$—	$7.69	$—	$—
Trust Class	—	—	—	—	—	—
Institutional Class	10.75	7.52	8.69	7.70	9.54	17.29
Class R3	—	—	—	7.70	—	—
Class R6	10.75	—	—	7.70	—	—
Net Asset Value and redemption price per share
Class A	$10.71	$7.52	$8.69	$7.69	$9.53	$17.30
Offering Price per share
Class A‡	$11.19	$7.85	$9.08	$8.03	$9.95	$18.07
Net Asset Value and offering price per share
Class C^	$10.72	$7.52	$8.69	$7.70	$9.54	$17.30
†Securities on loan, at value:
Unaffiliated issuers	$—	$539,126	$—	$92,211,979	$—	$—
*Cost of Investments:
(a) Unaffiliated issuers	$434,034,760	$184,157,581	$168,102,404	$1,879,754,511	$115,639,422	$55,337,363
(b) Total cost of foreign currency	$20,825	$1,059,938	$—	$—	$—	$—
(c) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—	$—	$—
(d) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$—	$—	$—
(e) Unamortized upfront receipts on over-the-counter swap contracts	$—	$(460,487)	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	April 30, 2020	April 30, 2020	April 30, 2020	April 30, 2020	April 30, 2020
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	1,074,542	2,766,149	—	—	—
Trust Class	—	297,691	—	811,477	—
Institutional Class	16,142,334	6,855,497	823,195	204,191,952	499,872
Class A	150,093	130,618	108,988	10,387,966	82,537
Class C	220,883	230,623	99,036	8,295,881	3,349
Class R3	—	—	—	—	—
Class R6	—	—	—	28,034,725	753,295
Net Asset Value, offering and redemption price per share
Investor Class	$11.53	$7.43	$—	$—	$—
Trust Class	—	7.08	—	10.26	—
Institutional Class	11.52	7.43	7.66	10.26	7.54
Class R3	—	—	—	—	—
Class R6	—	—	—	10.25	7.55
Net Asset Value and redemption price per share
Class A	$11.51	$7.08	$7.67	$10.27	$7.54
Offering Price per share
Class A‡	$12.02	$7.26	$8.01	$10.73	$7.87
Net Asset Value and offering price per share
Class C^	$11.51	$7.08	$7.66	$10.26	$7.54
†Securities on loan, at value:
Unaffiliated issuers	$—	$315,239	$—	$41,741,031	$—
*Cost of Investments:
(a) Unaffiliated issuers	$203,143,928	$80,163,986	$7,404,442	$3,351,192,275	$10,828,232
(b) Total cost of foreign currency	$—	$—	$—	$629,546	$22,681
(c) Unamortized upfront receipts on centrally cleared swap contracts	$—	$—	$—	$—	$(109,787)
(d) Unamortized upfront payments on centrally cleared swap contracts	$—	$—	$—	$65,080	$—
(e) Unamortized upfront receipts on over-the-counter swap contracts	$—	$—	$—	$—	$—

Statements of Operations (Unaudited)

Neuberger Berman Income Funds

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL IMPACT FUND
	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$6,325,265	$4,985,636	$5,895,884	$62,929,598	$1,935,666	$626,084
Dividend income—unaffiliated issuers	—	—	6,149	—	—	—
Income from securities loaned—net	—	111	—	62,410	—	—
Foreign taxes withheld	—	(62,008)	(315)	—	—	—
Total income	$6,325,265	$4,923,739	$5,901,718	$62,992,008	$1,935,666	$626,084
Expenses:
Investment management fees (Note B)	395,986	477,951	547,450	5,159,043	247,682	73,727
Administration fees (Note B):
Investor Class	15,500	—	—	109,814	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	260,573	127,970	152,042	999,379	91,810	44,156
Class A	23,274	3,734	7,775	28,546	1,277	106
Class C	2,894	549	14,172	14,699	649	39
Class R3	—	—	—	2,953	—	—
Class R6	649	—	—	175,383	—	—
Distribution fees (Note B):
Investor Class	14,352	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Class A	21,550	3,458	7,199	26,432	1,182	98
Class C	10,717	2,035	52,489	54,439	2,405	145
Class R3	—	—	—	5,468	—	—
Shareholder servicing agent fees:
Investor Class	10,024	—	—	18,789	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	2,235	885	691	7,827	141	23,718
Class A	587	300	993	5,998	298	48
Class C	94	28	237	752	25	48
Class R3	—	—	—	380	—	—
Class R6	22	—	—	3,523	—	—
Audit fees	16,857	29,939	20,339	31,972	14,396	14,371
Custodian and accounting fees	79,467	148,598	164,923	208,119	45,177	39,244
Insurance	5,877	2,935	5,284	39,745	1,376	893
Legal fees	32,760	30,409	28,600	16,662	29,901	27,359
Registration and filing fees	60,549	29,023	27,348	95,696	31,288	23,938
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	1,067	—	—
Shareholder reports	13,833	4,420	3,881	137,548	3,203	4,203
Trustees' fees and expenses	25,954	25,954	25,954	25,954	25,954	25,954
Interest	166	7,649	—	3,227	1,183	315
Miscellaneous	11,564	5,882	7,370	56,248	4,494	3,201
Total expenses	1,005,484	901,719	1,066,747	7,229,663	502,441	281,563
Expenses reimbursed by Management (Note B)	(153,978)	(206,365)	(227,535)	—	(185,410)	(153,251)
Total net expenses	851,506	695,354	839,212	7,229,663	317,031	128,312
Net investment income/(loss)	$5,473,759	$4,228,385	$5,062,506	$55,762,345	$1,618,635	$497,772

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020
Investment Income:
Income (Note A):
Interest and other income—unaffiliated issuers	$1,576,500	$1,448,392	$593,575	$60,815,043	$573,157
Dividend income—unaffiliated issuers	—	—	—	368	56,713
Income from securities loaned—net	—	297	8	23,030	—
Foreign taxes withheld	—	—	—	(45,094)	—
Total income	$1,576,500	$1,448,689	$593,583	$60,793,347	$629,870
Expenses:
Investment management fees (Note B)	143,654	78,610	58,739	5,656,649	83,288
Administration fees (Note B):
Investor Class	17,721	28,710	—	—	—
Trust Class	—	4,899	—	17,468	—
Institutional Class	140,792	42,940	17,921	1,738,026	7,696
Class A	2,444	1,069	1,638	150,793	732
Class C	3,457	1,910	1,346	127,551	37
Class R3	—	—	—	—	—
Class R6	—	—	—	74,011	6,546
Distribution fees (Note B):
Investor Class	—	—	—	—	—
Trust Class	—	—	—	4,367	—
Class A	2,263	989	1,517	139,623	678
Class C	12,805	7,075	4,986	472,412	138
Class R3	—	—	—	—	—
Shareholder servicing agent fees:
Investor Class	4,774	13,418	—	—	—
Trust Class	—	211	—	2,567	—
Institutional Class	415	194	279	6,800	77
Class A	121	122	328	7,949	141
Class C	95	97	86	1,605	11
Class R3	—	—	—	—	—
Class R6	—	—	—	2,263	65
Audit fees	28,828	29,997	15,614	34,396	31,296
Custodian and accounting fees	49,169	48,700	72,599	388,786	84,993
Insurance	3,088	1,450	919	41,847	1,397
Legal fees	30,446	27,923	29,834	29,112	29,290
Registration and filing fees	35,091	47,540	24,647	89,063	32,339
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	1,044	—
Shareholder reports	6,589	4,426	751	115,740	1,794
Trustees' fees and expenses	25,954	25,954	25,954	25,954	25,954
Interest	505	1,142	102	3,875	167
Miscellaneous	6,828	5,491	2,603	75,808	3,872
Total expenses	515,039	372,867	259,863	9,207,709	310,511
Expenses reimbursed by Management (Note B)	(176,181)	(181,309)	(153,571)	(201,501)	(200,842)
Total net expenses	338,858	191,558	106,292	9,006,208	109,669
Net investment income/(loss)	$1,237,642	$1,257,131	$487,291	$51,787,139	$520,201

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Income Funds (cont'd)

	CORE BOND FUND	EMERGING MARKETS DEBT FUND	FLOATING RATE INCOME FUND	HIGH INCOME BOND FUND	MUNICIPAL HIGH INCOME FUND	MUNICIPAL IMPACT FUND
	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	8,322,889	(5,233,357)*	(6,370,870)	(90,456,789)	(1,031,468)	(17,485)
Settlement of bond forward contracts	—	—	—	—	—	—
Settlement of forward foreign currency contracts	—	(1,965,849)	—	—	—	—
Settlement of foreign currency transactions	—	61,973	—	—	—	—
Expiration or closing of futures contracts	140,075	198,719	—	—	—	—
Expiration or closing of swap contracts	—	739,650	1,370	1,359,013	—	—
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	(71,979)	(19,423,220)**	(14,922,179)	(130,304,496)	(11,119,421)	(803,009)
Unfunded loan commitments	—	—	(9,504)	—	—	—
Forward foreign currency contracts	—	(1,093,505)	—	—	—	—
Bond forward contracts	—	—	—	—	—	—
Foreign currency translations	21,442	(236,171)	—	—	—	—
Futures contracts	(44,146)	(191,375)	—	—	—	—
Swap contracts	—	(205,111)	(47,574)	2,788,103	—	—
Net gain/(loss) on investments	8,368,281	(27,348,246)	(21,348,757)	(216,614,169)	(12,150,889)	(820,494)
Net increase/(decrease) in net assets resulting from operations	$13,842,040	$(23,119,861)	$(16,286,251)	$(160,851,824)	$(10,532,254)	$(322,722)

*  Net of foreign capital gains tax of $8,743.

**  Change in accrued foreign capital gains tax amounted to $59,012 for Emerging Markets Debt Fund and $2,654 for Strategic Income Fund.

See Notes to Financial Statements

	MUNICIPAL INTERMEDIATE BOND FUND	SHORT DURATION BOND FUND	SHORT DURATION HIGH INCOME FUND	STRATEGIC INCOME FUND	UNCONSTRAINED BOND FUND
	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020	For the Six Months Ended April 30, 2020
Realized and Unrealized Gain/(Loss) on Investments (Note A):
Net realized gain/(loss) on:
Transactions in investment securities of unaffiliated issuers	684,242	(762,344)	(4,369,906)	15,822,500	(5,889,414)
Settlement of bond forward contracts	—	—	—	1,819,413	—
Settlement of forward foreign currency contracts	—	—	—	(5,791,373)	(315,106)
Settlement of foreign currency transactions	—	—	—	(235,124)	265,259
Expiration or closing of futures contracts	—	(285,838)	—	(28,728,598)	(705,941)
Expiration or closing of swap contracts	—	—	(25,009)	761,497	1,338,703
Change in net unrealized appreciation/ (depreciation) in value of:
Investment securities of unaffiliated issuers	(7,779,875)	(3,294,022)	(211,576)	(158,344,586)**	(221,297)
Unfunded loan commitments	—	—	—	(21,559)	—
Forward foreign currency contracts	—	—	—	(1,637,727)	496,054
Bond forward contracts	—	—	—	120,632	—
Foreign currency translations	—	—	—	102,098	(56,998)
Futures contracts	—	456,021	—	(30,845,881)	(647,735)
Swap contracts	—	—	256,407	5,020	87,024
Net gain/(loss) on investments	(7,095,633)	(3,886,183)	(4,350,084)	(206,973,688)	(5,649,451)
Net increase/(decrease) in net assets resulting from operations	$(5,857,991)	$(2,629,052)	$(3,862,793)	$(155,186,549)	$(5,129,250)

Statements of Changes in Net Assets

Neuberger Berman Income Funds

	CORE BOND FUND		EMERGING MARKETS DEBT FUND		FLOATING RATE INCOME FUND
	Six Months Ended April 30, 2020 (Unaudited)	Fiscal Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Fiscal Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Fiscal Year Ended October 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$5,473,759	$11,068,052	$4,228,385	$10,599,108	$5,062,506	$14,484,379
Net realized gain/(loss) on investments	8,462,964	4,361,907	(6,198,864)	(4,170,676)	(6,369,500)	(6,302,285)
Change in net unrealized appreciation/ (depreciation) of investments	(94,683)	24,451,494	(21,149,382)	18,523,009	(14,979,257)	(3,710,421)
Net increase/(decrease) in net assets resulting from operations	13,842,040	39,881,453	(23,119,861)	24,951,441	(16,286,251)	4,471,673
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(174,920)	(253,152)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(5,981,826)	(9,630,153)	(4,153,387)	(6,084,654)	(4,750,504)	(13,480,972)
Class A	(262,659)	(467,959)	(62,054)	(197,926)	(124,785)	(443,114)
Class C	(24,677)	(37,340)	(7,751)	(8,401)	(188,329)	(573,832)
Class R3	—	—	—	—	—	—
Class R6	(45,681)	(6,292)	—	—	—	—
Tax return of capital:
Investor Class	—	(59,291)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	(1,949,134)	—	(3,945,557)	—	—
Class A	—	(109,931)	—	(145,583)	—	—
Class C	—	(12,718)	—	(8,381)	—	—
Class R6	—	(1,614)	—	—	—	—
Total distributions to shareholders	(6,489,763)	(12,527,584)	(4,223,192)	(10,390,502)	(5,063,618)	(14,497,918)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	2,064,831	1,324,925	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	93,334,082	118,807,560	93,743,488	61,315,025	30,589,976	152,168,862
Class A	5,539,829	5,550,368	272,889	2,131,472	521,642	1,582,981
Class C	824,460	711,546	281,277	25,299	159,555	265,956
Class R3	—	—	—	—	—	—
Class R6	217,062	3,385,955	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	159,291	284,777	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	3,695,949	7,105,915	4,098,421	9,941,289	4,681,081	13,208,218
Class A	235,898	533,687	58,273	335,922	103,325	353,838
Class C	16,643	35,723	7,206	14,419	121,977	384,090
Class R3	—	—	—	—	—	—
Class R6	847	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(1,149,464)	(828,003)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(65,438,477)	(192,017,094)	(63,795,409)	(121,706,299)	(84,686,648)	(282,893,763)
Class A	(5,075,370)	(6,381,585)	(1,368,086)	(8,506,123)	(1,946,375)	(15,217,548)
Class C	(552,272)	(928,780)	(50,833)	(188,106)	(2,246,100)	(5,310,584)
Class R3	—	—	—	—	—	—
Class R6	(1,559,568)	(4,283)	—	—	—	—
Net increase/(decrease) from Fund share transactions	32,313,741	(62,419,289)	33,247,226	(56,637,102)	(52,701,567)	(135,457,950)
Net Increase/(Decrease) in Net Assets	39,666,018	(35,065,420)	5,904,173	(42,076,163)	(74,051,436)	(145,484,195)
Net Assets:
Beginning of period	368,567,123	403,632,543	162,089,332	204,165,495	224,942,396	370,426,591
End of period	$408,233,141	$368,567,123	$167,993,505	$162,089,332	$150,890,960	$224,942,396

See Notes to Financial Statements

	HIGH INCOME BOND FUND		MUNICIPAL HIGH INCOME FUND		MUNICIPAL IMPACT FUND
	Six Months Ended April 30, 2020 (Unaudited)	Fiscal Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Fiscal Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Fiscal Year Ended October 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$55,762,345	$125,770,466	$1,618,635	$3,222,739	$497,772	$1,373,564
Net realized gain/(loss) on investments	(89,097,776)	(21,842,323)	(1,031,468)	206,883	(17,485)	263,062
Change in net unrealized appreciation/ (depreciation) of investments	(127,516,393)	68,454,711	(11,119,421)	4,734,468	(803,009)	3,126,668
Net increase/(decrease) in net assets resulting from operations	(160,851,824)	172,382,854	(10,532,254)	8,164,090	(322,722)	4,763,294
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(2,123,182)	(4,874,294)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(35,674,652)	(79,294,224)	(2,051,069)	(3,177,326)	(948,575)	(1,372,101)
Class A	(518,663)	(1,734,014)	(14,107)	(32,234)	(1,117)	(1,135)
Class C	(231,132)	(627,957)	(5,368)	(12,732)	(290)	(328)
Class R3	(51,447)	(199,809)	—	—	—	—
Class R6	(19,166,699)	(38,976,423)	—	—	—	—
Tax return of capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(57,765,775)	(125,706,721)	(2,070,544)	(3,222,292)	(949,982)	(1,373,564)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	5,490,626	5,550,693	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	268,304,009	1,098,520,829	12,711,331	49,388,141	1,223,125	6,390,443
Class A	20,257,203	72,800,536	73,009	1,520,083	—	51,600
Class C	114,979	639,343	33,000	402,974	13,625	—
Class R3	217,665	2,148,689	—	—	—	—
Class R6	55,622,167	184,071,040	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	1,994,957	4,590,454	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	28,400,993	62,063,355	2,043,718	3,177,326	881,916	1,252,176
Class A	442,099	1,529,427	9,764	23,380	747	610
Class C	130,639	379,715	5,073	12,119	16	—
Class R3	48,078	186,999	—	—	—	—
Class R6	18,165,446	38,201,120	—	—	—	—
Payments for shares redeemed:
Investor Class	(9,007,462)	(19,317,111)	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	(572,023,908)	(922,417,021)	(16,646,708)	(22,364,490)	(1,629,317)	(4,338,660)
Class A	(26,437,235)	(86,983,742)	(232,584)	(1,305,985)	(709)	(563)
Class C	(1,614,501)	(5,313,543)	(218,106)	(253,812)	(5,000)	—
Class R3	(2,644,263)	(1,720,932)	—	—	—	—
Class R6	(190,146,235)	(200,607,639)	—	—	—	—
Net increase/(decrease) from Fund share transactions	(402,684,743)	234,322,212	(2,221,503)	30,599,736	484,403	3,355,606
Net Increase/(Decrease) in Net Assets	(621,302,342)	280,998,345	(14,824,301)	35,541,534	(788,301)	6,745,336
Net Assets:
Beginning of period	2,346,493,190	2,065,494,845	124,477,699	88,936,165	59,102,269	52,356,933
End of period	$1,725,190,848	$2,346,493,190	$109,653,398	$124,477,699	$58,313,968	$59,102,269

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Income Funds

	MUNICIPAL INTERMEDIATE BOND FUND		SHORT DURATION BOND FUND		SHORT DURATION HIGH INCOME FUND
	Six Months Ended April 30, 2020 (Unaudited)	Fiscal Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Fiscal Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Fiscal Year Ended October 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$1,237,642	$5,119,352	$1,257,131	$2,027,253	$487,291	$2,334,839
Net realized gain/(loss) on investments	684,242	706,336	(1,048,182)	975,193	(4,394,915)	(582,620)
Change in net unrealized appreciation/ (depreciation) of investments	(7,779,875)	11,202,697	(2,838,001)	958,175	44,831	1,280,941
Net increase/(decrease) in net assets resulting from operations	(5,857,991)	17,028,385	(2,629,052)	3,960,621	(3,862,793)	3,033,160
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	(186,199)	(341,134)	(337,168)	(543,998)	—	—
Trust Class	—	—	(30,118)	(46,548)	—	—
Institutional Class	(2,799,667)	(5,025,234)	(964,212)	(1,668,703)	(492,970)	(2,255,053)
Class A	(23,791)	(97,963)	(11,861)	(38,076)	(21,320)	(43,541)
Class C	(23,890)	(48,880)	(15,933)	(21,580)	(13,768)	(38,238)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Tax return of capital:
Investor Class	—	—	—	—	—	—
Trust Class	—	—	—	—	—	—
Institutional Class	—	—	—	—	—	—
Class A	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Total distributions to shareholders	(3,033,547)	(5,513,211)	(1,359,292)	(2,318,905)	(528,058)	(2,336,832)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	1,515,713	2,673,297	845,193	2,295,757	—	—
Trust Class	—	—	347,580	173,455	—	—
Institutional Class	25,628,580	26,733,857	10,715,450	34,487,723	4,648,414	10,524,818
Class A	264,114	213,843	395,001	3,626,142	400,661	220,766
Class C	204,029	218,268	461,362	595,261	75,000	302,430
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	153,793	282,271	320,088	513,869	—	—
Trust Class	—	—	30,080	46,494	—	—
Institutional Class	585,401	784,427	964,212	1,668,558	487,884	2,122,723
Class A	17,319	87,409	10,002	35,328	20,915	43,279
Class C	14,717	31,588	12,846	16,880	13,363	37,079
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	(1,958,510)	(3,198,034)	(1,423,259)	(2,272,690)	—	—
Trust Class	—	—	(133,565)	(366,026)	—	—
Institutional Class	(14,446,168)	(59,849,074)	(14,320,803)	(35,639,765)	(23,428,255)	(63,190,184)
Class A	(314,186)	(5,275,378)	(221,154)	(4,373,616)	(406,343)	(269,884)
Class C	(196,351)	(1,034,366)	(154,470)	(430,313)	(157,538)	(294,682)
Class R3	—	—	—	—	—	—
Class R6	—	—	—	—	—	—
Net increase/(decrease) from Fund share transactions	11,468,451	(38,331,892)	(2,151,437)	377,057	(18,345,899)	(50,503,655)
Net Increase/(Decrease) in Net Assets	2,576,913	(26,816,718)	(6,139,781)	2,018,773	(22,736,750)	(49,807,327)
Net Assets:
Beginning of period	199,997,619	226,814,337	82,277,868	80,259,095	30,636,425	80,443,752
End of period	$202,574,532	$199,997,619	$76,138,087	$82,277,868	$7,899,675	$30,636,425

See Notes to Financial Statements

	STRATEGIC INCOME FUND		UNCONSTRAINED BOND FUND
	Six Months Ended April 30, 2020 (Unaudited)	Fiscal Year Ended October 31, 2019	Six Months Ended April 30, 2020 (Unaudited)	Fiscal Year Ended October 31, 2019
Increase/(Decrease) in Net Assets:
From Operations (Note A):
Net investment income/(loss)	$51,787,139	$103,364,207	$520,201	$2,925,118
Net realized gain/(loss) on investments	(16,351,685)	(47,818,066)	(5,306,499)	(6,529,405)
Change in net unrealized appreciation/ (depreciation) of investments	(190,622,003)	146,197,897	(342,952)	1,872,047
Net increase/(decrease) in net assets resulting from operations	(155,186,549)	201,744,038	(5,129,250)	(1,732,240)
Distributions to Shareholders From (Note A):
Distributable earnings:
Investor Class	—	—	—	—
Trust Class	(164,717)	(352,311)	—	—
Institutional Class	(47,545,811)	(79,965,455)	(136,223)	(882,144)
Class A	(2,071,928)	(3,745,676)	(5,660)	(2,959)
Class C	(1,418,045)	(2,800,544)	(199)	(419)
Class R3	—	—	—	—
Class R6	(6,234,918)	(11,106,490)	(341,612)	(1,447,692)
Tax return of capital:
Investor Class	—	—	—	—
Trust Class	—	(56,210)	—	—
Institutional Class	—	(11,550,914)	—	(285,343)
Class A	—	(609,707)	—	(1,380)
Class C	—	(577,578)	—	(260)
Class R6	—	(1,563,839)	—	(486,767)
Total distributions to shareholders	(57,435,419)	(112,328,724)	(483,694)	(3,106,964)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—
Trust Class	1,712,304	2,901,774	—	—
Institutional Class	474,915,809	879,370,988	791,834	11,948,133
Class A	31,862,423	60,999,530	697,060	85,233
Class C	8,031,346	14,049,457	1,200	2,408
Class R3	—	—	—	—
Class R6	26,360,981	79,664,923	70,841	527,659
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—
Trust Class	156,874	378,573	—	—
Institutional Class	39,192,197	72,400,190	136,223	1,157,053
Class A	1,474,167	3,427,640	4,759	1,256
Class C	1,098,755	2,600,637	42	98
Class R3	—	—	—	—
Class R6	6,220,143	12,641,352	340,792	1,933,596
Payments for shares redeemed:
Investor Class	—	—	—	—
Trust Class	(1,412,181)	(14,409,674)	—	—
Institutional Class	(598,180,683)	(886,525,556)	(17,560,448)	(33,856,766)
Class A	(33,537,325)	(114,938,262)	(110,155)	(309,224)
Class C	(17,946,219)	(42,130,513)	(29)	(8)
Class R3	—	—	—	—
Class R6	(25,760,525)	(149,256,458)	(21,828,287)	(21,998,104)
Net increase/(decrease) from Fund share transactions	(85,811,934)	(78,825,399)	(37,456,168)	(40,508,666)
Net Increase/(Decrease) in Net Assets	(298,433,902)	10,589,915	(43,069,112)	(45,347,870)
Net Assets:
Beginning of period	2,881,563,583	2,870,973,668	53,170,019	98,517,889
End of period	$2,583,129,681	$2,881,563,583	$10,100,907	$53,170,019

Notes to Financial Statements Income Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Income Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. Each of Neuberger Berman Core Bond Fund ("Core Bond"), Neuberger Berman Emerging Markets Debt Fund ("Emerging Markets Debt"), Neuberger Berman Floating Rate Income Fund ("Floating Rate Income"), Neuberger Berman High Income Bond Fund ("High Income"), Neuberger Berman Municipal High Income Fund ("Municipal High Income"), Neuberger Berman Municipal Impact Fund ("Municipal Impact"), Neuberger Berman Municipal Intermediate Bond Fund ("Municipal Intermediate Bond"), Neuberger Berman Short Duration Bond Fund ("Short Duration"), Neuberger Berman Short Duration High Income Fund ("Short Duration High Income"), Neuberger Berman Strategic Income Fund ("Strategic Income") and Neuberger Berman Unconstrained Bond Fund ("Unconstrained Bond") (each individually a "Fund," and collectively, the "Funds") is a separate operating series of the Trust. Each Fund (except Emerging Markets Debt) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Unconstrained Bond became diversified in December 2017). Additionally, Municipal Impact became diversified in June 2018 in connection with its investment strategy change. Four Funds offer Investor Class shares, two offer Trust Class shares, eleven offer Institutional Class shares, eleven offer Class A shares, eleven offer Class C shares, one offers Class R3 shares and four offer Class R6 shares. The Trust's Board of Trustees (the "Board") may establish additional series or classes of shares without the approval of shareholders.

A balance indicated with a "—", reflects either a zero balance or a balance that rounds to less than 1.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC") Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Neuberger Berman Investment Advisers LLC ("Management" or "NBIA") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: In accordance with ASC 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of the Funds are carried at the value that Management believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant Management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities and exchange-traded funds ("ETFs"), for which market quotations are readily available, is generally determined by Management by obtaining valuations from independent pricing services based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern Time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no sale of a security on a particular day, the independent pricing services may value the security based on market quotations.

The value of the Funds' investments in debt securities is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations, or if quotations are not available, by methods which include various considerations based on security type (generally Level 2 inputs). In addition to the consideration of yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions, the following is a description of other Level 2 inputs and related valuation techniques used by independent pricing services to value certain types of debt securities held by the Funds:

Corporate Bonds. Inputs used to value corporate debt securities generally include relative credit information, observed market movements, sector news, U.S. Treasury yield curve or relevant benchmark curve, and other market information, which may include benchmark yield curves, reported trades, broker-dealer quotes, issuer spreads, comparable securities, and reference data, such as market research publications, when available ("Other Market Information").

Convertible Bonds. Inputs used to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information, which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

U.S. Treasury Obligations. Inputs used to value U.S. Treasury securities generally include quotes from several inter-dealer brokers and Other Market Information.

U.S. Government Agency Securities. Inputs used to value U.S. Government Agency securities generally include obtaining benchmark quotes and Other Market Information.

Asset-Backed Securities and Mortgage-Backed Securities. Inputs used to value asset-backed securities and mortgage-backed securities generally include models that consider a number of factors, which may include the following: prepayment speeds, cash flows, spread adjustments and Other Market Information.

High Yield Securities. Inputs used to value high yield securities generally include a number of observations of equity and credit default swap curves related to the issuer and Other Market Information.

Municipal Debt Securities. Inputs used to value municipal debt securities include current trades, bid-wanted lists (which informs the market that a holder is interested in selling a position and that offers will be considered), offerings, general information on market movement, direction, trends, and specific data on specialty issues.

Emerging Markets Debt and Foreign Government Securities. Inputs used to value emerging markets debt and foreign government securities generally include dealer quotes, bond market activity, discounted cash flow models, and other relevant information such as credit spreads, benchmark curves and Other Market Information.

The value of forward foreign currency contracts ("forward FX contracts") is determined by Management by obtaining valuations from independent pricing services based on actual traded currency rates on independent pricing services' networks, along with other traded and quoted currency rates provided to the pricing services by leading market participants (Level 2 inputs).

The value of loan assignments is determined by Management primarily by obtaining valuations from independent pricing services based on broker quotes (generally Level 2 or Level 3 inputs depending on the number of quotes available).

The value of futures contracts is determined by Management by obtaining valuations from independent pricing services at the settlement price at the market close (Level 1 inputs).

The value of bond forward contracts ("bond forwards") is determined by Management by obtaining valuations from independent pricing services using a model that considers the current price of the underlying bond and the forward curve (Level 2 inputs).

The value of interest rate swaps is determined by Management primarily by obtaining valuations from independent pricing services based on references to the underlying rates including the local overnight index swap rate and the respective interbank offered forward rate to produce the daily price. The present value is calculated based off of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (generally Level 2 inputs).

The value of credit default swaps is determined by Management by obtaining valuations from independent pricing services using a model that considers a number of factors, which may include default probabilities, credit curves, recovery rates and cash flows (Level 2 inputs).

The value of total return swaps is determined by Management by obtaining valuations from independent pricing services using the underlying asset and stated benchmark interest rate (Level 2 inputs).

The value of cross currency swaps is determined by Management by obtaining valuations from independent pricing services based on present value of expected cash flows based on swap parameters along with reference to the underlying yield curve and reference rate (Level 2 inputs).

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Investments in non-exchange traded investment companies are valued using the respective fund's daily calculated net asset value ("NAV") per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, securities within the same industry with recent highly correlated performance, trading in futures or American Depositary Receipts and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are normally translated from the local currency into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern Time on days the New York Stock Exchange ("NYSE") is open for business. The Board has approved the use of ICE Data Pricing & Reference Data LLC ("ICE") to evaluate the prices of foreign debt securities as of the time as of which a Fund's share price is calculated. ICE utilizes benchmark spread and yield curves and evaluates available market activity from the local close to the time as of which a Fund's share price is calculated (Level 2 inputs) to assist in determining prices for certain foreign debt securities. In the absence of precise information about the market values of these foreign securities as of the time as of which a Fund's share price is calculated, the Board has determined on the basis of available data that prices adjusted or evaluated in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

3  Foreign currency translations: Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond may invest in foreign securities denominated in foreign currencies. The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are normally translated into U.S. dollars using the exchange rate as of 4:00 p.m. Eastern Time, on days the NYSE is open for business, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain/(loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as a Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund to continue to qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of April 30, 2020, the Funds did not have any unrecognized tax positions.

For federal income tax purposes, the estimated cost and unrealized appreciation/(depreciation) in value of investments held at April 30, 2020 were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Core Bond	$434,232,376	$20,310,216	$10,698,623	$9,611,593
Emerging Markets Debt	185,432,110	8,475,575	30,480,261	(22,004,686)
Floating Rate Income	168,220,305	34,715	21,477,877	(21,443,162)
High Income	1,882,548,752	30,728,726	114,985,458	(84,256,732)
Municipal High Income	115,388,675	724,716	8,141,748	(7,417,032)
Municipal Impact	55,225,165	1,999,595	90,393	1,909,202
Municipal Intermediate Bond	202,030,280	4,728,257	4,251,843	476,414
Short Duration	80,323,194	852,255	3,819,633	(2,967,378)
Short Duration High Income	7,459,083	227,039	5,969	221,070
Strategic Income	3,356,973,903	68,462,795	210,261,671	(141,798,876)
Unconstrained Bond	10,792,048	275,600	1,116,784	(841,184)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

Any permanent differences resulting from different book and tax treatment are reclassified at year-end and have no impact on net income, NAV or NAV per share of the Funds. For the year ended October 31, 2019, the Funds recorded the following permanent reclassifications primarily related to one or more of the following: gains (losses) & tax adjustments on securities redeemed in kind; adjustments to the prior period accumulated balances, distribution in excess and expiration of capital loss carryforwards. For the year ended October 31, 2019, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Total Distributable Earnings/(Losses)
Core Bond	$—	$—
Emerging Markets Debt	(61,268)	61,268
Floating Rate Income	(835,287)	835,287
High Income	—	—
Municipal High Income	(259,704)	259,704
Municipal Impact	(156,098)	156,098
Municipal Intermediate Bond	(351,020)	351,020
Short Duration	(1,276,932)	1,276,932
Short Duration High Income	—	—
Strategic Income	(1,794,895)	1,794,895
Unconstrained Bond	—	—

The tax character of distributions paid during the years ended October 31, 2019, and October 31, 2018, was as follows:

	Distributions Paid From:
	Taxable Income		Tax-Exempt Income		Long-Term Capital Gain		Return of Capital		Total
	2019	2018	2019	2018	2019	2018	2019	2018	2019	2018
Core Bond	$10,394,896	$10,267,476	$—	$—	$—	$—	$2,132,688	$1,209,987	$12,527,584	$11,477,463
Emerging Markets Debt	6,290,981	7,317,963	—	—	—	—	4,099,521	4,140,579	10,390,502	11,458,542
Floating Rate Income	14,497,918	15,303,326	—	—	—	—	—	—	14,497,918	15,303,326
High Income	125,706,721	133,388,300	—	—	—	—	—	—	125,706,721	133,388,300
Municipal High Income	9,859	3,005	3,212,433	3,313,436	—	—	—	—	3,222,292	3,316,441
Municipal Impact	18,138	68	1,250,658	1,345,559	104,768	98,554	—	—	1,373,564	1,444,181
Municipal Intermediate Bond	644,458	—	4,450,231	5,385,850	418,522	778,494	—	—	5,513,211	6,164,344
Short Duration	2,318,905	1,720,312	—	—	—	—	—	—	2,318,905	1,720,312
Short Duration High Income	2,336,832	3,505,126	—	—	—	—	—	—	2,336,832	3,505,126
Strategic Income	97,970,476	114,491,952	—	—	—	—	14,358,248	—	112,328,724	114,491,952
Unconstrained Bond	2,333,214	2,396,094	—	—	—	—	773,750	—	3,106,964	2,396,094

As of October 31, 2019, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation/ (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
Core Bond	$—	$—	$—	$9,754,503	$(2,341,288)	$(1,752,622)	$5,660,593
Emerging Markets Debt	—	—	—	(1,086,785)	(6,330,274)	(35,214)	(7,452,273)
Floating Rate Income	49,875	—	—	(6,473,097)	(22,828,969)	(61,407)	(29,313,598)
High Income	1,880,603	—	—	43,259,661	(147,896,652)	(1,634,401)	(104,390,789)
Municipal High Income	—	—	—	3,702,389	(1,437,421)	(15,617)	2,249,351
Municipal Impact	—	—	281,996	2,712,211	—	(9,094)	2,985,113
Municipal Intermediate Bond	—	—	313,357	8,256,289	—	(370,295)	8,199,351
Short Duration	176,037	—	—	(129,375)	(4,862,634)	(3,967)	(4,819,939)
Short Duration High Income	1,453	—	—	176,239	(15,284,605)	(2,321)	(15,109,234)
Strategic Income	—	—	—	48,852,284	(68,714,232)	(15,191,409)	(35,053,357)
Unconstrained Bond	—	—	—	(600,115)	(13,137,826)	(18,540)	(13,756,481)

The temporary differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and/or recognized on wash sales and straddles; timing differences of fund level distributions, mark-to-market adjustments on swaps, futures and forwards; amortization of bond premium, bank loan tax adjustments, loss limitation due to ownership change, unamortized organization expenses and tax adjustments related to treasury inflation protection securities, swap contracts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. Capital loss carryforward rules allow for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term. As determined at October 31, 2019, the following Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Capital Loss Carryforwards
	Long-Term		Short-Term
Core Bond	$2,341,288		$—
Emerging Markets Debt	4,464,800		1,865,474
Floating Rate Income	16,232,079		6,596,890
High Income	136,964,311		10,932,341
Municipal High Income	589,877		847,544
Short Duration	4,342,151		520,483
Short Duration High Income	11,720,663	*	3,563,942	*
Strategic Income	68,714,232		—
Unconstrained Bond	3,789,876		9,347,950

*  Future utilization is limited under current tax regulation.

During the year ended October 31, 2019, Core Bond, Emerging Markets Debt, Municipal High Income, Municipal Impact and Short Duration, utilized capital loss carryforwards of $5,960,710, $532,754, $183,838, $45,851 and $583,440, respectively.

During the year ended October 31, 2019, Floating Rate Income and Short Duration had capital loss carryforwards expire of $835,287 and $1,276,932, respectively.

6  Distributions to shareholders: Each Fund earns income, net of expenses, daily on its investments. Ordinarily, distributions from net investment income are declared on each business day and paid monthly, and distributions from net realized capital gains, if any, are generally distributed once a year (usually in December). Distributions to shareholders are recorded on the ex-date.

7  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a fund are charged to that fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which NBIA serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies in the complex or series thereof can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among its classes based upon the relative net assets of each class.

8  Dollar rolls: Each Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, a Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before this repurchase, a Fund forgoes principal and interest payments on the securities. A Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in a Fund's NAV and may be viewed as a form of leverage. There is a risk that the counterparty will be unable or unwilling to complete the transaction as scheduled, which may result in losses to a Fund.

9  When-issued/delayed delivery securities: Each Fund may purchase securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time a Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the NAV. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to a Fund until payment takes place. At the time a Fund enters into this type of transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment. When-issued and delayed delivery transactions can have a leverage-like effect on a Fund, which can increase fluctuations in the Fund's NAV. Certain risks may arise upon entering into when-issued or delayed delivery securities transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

10  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Foreign capital gains on certain foreign securities may be subject to foreign taxes, which are accrued as applicable. Emerging Markets Debt accrues capital gains tax on unrealized and realized gains for certain securities. At April 30, 2020, Emerging Markets Debt had accrued capital gains taxes of $21,308, which is reflected in the Statements of Assets and Liabilities. For the six months ended April 30, 2020, Emerging Markets Debt had realized capital gains taxes of $8,743, which is reflected in the Statements of Operations.

11  Investments in foreign securities: Investing in foreign securities may involve sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

12  Securities lending: Each Fund, using State Street Bank and Trust Company ("State Street") as its lending agent, may loan securities to qualified brokers and dealers in exchange for negotiated lender's fees. These fees, if any, would be disclosed within the Statements of Operations under the caption "Income from securities loaned-net" and are net of expenses retained by State Street as compensation for its services as lending agent. For the six months ended April 30, 2020, the Funds listed below received income under the securities lending arrangement as follows:

Emerging Markets Debt	$111
High Income	62,410
Short Duration	297
Short Duration High Income	8
Strategic Income	23,030

The initial cash collateral received by a Fund at the beginning of each transaction shall have a value equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). Thereafter, the value of the cash collateral is monitored on a daily basis, and cash collateral is moved daily between a counterparty and a Fund until the close of the transaction. A Fund may only receive collateral in the form of cash (U.S. dollars). Cash collateral is generally invested in a money market fund registered under the 1940 Act that is managed by an affiliate of State Street. The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities. Any increase or decrease in the fair value of the securities loaned and any interest earned or dividends paid or owed on those securities during the term of the loan would accrue to the Fund.

As of April 30, 2020, the Funds listed below had outstanding loans of securities to certain approved brokers each with a value as follows:

Value of Securities Loaned
Emerging Markets Debt	$539,126
High Income	92,211,979
Short Duration	315,239
Strategic Income	41,741,031

As of April 30, 2020, the Funds listed below had outstanding loans of securities to certain approved brokers for which each received collateral as follows:

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions(a)
Corporate Bonds
Emerging Markets Debt	$547,773	$—	$—	$—	$547,773
High Income	93,525,111	—	—	—	93,525,111
Short Duration	318,758	—	—	—	318,758
Strategic Income	42,479,725	—	—	—	42,479,725

(a)  Amounts represent the payable for loaned securities collateral received.

13  Derivative instruments: Certain Funds' use of derivatives during the six months ended April 30, 2020, is described below. Please see the Schedule of Investments for each Fund's open positions in derivatives, if any, at April 30, 2020. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Futures contracts: During the six months ended April 30, 2020, Core Bond used futures to manage or adjust the risk profile and investment exposure of the Fund, including to adjust the duration and yield curve exposure of the Fund's portfolio. During the six months ended April 30, 2020, Emerging Markets Debt and Short Duration used futures for economic hedging purposes, including as a maturity or duration management device. During the six months ended April 30, 2020, Strategic Income and Unconstrained Bond used futures to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets, currencies or securities, adjust the duration of the Fund's portfolio and to enhance total return.

Futures contracts may include certain options on exchange-traded futures contracts. At the time a Fund enters into a futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," which is a percentage of the value of the futures contract being traded that is set by the exchange upon which the futures contract is traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis, or as needed, as the market price of the futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by a Fund as unrealized gains or losses.

Although some futures by their terms call for actual delivery or acquisition of the underlying securities or currency, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching futures. When the contracts are closed or expire, a Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities. Futures executed on regulated futures exchanges have minimal counterparty risk to a Fund because the exchange's clearinghouse assumes the position of the counterparty in each transaction. Thus, a Fund is exposed to risk only in connection with the clearinghouse and not in connection with the original counterparty to the transaction.

For U.S. federal income tax purposes, the futures transactions undertaken by a Fund may cause the Fund to recognize gains or losses from marking contracts to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, a Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating such Fund's taxable income.

Bond forward contracts: During the six months ended April 30, 2020, Strategic Income used bond forwards to obtain economic exposure in the Fund to certain markets and securities. A bond forward is a contractual agreement between a Fund and another party to buy or sell an underlying asset at an agreed-upon future price and date. In a bond forward transaction, no cash premium is paid when the parties enter into the bond forward. If the transaction is collateralized, an exchange of margin collateral will take place according to an agreed-upon schedule. Otherwise, no asset of any kind changes hands until the bond forward matures (typically in 30 days) or is rolled over for another agreed-upon period. Generally, the value of the bond forward will change based on changes in the value of the underlying asset. Bond forwards are subject to market risk (the risk that the market value of the underlying bond may change), non-correlation risk (the risk that the market value of the bond forward might move independently of the market value of the underlying bond) and counterparty credit risk (the risk that a counterparty will be unable to meet its obligation under the contract). If there is no cash exchanged at the time a Fund enters into the bond forward, counterparty risk may be limited to the loss of any marked-to-market profit on the contract and any delays or limitations on the Fund's ability to sell or otherwise use the investments posted as collateral for the bond forward.

Forward foreign currency contracts: During the six months ended April 30, 2020, Emerging Markets Debt used forward FX contracts to manage or adjust views on foreign exchange rate movements and currency exposure, to apply foreign exchange leverage, and to gain exposure to the markets where the portfolio managers believe these instruments provide better liquidity and value than bonds. During the six months ended April 30, 2020, Strategic Income used forward FX contracts to manage or adjust the risk profile for foreign currency exposures in the Fund, to obtain or reduce economic exposure, to establish net short or long positions for markets or securities and to enhance total return. During the six months ended April 30, 2020, Unconstrained Bond used forward FX contracts to obtain or reduce exposure to certain markets, to establish net short or long positions for currencies, hedge risk and to enhance total return. A forward FX contract is an agreement between two parties to buy or sell a specific currency for another at a set price on a future date, and is individually negotiated and privately traded by currency traders and their customers in the interbank market. The market value of a forward FX contract fluctuates with changes in forward currency exchange rates. Forward FX contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain or loss. At the consummation of a forward FX contract to purchase or sell currency, a Fund may either exchange the currencies specified at the maturity of the forward FX contract or enter into a closing transaction involving the purchase or sale of an offsetting forward FX contract. Closing transactions with respect to forward FX contracts are usually performed with the counterparty to the original forward FX contract. The gain or loss arising from the difference between the U.S. dollar cost of the original contract and the value of the foreign currency in U.S. dollars upon closing a contract is included in "Net realized gain/(loss) on settlement of forward foreign currency contracts" in the Statements of Operations. These contracts may involve market risk in excess of the unrealized gain or loss reflected in a Fund's Statement of Assets and Liabilities. In addition, a Fund could be exposed to risks associated with fluctuations in foreign currency and the risk the counterparty will fail to fulfill its obligation.

Credit default swap contracts: During the six months ended April 30, 2020, Emerging Markets Debt used credit default swaps to manage or adjust credit risk of the Fund, to take advantage of the portfolio managers' views on credit risk, market pricing of credit events and in an effort to leverage risk exposures by selling protection. During the six months ended April 30, 2020, Strategic Income and Unconstrained Bond each used credit default swaps for economic hedging purposes, to manage or adjust the risk profile and investment exposure of the Fund or individual positions, to obtain or reduce exposure to certain markets, to establish net short or long positions for markets or securities and to enhance total return. When a Fund is the buyer of a credit default swap contract, it is entitled to receive the notional amount of the swap from the counterparty if a credit event occurs. In return, the Fund pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would have spent the stream of payments and received no proceeds from the contract. When a Fund is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If a Fund is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Fund could be required to make (or the risk of loss) would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Fund for the same referenced obligation. As the seller, the Fund may add economic leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. The net periodic payments paid or received on the swap contract are accrued daily as a component of unrealized appreciation/(depreciation) and are recorded as realized gain upon receipt or realized loss upon payment. The Fund also records an increase or decrease to unrealized appreciation/(depreciation) in an amount equal to the daily valuation of swaps. For over-the-counter ("OTC") credit default swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps.

Interest rate swap contracts: During the six months ended April 30, 2020, Emerging Markets Debt used interest rate swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged rate positions. During the six months ended April 30, 2020, Unconstrained Bond used interest rate swaps to hedge risk, manage or adjust the risk profile of the Fund, obtain or reduce exposure to certain markets, establish net short positions for individual markets, adjust the duration of the Fund's portfolio, alter the Fund's exposure to interest rates and to enhance total return. Under the terms of interest rate swaps, the Fund agrees to pay the swap counterparty a fixed-rate payment in exchange for the counterparty's paying the Fund a variable-rate payment, or the Fund agrees to pay the swap counterparty a variable-rate payment in exchange for the counterparty's paying the Fund a fixed-rate payment. The fixed-rate and variable-rate payment flows are paid by one party to the other on a periodic basis and netted against each other when applicable. The Fund segregates cash or liquid securities having a value at least equal to the Fund's net payment obligations under any interest rate swaps, marked to market daily. There is no guarantee that these interest rate swap transactions will be successful in reducing or limiting risk.

Risks may arise if the counterparty to an interest rate swap contract fails to comply with the terms of its contract. The loss incurred due to the failure of a counterparty is generally limited to the net interest payment to be received by the Fund and/or the termination value at the end of the contract. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management.

Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. For OTC interest rate swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. The reclassifications do not impact the Fund's total net assets or its total net increase (decrease) in net assets resulting from operations.

Centrally cleared swap contracts: Certain clearinghouses currently offer clearing for limited types of derivative transactions. In a cleared derivative transaction, a Fund typically enters into the transaction with a financial institution counterparty that is then cleared through a central clearinghouse. Upon acceptance of a swap by a central clearinghouse, the original swap is extinguished and replaced with a swap with the clearinghouse, thereby reducing or eliminating the Fund's exposure to the credit risk of the original counterparty. A Fund typically will be required to post specified levels of both initial and variation margin with the clearinghouse or at the instruction of the clearinghouse. The daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the centrally clearing party. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation and net interest received or paid on swap contracts to determine the fair value of swaps.

Cross currency swap contracts: During the six months ended April 30, 2020, Emerging Markets Debt used cross currency swaps to manage or adjust interest rate risk of the Fund, to take advantage of the portfolio managers' views on interest rates and market pricing of future monetary policy, to obtain exposure on a maturity horizon where bonds are illiquid or are unavailable, and to obtain leveraged rate positions. Cross currency swaps are interest rate swaps in which interest payments and principal amounts are exchanged in two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. The entire principal value of a cross currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations. Additionally, risks may arise if there is no liquid market for these agreements or from movements in interest rates unanticipated by Management. Periodic expected interim net interest payments or receipts on the swaps are recorded as an adjustment to unrealized gains/losses, along with the fair value of the future periodic payment or receivable streams on the swaps. The unrealized gains/losses associated with the periodic interim net interest payments or receipts are reclassified to realized gains/losses in conjunction with the actual net payment or receipt of such amounts. For OTC cross currency swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty. The reclassifications do not impact the Fund's total net assets or its total net increase/(decrease) in net assets resulting from operations.

Total return swap contracts: During the six months ended April 30, 2020, Floating Rate Income used total return swaps to enhance liquidity while maintaining exposure to the asset class. During the six months ended April 30, 2020, High Income used total return swaps to enhance liquidity while maintaining exposure to the asset class. During March 2020, in response to market volatility, Short Duration High Income's cash balance was increased for defensive purposes, to maintain liquidity and to better position the Fund to take advantage of opportunities in the market when they present. Consistent with Short Duration High Income's principal investment strategy, the Fund entered into total return swaps that allowed it to maintain exposure to a diversified portfolio of high yield issuers. Total return swaps involve commitments to pay fixed or floating rate interest in exchange for a market-linked return based on a notional amount. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, a Fund will receive a payment or make a payment to the counterparty, respectively. For financial reporting purposes, unamortized upfront payments/(receipts), if any, are netted with unrealized appreciation or (depreciation) and net interest received or paid on swap contracts to determine the fair value of swaps, respectively. Certain risks may arise when entering into total return swap transactions, including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or (depreciation) in the Statements of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statements of Operations. For OTC total return swaps, cash settlement in and out of the swaps may occur at a reset date or any other date, at the discretion of the Fund and the counterparty, over the life of the agreement, and is generally determined based on limits and thresholds established as part of an agreement between the Fund and the counterparty.

At April 30, 2020, the Funds listed below had the following derivatives (which did not qualify as hedging instruments under ASC 815), grouped by primary risk exposure:

Asset Derivatives
Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$976,201	$8,313	$—	$—	$984,514
Total Value—Assets		$976,201	$8,313	$—	$—	$984,514
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$311,098	$—	$—	$—	$311,098
Forward FX contracts	Receivable for forward foreign currency contracts	—	3,906,669	—	—	3,906,669
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	966,814	—	—	—	966,814
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	672,612	—	—	—	672,612
Total Value—Assets		$1,950,524	$3,906,669	$—	$—	$5,857,193
High Income
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	$—	$—	$2,953,322	$—	$2,953,322
Total Value—Assets		$—	$—	$2,953,322	$—	$2,953,322

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Short Duration
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$639,983	$—	$—	$—	$639,983
Total Value—Assets		$639,983	$—	$—	$—	$639,983
Short Duration High Income
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	$—	$—	$256,407	$—	$256,407
Total Value—Assets		$—	$—	$256,407	$—	$256,407
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$1,158,568	$—	$—	$—	$1,158,568
Bond forwards	Receivable for bond forward contracts	73,098	—	—	—	73,098
Forward FX contracts	Receivable for forward foreign currency contracts	—	2,863,080	—	—	2,863,080
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	—	—	70,100	—	70,100
Total Value—Assets		$1,231,666	$2,863,080	$70,100	$—	$4,164,846
Unconstrained Bond
Forward FX contracts	Receivable for forward foreign currency contracts	$—	$99,821	$—	$—	$99,821
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	—	—	11,228	—	11,228
Total Value—Assets		$—	$99,821	$11,228	$—	$111,049
Liability Derivatives
Core Bond
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(1,124,002)	$(32,974)	$—	$—	$(1,156,976)
Total Value—Liabilities		$(1,124,002)	$(32,974)	$—	$—	$(1,156,976)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Emerging Markets Debt
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(281,295)	$—	$—	$—	$(281,295)
Forward FX contracts	Payable for forward foreign currency contracts	—	(4,839,445)	—	—	(4,839,445)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	(788,003)	—	—	—	(788,003)
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	(55,270)	—	(1,020,619)	—	(1,075,889)
Total Value—Liabilities		$(1,124,568)	$(4,839,445)	$(1,020,619)	$—	$(6,984,632)
Floating Rate Income
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	$—	$—	$(47,574)	$—	$(47,574)
Total Value—Liabilities		$—	$—	$(47,574)	$—	$(47,574)
High Income
Over-the-counter swaps	Over-the-counter swap contracts, at value(a)	$—	$—	$(165,219)	$—	$(165,219)
Total Value—Liabilities		$—	$—	$(165,219)	$—	$(165,219)
Short Duration
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(226,103)	$—	$—	$—	$(226,103)
Total Value—Liabilities		$(226,103)	$—	$—	$—	$(226,103)
Strategic Income
Futures	Receivable/Payable for accumulated variation margin on futures contracts	$(26,517,656)	$—	$—	$—	$(26,517,656)
Bond forwards	Payable for bond forward contracts	(3,771)	—	—	—	(3,771)
Forward FX contracts	Payable for forward foreign currency contracts	—	(3,806,741)	—	—	(3,806,741)
Total Value—Liabilities		$(26,521,427)	$(3,806,741)	$—	$—	$(3,032,168)

Derivative Type	Statements of Assets and Liabilities Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Unconstrained Bond
Forward FX contracts	Payable for forward foreign currency contracts	$—	$(164,760)	$—	$—	$(164,760)
Centrally cleared swaps	Receivable/Payable for accumulated variation margin on centrally cleared swap contracts(a)	—	—	(86,284)	—	(86,284)
Total Value—Liabilities		$—	$(164,760)	$(86,284)	$—	$(251,044)

(a)  "Centrally cleared swaps" and "over-the-counter swaps" reflect the cumulative unrealized appreciation/(depreciation) of the centrally cleared swap or over-the-counter swap contracts plus accrued interest as of April 30, 2020.

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended April 30, 2020, was as follows:

Realized Gain/(Loss)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Core Bond
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$135,966	$4,109	$—	$—	$140,075
Total Realized Gain/(Loss)		$135,966	$4,109	$—	$—	$140,075
Emerging Markets Debt
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$198,719	$—	$—	$—	198,719
Forward FX contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	(1,965,849)	—	—	(1,965,849)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	739,650	—	—	—	739,650
Total Realized Gain/(Loss)		$938,369	$(1,965,849)	$—	$—	$(1,027,480)
Floating Rate Income
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	$—	$—	$1,370	$—	$1,370
Total Realized Gain/(Loss)		$—	$—	$1,370	$—	$1,370

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
High Income
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	$—	$—	$1,359,013	$—	$1,359,013
Total Realized Gain/(Loss)		$—	$—	$1,359,013	$—	$1,359,013
Short Duration
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$(285,838)	$—	$—	$—	$(285,838)
Total Realized Gain/(Loss)		$(285,838)	$—	$—	$—	$(285,838)
Short Duration High Income
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	$—	$—	$(25,009)	$—	$(25,009)
Total Realized Gain/(Loss)		$—	$—	$(25,009)	$—	$(25,009)
Strategic Income
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$(28,830,419)	$101,821	$—	$—	$(28,728,598)
Bond forwards	Net realized gain/(loss) on: Settlement of bond forward contracts	1,819,413	—	—	—	1,819,413
Forward FX contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	(5,791,373)	—	—	(5,791,373)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	—	—	761,497	—	761,497
Total Realized Gain/(Loss)		$(27,011,006)	$(5,689,552)	$761,497	$—	$(31,939,061)
Unconstrained Bond
Futures	Net realized gain/(loss) on: Expiration or closing of futures contracts	$(705,941)	$—	$—	$—	$(705,941)
Forward FX contracts	Net realized gain/(loss) on: Settlement of forward foreign currency contracts	—	(315,106)	—	—	(315,106)
Swaps	Net realized gain/(loss) on: Expiration or closing of swap contracts	63,898	—	1,274,805	—	1,338,703
Total Realized Gain/(Loss)		$(642,043)	$(315,106)	$1,274,805	$—	$317,656

Change in Appreciation/(Depreciation)
Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Core Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(5,968)	$(38,178)	$—	$—	$(44,146)
Total Change in Appreciation/ (Depreciation)		$(5,968)	$(38,178)	$—	$—	$(44,146)
Emerging Markets Debt
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(191,375)	$—	$—	$—	$(191,375)
Forward FX contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	(1,093,505)	—	—	(1,093,505)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	(118,480)	—	(86,631)	—	(205,111)
Total Change in Appreciation/ (Depreciation)		$(309,855)	$(1,093,505)	$(86,631)	$—	$(1,489,991)
Floating Rate Income
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	$—	$—	$(47,574)	$—	$(47,574)
Total Change in Appreciation/ (Depreciation)		$—	$—	$(47,574)	$—	$(47,574)
High Income
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	$—	$—	$2,788,103	$—	$2,788,103
Total Change in Appreciation/ (Depreciation)		$—	$—	$2,788,103	$—	$2,788,103
Short Duration
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$456,021	$—	$—	$—	$456,021
Total Change in Appreciation/ (Depreciation)		$456,021	$—	$—	$—	$456,021

Derivative Type	Statements of Operations Location	Interest Rate Risk	Currency Risk	Credit Risk	Equity Risk	Total
Short Duration High Income
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	$—	$—	$256,407	$—	$256,407
Total Change in Appreciation/ (Depreciation)		$—	$—	$256,407	$—	$256,407
Strategic Income
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(30,790,593)	$(55,288)	$—	$—	$(30,845,881)
Bond forwards	Change in net unrealized appreciation/(depreciation) in value of: Bond forward contracts	120,632	—	—	—	120,632
Forward FX contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	(1,637,727)	—	—	(1,637,727)
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	—	—	5,020	—	5,020
Total Change in Appreciation/ (Depreciation)		$(30,669,961)	$(1,693,015)	$5,020	$—	$(32,357,956)
Unconstrained Bond
Futures	Change in net unrealized appreciation/(depreciation) in value of: Futures contracts	$(647,735)	$—	$—	$—	$(647,735)
Forward FX contracts	Change in net unrealized appreciation/(depreciation) in value of: Forward foreign currency contracts	—	496,054	—	—	496,054
Swaps	Change in net unrealized appreciation/(depreciation) in value of: Swap contracts	23,548	—	63,476	—	87,024
Total Change in Appreciation/ (Depreciation)		$(624,187)	$496,054	$63,476	$—	$(64,657)

While the Funds may receive redeemable preference shares, rights and warrants in connection with their investments in securities, these preference shares, rights and warrants are not considered "derivative instruments" under ASC 815.

Management has concluded that the Funds, except Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond, did not hold any derivative instruments during the six months ended April 30, 2020, that require additional disclosures pursuant to ASC 815.

The Funds are required to disclose both gross and net information for assets and liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions that are eligible for offset or subject to an enforceable master netting or similar agreement. Emerging Markets Debt, Floating Rate Income, High Income, Short Duration, Short Duration High Income, Strategic Income and Unconstrained Bond held one or more of these investments at April 30, 2020. The Funds' OTC derivative assets and liabilities at fair value by type and securities lending assets are reported gross in the Statements of Assets and Liabilities. The following tables present derivative and securities lending assets and liabilities, by counterparty, net of amounts available for offset under a master netting or similar agreement and net of the related collateral received by a Fund for assets and pledged by a Fund for liabilities as of April 30, 2020.

Description	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Assets Presented in the Statements of Assets and Liabilities
Emerging Markets Debt
Over-the-counter swap contracts	$672,612	$—	$672,612
Forward FX contracts	3,906,669	—	3,906,669
Securities lending	539,126	—	539,126
Total	$5,118,407	$—	$5,118,407
High Income
Over-the-counter swap contracts	$2,953,322	$—	$2,953,322
Securities lending	92,211,979	—	92,211,979
Total	$95,165,301	$—	$95,165,301
Short Duration
Securities lending	$315,239	$—	$315,239
Total	$315,239	$—	$315,329
Short Duration High Income
Over-the-counter swap contracts	$256,407	$—	$256,407
Total	$256,407	$—	$256,407
Strategic Income
Bond forwards	$73,098	$—	$73,098
Forward FX contracts	2,863,080	—	2,863,080
Securities lending	41,741,031	—	41,741,031
Total	$44,677,209	$—	$44,677,209
Unconstrained Bond
Forward FX contracts	$99,821	$—	$99,821
Total	$99,821	$—	$99,821

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statements of Assets and Liabilities	Liabilities Available for Offset	Cash Collateral Received(a)	Net Amount(b)
Emerging Markets Debt
CITI	$612,893	$(612,893)	$—	$—
GSI	1,591,407	(1,591,407)	—	—
HSBC	561,175	(376,313)	—	184,862
JPM	1,143,886	(1,143,886)	—	—
MS	187,222	(71,080)	—	116,142
SCB	428,346	(428,346)	—	—
SSB	593,478	(54,352)	(539,126)	—
Total	$5,118,407	$(4,278,277)	$(539,126)	$301,004
High Income
GSI	$203,062	$—	$—	$203,062
JPM	2,750,260	(165,219)	—	2,585,041
SSB	92,211,979	—	(92,211,979)	—
Total	$95,165,301	$(165,219)	$(92,211,979)	$2,788,103
Short Duration
SSB	$315,239	$—	$(315,239)	$—
Total	$315,239	$—	$(315,239)	$—
Short Duration High Income
JPM	$256,407	$—	$256,407	$—
Total	$256,407	$—	$256,407	$—
Strategic Income
CITI	$240,346	$(240,346)	$—	$—
GSI	1,300,497	(1,300,497)	—	—
HSBC	411,194	(144,156)	—	267,038
JPM	493,070	(493,070)	—	—
MS	98,883	(60,695)	—	38,188
SCB	392,188	(392,188)	—	—
SSB	41,741,031	—	(41,741,031)	—
Total	$44,677,209	$(2,630,952)	$(41,741,031)	$305,226
Unconstrained Bond
CITI	$10,407	$(10,407)	$—	$—
GSI	69,206	(69,206)	—	—
JPM	556	—	—	556
SCB	790	(790)	—	—
SG	1,695	—	—	1,695
SSB	17,167	(17,167)	—	—
Total	$99,821	$(97,570)	$—	$2,251

Description	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statements of Assets and Liabilities	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities
Emerging Markets Debt Fund
Over-the-counter swap contracts	$(1,075,889)	$—	$(1,075,889)
Forward FX contracts	(4,839,445)	—	(4,839,445)
Total	$(5,915,334)	$—	$(5,915,334)
Floating Rate Income
Over-the-counter swap contracts	$(47,574)	$—	$(47,574)
Total	$(47,574)	$—	$(47,574)
High Income
Over-the-counter swap contracts	$(165,219)	$—	$(165,219)
Total	$(165,219)	$—	$(165,219)
Strategic Income
Bond forwards	$(3,771)	$—	$(3,771)
Forward FX contracts	(3,806,741)	—	(3,806,741)
Total	$(3,810,512)	$—	$(3,810,512)
Unconstrained Bond
Forward FX contracts	$(164,760)	$—	$(164,760)
Total	$(164,760)	$—	$(164,760)

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Emerging Markets Debt
CITI	$(1,196,894)	$612,893	$460,000	$(124,001)
GSI	(1,935,004)	1,591,407	320,000	(23,597)
HSBC	(376,313)	376,313	—	—
JPM	(1,529,366)	1,143,886	300,000	(85,480)
MS	(71,080)	71,080	—	—
SCB	(625,678)	428,346	197,332	—
SSB	(180,999)	54,352	—	(126,647)
Total	$(5,915,334)	$4,278,277	$1,277,332	$(359,725)
Floating Rate Income
JPM	$(47,574)	$—	$—	$(47,574)
Total	$(47,574)	$—	$—	$(47,574)
High Income
JPM	$(165,219)	$165,219	$—	$—
Total	$(165,219)	$165,219	$—	$—

	Gross Amounts Not Offset in the Statements of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statements of Assets and Liabilities	Assets Available for Offset	Cash Collateral Pledged(a)	Net Amount(c)
Strategic Income
CITI	$(384,485)	$240,346	$—	$(144,139)
GSI	(2,135,934)	1,300,497	10,000	(825,437)
HSBC	(144,156)	144,156	—	—
JPM	(511,283)	493,070	—	(18,213)
MS	(60,695)	60,695	—	—
SCB	(573,959)	392,188	—	(181,771)
Total	$(3,810,512)	$2,630,952	$10,000	$(1,169,560)
Unconstrained Bond
CITI	$(23,284)	$10,407	$12,877	$—
GSI	(73,924)	69,206	—	(4,718)
RBC	(13,138)	—	—	(13,138)
SCB	(9,221)	790	—	(8,431)
SSB	(45,193)	17,167	—	(28,026)
Total	$(164,760)	$97,570	$12,877	$(54,313)

(a)  Collateral received (or pledged) is limited to an amount not to exceed 100% of the net amount of assets (or liabilities) in the tables presented above, for each respective counterparty.

(b)  Net Amount represents amounts subject to loss as of April 30, 2020, in the event of a counterparty failure.

(c)  Net Amount represents amounts under-collateralized to each counterparty as of April 30, 2020.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Investment company securities and exchange-traded funds: The Funds may invest in shares of other registered investment companies, including ETFs, within the limitations prescribed by (a) the 1940 Act, (b) the exemptive order from the Securities and Exchange Commission ("SEC") that permits the Funds to invest in both affiliated and unaffiliated investment companies, including ETFs, in excess of the limits in Section 12(d)(1)(A) of the 1940 Act, subject to the terms and conditions of such order, or (c) the ETF's exemptive order or other relief. Some ETFs seek to track the performance of a particular market index. These indices include both broad-based market indices and more narrowly-based indices, including those relating to particular sectors, markets, regions or industries. However, some ETFs have an actively-managed investment objective. ETF shares are traded like traditional equity securities on a national securities exchange or NASDAQ. A Fund will indirectly bear its proportionate share of any management fees and other expenses paid by such other investment companies, which will decrease returns.

16  Unfunded loan commitments: The Funds may enter into certain credit agreements all or a portion of which may be unfunded. The Funds are obligated to fund these commitments at the borrower's discretion. As of April 30, 2020, the value of unfunded loan commitments was $42,835 and $100,469 for Floating Rate Income and Strategic Income, respectively, pursuant to the following loan agreements:

Floating Rate Income

Borrower	Principal Amount	Value
EyeCare Partners, LLC, Term Loan DD, 0.50% (3M USD LIBOR + 0.50%), due 2/18/2027(a)	$52,027	$42,835

Strategic Income

Borrower	Principal Amount	Value
EyeCare Partners, LLC, Term Loan DD, 0.50% (3M USD LIBOR + 0.50%), due 2/18/2027(a)	$122,027	$100,469

(a)  This security has not settled as of April 30, 2020 and thus may not have an interest rate in effect. Interest rates do not take effect until settlement.

17  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus and in accordance with procedures adopted by the Board, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares ("in-kind redemption"). For financial reporting purposes, a Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended October 31, 2019, Strategic Income realized a net loss of $(1,794,284) on $31,646,140 of in-kind redemptions.

18  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

19  Other matters—Coronavirus: The recent outbreak of the novel coronavirus in many countries, which is a rapidly evolving situation, has, among other things, disrupted global travel and supply chains, and has adversely impacted global commercial activity, the transportation industry and commodity prices in the energy sector. The impact of this virus has negatively affected and may continue to affect the economies of many nations, individual companies and the global securities and commodities markets, including liquidity and volatility, in ways that cannot necessarily be foreseen at the present time. The rapid development and fluidity of this situation precludes any prediction as to its ultimate impact, which may have a continued adverse effect on economic and market conditions and trigger a period of global economic slowdown. Such conditions (which may be across industries, sectors or geographies) have impacted and may continue to impact operating performance at the Funds' portfolio companies.

Note B—Investment Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains NBIA as its investment manager under a Management Agreement. For such investment management services, each Fund pays NBIA an investment management fee as a percentage of average daily net assets according to the following table:

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For Core Bond(a):
	0.18%	0.18%	0.18%	0.18%	0.18%	0.18%	0.15%
For Emerging Markets Debt:
	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%	0.55%
For Floating Rate Income:
	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%	0.50%

	First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Thereafter
For High Income:
	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%	0.48%
For Municipal High Income:
	0.40%	0.40%	0.375%	0.375%	0.35%	0.325%	0.30%
For Municipal Impact:
	0.25%	0.25%	0.225%	0.225%	0.20%	0.175%	0.15%
For Municipal Intermediate Bond(b):
	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%	0.14%
For Short Duration(c):
	0.17%	0.17%	0.17%	0.17%	0.17%	0.17%	0.15%
For Short Duration High Income and Unconstrained Bond:
	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%	0.45%
For Strategic Income:
	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%	0.40%

(a)  0.25% of the first $500 million, 0.255% for the next $500 million, 0.20% for the next $500 million, 0.175% for the next $500 million and 0.15% in excess of $2 billion prior to January 15, 2020.

(b)  0.23% of the first $500 million, 0.225% for the next $500 million, 0.20% for the next $500 million, 0.175% for the next $500 million and 0.15% in excess of $2 billion prior to September 12, 2019.

(c)  0.20% of the first $1.5 billion, 0.175% for the next $500 million and 0.15% in excess of $2 billion prior to February 28, 2020.

Accordingly, for the six months ended April 30, 2020, the investment management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

Effective Rate
Core Bond	0.21%
Municipal High Income	0.40%
Municipal Impact	0.25%
Short Duration	0.19%

Each Fund retains NBIA as its administrator under an Administration Agreement. The administration fee is assessed at the class level and each share class of a Fund, as applicable, pays NBIA an annual administration fee equal to the following: 0.27% for each of Investor Class, Class A, Class C and Class R3; 0.50% for Trust Class of Short Duration; 0.40% for Trust Class of Strategic Income; 0.15% for Institutional Class; and 0.05% for Class R6 (0.08% prior to December 6, 2018), each as a percentage of its average daily net assets. Additionally, NBIA retains State Street as its sub-administrator under a Sub-Administration Agreement. NBIA pays State Street a fee for all services received under the Sub-Administration Agreement.

NBIA has contractually agreed to waive fees and/or reimburse certain expenses of the Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and dividend and interest expenses relating to short sales, if any (commitment fees relating to borrowings are treated as interest for purposes of this exclusion) ("annual operating expenses"); consequently, net expenses may exceed the contractual expense limitations.

At April 30, 2020, contingent liabilities to NBIA under the agreements were as follows:

				Expenses Reimbursed in Year Ended October 31,
				2017	2018		2019	2020
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2020	2021		2022	2023
Core Bond Investor Class	0.78	%(b)	10/31/23	$29,581	$27,349		$27,317	$12,700
Core Bond Institutional Class	0.38	%(b)	10/31/23	302,617	325,526		328,676	135,032
Core Bond Class A	0.78	%(b)	10/31/23	16,842	13,557		13,844	4,634
Core Bond Class C	1.53	%(b)	10/31/23	2,798	1,869		1,746	598
Core Bond Class R6	0.28	%(b)	10/31/23	—	—		330 (c)	1,014
Emerging Markets Debt Institutional Class	0.78	%(b)	10/31/23	347,032	457,406		406,354	202,301
Emerging Markets Debt Class A	1.15	%(b)	10/31/23	1,400	15,759		15,905	3,538
Emerging Markets Debt Class C	1.90	%(b)	10/31/23	499	1,301		930	526
Floating Rate Income Institutional Class	0.70%		10/31/23	400,905	475,802		469,596	209,271
Floating Rate Income Class A	1.07%		10/31/23	28,087	30,445		19,217	7,021
Floating Rate Income Class C	1.82%		10/31/23	28,361	26,854		26,631	11,243
High Income Investor Class	1.00%		10/31/23	—	—		—	—
High Income Institutional Class	0.75%		10/31/23	—	—		—	—
High Income Class A	1.12%		10/31/23	7,944	11,115		16,174	—
High Income Class C	1.87%		10/31/23	—	—		—	—
High Income Class R3	1.37%		10/31/23	—	—		—	—
High Income Class R6	0.65	%(b)	10/31/23	—	—		—	—
Municipal High Income Institutional Class	0.50%		10/31/23	343,644	341,403		329,680	182,956
Municipal High Income Class A	0.87%		10/31/23	2,162	2,546		4,413	1,710
Municipal High Income Class C	1.62%		10/31/23	1,262	1,802		2,011	744
Municipal Impact Institutional Class	0.43	%(b)	10/31/23	—	162,783		382,133	152,920
Municipal Impact Class A	0.80%		10/31/23	—	89	(d)	400	220
Municipal Impact Class C	1.55%		10/31/23	—	91	(d)	225	111
Municipal Intermediate Bond Investor Class	0.45	%(b)	10/31/23	17,913	18,441		23.657	13,847
Municipal Intermediate Bond Institutional Class	0.30	%(b)	10/31/23	150,041	202,676		248,495	158,442
Municipal Intermediate Bond Class A	0.67	%(b)	10/31/23	4,415	6,691		5,508	1,644
Municipal Intermediate Bond Class C	1.42	%(b)	10/31/23	3,184	3,285		4,287	2,248
Short Duration Investor Class	0.54	%(b)	10/31/23	99,584	102,348		94,340	50,120
Short Duration Trust Class	0.64	%(b)	10/31/23	10,328	11,423		8,902	4,894
Short Duration Institutional Class	0.34	%(b)	10/31/23	204,660	232,853		239,009	121,336
Short Duration Class A	0.71	%(b)	10/31/23	12,847	8,714		6,786	1,821
Short Duration Class C	1.46	%(b)	10/31/23	7,070	5,866		5,488	3,138
Short Duration High Income Institutional Class	0.75%		10/31/23	209,217	234,823		256,499	136,811

				Expenses Reimbursed in Year Ended October 31,
				2017	2018	2019	2020
				Subject to Repayment until October 31,
Class	Contractual Expense Limitation(a)		Expiration	2020	2021	2022	2023
Short Duration High Income Class A	1.12%		10/31/23	$6,750	$5,713	$7,033	$9,134
Short Duration High Income Class C	1.87%		10/31/23	2,485	3,512	7,021	7,626
Strategic Income Trust Class	0.94	%(b)	10/31/23	9,016	9,494	7,844	3,163
Strategic Income Institutional Class	0.59	%(b)	10/31/23	305,847	540,043	573,799	158,905
Strategic Income Class A	0.99	%(b)	10/31/23	17,865	20,071	13,789	—
Strategic Income Class C	1.69	%(b)	10/31/23	66,990	63,520	53,704	17,229
Strategic Income Class R6	0.49	%(b)	10/31/23	40,217	81,957	79,636	22,204
Unconstrained Bond Institutional Class	0.65%		10/31/23	114,474	173,383	143,135	56,635
Unconstrained Bond Class A	1.02%		10/31/23	3,521	1,991	980	4,025
Unconstrained Bond Class C	1.77%		10/31/23	266	125	161	193
Unconstrained Bond Class R6	0.55	%(b)	10/31/23	329,830	213,488	247,848	139,989

(a)  Expense limitation per annum of the respective class's average daily net assets.

(b)  Classes that have had changes to their respective limitations are noted below.

Class	Expense Limitation	Prior to
Core Bond Investor Class	0.85%	1/15/20
Core Bond Institutional Class	0.45%	1/15/20
Core Bond Class A	0.85%	1/15/20
Core Bond Class C	1.60%	1/15/20
Core Bond Class R6	0.35%	1/15/20
Emerging Markets Debt Institutional Class	0.90%	2/28/17
Emerging Markets Debt Class A	1.27%	2/28/17
Emerging Markets Debt Class C	2.02%	2/28/17
High Income Class R6	0.68%	12/6/18
Municipal Impact Institutional Class	1.00%	6/18/18
Municipal Intermediate Bond Investor Class	0.65%	2/28/18
Municipal Intermediate Bond Institutional Class	0.50%	2/28/18
Municipal Intermediate Bond Class A	0.87%	2/28/18
Municipal Intermediate Bond Class C	1.62%	2/28/18
Municipal Intermediate Bond Investor Class	0.58%	9/12/19
Municipal Intermediate Bond Institutional Class	0.43%	9/12/19
Municipal Intermediate Bond Class A	0.80%	9/12/19
Municipal Intermediate Bond Class C	1.55%	9/12/19
Short Duration Investor Class	0.59%	2/28/20
Short Duration Trust Class	0.69%	2/28/20
Short Duration Institutional Class	0.39%	2/28/20
Short Duration Class A	0.76%	2/28/20
Short Duration Class C	1.51%	2/28/20
Short Duration Investor Class	0.70%	2/28/18

Class	Expense Limitation	Prior to
Short Duration Trust Class	0.80%	2/28/18
Short Duration Institutional Class	0.50%	2/28/18
Short Duration Class A	0.87%	2/28/18
Short Duration Class C	1.62%	2/28/18
Strategic Income Trust Class	1.10%	12/1/16
Strategic Income Institutional Class	0.75%	12/1/16
Strategic Income Class A	1.15%	12/1/16
Strategic Income Class C	1.85%	12/1/16
Strategic Income Class R6	0.68%	12/1/16
Strategic Income Class R6	0.52%	12/6/18
Unconstrained Bond Class R6	0.58%	12/6/18

(c)  Period from January 18, 2019 (Commencement of Operations) to October 31, 2019.

(d)  Period from June 19, 2018 (Commencement of Operations) to October 31, 2018.

Each Fund has agreed that each of its respective classes will repay NBIA for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays NBIA, whichever is lower. Any such repayment must be made within three years after the year in which NBIA incurred the expense.

During the six months ended April 30, 2020, the following classes repaid NBIA under these agreements as follows:

Class	Expenses Repaid to NBIA
High Income Class A	$1,067
Strategic Income Class A	1,044

Neuberger Berman Europe Limited ("NBEL"), as the sub-adviser to Emerging Markets Debt and Unconstrained Bond, is retained by NBIA to choose each Fund's investments and handle its day-to-day business for the portion of each Fund's assets allocated to it by NBIA, and receives a monthly fee paid by NBIA. As investment manager, NBIA is responsible for overseeing the investment activities of NBEL. Several individuals who are Officers and/or Trustees of the Trust are also employees of NBEL and/or NBIA.

Each Fund also has a distribution agreement with Neuberger Berman BD LLC (the "Distributor") with respect to each class of shares. The Distributor acts as agent in arranging for the sale of class shares without sales commission or other compensation, except as described below, and bears the advertising and promotion expenses.

However, the Distributor receives fees from Core Bond's Investor Class, Strategic Income's Trust Class, High Income's Class R3, and each Fund's Class A and Class C under their distribution plans (each a "Plan", collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, the Distributor's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, the Distributor receives from each of these respective classes a fee at the annual rate of 0.25% of Core Bond Investor Class', and each Fund's Class A's average daily net assets; 0.10% of Strategic Income Trust Class' average daily net assets; 0.50% of High Income Class R3's average daily net assets; and 1.00% of each Fund's Class C's average daily net assets. The Distributor receives this amount to provide distribution and shareholder servicing for these classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year may be more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Class A shares of each Fund (except Short Duration) are generally sold with an initial sales charge of up to 4.25%. Class A shares of Short Duration are generally sold with an initial sales charge of up to 2.50%. Class A shares of each Fund are generally sold with no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended April 30, 2020, the Distributor, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemption of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charges	Net Initial Sales Charges
Core Bond Class A	$680	$—	$—	$—
Core Bond Class C	—	—	—	—
Emerging Markets Debt Class A	18	—	—	—
Emerging Markets Debt Class C	—	212	—	—
Floating Rate Income Class A	2,360	—	—	—
Floating Rate Income Class C	—	84	—	—
High Income Class A	2,041	—	—	—
High Income Class C	—	191	—	—
Municipal High Income Class A	69	—	—	—
Municipal High Income Class C	—	100	—	—
Municipal Impact Class A	—	—	—	—
Municipal Impact Class C	—	—	—	—
Municipal Intermediate Bond Class A	195	—	—	—
Municipal Intermediate Bond Class C	—	—	—	—
Short Duration Class A	18	—	—	—
Short Duration Class C	—	—	—	—
Short Duration High Income Class A	—	—	—	—
Short Duration High Income Class C	—	—	—	—
Strategic Income Class A	18,267	—	—	—
Strategic Income Class C	—	8,754	—	—
Unconstrained Bond Class A	—	—	—	—
Unconstrained Bond Class C	—	—	—	—

Note C—Securities Transactions:

During the six months ended April 30, 2020, there were purchase and sale transactions of long-term securities (excluding swaps, bond forwards, forward FX contracts and futures) as follows:

	Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
Core Bond	$293,213,685	$85,780,424	$275,696,815	$50,966,377
Emerging Markets Debt	—	76,060,273	—	44,901,013
Floating Rate Income	—	87,786,232	—	142,785,703
High Income	—	1,106,068,710	—	1,622,939,224
Municipal High Income	—	65,071,491	—	71,886,069
Municipal Impact	—	16,944,428	—	16,641,738
Municipal Intermediate Bond	—	115,485,565	—	104,982,407
Short Duration	11,874,360	63,320,553	10,284,977	73,176,856
Short Duration High Income	—	17,941,621	—	41,271,000
Strategic Income	3,907,134,408	1,346,504,342	4,133,364,313	1,044,509,090
Unconstrained Bond	11,868,005	8,492,183	20,485,881	36,838,712

During the six months ended April 30, 2020, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended April 30, 2020, and for the year ended October 31, 2019, was as follows:

	For the Six Months Ended April 30, 2020				For the Year Ended October 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed		Total
Core Bond
Investor Class	195,993	15,040	(109,567)	101,466	129,288		27,784		(81,520)		75,552
Institutional Class	8,851,859	348,218	(6,271,264)	2,928,813	11,669,819		693,274		(18,958,065)		(6,594,972)
Class A	521,089	22,316	(484,091)	59,314	544,560		52,162		(623,991)		(27,269)
Class C	78,028	1,572	(52,278)	27,322	69,568		3,489		(90,610)		(17,553)
Class R6	20,746	80	(148,454)	(127,628)	319,888	(a)	—	(a)	(408	)(a)	319,480 (a)
Emerging Markets Debt
Institutional Class	10,809,496	502,458	(7,669,588)	3,642,366	7,343,891		1,181,758		(14,437,586)		(5,911,937)
Class A	34,045	7,089	(170,999)	(129,865)	254,996		40,054		(1,016,665)		(721,615)
Class C	33,554	897	(6,832)	27,619	2,973		1,715		(22,545)		(17,857)

	For the Six Months Ended April 30, 2020				For the Year Ended October 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Floating Rate Income
Institutional Class	3,241,666	505,362	(9,577,738)	(5,830,710)	15,712,965	1,367,567	(29,270,410)	(12,189,878)
Class A	58,964	11,173	(212,887)	(142,750)	163,715	36,745	(1,573,396)	(1,372,936)
Class C	16,671	13,200	(245,331)	(215,460)	27,499	39,781	(548,500)	(481,220)
High Income
Investor Class	710,792	243,882	(1,106,743)	(152,069)	661,267	546,182	(2,302,538)	(1,095,089)
Institutional Class	32,996,522	3,452,112	(70,099,168)	(33,650,534)	130,670,292	7,364,804	(109,461,663)	28,573,433
Class A	2,459,022	53,579	(3,166,309)	(653,708)	8,715,029	182,231	(10,448,641)	(1,551,381)
Class C	13,773	15,930	(195,670)	(165,967)	77,119	45,135	(631,901)	(509,647)
Class R3	26,508	5,829	(309,800)	(277,463)	253,610	22,174	(203,094)	72,690
Class R6	6,596,554	2,209,162	(24,831,405)	(16,025,689)	21,665,740	4,536,329	(23,859,026)	2,343,043
Municipal High Income
Institutional Class	1,222,229	197,071	(1,654,916)	(235,616)	4,714,758	306,240	(2,195,158)	2,825,840
Class A	6,864	943	(22,011)	(14,204)	147,521	2,256	(126,447)	23,330
Class C	3,087	489	(20,988)	(17,412)	39,174	1,166	(24,777)	15,563
Municipal Impact
Institutional Class	69,205	50,086	(93,346)	25,945	369,153	72,147	(250,539)	190,761
Class A	—	42	(40)	2	2,985	35	(32)	2,988
Class C	837	1	(288)	550	—	—	—	—
Municipal Intermediate Bond
Investor Class	124,808	12,826	(165,677)	(28,043)	222,174	23,837	(266,656)	(20,645)
Institutional Class	2,145,168	48,826	(1,207,518)	986,476	2,275,975	66,834	(5,143,138)	(2,800,329)
Class A	21,990	1,448	(25,963)	(2,525)	18,211	7,453	(446,656)	(420,992)
Class C	17,062	1,229	(16,255)	2,036	18,865	2,677	(87,660)	(66,118)
Short Duration
Investor Class	111,582	41,819	(187,325)	(33,924)	297,520	66,255	(293,763)	70,012
Trust Class	47,553	4,129	(18,102)	33,580	23,502	6,290	(49,886)	(20,094)
Institutional Class	1,394,029	126,057	(1,897,591)	(377,505)	4,467,502	215,326	(4,596,654)	86,174
Class A	56,049	1,374	(30,230)	27,193	494,831	4,791	(594,127)	(94,505)
Class C	66,206	1,767	(21,681)	46,292	81,042	2,283	(58,438)	24,887

	For the Six Months Ended April 30, 2020				For the Year Ended October 31, 2019
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Short Duration High Income
Institutional Class	487,927	52,996	(2,704,636)	(2,163,713)	1,110,991	223,973	(6,662,034)	(5,327,070)
Class A	42,041	2,300	(48,247)	(3,906)	23,186	4,552	(28,574)	(836)
Class C	7,796	1,477	(19,745)	(10,472)	32,490	3,903	(31,114)	5,279
Strategic Income
Trust Class	157,384	14,706	(146,306)	25,784	269,644	35,070	(1,354,937)	(1,050,223)
Institutional Class	44,460,050	3,667,991	(58,439,143)	(10,311,102)	81,372,377	6,680,421	(82,606,322)	5,446,476
Class A	3,047,637	137,535	(3,115,439)	69,733	5,651,265	317,392	(10,781,417)	(4,812,760)
Class C	737,333	102,937	(1,685,793)	(845,523)	1,294,692	240,429	(3,900,160)	(2,365,039)
Class R6	2,474,025	582,972	(2,469,458)	587,539	7,388,299	1,168,591	(13,979,131)	(5,422,241)
Unconstrained Bond
Institutional Class	88,204	15,734	(2,003,810)	(1,899,872)	1,321,192	129,007	(3,762,920)	(2,312,721)
Class A	77,857	580	(13,082)	65,355	9,546	139	(34,285)	(24,600)
Class C	144	5	—	149	267	11	(1)	277
Class R6	7,358	39,746	(2,897,163)	(2,850,059)	58,414	215,515	(2,496,965)	(2,223,036)

(a)  Period from January 18, 2019 (Commencement of Operations) to October 31, 2019.

Note E—Line of Credit:

At April 30, 2020, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Series of other investment companies managed by Management also participate in this line of credit on substantially the same terms. Interest is charged on borrowings under this Credit Facility at the highest of (a) a federal funds effective rate plus 1.00% per annum, (b) a Eurodollar rate for a one-month period plus 1.00% per annum, and (c) an overnight bank funding rate plus 1.00% per annum. The Credit Facility has an annual commitment fee of 0.15% per annum of the available line of credit, which is paid quarterly. Each Fund that is a participant has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at April 30, 2020. During the period ended April 30, 2020, no Fund utilized the Credit Facility.

Note F—Investments in Affiliates(a):

At April 30, 2020, the following Funds were held by other affiliated funds which are also managed by NBIA:

	Held by	Percentage of Outstanding Shares Held
Emerging Markets Debt	Neuberger Berman Global Allocation Fund	0.18%
Floating Rate Income	Neuberger Berman Global Allocation Fund	0.26%
High Income	Neuberger Berman Global Allocation Fund	0.06%
Short Duration High Income	Neuberger Berman Global Allocation Fund	1.87%

In addition, at April 30, 2020, affiliated persons, as defined in the 1940 Act, owned 0.84%, 8.09%, 8.64%, 3.81%, 0.05%, 0.09%, 0.00%, 0.32%, 0.51% and 0.77% of the outstanding shares of Core Bond, Emerging Markets Debt, Floating Rate Income, High Income, Municipal High Income, Municipal Impact, Municipal Intermediate Bond, Short Duration High Income, Strategic Income, and Unconstrained Bond, respectively.

(a)  Affiliated persons, as defined in the 1940 Act.

Note G—Recent Accounting Pronouncements:

The Funds have adopted FASB Accounting Standards Update 2017-08 "Premium Amortization on Purchased Callable Debt Securities", which amends the amortization period for certain purchased callable debt securities held at a premium. Under the new standard, the Funds have changed the amortization period for the premium on certain purchased callable debt securities with explicit non-contingent call features to the earliest call date. It is impracticable to evaluate the effect on individual prior periods, therefore the Funds applied the amendments on a modified retrospective basis by recognizing a cumulative effect adjustment. This change in accounting policy has been made to comply with the newly issued accounting standard and had no impact on total accumulated earnings/(loss) or the NAV of the Funds' financial statements. The cumulative effect adjustments were as follows:

	Cost	Unrealized Appreciation
Core Bond	$(28,663)	$28,663
Emerging Markets Debt	(8,887)	8,887
Floating Rate Income	(1,122)	1,122
High Income	(1,042,480)	1,042,480
Municipal High Income	(315,433)	315,433
Municipal Impact	(112,198)	112,198
Municipal Intermediate Bond	(1,113,646)	1,113,646
Short Duration	(4,879)	4,879
Short Duration High Income	(18,017)	18,017
Strategic Income	(395,360)	395,360
Unconstrained Bond	(52,335)	52,335

In August 2018, FASB issued Accounting Standards Update No. 2018-13, Fair Value Measurement (Topic 820: "Disclosure Framework—Changes to the Disclosure Requirements for Fair Value Measurement") ("ASU 2018-13"). ASU 2018-13 eliminates the requirement to disclose the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, the timing of transfers between levels of the fair value hierarchy and the valuation processes for Level 3 fair value measurements. ASU 2018-13 will require the disclosure of the range and weighted average used to develop significant unobservable inputs for Level 3 fair value measurements and the changes in unrealized gains and losses for recurring Level 3 fair value measurements. ASU 2018-13 will also require that information is provided about the measurement uncertainty of Level 3 fair value measurements as of the reporting date. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019, and allows for early adoption of either the entire standard or only the provisions that eliminate or modify the disclosure requirements. Management has elected to adopt early the provisions that eliminate the disclosure requirements. Management is still currently evaluating the impact of applying the rest of the guidance.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Amounts that do not round to $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that do not round to 0.01% or (0.01)% are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund
Investor Class
4/30/2020 (Unaudited)	$10.51	$0.13	$0.25	$0.38	$(0.16)	$—	$—	$(0.16)
10/31/2019	$9.77	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)	$(0.30)
10/31/2018	$10.31	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.54	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.37	$0.21	$0.22	$0.43	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.50	$0.22	$(0.09)	$0.13	$(0.19)	$(0.07)	$—	$(0.26)
Institutional Class
4/30/2020 (Unaudited)	$10.53	$0.15	$0.25	$0.40	$(0.18)	$—	$—	$(0.18)
10/31/2019	$9.79	$0.30	$0.79	$1.09	$(0.29)	$—	$(0.06)	$(0.35)
10/31/2018	$10.34	$0.28	$(0.54)	$(0.26)	$(0.26)	$—	$(0.03)	$(0.29)
10/31/2017	$10.57	$0.24	$(0.15)	$0.09	$(0.23)	$(0.06)	$(0.03)	$(0.32)
10/31/2016	$10.39	$0.25	$0.23	$0.48	$(0.26)	$(0.04)	$—	$(0.30)
10/31/2015	$10.52	$0.26	$(0.08)	$0.18	$(0.24)	$(0.07)	$—	$(0.31)
Class A
4/30/2020 (Unaudited)	$10.50	$0.13	$0.24	$0.37	$(0.16)	$—	$—	$(0.16)
10/31/2019	$9.76	$0.26	$0.78	$1.04	$(0.24)	$—	$(0.06)	$(0.30)
10/31/2018	$10.30	$0.23	$(0.52)	$(0.29)	$(0.22)	$—	$(0.03)	$(0.25)
10/31/2017	$10.53	$0.20	$(0.15)	$0.05	$(0.19)	$(0.06)	$(0.03)	$(0.28)
10/31/2016	$10.35	$0.21	$0.23	$0.44	$(0.22)	$(0.04)	$—	$(0.26)
10/31/2015	$10.49	$0.22	$(0.10)	$0.12	$(0.19)	$(0.07)	$—	$(0.26)
Class C
4/30/2020 (Unaudited)	$10.51	$0.09	$0.24	$0.33	$(0.12)	$—	$—	$(0.12)
10/31/2019	$9.77	$0.19	$0.78	$0.97	$(0.17)	$—	$(0.06)	$(0.23)
10/31/2018	$10.31	$0.16	$(0.52)	$(0.36)	$(0.15)	$—	$(0.03)	$(0.18)
10/31/2017	$10.54	$0.13	$(0.16)	$(0.03)	$(0.11)	$(0.06)	$(0.03)	$(0.20)
10/31/2016	$10.36	$0.13	$0.23	$0.36	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2015	$10.50	$0.14	$(0.09)	$0.05	$(0.12)	$(0.07)	$—	$(0.19)
See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund
Investor Class
4/30/2020 (Unaudited)	$—	$10.73	3.64%*	$12.7	1.03%**	0.81%**	2.51%**	66	%[c]*
10/31/2019	$—	$10.51	10.81%[b]	$11.3	1.12%	0.85%	2.60%	147%[c]
10/31/2018	$—	$9.77	(2.83)%[b]	$9.8	1.12%	0.86%	2.32%	136%[c]
10/31/2017	$—	$10.31	0.54%[b]	$11.0	1.13%	0.86%	1.97%	175%[c]
10/31/2016	$—	$10.54	4.16%[b]	$12.1	1.15%	0.86%	2.00%	148%[c]
10/31/2015	$—	$10.37	1.28%	$12.5	1.14%	0.85%	2.08%	125%[c]
Institutional Class
4/30/2020 (Unaudited)	$—	$10.75	3.84%*	$370.6	0.49%**	0.41%**	2.91%**	66	%[c]*
10/31/2019	$—	$10.53	11.24%[b]	$332.3	0.55%	0.45%	2.98%	147%[c]
10/31/2018	$—	$9.79	(2.52)%[b]	$373.3	0.54%	0.46%	2.73%	136%[c]
10/31/2017	$—	$10.34	0.95%[b]	$338.0	0.55%	0.46%	2.37%	175%[c]
10/31/2016	$—	$10.57	4.67%[b]	$320.6	0.59%	0.46%	2.40%	148%[c]
10/31/2015	$—	$10.39	1.69%	$240.3	0.61%	0.45%	2.49%	125%[c]
Class A
4/30/2020 (Unaudited)	$—	$10.71	3.55%*	$20.4	0.87%**	0.81%**	2.51%**	66	%[c]*
10/31/2019	$—	$10.50	10.82%[b]	$19.4	0.93%	0.85%	2.60%	147%[c]
10/31/2018	$—	$9.76	(2.83)%[b]	$18.3	0.92%	0.86%	2.32%	136%[c]
10/31/2017	$—	$10.30	0.54%[b]	$22.4	0.93%	0.86%	1.96%	175%[c]
10/31/2016	$—	$10.53	4.26%[b]	$25.9	0.98%	0.86%	2.01%	148%[c]
10/31/2015	$—	$10.35	1.18%	$30.5	1.00%	0.85%	2.08%	125%[c]
Class C
4/30/2020 (Unaudited)	$—	$10.72	3.16%*	$2.5	1.62%**	1.56%**	1.77%**	66	%[c]*
10/31/2019	$—	$10.51	9.99%[b]	$2.2	1.68%	1.60%	1.85%	147%[c]
10/31/2018	$—	$9.77	(3.55)%[b]	$2.2	1.67%	1.61%	1.56%	136%[c]
10/31/2017	$—	$10.31	(0.21)%[b]	$3.3	1.68%	1.61%	1.22%	175%[c]
10/31/2016	$—	$10.54	3.49%[b]	$4.9	1.72%	1.61%	1.25%	148%[c]
10/31/2015	$—	$10.36	0.43%	$3.4	1.75%	1.60%	1.33%	125%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Core Bond Fund (cont'd)
Class R6
4/30/2020 (Unaudited)^	$10.53	$0.16	$0.25	$0.41	$(0.19)	$—	$—	$(0.19)
Period from 1/18/2019^ to 10/31/2019	$9.93	$0.24	$0.65	$0.89	$(0.23)	$—	$(0.06)	$(0.29)
Emerging Markets Debt Fund
Institutional Class
4/30/2020 (Unaudited)	$8.63	$0.20	$(1.11)	$(0.91)	$(0.20)	$—	$—	$(0.20)
10/31/2019	$8.03	$0.45	$0.59	$1.04	$(0.27)	$—	$(0.17)	$(0.44)
10/31/2018	$9.02	$0.46	$(0.99)	$(0.53)	$(0.29)	$—	$(0.17)	$(0.46)
10/31/2017	$8.90	$0.48	$0.10	$0.58	$(0.42)	$—	$(0.04)	$(0.46)
10/31/2016	$8.41	$0.51	$0.48	$0.99	$—	$—	$(0.50)	$(0.50)
10/31/2015	$9.94	$0.48	$(1.52)	$(1.04)	$(0.08)	$(0.01)	$(0.40)	$(0.49)
Class A
4/30/2020 (Unaudited)	$8.62	$0.19	$(1.10)	$(0.91)	$(0.19)	$—	$—	$(0.19)
10/31/2019	$8.02	$0.42	$0.59	$1.01	$(0.24)	$—	$(0.17)	$(0.41)
10/31/2018	$9.01	$0.42	$(0.98)	$(0.56)	$(0.26)	$—	$(0.17)	$(0.43)
10/31/2017	$8.90	$0.46	$0.08	$0.54	$(0.39)	$—	$(0.04)	$(0.43)
10/31/2016	$8.41	$0.47	$0.49	$0.96	$—	$—	$(0.47)	$(0.47)
10/31/2015	$9.94	$0.45	$(1.52)	$(1.07)	$(0.08)	$(0.01)	$(0.37)	$(0.46)
Class C
4/30/2020 (Unaudited)	$8.62	$0.16	$(1.11)	$(0.95)	$(0.15)	$—	$—	$(0.15)
10/31/2019	$8.02	$0.36	$0.59	$0.95	$(0.18)	$—	$(0.17)	$(0.35)
10/31/2018	$9.01	$0.36	$(0.99)	$(0.63)	$(0.19)	$—	$(0.17)	$(0.36)
10/31/2017	$8.90	$0.38	$0.09	$0.47	$(0.32)	$—	$(0.04)	$(0.36)
10/31/2016	$8.41	$0.41	$0.49	$0.90	$—	$—	$(0.41)	$(0.41)
10/31/2015	$9.94	$0.38	$(1.52)	$(1.14)	$(0.06)	$(0.01)	$(0.32)	$(0.39)
Floating Rate Income Fund
Institutional Class
4/30/2020 (Unaudited)	$9.55	$0.22	$(0.86)	$(0.64)	$(0.22)	$—	$—	$(0.22)
10/31/2019	$9.85	$0.50	$(0.30)	$0.20	$(0.50)	$—	$—	$(0.50)
10/31/2018	$9.94	$0.43	$(0.09)	$0.34	$(0.43)	$—	$—	$(0.43)
10/31/2017	$9.90	$0.36	$0.04	$0.40	$(0.36)	$—	$(0.00)	$(0.36)
10/31/2016	$9.86	$0.39	$0.04	$0.43	$(0.39)	$—	$(0.00)	$(0.39)
10/31/2015	$10.11	$0.40	$(0.25)	$0.15	$(0.40)	$—	$—	$(0.40)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Core Bond Fund (cont'd)
Class R6
4/30/2020 (Unaudited)^	$—	$10.75	3.89	%*	$2.1	0.40%**	0.32%**	2.98%**	66	%[c]*
Period from 1/18/2019^ to 10/31/2019	$—	$10.53	9.06	%[b]*	$3.4	0.50%**	0.36%**	2.94%**	147	%c^^
Emerging Markets Debt Fund
Institutional Class
4/30/2020 (Unaudited)	$—	$7.52	(10.70	)%*	$165.6	1.03%**	0.79%**	4.87%**	29	%*
10/31/2019	$—	$8.63	13.26%		$158.5	1.00%	0.79%	5.36%	68%
10/31/2018	$—	$8.03	(6.15)%		$194.8	1.00%	0.79%	5.28%	86%
10/31/2017	$—	$9.02	6.77%		$247.7	1.02%	0.81%	5.41%	64%
10/31/2016	$—	$8.90	12.17%		$120.2	1.21%	0.91%	5.92%	80%
10/31/2015	$0.00	$8.41	(10.64)%[d]		$168.7	1.07%	0.90%	5.35%	100%
Class A
4/30/2020 (Unaudited)	$—	$7.52	(10.76	)%*	$1.9	1.42%**	1.16%**	4.50%**	29	%*
10/31/2019	$—	$8.62	12.85%		$3.2	1.38%	1.16%	5.01%	68%
10/31/2018	$—	$8.02	(6.51)%		$8.8	1.39%	1.16%	4.88%	86%
10/31/2017	$—	$9.01	6.26%		$0.4	1.42%	1.16%	5.04%	64%
10/31/2016	$—	$8.90	11.76%		$0.1	1.73%	1.28%	5.56%	80%
10/31/2015	$0.00	$8.41	(10.96)%[d]		$0.2	1.53%	1.27%	5.04%	100%
Class C
4/30/2020 (Unaudited)	$—	$7.52	(11.10	)%*	$0.5	2.17%**	1.91%**	3.80%**	29	%*
10/31/2019	$—	$8.62	12.01%		$0.4	2.14%	1.91%	4.25%	68%
10/31/2018	$—	$8.02	(7.21)%		$0.5	2.14%	1.91%	4.15%	86%
10/31/2017	$—	$9.01	5.47%		$0.5	2.13%	1.90%	4.31%	64%
10/31/2016	$—	$8.90	10.93%		$0.3	2.36%	2.03%	4.80%	80%
10/31/2015	$0.00	$8.41	(11.64)%[d]		$0.3	2.21%	2.02%	4.23%	100%
Floating Rate Income Fund
Institutional Class
4/30/2020 (Unaudited)	$—	$8.69	(6.83	)%*	$137.5	0.91%**	0.70%**	4.69%**	42	%*
10/31/2019	$—	$9.55	2.12%		$206.8	0.89%	0.71%[g]	5.16%	60%
10/31/2018	$—	$9.85	3.45%		$333.4	0.85%	0.70%	4.31%	55%
10/31/2017	$—	$9.94	4.14%		$335.8	0.82%	0.70%	3.67%	76%
10/31/2016	$—	$9.90	4.52%		$254.4	0.92%	0.70%	4.01%	64%
10/31/2015	$—	$9.86	1.48%		$294.0	0.84%	0.70%	3.96%	44%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Floating Rate Income Fund (cont'd)
Class A
4/30/2020 (Unaudited)	$9.55	$0.20	$(0.86)	$(0.66)	$(0.20)	$—	$—	$(0.20)
10/31/2019	$9.85	$0.46	$(0.29)	$0.17	$(0.47)	$—	$—	$(0.47)
10/31/2018	$9.94	$0.39	$(0.09)	$0.30	$(0.39)	$—	$—	$(0.39)
10/31/2017	$9.90	$0.32	$0.05	$0.37	$(0.33)	$—	$(0.00)	$(0.33)
10/31/2016	$9.85	$0.35	$0.05	$0.40	$(0.35)	$—	$(0.00)	$(0.35)
10/31/2015	$10.11	$0.36	$(0.26)	$0.10	$(0.36)	$—	$—	$(0.36)
Class C
4/30/2020 (Unaudited)	$9.55	$0.17	$(0.86)	$(0.69)	$(0.17)	$—	$—	$(0.17)
10/31/2019	$9.85	$0.39	$(0.30)	$0.09	$(0.39)	$—	$—	$(0.39)
10/31/2018	$9.94	$0.31	$(0.08)	$0.23	$(0.32)	$—	$—	$(0.32)
10/31/2017	$9.90	$0.25	$0.04	$0.29	$(0.25)	$—	$(0.00)	$(0.25)
10/31/2016	$9.86	$0.28	$0.04	$0.32	$(0.28)	$—	$(0.00)	$(0.28)
10/31/2015	$10.11	$0.29	$(0.25)	$0.04	$(0.29)	$—	$—	$(0.29)
High Income Bond Fund
Investor Class
4/30/2020 (Unaudited)	$8.52	$0.21	$(0.83)	$(0.62)	$(0.21)	$—	$—	$(0.21)
10/31/2019	$8.35	$0.46	$0.17	$0.63	$(0.46)	$—	$—	$(0.46)
10/31/2018	$8.79	$0.45	$(0.44)	$0.01	$(0.45)	$—	$—	$(0.45)
10/31/2017	$8.68	$0.47	$0.11	$0.58	$(0.47)	$—	$—	$(0.47)
10/31/2016	$8.50	$0.46	$0.18	$0.64	$(0.46)	$—	$—	$(0.46)
10/31/2015	$9.28	$0.48	$(0.72)	$(0.24)	$(0.48)	$(0.06)	$—	$(0.54)
Institutional Class
4/30/2020 (Unaudited)	$8.53	$0.21	$(0.82)	$(0.61)	$(0.22)	$—	$—	$(0.22)
10/31/2019	$8.36	$0.47	$0.17	$0.64	$(0.47)	$—	$—	$(0.47)
10/31/2018	$8.80	$0.47	$(0.44)	$0.03	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.48	$0.10	$0.58	$(0.48)	$—	$—	$(0.48)
10/31/2016	$8.51	$0.48	$0.18	$0.66	$(0.47)	$—	$—	$(0.47)
10/31/2015	$9.29	$0.50	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Floating Rate Income Fund (cont'd)
Class A
4/30/2020 (Unaudited)	$—	$8.69	(7.00	)%*	$4.7	1.32%**	1.07%**	4.33%**	42%*
10/31/2019	$—	$9.55	1.75%		$6.5	1.29%	1.08%[g]	4.80%	60%
10/31/2018	$—	$9.85	3.07%		$20.3	1.23%	1.07%	3.94%	55%
10/31/2017	$—	$9.94	3.76%		$17.4	1.21%	1.07%	3.27%	76%
10/31/2016	$—	$9.90	4.24%		$23.3	1.31%	1.07%	3.65%	64%
10/31/2015	$—	$9.85	1.00%		$21.1	1.22%	1.07%	3.61%	44%
Class C
4/30/2020 (Unaudited)	$—	$8.69	(7.35	)%*	$8.7	2.04%**	1.82%**	3.59%**	42%*
10/31/2019	$—	$9.55	0.99%		$11.6	2.02%	1.84%[g]	4.07%	60%
10/31/2018	$—	$9.85	2.30%		$16.7	1.97%	1.82%	3.17%	55%
10/31/2017	$—	$9.94	2.99%		$20.6	1.95%	1.82%	2.53%	76%
10/31/2016	$—	$9.90	3.36%		$24.6	2.05%	1.82%	2.91%	64%
10/31/2015	$—	$9.86	0.35%		$27.2	1.96%	1.82%	2.86%	44%
High Income Bond Fund
Investor Class
4/30/2020 (Unaudited)	$—	$7.69	(7.35	)%*	$76.5	0.85%**	0.85%**	5.04%**	54%*
10/31/2019	$—	$8.52	7.72%		$86.0	0.86%	0.86%	5.44%	96%
10/31/2018	$—	$8.35	0.14%[b]		$93.4	0.85%	0.85%	5.28%	46%
10/31/2017	$—	$8.79	6.84	%bf	$112.7	0.84%	0.80%[e]	5.38%[e]	62%
10/31/2016	$—	$8.68	7.90%[b]		$134.8	0.83%	0.83%	5.54%	72%
10/31/2015	$—	$8.50	(2.61)%		$182.1	0.83%	0.83%	5.42%	54%
Institutional Class
4/30/2020 (Unaudited)	$—	$7.70	(7.26	)%*	$1,069.0	0.69%**	0.69%**	5.17%**	54%*
10/31/2019	$—	$8.53	7.89%		$1,471.8	0.70%	0.70%	5.60%	96%
10/31/2018	$—	$8.36	0.31%[b]		$1,202.7	0.69%	0.69%	5.44%	46%
10/31/2017	$—	$8.80	6.82	%bf	$1,519.4	0.70%	0.70%[e]	5.49%[e]	62%
10/31/2016	$—	$8.70	8.17%[b]		$3,067.9	0.69%	0.69%	5.67%	72%
10/31/2015	$—	$8.51	(2.46)%		$2,056.5	0.69%	0.69%	5.56%	54%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
High Income Bond Fund (cont'd)
Class A
4/30/2020 (Unaudited)	$8.52	$0.20	$(0.83)	$(0.63)	$(0.20)	$—	$—	$(0.20)
10/31/2019	$8.35	$0.44	$0.16	$0.60	$(0.43)	$—	$—	$(0.43)
10/31/2018	$8.79	$0.43	$(0.44)	$(0.01)	$(0.43)	$—	$—	$(0.43)
10/31/2017	$8.68	$0.44	$0.11	$0.55	$(0.44)	$—	$—	$(0.44)
10/31/2016	$8.50	$0.44	$0.18	$0.62	$(0.44)	$—	$—	$(0.44)
10/31/2015	$9.28	$0.47	$(0.73)	$(0.26)	$(0.46)	$(0.06)	$—	$(0.52)
Class C
4/30/2020 (Unaudited)	$8.54	$0.17	$(0.83)	$(0.66)	$(0.18)	$—	$—	$(0.18)
10/31/2019	$8.36	$0.38	$0.18	$0.56	$(0.38)	$—	$—	$(0.38)
10/31/2018	$8.81	$0.37	$(0.45)	$(0.08)	$(0.37)	$—	$—	$(0.37)
10/31/2017	$8.70	$0.38	$0.11	$0.49	$(0.38)	$—	$—	$(0.38)
10/31/2016	$8.51	$0.38	$0.19	$0.57	$(0.38)	$—	$—	$(0.38)
10/31/2015	$9.29	$0.40	$(0.72)	$(0.32)	$(0.40)	$(0.06)	$—	$(0.46)
Class R3
4/30/2020 (Unaudited)	$8.53	$0.19	$(0.83)	$(0.64)	$(0.19)	$—	$—	$(0.19)
10/31/2019	$8.35	$0.42	$0.18	$0.60	$(0.42)	$—	$—	$(0.42)
10/31/2018	$8.80	$0.41	$(0.45)	$(0.04)	$(0.41)	$—	$—	$(0.41)
10/31/2017	$8.69	$0.42	$0.11	$0.53	$(0.42)	$—	$—	$(0.42)
10/31/2016	$8.50	$0.42	$0.19	$0.61	$(0.42)	$—	$—	$(0.42)
10/31/2015	$9.28	$0.44	$(0.72)	$(0.28)	$(0.44)	$(0.06)	$—	$(0.50)
Class R6
4/30/2020 (Unaudited)	$8.54	$0.22	$(0.83)	$(0.61)	$(0.23)	$—	$—	$(0.23)
10/31/2019	$8.36	$0.48	$0.18	$0.66	$(0.48)	$—	$—	$(0.48)
10/31/2018	$8.81	$0.47	$(0.45)	$0.02	$(0.47)	$—	$—	$(0.47)
10/31/2017	$8.70	$0.49	$0.11	$0.60	$(0.49)	$—	$—	$(0.49)
10/31/2016	$8.51	$0.48	$0.19	$0.67	$(0.48)	$—	$—	$(0.48)
10/31/2015	$9.29	$0.50	$(0.72)	$(0.22)	$(0.50)	$(0.06)	$—	$(0.56)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
High Income Bond Fund (cont'd)
Class A
4/30/2020 (Unaudited)	$—	$7.69	(7.47	)%*	$17.7	1.12%**	1.12	%**§	4.72%**	54%*
10/31/2019	$—	$8.52	7.43%		$25.1	1.17%	1.12%		5.23%	96%
10/31/2018	$—	$8.35	(0.13)%[b]		$37.6	1.14%	1.12%		4.98%	46%
10/31/2017	$—	$8.79	6.49	%bf	$76.8	1.14%	1.12%[e]		5.05%[e]	62%
10/31/2016	$—	$8.68	7.65%[b]		$93.3	1.07%	1.07%		5.30%	72%
10/31/2015	$—	$8.50	(2.86)%		$102.1	1.08%	1.08%		5.18%	54%
Class C
4/30/2020 (Unaudited)	$—	$7.70	(7.89	)%*	$9.5	1.82%**	1.82	%**	4.06%**	54%*
10/31/2019	$—	$8.54	6.81%		$12.0	1.83%	1.83%		4.48%	96%
10/31/2018	$—	$8.36	(0.93)%[b]		$16.0	1.82%	1.82%		4.31%	46%
10/31/2017	$—	$8.81	5.77	%bf	$23.6	1.81%	1.81%[e]		4.38%[e]	62%
10/31/2016	$—	$8.70	6.98%[b]		$31.2	1.81%	1.81%		4.57%	72%
10/31/2015	$—	$8.51	(3.55)%		$40.7	1.81%	1.81%		4.45%	54%
Class R3
4/30/2020 (Unaudited)	$—	$7.70	(7.56	)%*	$1.6	1.34%**	1.34	%**	4.51%**	54%*
10/31/2019	$—	$8.53	7.37%		$4.2	1.30%	1.30%		4.98%	96%
10/31/2018	$—	$8.35	(0.49)%[b]		$3.5	1.37%	1.37%		4.77%	46%
10/31/2017	$—	$8.80	6.20	%bf	$12.3	1.37%	1.37	%e§	4.81%[e]	62%
10/31/2016	$—	$8.69	7.48%[b]		$6.6	1.41%	1.37%		4.99%	72%
10/31/2015	$—	$8.50	(3.08)%		$7.5	1.32%	1.32%		4.93%	54%
Class R6
4/30/2020 (Unaudited)	$—	$7.70	(7.32	)%*	$550.9	0.59%**	0.59	%**	5.28%**	54%*
10/31/2019	$—	$8.54	8.12%		$747.4	0.60%	0.60%		5.69%	96%
10/31/2018	$—	$8.36	0.26%[b]		$712.4	0.63%	0.63%		5.48%	46%
10/31/2017	$—	$8.81	7.03	%bf	$1,503.1	0.61%	0.61%[e]		5.56%[e]	62%
10/31/2016	$—	$8.70	8.26%[b]		$908.2	0.61%	0.61%		5.75%	72%
10/31/2015	$—	$8.51	(2.39)%		$805.9	0.61%	0.61%		5.64%	54%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal High Income Fund
Institutional Class
4/30/2020 (Unaudited)	$10.59	$0.14	$(1.02)	$(0.88)	$(0.17)	$—	$—	$(0.17)
10/31/2019	$10.00	$0.36	$0.59	$0.95	$(0.36)	$—	$—	$(0.36)
10/31/2018	$10.20	$0.36	$(0.20)	$0.16	$(0.36)	$—	$—	$(0.36)
10/31/2017	$10.42	$0.36	$(0.14)	$0.22	$(0.36)	$(0.08)	$—	$(0.44)
10/31/2016	$10.10	$0.35	$0.32	$0.67	$(0.35)	$(0.00)	$—	$(0.35)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.13	$0.10	$0.23	$(0.13)	$—	$—	$(0.13)
Class A
4/30/2020 (Unaudited)	$10.58	$0.12	$(1.02)	$(0.90)	$(0.15)	$—	$—	$(0.15)
10/31/2019	$10.00	$0.32	$0.58	$0.90	$(0.32)	$—	$—	$(0.32)
10/31/2018	$10.20	$0.33	$(0.20)	$0.13	$(0.33)	$—	$—	$(0.33)
10/31/2017	$10.42	$0.32	$(0.14)	$0.18	$(0.32)	$(0.08)	$—	$(0.40)
10/31/2016	$10.11	$0.30	$0.32	$0.62	$(0.31)	$(0.00)	$—	$(0.31)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.12	$0.10	$0.22	$(0.11)	$—	$—	$(0.11)
Class C
4/30/2020 (Unaudited)	$10.59	$0.08	$(1.01)	$(0.93)	$(0.12)	$—	$—	$(0.12)
10/31/2019	$10.00	$0.24	$0.59	$0.83	$(0.24)	$—	$—	$(0.24)
10/31/2018	$10.21	$0.25	$(0.21)	$0.04	$(0.25)	$—	$—	$(0.25)
10/31/2017	$10.42	$0.24	$(0.13)	$0.11	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$10.10	$0.23	$0.32	$0.55	$(0.23)	$(0.00)	$—	$(0.23)
Period from 6/22/2015^ to 10/31/2015	$10.00	$0.09	$0.10	$0.19	$(0.09)	$—	$—	$(0.09)
Municipal Impact Fund
Institutional Class
4/30/2020 (Unaudited)	$17.66	$0.15	$(0.24)	$(0.09)	$(0.20)	$(0.08)	$—	$(0.28)
10/31/2019	$16.61	$0.42	$1.05	$1.47	$(0.42)	$—	$—	$(0.42)
10/31/2018	$17.32	$0.40	$(0.68)	$(0.28)	$(0.40)	$(0.03)	$—	$(0.43)
10/31/2017	$17.76	$0.39	$(0.25)	$0.14	$(0.39)	$(0.19)	$—	$(0.58)
10/31/2016	$17.60	$0.39	$0.20	$0.59	$(0.39)	$(0.04)	$—	$(0.43)
10/31/2015	$17.72	$0.43	$(0.08)	$0.35	$(0.43)	$(0.04)	$—	$(0.47)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Municipal High Income Fund
Institutional Class
4/30/2020 (Unaudited)	$—	$9.54	(8.40)%*	$108.4	0.80	%**	0.50	%**	2.62	%**	52%*
10/31/2019	$—	$10.59	9.62%	$122.7	0.86%		0.50%		3.46%		112%
10/31/2018	$—	$10.00	1.61%	$87.6	0.88%		0.51%		3.58%		106%
10/31/2017	$—	$10.20	2.24%	$96.1	0.86%		0.50%		3.53%		107%
10/31/2016	$—	$10.42	6.70%	$122.4	0.93%		0.50%		3.36%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	2.27%*	$22.9	2.34	%‡**	0.50	%‡**	3.64	%‡**	37%*
Class A
4/30/2020 (Unaudited)	$—	$9.53	(8.57)%*	$0.9	1.24	%**	0.87	%**	2.25	%**	52%*
10/31/2019	$—	$10.58	9.13%	$1.1	1.30%		0.87%		3.10%		112%
10/31/2018	$—	$10.00	1.24%	$0.8	1.35%		0.88%		3.23%		106%
10/31/2017	$—	$10.20	1.87%	$0.3	1.40%		0.87%		3.20%		107%
10/31/2016	$—	$10.42	6.21%	$0.8	1.47%		0.87%		2.90%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.11	2.24%*	$5.0	2.94	%‡**	0.86	%‡**	3.41	%‡**	37%*
Class C
4/30/2020 (Unaudited)	$—	$9.54	(8.91)%*	$0.4	1.93	%**	1.62	%**	1.50	%**	52%*
10/31/2019	$—	$10.59	8.41%	$0.7	1.99%		1.62%		2.32%		112%
10/31/2018	$—	$10.00	0.38%	$0.5	2.01%		1.63%		2.46%		106%
10/31/2017	$—	$10.21	1.20%	$0.7	1.99%		1.62%		2.41%		107%
10/31/2016	$—	$10.42	5.52%	$0.3	2.15%		1.62%		2.21%		75%
Period from 6/22/2015^ to 10/31/2015	$—	$10.10	1.87%*	$0.5	4.28	%‡**	1.58	%‡**	2.38	%‡**	37%*
Municipal Impact Fund
Institutional Class
4/30/2020 (Unaudited)	$—	$17.29	(0.51)%*	$58.2	0.95	%**	0.43	%**	1.69	%**	28%*
10/31/2019	$—	$17.66	8.93%	$59.0	1.11%		0.44%		2.43%		100%
10/31/2018	$—	$16.61	(1.61)%	$52.3	1.16	%‡	0.87	%‡	2.38	%‡	92%
10/31/2017	$—	$17.32	0.84%[f]	$59.5	0.92%		0.92%[e]		2.24%[e]		46%
10/31/2016	$—	$17.76	3.38%	$62.3	0.96%		0.96%		2.19%		28%
10/31/2015	$—	$17.60	1.99%	$63.6	0.89%		0.89%		2.42%		17%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Impact Fund (cont'd)
Class A
4/30/2020 (Unaudited)	$17.67	$0.12	$(0.24)	$(0.12)	$(0.17)	$(0.08)	$—	$(0.25)
10/31/2019	$16.61	$0.35	$1.06	$1.41	$(0.35)	$—	$—	$(0.35)
Period from 6/19/2018^ to 10/31/2018	$16.90	$0.16	$(0.29)	$(0.13)	$(0.16)	$—	$—	$(0.16)
Class C
4/30/2020 (Unaudited)	$17.67	$0.05	$(0.24)	$(0.19)	$(0.10)	$(0.08)	$—	$(0.18)
10/31/2019	$16.61	$0.23	$1.05	$1.28	$(0.22)	$—	$—	$(0.22)
Period from 6/19/2018^ to 10/31/2018	$16.90	$0.11	$(0.29)	$(0.18)	$(0.11)	$—	$—	$(0.11)
Municipal Intermediate Bond Fund
Investor Class
4/30/2020 (Unaudited)	$12.04	$0.06	$(0.40)	$(0.34)	$(0.15)	$(0.02)	$—	$(0.17)
10/31/2019	$11.39	$0.28	$0.68	$0.96	$(0.29)	$(0.02)	$—	$(0.31)
10/31/2018	$11.81	$0.25	$(0.38)	$(0.13)	$(0.25)	$(0.04)	$—	$(0.29)
10/31/2017	$11.97	$0.23	$(0.08)	$0.15	$(0.23)	$(0.08)	$—	$(0.31)
10/31/2016	$11.86	$0.23	$0.13	$0.36	$(0.23)	$(0.02)	$—	$(0.25)
10/31/2015	$11.92	$0.26	$(0.05)	$0.21	$(0.26)	$(0.01)	$—	$(0.27)
Institutional Class
4/30/2020 (Unaudited)	$12.03	$0.07	$(0.40)	$(0.33)	$(0.16)	$(0.02)	$—	$(0.18)
10/31/2019	$11.38	$0.30	$0.67	$0.97	$(0.30)	$(0.02)	$—	$(0.32)
10/31/2018	$11.80	$0.27	$(0.38)	$(0.11)	$(0.27)	$(0.04)	$—	$(0.31)
10/31/2017	$11.96	$0.25	$(0.09)	$0.16	$(0.24)	$(0.08)	$—	$(0.32)
10/31/2016	$11.85	$0.25	$0.13	$0.38	$(0.25)	$(0.02)	$—	$(0.27)
10/31/2015	$11.91	$0.28	$(0.05)	$0.23	$(0.28)	$(0.01)	$—	$(0.29)
Class A
4/30/2020 (Unaudited)	$12.02	$0.05	$(0.40)	$(0.35)	$(0.14)	$(0.02)	$—	$(0.16)
10/31/2019	$11.37	$0.25	$0.68	$0.93	$(0.26)	$(0.02)	$—	$(0.28)
10/31/2018	$11.79	$0.23	$(0.38)	$(0.15)	$(0.23)	$(0.04)	$—	$(0.27)
10/31/2017	$11.96	$0.20	$(0.09)	$0.11	$(0.20)	$(0.08)	$(0.00)	$(0.28)
10/31/2016	$11.84	$0.21	$0.14	$0.35	$(0.21)	$(0.02)	$—	$(0.23)
10/31/2015	$11.91	$0.24	$(0.06)	$0.18	$(0.24)	$(0.01)	$—	$(0.25)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Municipal Impact Fund (cont'd)
Class A
4/30/2020 (Unaudited)	$—	$17.30	(0.70)%*	$0.1	1.37	%**	0.80	%**	1.32	%**	28%*
10/31/2019	$—	$17.67	8.58%	$0.1	1.51%		0.81%		2.01%		100%
Period from 6/19/2018^ to 10/31/2018	$—	$16.61	(0.78)%*	$0.0	1.77	%‡**	0.81	%‡**	2.47	%‡**	92%^^
Class C
4/30/2020 (Unaudited)	$—	$17.30	(1.06)%*	$0.0	2.32	%**	1.55	%**	0.56	%**	28%*
10/31/2019	$—	$17.67	7.75%	$0.0	2.43%		1.55%		1.31%		100%
Period from 6/19/2018^ to 10/31/2018	$—	$16.61	(1.06)%*	$0.0	2.55	%‡**	1.56	%‡**	1.71	%‡**	92%^^
Municipal Intermediate Bond Fund
Investor Class
4/30/2020 (Unaudited)	$—	$11.53	(2.88)%*	$12.4	0.66	%**	0.45	%**	1.08	%**	51%*
10/31/2019	$—	$12.04	8.46%	$13.3	0.75%		0.57%		2.40%		92%
10/31/2018	$—	$11.39	(1.10)%	$12.8	0.75%		0.61%		2.17%		98%
10/31/2017	$—	$11.81	1.28%	$13.8	0.78%		0.65%		1.94%		71%
10/31/2016	$—	$11.97	3.09%	$15.8	0.84%		0.65%		1.95%		44%
10/31/2015	$—	$11.86	1.82%	$16.2	0.84%		0.65%		2.21%		22%
Institutional Class
4/30/2020 (Unaudited)	$—	$11.52	(2.81)%*	$185.9	0.47	%**	0.30	%**	1.23	%**	51%*
10/31/2019	$—	$12.03	8.63%	$182.3	0.55%		0.42%		2.54%		92%
10/31/2018	$—	$11.38	(0.95)%	$204.3	0.55%		0.46%		2.32%		98%
10/31/2017	$—	$11.80	1.43%	$200.1	0.58%		0.50%		2.10%		71%
10/31/2016	$—	$11.96	3.24%	$170.1	0.65%		0.50%		2.10%		44%
10/31/2015	$—	$11.85	1.97%	$137.0	0.66%		0.50%		2.36%		22%
Class A
4/30/2020 (Unaudited)	$—	$11.51	(2.99)%*	$1.7	0.85	%**	0.67	%**	0.86	%**	51%*
10/31/2019	$—	$12.02	8.24%	$1.8	0.94%		0.80%		2.15%		92%
10/31/2018	$—	$11.37	(1.32)%	$6.5	0.93%		0.83%		1.95%		98%
10/31/2017	$—	$11.79	0.96%	$6.7	0.96%		0.87%		1.72%		71%
10/31/2016	$—	$11.96	2.95%	$10.1	1.03%		0.87%		1.70%		44%
10/31/2015	$—	$11.84	1.51%	$3.7	1.04%		0.87%		2.00%		22%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Municipal Intermediate Bond Fund (cont'd)
Class C
4/30/2020 (Unaudited)	$12.02	$0.01	$(0.41)	$(0.40)	$(0.09)	$(0.02)	$—	$(0.11)
10/31/2019	$11.37	$0.17	$0.67	$0.84	$(0.17)	$(0.02)	$—	$(0.19)
10/31/2018	$11.80	$0.14	$(0.39)	$(0.25)	$(0.14)	$(0.04)	$—	$(0.18)
10/31/2017	$11.96	$0.11	$(0.08)	$0.03	$(0.11)	$(0.08)	$—	$(0.19)
10/31/2016	$11.84	$0.12	$0.14	$0.26	$(0.12)	$(0.02)	$—	$(0.14)
10/31/2015	$11.91	$0.15	$(0.06)	$0.09	$(0.15)	$(0.01)	$—	$(0.16)
Short Duration Bond Fund
Investor Class
4/30/2020 (Unaudited)	$7.80	$0.11	$(0.36)	$(0.25)	$(0.12)	$—	$—	$(0.12)
10/31/2019	$7.66	$0.17	$0.16	$0.33	$(0.19)	$—	$—	$(0.19)
10/31/2018	$7.79	$0.12	$(0.10)	$0.02	$(0.15)	$—	$—	$(0.15)
10/31/2017	$7.86	$0.07	$(0.04)	$0.03	$(0.10)	$—	$—	$(0.10)
10/31/2016	$7.87	$0.06	$0.02	$0.08	$(0.09)	$—	$—	$(0.09)
10/31/2015	$7.92	$0.01	$0.02	$0.03	$(0.08)	$—	$—	$(0.08)
Trust Class
4/30/2020 (Unaudited)	$7.43	$0.10	$(0.34)	$(0.24)	$(0.11)	$—	$—	$(0.11)
10/31/2019	$7.30	$0.15	$0.16	$0.31	$(0.18)	$—	$—	$(0.18)
10/31/2018	$7.43	$0.10	$(0.10)	$0.00	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.06	$(0.03)	$0.03	$(0.09)	$—	$—	$(0.09)
10/31/2016	$7.50	$0.04	$0.03	$0.07	$(0.08)	$—	$—	$(0.08)
10/31/2015	$7.55	$0.00	$0.02	$0.02	$(0.07)	$—	$—	$(0.07)
Institutional Class
4/30/2020 (Unaudited)	$7.79	$0.12	$(0.35)	$(0.23)	$(0.13)	$—	$—	$(0.13)
10/31/2019	$7.65	$0.18	$0.17	$0.35	$(0.21)	$—	$—	$(0.21)
10/31/2018	$7.79	$0.13	$(0.11)	$0.02	$(0.16)	$—	$—	$(0.16)
10/31/2017	$7.85	$0.09	$(0.03)	$0.06	$(0.12)	$—	$—	$(0.12)
10/31/2016	$7.87	$0.07	$0.01	$0.08	$(0.10)	$—	$—	$(0.10)
10/31/2015	$7.92	$0.03	$0.02	$0.05	$(0.10)	$—	$—	$(0.10)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Municipal Intermediate Bond Fund (cont'd)
Class C
4/30/2020 (Unaudited)	$—	$11.51	(3.35)%*	$2.5	1.60%**	1.42%**	0.11%**	51%*
10/31/2019	$—	$12.02	7.43%	$2.6	1.68%	1.54%	1.43%	92%
10/31/2018	$—	$11.37	(2.14)%	$3.2	1.68%	1.58%	1.20%	98%
10/31/2017	$—	$11.80	0.30%	$3.2	1.71%	1.62%	0.97%	71%
10/31/2016	$—	$11.96	2.18%	$4.1	1.78%	1.62%	0.96%	44%
10/31/2015	$—	$11.84	0.76%	$2.2	1.80%	1.62%	1.24%	22%
Short Duration Bond Fund
Investor Class
4/30/2020 (Unaudited)	$—	$7.43	(3.23)%*	$20.6	1.05%**	0.58%**	2.92%**	96%*
10/31/2019	$—	$7.80	4.40%[b]	$21.8	1.03%	0.59%	2.18%	131%
10/31/2018	$—	$7.66	0.22%[b]	$20.9	1.09%	0.63%	1.50%	99%
10/31/2017	$—	$7.79	0.41%[b]	$24.0	1.10%	0.70%	0.88%	107%
10/31/2016	$—	$7.86	0.98%[b]	$28.9	1.21%	0.70%	0.70%	104%
10/31/2015	$—	$7.87	0.44%	$29.9	1.27%	0.70%	0.13%	75%
Trust Class
4/30/2020 (Unaudited)	$—	$7.08	(3.24)%*	$2.1	1.18%**	0.68%**	2.83%**	96%*
10/31/2019	$—	$7.43	4.25%[b]	$2.0	1.15%	0.69%	2.07%	131%
10/31/2018	$—	$7.30	0.04%[b]	$2.1	1.21%	0.73%	1.42%	99%
10/31/2017	$—	$7.43	0.40%[b]	$2.3	1.23%	0.80%	0.78%	107%
10/31/2016	$—	$7.49	0.88%[b]	$2.6	1.36%	0.80%	0.60%	104%
10/31/2015	$—	$7.50	0.30%	$3.0	1.43%	0.80%	0.03%	75%
Institutional Class
4/30/2020 (Unaudited)	$—	$7.43	(3.00)%*	$50.9	0.81%**	0.38%**	3.12%**	96%*
10/31/2019	$—	$7.79	4.62%[b]	$56.3	0.78%	0.39%	2.37%	131%
10/31/2018	$—	$7.65	0.29%[b]	$54.7	0.84%	0.43%	1.71%	99%
10/31/2017	$—	$7.79	0.74%[b]	$72.8	0.84%	0.50%	1.10%	107%
10/31/2016	$—	$7.85	1.06%[b]	$48.3	0.99%	0.50%	0.91%	104%
10/31/2015	$—	$7.87	0.64%	$30.3	1.04%	0.50%	0.32%	75%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration Bond Fund (cont'd)
Class A
4/30/2020 (Unaudited)	$7.43	$0.10	$(0.34)	$(0.24)	$(0.11)	$—	$—	$(0.11)
10/31/2019	$7.30	$0.14	$0.16	$0.30	$(0.17)	$—	$—	$(0.17)
10/31/2018	$7.42	$0.09	$(0.08)	$0.01	$(0.13)	$—	$—	$(0.13)
10/31/2017	$7.49	$0.05	$(0.04)	$0.01	$(0.08)	$—	$—	$(0.08)
10/31/2016	$7.49	$0.04	$0.03	$0.07	$(0.07)	$—	$—	$(0.07)
10/31/2015	$7.55	$0.00	$0.01	$0.01	$(0.07)	$—	$—	$(0.07)
Class C
4/30/2020 (Unaudited)	$7.43	$0.07	$(0.34)	$(0.27)	$(0.08)	$—	$—	$(0.08)
10/31/2019	$7.29	$0.09	$0.17	$0.26	$(0.12)	$—	$—	$(0.12)
10/31/2018	$7.42	$0.04	$(0.10)	$(0.06)	$(0.07)	$—	$—	$(0.07)
10/31/2017	$7.49	$(0.00)	$(0.04)	$(0.04)	$(0.03)	$—	$—	$(0.03)
10/31/2016	$7.50	$(0.02)	$0.02	$0.00	$(0.01)	$—	$—	$(0.01)
10/31/2015	$7.55	$(0.06)	$0.02	$(0.04)	$(0.01)	$—	$—	$(0.01)
Short Duration High Income Fund
Institutional Class
4/30/2020 (Unaudited)	$9.55	$0.18	$(1.90)	$(1.72)	$(0.17)	$—	$—	$(0.17)
10/31/2019	$9.43	$0.44	$0.12	$0.56	$(0.44)	$—	$—	$(0.44)
10/31/2018	$9.75	$0.41	$(0.32)	$0.09	$(0.41)	$—	$—	$(0.41)
10/31/2017	$9.69	$0.41	$0.06	$0.47	$(0.41)	$—	$—	$(0.41)
10/31/2016	$9.63	$0.40	$0.06	$0.46	$(0.40)	$—	$—	$(0.40)
10/31/2015	$10.05	$0.40	$(0.42)	$(0.02)	$(0.40)	$—	$—	$(0.40)
Class A
4/30/2020 (Unaudited)	$9.56	$0.15	$(1.89)	$(1.74)	$(0.15)	$—	$—	$(0.15)
10/31/2019	$9.43	$0.40	$0.14	$0.54	$(0.41)	$—	$—	$(0.41)
10/31/2018	$9.76	$0.38	$(0.33)	$0.05	$(0.38)	$—	$—	$(0.38)
10/31/2017	$9.70	$0.38	$0.05	$0.43	$(0.37)	$—	$—	$(0.37)
10/31/2016	$9.63	$0.36	$0.07	$0.43	$(0.36)	$—	$—	$(0.36)
10/31/2015	$10.05	$0.36	$(0.42)	$(0.06)	$(0.36)	$—	$—	$(0.36)
See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration Bond Fund (cont'd)
Class A
4/30/2020 (Unaudited)	$—	$7.08	(3.27)%*	$0.9	1.21%**	0.75%**	2.75%**	96%*
10/31/2019	$—	$7.43	4.18%[b]	$0.8	1.17%	0.76%	1.92%	131%
10/31/2018	$—	$7.30	0.11%[b]	$1.4	1.24%	0.81%	1.28%	99%
10/31/2017	$—	$7.42	0.20%[b]	$2.5	1.24%	0.87%	0.69%	107%
10/31/2016	$—	$7.49	0.94%[b]	$4.9	1.36%	0.87%	0.54%	104%
10/31/2015	$—	$7.49	0.10%	$4.1	1.41%	0.87%	(0.03)%	75%
Class C
4/30/2020 (Unaudited)	$—	$7.08	(3.63)%*	$1.6	1.94%**	1.50%**	2.00%**	96%*
10/31/2019	$—	$7.43	3.55%[b]	$1.4	1.92%	1.51%	1.26%	131%
10/31/2018	$—	$7.29	(0.78)%[b]	$1.2	1.98%	1.55%	0.57%	99%
10/31/2017	$—	$7.42	(0.55)%[b]	$1.6	1.99%	1.62%	(0.06)%	107%
10/31/2016	$—	$7.49	0.05%[b]	$3.0	2.11%	1.62%	(0.20)%	104%
10/31/2015	$—	$7.50	(0.49)%	$2.0	2.17%	1.62%	(0.79)%	75%
Short Duration High Income Fund
Institutional Class
4/30/2020 (Unaudited)	$—	$7.66	(18.29)%*	$6.3	1.90%**	0.75%**	3.82%**	79%*
10/31/2019	$—	$9.55	6.06%	$28.5	1.28%	0.76%	4.64%	64%
10/31/2018	$—	$9.43	0.98%	$78.4	1.05%	0.75%	4.30%	78%
10/31/2017	$—	$9.75	4.94%	$114.7	0.94%	0.75%	4.20%	84%
10/31/2016	$—	$9.69	4.92%	$107.0	0.87%	0.75%	4.20%	51%
10/31/2015	$—	$9.63	(0.22)%	$235.0	0.81%	0.75%	4.05%	45%
Class A
4/30/2020 (Unaudited)	$—	$7.67	(18.40)%*	$0.8	2.63%**	1.12%**	3.20%**	79%*
10/31/2019	$—	$9.56	5.78%	$1.1	1.82%	1.13%	4.26%	64%
10/31/2018	$—	$9.43	0.51%	$1.1	1.47%	1.12%	3.92%	78%
10/31/2017	$—	$9.76	4.55%	$2.6	1.35%	1.12%	3.86%	84%
10/31/2016	$—	$9.70	4.64%	$3.4	1.30%	1.12%	3.82%	51%
10/31/2015	$—	$9.63	(0.59)%	$2.8	1.21%	1.12%	3.68%	45%

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Short Duration High Income Fund (cont'd)
Class C
4/30/2020 (Unaudited)	$9.55	$0.11	$(1.88)	$(1.77)	$(0.12)	$—	$—	$(0.12)
10/31/2019	$9.42	$0.33	$0.13	$0.46	$(0.33)	$—	$—	$(0.33)
10/31/2018	$9.75	$0.31	$(0.33)	$(0.02)	$(0.31)	$—	$—	$(0.31)
10/31/2017	$9.69	$0.30	$0.06	$0.36	$(0.30)	$—	$—	$(0.30)
10/31/2016	$9.63	$0.29	$0.06	$0.35	$(0.29)	$—	$—	$(0.29)
10/31/2015	$10.05	$0.29	$(0.42)	$(0.13)	$(0.29)	$—	$—	$(0.29)
Strategic Income Fund
Trust Class
4/30/2020 (Unaudited)	$10.99	$0.18	$(0.71)	$(0.53)	$(0.20)	$—	$—	$(0.20)
10/31/2019	$10.61	$0.38	$0.41	$0.79	$(0.35)	$—	$(0.06)	$(0.41)
10/31/2018	$11.15	$0.37	$(0.51)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.06	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.79	$0.32	$0.30	$0.62	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.32	$0.32	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)
Institutional Class
4/30/2020 (Unaudited)	$10.99	$0.20	$(0.71)	$(0.51)	$(0.22)	$—	$—	$(0.22)
10/31/2019	$10.62	$0.42	$0.40	$0.82	$(0.39)	$—	$(0.06)	$(0.45)
10/31/2018	$11.16	$0.41	$(0.51)	$(0.10)	$(0.44)	$—	$—	$(0.44)
10/31/2017	$11.07	$0.37	$0.11	$0.48	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2016	$10.79	$0.36	$0.31	$0.67	$(0.38)	$—	$(0.01)	$(0.39)
10/31/2015	$11.32	$0.36	$(0.43)	$(0.07)	$(0.35)	$(0.07)	$(0.04)	$(0.46)
Class A
4/30/2020 (Unaudited)	$11.00	$0.18	$(0.71)	$(0.53)	$(0.20)	$—	$—	$(0.20)
10/31/2019	$10.63	$0.37	$0.41	$0.78	$(0.35)	$—	$(0.06)	$(0.41)
10/31/2018	$11.17	$0.36	$(0.50)	$(0.14)	$(0.40)	$—	$—	$(0.40)
10/31/2017	$11.08	$0.33	$0.11	$0.44	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2016	$10.80	$0.32	$0.31	$0.63	$(0.34)	$—	$(0.01)	$(0.35)
10/31/2015	$11.33	$0.32	$(0.43)	$(0.11)	$(0.32)	$(0.06)	$(0.04)	$(0.42)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Short Duration High Income Fund (cont'd)
Class C
4/30/2020 (Unaudited)	$—	$7.66	(18.69)%*	$0.8	3.40%**	1.88	%**	2.37%**	79	%*
10/31/2019	$—	$9.55	5.00%	$1.0	2.52%	1.88%		3.52%	64%
10/31/2018	$—	$9.42	(0.24)%	$1.0	2.21%	1.88%		3.20%	78%
10/31/2017	$—	$9.75	3.78%	$1.1	2.09%	1.87%		3.10%	84%
10/31/2016	$—	$9.69	3.77%	$1.2	2.05%	1.87%		3.10%	51%
10/31/2015	$—	$9.63	(1.33)%	$0.3	1.99%	1.87%		2.93%	45%
Strategic Income Fund
Trust Class
4/30/2020 (Unaudited)	$—	$10.26	(4.87)%*	$8.3	1.02%**	0.94	%**	3.37%**	64	%[c]*
10/31/2019	$—	$10.99	7.60%[b]	$8.6	1.02%	0.94%		3.53%	113%[c]
10/31/2018	$—	$10.61	(1.24)%[b]	$19.5	1.00%	0.94%		3.37%	116%[c]
10/31/2017	$—	$11.15	4.09%[b]	$20.0	1.00%	0.94%		3.03%	136%[c]
10/31/2016	$—	$11.06	5.91%	$27.7	1.14%	1.09%		2.99%	141%[c]
10/31/2015	$—	$10.79	(1.03)%[b]	$53.1	1.14%	1.06%		2.90%	103%[c]
Institutional Class
4/30/2020 (Unaudited)	$—	$10.26	(4.71)%*	$2,095.5	0.61%**	0.59	%**	3.70%**	64	%[c]*
10/31/2019	$—	$10.99	7.87%[b]	$2,357.5	0.62%	0.59%		3.84%	113%[c]
10/31/2018	$—	$10.62	(0.89)%[b]	$2,219.8	0.62%	0.59%		3.75%	116%[c]
10/31/2017	$—	$11.16	4.45%[b]	$2,041.0	0.63%	0.59%		3.37%	136%[c]
10/31/2016	$—	$11.07	6.38%	$1,436.8	0.78%	0.74%		3.33%	141%[c]
10/31/2015	$—	$10.79	(0.69)%[b]	$1,355.2	0.78%	0.71%		3.25%	103%[c]
Class A
4/30/2020 (Unaudited)	$—	$10.27	(4.89)%*	$106.7	0.99%**	0.99	%**§	3.31%**	64	%[c]*
10/31/2019	$—	$11.00	7.44%[b]	$113.5	1.01%	0.99%		3.45%	113%[c]
10/31/2018	$—	$10.63	(1.29)%[b]	$160.8	1.01%	0.99%		3.32%	116%[c]
10/31/2017	$—	$11.17	4.03%[b]	$193.1	1.02%	1.00%		2.98%	136%[c]
10/31/2016	$—	$11.08	5.95%	$290.5	1.18%	1.14%		2.96%	141%[c]
10/31/2015	$—	$10.80	(1.08)%[b]	$360.8	1.17%	1.11%		2.84%	103%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Strategic Income Fund (cont'd)
Class C
4/30/2020 (Unaudited)	$10.99	$0.14	$(0.71)	$(0.57)	$(0.16)	$—	$—	$(0.16)
10/31/2019	$10.62	$0.30	$0.40	$0.70	$(0.27)	$—	$(0.06)	$(0.33)
10/31/2018	$11.15	$0.29	$(0.50)	$(0.21)	$(0.32)	$—	$—	$(0.32)
10/31/2017	$11.06	$0.25	$0.11	$0.36	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2016	$10.79	$0.24	$0.30	$0.54	$(0.26)	$—	$(0.01)	$(0.27)
10/31/2015	$11.32	$0.24	$(0.43)	$(0.19)	$(0.24)	$(0.06)	$(0.04)	$(0.34)
Class R6
4/30/2020 (Unaudited)	$10.98	$0.20	$(0.71)	$(0.51)	$(0.22)	$—	$—	$(0.22)
10/31/2019	$10.61	$0.43	$0.40	$0.83	$(0.40)	$—	$(0.06)	$(0.46)
10/31/2018	$11.15	$0.42	$(0.51)	$(0.09)	$(0.45)	$—	$—	$(0.45)
10/31/2017	$11.06	$0.38	$0.11	$0.49	$(0.39)	$—	$(0.01)	$(0.40)
10/31/2016	$10.79	$0.37	$0.30	$0.67	$(0.39)	$—	$(0.01)	$(0.40)
10/31/2015	$11.32	$0.37	$(0.43)	$(0.06)	$(0.36)	$(0.07)	$(0.04)	$(0.47)
Unconstrained Bond Fund
Institutional Class
4/30/2020 (Unaudited)	$8.82	$0.12	$(1.29)	$(1.17)	$(0.11)	$—	$—	$(0.11)
10/31/2019	$9.30	$0.32	$(0.47)	$(0.15)	$(0.24)	$—	$(0.09)	$(0.33)
10/31/2018	$9.41	$0.29	$(0.17)	$0.12	$(0.23)	$—	$—	$(0.23)
10/31/2017	$9.18	$0.23	$0.14	$0.37	$(0.10)	$—	$(0.04)	$(0.14)
10/31/2016	$9.38	$0.27	$(0.20)	$0.07	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.27	$(0.49)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)
Class A
4/30/2020 (Unaudited)	$8.83	$0.08	$(1.28)	$(1.20)	$(0.09)	$—	$—	$(0.09)
10/31/2019	$9.28	$0.28	$(0.44)	$(0.16)	$(0.20)	$—	$(0.09)	$(0.29)
10/31/2018	$9.41	$0.25	$(0.19)	$0.06	$(0.19)	$—	$—	$(0.19)
10/31/2017	$9.17	$0.20	$0.15	$0.35	$(0.07)	$—	$(0.04)	$(0.11)
10/31/2016	$9.37	$0.22	$(0.19)	$0.03	$—	$—	$(0.23)	$(0.23)
10/31/2015	$9.89	$0.26	$(0.53)	$(0.27)	$(0.12)	$—	$(0.13)	$(0.25)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Strategic Income Fund (cont'd)
Class C
4/30/2020 (Unaudited)	$—	$10.26	(5.23)%*	$85.1	1.73%**	1.69%**	2.60%**	64	%[c]*
10/31/2019	$—	$10.99	6.70%[b]	$100.5	1.74%	1.69%	2.75%	113%[c]
10/31/2018	$—	$10.62	(1.89)%[b]	$122.2	1.74%	1.69%	2.62%	116%[c]
10/31/2017	$—	$11.15	3.31%[b]	$150.2	1.75%	1.69%	2.28%	136%[c]
10/31/2016	$—	$11.06	5.13%	$183.9	1.91%	1.84%	2.45%	141%[c]
10/31/2015	$—	$10.79	(1.77)%[b]	$202.9	1.91%	1.81%	2.14%	103%[c]
Class R6
4/30/2020 (Unaudited)	$—	$10.25	(4.66)%*	$287.5	0.51%**	0.49%**	3.81%**	64	%[c]*
10/31/2019	$—	$10.98	7.98%[b]	$301.4	0.52%	0.50%	3.94%	113%[c]
10/31/2018	$—	$10.61	(0.83)%[b]	$348.7	0.55%	0.52%	3.82%	116%[c]
10/31/2017	$—	$11.15	4.52%[b]	$311.0	0.56%	0.52%	3.43%	136%[c]
10/31/2016	$—	$11.06	6.36%	$206.5	0.71%	0.67%	3.43%	141%[c]
10/31/2015	$—	$10.79	(0.62)%[b]	$230.9	0.71%	0.64%	3.32%	103%[c]
Unconstrained Bond Fund
Institutional Class
4/30/2020 (Unaudited)	$—	$7.54	(13.42)%*	$3.8	1.76%**	0.66%**	2.84%**	41	%[c]*
10/31/2019	$—	$8.82	(1.66)%	$21.2	1.13%	0.66%	3.52%	61%[c]
10/31/2018	$—	$9.30	1.24%[b]	$43.8	1.06%	0.67%	3.03%	57%[c]
10/31/2017	$—	$9.41	4.05%	$45.8	1.30%	0.68%	2.48%	73%[c]
10/31/2016	$—	$9.18	0.79%	$4.7	1.24%	0.66%	3.01%	50%[c]
10/31/2015	$—	$9.38	(2.28)%	$189.1	1.27%	0.67%	2.80%	75%[c]
Class A
4/30/2020 (Unaudited)	$—	$7.54	(13.67)%*	$0.6	2.52%**	1.03%**	1.95%**	41	%[c]*
10/31/2019	$—	$8.83	(1.70)%	$0.2	1.70%	1.03%	3.13%	61%[c]
10/31/2018	$—	$9.28	0.65%[b]	$0.4	1.50%	1.04%	2.67%	57%[c]
10/31/2017	$—	$9.41	3.78%	$0.5	1.78%	1.06%	2.13%	73%[c]
10/31/2016	$—	$9.17	0.41%	$0.6	1.61%	1.03%	2.48%	50%[c]
10/31/2015	$—	$9.37	(2.74)%	$0.1	1.76%	1.14%	2.73%	75%[c]

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions
Unconstrained Bond Fund (cont'd)
Class C
4/30/2020 (Unaudited)	$8.83	$0.06	$(1.29)	$(1.23)	$(0.06)	$—	$—	$(0.06)
10/31/2019	$9.31	$0.21	$(0.47)	$(0.26)	$(0.13)	$—	$(0.09)	$(0.22)
10/31/2018	$9.42	$0.18	$(0.17)	$0.01	$(0.12)	$—	$—	$(0.12)
10/31/2017	$9.18	$0.13	$0.15	$0.28	$(0.00)	$—	$(0.04)	$(0.04)
10/31/2016	$9.38	$0.17	$(0.20)	$(0.03)	$—	$—	$(0.17)	$(0.17)
10/31/2015	$9.89	$0.19	$(0.52)	$(0.33)	$(0.05)	$—	$(0.13)	$(0.18)
Class R6
4/30/2020 (Unaudited)	$8.83	$0.12	$(1.29)	$(1.17)	$(0.11)	$—	$—	$(0.11)
10/31/2019	$9.31	$0.33	$(0.48)	$(0.15)	$(0.24)	$—	$(0.09)	$(0.33)
10/31/2018	$9.42	$0.29	$(0.17)	$0.12	$(0.23)	$—	$—	$(0.23)
10/31/2017	$9.19	$0.24	$0.14	$0.38	$(0.11)	$—	$(0.04)	$(0.15)
10/31/2016	$9.38	$0.25	$(0.17)	$0.08	$—	$—	$(0.27)	$(0.27)
10/31/2015	$9.89	$0.31	$(0.53)	$(0.22)	$(0.16)	$—	$(0.13)	$(0.29)

See Notes to Financial Highlights

	Voluntary Contribution from Management	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Unconstrained Bond Fund (cont'd)
Class C
4/30/2020 (Unaudited)	$—	$7.54	(13.99)%*	$0.0	3.18%**	1.78%**	1.38%**	41	%[c]*
10/31/2019	$—	$8.83	(2.75)%	$0.0	2.36%	1.77%	2.36%	61%[c]
10/31/2018	$—	$9.31	0.12%[b]	$0.0	2.26%	1.78%	1.94%	57%[c]
10/31/2017	$—	$9.42	3.02%	$0.0	2.56%	1.81%	1.38%	73%[c]
10/31/2016	$—	$9.18	(0.34)%	$0.0	2.40%	1.78%	1.86%	50%[c]
10/31/2015	$—	$9.38	(3.36)%	$0.2	2.50%	1.87%	1.96%	75%[c]
Class R6
4/30/2020 (Unaudited)	$—	$7.55	(13.36)%*	$5.7	1.63%**	0.56%**	2.82%**	41	%[c]*
10/31/2019	$—	$8.83	(1.56)%	$31.8	1.04%	0.56%	3.62%	61%[c]
10/31/2018	$—	$9.31	1.31%[b]	$54.3	0.99%	0.60%	3.12%	57%[c]
10/31/2017	$—	$9.42	4.12%	$52.8	1.26%	0.62%	2.57%	73%[c]
10/31/2016	$—	$9.19	0.97%	$49.7	1.13%	0.59%	2.66%	50%[c]
10/31/2015	$—	$9.38	(2.21)%	$0.2	1.32%	0.70%	3.19%	75%[c]

Notes to Financial Highlights Income Funds (Unaudited)

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee and if High Income and Municipal Impact had not received refunds, plus interest, from State Street noted in (f) below for custodian out-of-pocket expenses previously paid during the year ended October 31, 2017.

@  Calculated based on the average number of shares outstanding during each fiscal period.

**  Annualized.

*  Not annualized.

^  The date investment operations commenced.

‡  Organization expense and/or proxy-related expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average net assets would have been:

	Six Months Ended April 30, 2020	Year Ended October 31, 2017
High Income Class A	1.11%	—
High Income Class R3	—	1.35%
Strategic Income Class A	0.99%	—

^^  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended October 31, 2019, for Core Bond and for the year ended October 31, 2018, for Municipal Impact.

a  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested, but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal will fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses.

b  The class action proceeds received in 2019, 2018, 2017, 2016 and 2015 had no impact on the Funds' total returns for the years ended October 31, 2019, 2018, 2017, 2016 and 2015, respectively.

c  Excluding mortgage dollar roll transactions. Had mortgage dollar roll transactions been included, the portfolio turnover rate would have been:

	Six Months Ended April 30,	Year Ended October 31,
	2020	2019	2018	2017	2016	2015
Core Bond	82%	187%	224%	269%	222%	240%
Strategic Income	166%	325%	345%	352%	363%	357%
Unconstrained Bond	65%	86%	77%	88%	65%	86%

Notes to Financial Highlights Income Funds (Unaudited) (cont'd)

d  The voluntary contribution received in 2015 for Emerging Markets Debt had no impact on the Fund's total returns for the year ended October 31, 2015.

e  The custodian expenses refund noted in (f) below is non-recurring and is included in these ratios. Had High Income and Municipal Impact not received the refund, the annualized ratios of net expenses to average net assets and the annualized ratios of net investment income/(loss) to average net assets would have been:

	Ratio of Net Expenses to Average Net Assets	Ratio of Net Investment Income/(Loss) to Average Net Assets
	Year Ended October 31, 2017
High Income Bond Investor Class	0.84%	5.34%
High Income Bond Institutional Class	0.70%	5.49%
High Income Bond Class A	1.14%	5.05%
High Income Bond Class C	1.81%	4.38%
High Income Bond Class R3	1.37%	4.81%
High Income Bond Class R6	0.61%	5.56%
Municipal Impact Institutional Class	0.92%	2.23%

f  In May 2016, the Funds' custodian, State Street, announced that it had identified inconsistencies in the way in which certain Funds were invoiced for categories of expenses, particularly those deemed "out-of-pocket" costs, from 1998 through November 2015, and refunded to High Income and Municipal Impact Funds certain expenses, plus interest, determined to be payable to those Funds for the period in question. These amounts were refunded to those Funds by State Street during the year ended October 31, 2017. These amounts had no impact on High Income's and Municipal Impact's total returns for the year ended October 31, 2017.

g  Represents the annualized ratio of net expenses to average daily net assets after utilization of the line of credit by Floating Rate Income and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had the Fund not utilized the line of credit, and had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended October 31, 2019
Floating Rate Income Institutional Class	0.71%
Floating Rate Income Class A	1.08%
Floating Rate Income Class C	1.84%

Directory

Investment Manager and Administrator

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Distributor

Neuberger Berman BD LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Adviser

Neuberger Berman Europe Limited
Lansdowne House
57 Berkeley Square
London, United Kingdom W1J 6ER

Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Shareholder Servicing Agent

DST Asset Manager Solutions Inc.
430 West 7th Street, Suite 219189
Kansas City, MO 64105-1407

For Investor, Trust & Institutional Class Shareholders
address correspondence to:

Neuberger Berman Funds
P.O. Box 219189
Kansas City, MO 64121-9189
Shareholder Services 800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
Two Liberty Place
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the SEC's website at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the SEC's website at www.sec.gov, and on Neuberger Berman's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the SEC for the first and third quarters of each fiscal year as an exhibit to its report on Form N-PORT (Form N-Q for filings prior to March 31, 2019). The Trust's Forms N-Q and N-PORT are available on the SEC's website at www.sec.gov. The portfolio holdings information on Form N-Q or Form N-PORT is available upon request, without charge, by calling 800-877-9700 (toll-free).

Neuberger Berman Investment Advisers LLC
1290 Avenue of the Americas
New York, NY 10104-0002
Retail Services: 800.877.9700
Broker-Dealer and Institutional Services: 800.366.6264/888.556.9030
Web site: www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which you can obtain by calling 877.628.2583. An investor should consider a Fund's investment objectives, risks and fees and expenses, which are described in its prospectus, before investing.

H0314 06/20

Item 2.  Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Income Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”).  During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
A copy of the Code of Ethics is filed herewith.  The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3.  Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6.  Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included in Item 1 of this Form N-CSR.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10.  Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11.  Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s most recent fiscal half-year period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 13.  Exhibits.

(a)(1)	A copy of the Code of Ethics is filed herewith.
(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.
(a)(3)	Not applicable to the Registrant.
(a)(4)	Not applicable to the Registrant.
(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act is furnished herewith.
The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Income Funds

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: June 30, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Joseph V. Amato
Joseph V. Amato
Chief Executive Officer and President

Date: June 30, 2020

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: June 30, 2020